As filed with the Securities and Exchange Commission on September 27, 2013

  File No. 033-58041
  File No. 811-07257

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933
  POST-EFFECTIVE AMENDMENT NO. 74   ☒
  and
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940
  AMENDMENT NO. 75   ☒

SEI INSTITUTIONAL INVESTMENTS TRUST
(Exact Name of Registrant as Specified in Charter)

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices)
610-676-1000

Timothy D. Barto
SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered Units of Beneficial Interest

It is proposed that this filing will become effective (check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)
  ☐  on [date] pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ☐  on [date] pursuant to paragraph (a)(1) of Rule 485
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  on [date] pursuant to paragraph (a)(2).

If appropriate check the following box:

  ☐  This post-effective Amendment designates a new effective date for a previously filed post-effective Amendment.

September 30, 2013

PROSPECTUS

SEI Institutional Investments Trust

Class A Shares

›  Large Cap Fund (SLCAX)

›  Large Cap Diversified Alpha Fund (SCDAX)

›  Large Cap Disciplined Equity Fund (SCPAX)

›  Large Cap Index Fund (LCIAX)

›  Extended Market Index Fund (SMXAX)

›  Small Cap Fund (SLPAX)

›  Small Cap II Fund (SECAX)

›  Small/Mid Cap Equity Fund (SSMAX)

›  U.S. Managed Volatility Fund (SVYAX)

›  World Equity Ex-US Fund (WEUSX)

›  Screened World Equity Ex-US Fund (SSEAX)

›  Opportunistic Income Fund (ENIAX)

›  Core Fixed Income Fund (SCOAX)

›  High Yield Bond Fund (SGYAX)

›  Long Duration Fund (LDRAX)

›  Long Duration Corporate Bond Fund (SLDAX)

›  Ultra Short Duration Bond Fund (SUSAX)

›  Emerging Markets Debt Fund (SEDAX)

›  Real Return Fund (RRPAX)

›  Dynamic Asset Allocation Fund (SDLAX)

›  Multi-Asset Real Return Fund (SEIAX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

FUND SUMMARY
LARGE CAP FUND	1
LARGE CAP DIVERSIFIED ALPHA FUND	5
LARGE CAP DISCIPLINED EQUITY FUND	10
LARGE CAP INDEX FUND	16
EXTENDED MARKET INDEX FUND	20
SMALL CAP FUND	24
SMALL CAP II FUND	28
SMALL/MID CAP EQUITY FUND	31
U.S. MANAGED VOLATILITY FUND	36
WORLD EQUITY EX-US FUND	40
SCREENED WORLD EQUITY EX-US FUND	45
OPPORTUNISTIC INCOME FUND	50
CORE FIXED INCOME FUND	56
HIGH YIELD BOND FUND	62
LONG DURATION FUND	67
LONG DURATION CORPORATE BOND FUND	72
ULTRA SHORT DURATION BOND FUND	77
EMERGING MARKETS DEBT FUND	82
REAL RETURN FUND	88
DYNAMIC ASSET ALLOCATION FUND	93
MULTI-ASSET REAL RETURN FUND	103
Purchase and Sale of Fund Shares	112
Tax Information	112
Payments to Broker-Dealers and Other Financial Intermediaries	112
MORE INFORMATION ABOUT INVESTMENTS	112
MORE INFORMATION ABOUT RISKS	113
Risk Information Common to the Funds	113
More Information About Principal Risks	114
GLOBAL ASSET ALLOCATION	129
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES	130
INVESTMENT ADVISER AND SUB-ADVISERS	132
Information About Fee Waivers	134
Management of the Dynamic Asset Allocation and Multi-Asset Real Return Funds' Subsidiaries	138
Sub-Advisers and Portfolio Managers	139
PURCHASING AND SELLING FUND SHARES	166
HOW TO PURCHASE FUND SHARES	166
Pricing of Fund Shares	167
Minimum Purchases	169
Frequent Purchases and Redemptions of Fund Shares	169
Foreign Investors	170
Customer Identification and Verification and Anti-Money Laundering Program	170
HOW TO SELL YOUR FUND SHARES	171
Receiving Your Money	171
Redemptions in Kind	172
Suspension of Your Right to Sell Your Shares	172
TELEPHONE TRANSACTIONS	172
DISTRIBUTION OF FUND SHARES	172
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	172
DIVIDENDS, DISTRIBUTIONS AND TAXES	172
Dividends and Distributions	172
Taxes	173
FINANCIAL HIGHLIGHTS	176
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INVESTMENTS TRUST	Back Cover

SEI / PROSPECTUS

LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.47%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class A Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.61 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser).

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.27% (6/30/09)

Worst Quarter: -21.67% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 14.22%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	17.09%	1.58%	7.37%	6.50%
Return After Taxes on Distributions	16.21%	1.08%	6.98%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares	12.06%	1.25%	6.44%	5.50%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	7.52%	6.82%

* Index returns are shown from June 30, 1996.

SEI / PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA,CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Martha E. Ortiz, CFA, CIC Gregory J. Rogers, CFA R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA	Since 2003 Since 2007 Since 2003 Since 2003 Since 2012 Since 2003 Since 2004	Managing Principal Principal Principal Principal Principal Principal Principal
AQR Capital Management, LLC	Clifford Asness, Ph.D. Jacques Friedman Ronen Israel Lars Nielsen	Since 2011 Since 2011 Since 2011 Since 2011	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal
Brown Advisory LLC	Kenneth M. Stuzin, CFA	Since 2010	Partner, Portfolio Manager
Delaware Investments Fund Advisers, a series of Delaware Management Business Trust	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2005 Since 2005 Since 2005 Since 2005	Senior Vice President and Chief Investment
Officer — Focus Growth Equity
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Portfolio Manager and
Equity Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA	Since 1996 Since 1996 Since 2006	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager, Partner, Portfolio Manager,
Waddell & Reed Investment Management Co	Erik Becker, CFA Gus Zinn, CFA	Since 2011 Since 2011	Senior Vice President, Portfolio Manager Senior Vice President, Portfolio Manager
WestEnd Advisors, LLC	Robert L. Pharr	Since 2010	Managing Partner, Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

SEI / PROSPECTUS

LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.47%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Diversified Alpha Fund — Class A Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.61 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may also invest in ETFs based on a large capitalization index.

The Fund uses a multi-manager approach under the general supervision of SIMC. SIMC allocates most of the Fund's assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. This allocation among investment strategies aims to diversify the sources from which the Fund seeks to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), thereby diversifying the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large capitalization equity market, returns may be derived in part from investing up to 20% of the Fund in securities outside of the large capitalization market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts (also called "futures") and swaps backed by other types of securities. The Fund may invest in futures and swaps either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers may purchase futures contracts or swaps, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts or swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. In addition to the obtaining synthetic exposure and mitigating risk, interest rate swaps, in particular, are also used to manage the Fund's yield spread sensitivity. In other words, by entering into interest rate swaps, the Fund can hedge the risk associated with its current investments in fixed income assets in response to changes in interest rates. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

SEI / PROSPECTUS

Derivatives Risk — The Fund's use of futures and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The Fund uses portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of derivative instruments backed by other types of securities in order to seek to generate excess return. The financial performance of the Fund will be affected, positively or negatively, by the financial performance of the securities backing such derivative instruments. These factors, among others, may cause the Fund to perform differently than a fund that is invested solely in large capitalization equity securities or other funds with similar investment objectives or cause the Fund to underperform its benchmark.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six years, and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.00% (06/30/09)

Worst Quarter: -25.55% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 13.05%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Diversified Alpha Fund	1 Year	5 Years	Since Inception (2/28/2006)
Return Before Taxes	15.97%	0.18%	2.46%
Return After Taxes on Distributions	15.52%	-0.05%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares	10.64%	0.09%	1.93%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	3.95%

SEI / PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA, CPA Martha E. Ortiz, CFA, CIC Gregory J. Rogers, CFA R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA	Since 2006 Since 2007 Since 2006 Since 2006 Since 2012 Since 2006 Since 2006	Managing Principal Principal Principal Principal Principal Principal Principal
Delaware Investments Fund Advisers, a series of Delaware Management Business Trust	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2005 Since 2005 Since 2005 Since 2005	Senior Vice President and Chief Investment
Officer — Focus Growth Equity
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Portfolio Manager and
Equity Analyst
INTECH Investment Management LLC	Adrian Banner, Ph.D. Joseph Runnels, CFA Vassilios Papathanakos, Ph.D. Phillip Whitman, Ph.D.	Since 2006 Since 2006 Since 2012 Since 2012	Chief Executive Officer and Chief Investment Officer Vice President — Portfolio Management Deputy Chief Investment Officer Director of Research
Tocqueville Asset Management LP	Robert W. Kleinschmidt, CFA James Hunt Peter Shawn Joseph Zock	Since 2011 Since 2011 Since 2011 Since 2011	President, Chief Executive Officer , Chief
Investment Officer and Chairman of the
Multi Cap Equity (MCE) Investment Committee
Managing Director, Portfolio Manager and
Member of the MCE Investment Committee
and International Multi Cap Equity Investment
Committees
Managing Director, Portfolio Manager,
Director of Research and Member of the MCE
and International Multi Cap Equity Investment
Committees
Managing Director, Portfolio Manager and
Member of the MCE and International
Multi Cap Equity Investment Committees
WestEnd Advisors, LLC	Robert L. Pharr	Since 2010	Managing Partner, Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

SEI / PROSPECTUS

LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.02%
Total Annual Fund Operating Expenses	0.48%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Disciplined Equity Fund — Class A Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on a large capitalization equity index and equity securities of foreign companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $1.86 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts or swaps backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers may purchase these instruments, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts and swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an Nationally Recognized Statistical Rating Organization (junk bonds) and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

SEI / PROSPECTUS

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income

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securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past nine years and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.99% (06/30/09)

Worst Quarter: -25.66% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 13.42%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Disciplined Equity Fund	1 Year	5 Years	Since Inception* (8/28/2003)
Return Before Taxes	17.16%	-0.20%	5.02%
Return After Taxes on Distributions	16.64%	-0.55%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	11.46%	-0.29%	4.10%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.93%

* Index returns are shown from August 31, 2003.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Analytic Investors, LLC	Harindra de Silva, Ph.D. Dennis Bein Ryan Brown	Since 2003 Since 2003 Since 2003	President & Portfolio Manager Chief Investment Officer & Portfolio Manager Portfolio Manager
INTECH Investment Management LLC	Adrian Banner, Ph.D. Joseph Runnels, CFA Vassilios Papathanakos, Ph.D. Phillip Whitman, Ph.D.	Since 2003 Since 2003 Since 2012 Since 2012	Chief Executive Officer and Chief Investment Officer Vice President — Portfolio Management Deputy Chief Investment Officer Director of Research
Lazard Asset Management LLC	Andrew Lacey Jai Jacob Daniel Breslin	Since 2010 Since 2010 Since 2010	Deputy Chairman, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst
OppenheimerFunds, Inc.	Manind (Mani) Govil Benjamin Ram	Since 2012 Since 2012	Senior Vice President, Portfolio Manager Vice President, Portfolio Manager
Quantitative Management Associates LLC	Peter Xu, Ph.D. Devang Gambhirwala	Since 2003 Since 2003	Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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LARGE CAP INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.17%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.24%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund — Class A Shares	$25	$77	$135	$306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

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Principal Investment Strategies

The Large Cap Index Fund invests substantially all of its assets (at least 80%) in securities listed in the Russell 1000 Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Fund generally gives the same weight to a given stock as the Russell 1000 Index does.

In seeking to replicate the performance of the Russell 1000 Index, the Fund may invest, to a lesser extent, in American depositary receipts (ADRs). The Fund may also invest in securities of companies located in developed foreign countries and securities of small capitalization companies. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions.

Principal Risks

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Foreign Investment Risk — The risk that securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

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Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's and benchmark's investments and other factors.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.46% (06/30/09)

Worst Quarter: -22.51% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 13.94%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Large Cap Index Fund	1 Year	5 Years	10 Years	Since Inception* (4/1/2002)
Return Before Taxes	16.32%	1.88%	7.44%	4.44%
Return After Taxes on Distributions	15.68%	1.43%	6.96%	3.96%
Return After Taxes on Distributions and Sale of Fund Shares	11.18%	1.45%	6.14%	3.45%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	7.52%	5.12%

* Index returns are shown from April 30, 2002.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSgA Funds Management, Inc.	Kristin Carcio Karl Schneider	Since 2007 Since 2005	Vice President, Senior Portfolio Manager Vice President, Senior Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn page 112 of this prospectus.

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EXTENDED MARKET INDEX FUND

Fund Summary

Investment Goal

Seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.12%
Distribution (12b-1) Fees	None
Other Expenses	0.03%*
Total Annual Fund Operating Expenses	0.15%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Extended Market Index Fund — Class A Shares	$15	$48	$85	$192

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from February 28, 2013 to May 31, 2013, the Fund's annualized portfolio turnover rate was 4% of the average value of its portfolios.

Principal Investment Strategies

The Fund is managed using a passive/indexing investment approach and invests substantially all of its assets in securities (mostly common stocks) of companies that are included (at the time of purchase) in

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the Russell Small Cap Completeness Index (the Index). As of July 31, 2013, the market capitalization of the companies included in the Index ranged from $30.7 million to $30.9 billion. The Index is composed of securities of the companies included in the Russell 3000 Index (which includes the largest 3,000 U.S. companies), excluding the securities of companies that are constituents of the S&P 500 Index (which includes 500 leading U.S. companies). The Index is constructed to attempt to provide a comprehensive and unbiased barometer of the extended broad market of U.S. equity securities beyond that of the 500 leading U.S. companies included in the S&P 500 Index. The market capitalization range and the composition of the Index are subject to change.

The Fund generally will attempt to invest in securities (including interests of real estate investment trusts (REITs)) composing the Index in approximately the same proportions as they are represented in the Index. The Fund's ability to fully replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. In some cases, it may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund's Sub-Adviser may employ a sampling or optimization technique to construct the Fund's portfolio. In seeking to replicate the performance of the Index, the Fund may also invest in ETFs and REITs that are not constituents of the Index.

The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the Index. However, the Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

The Fund may, at times, purchase or sell index futures contracts, or options on those futures, or engage in forward or swap transactions in lieu of investing directly in the securities making up the Index or to enhance the Fund's replication of the Index's return. In addition, for liquidity purposes, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund's return may not match the return of the Index.

Principal Risks

Derivatives Risk — The Fund's use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk, leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in

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an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that the securities in which it invests may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Sampling Risk — The Fund may not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund may not track the return of the Index as well as it would have if the Fund purchased all of the securities in the Index.

Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the Index as a result of cash flows, Fund expenses, imperfect correlation between the Fund's and Index's investments and other factors.

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Loss of money is a risk of investing in the Fund.

Performance Information

The Fund commenced operations on February 28, 2013. Because the Fund did not have a full calendar year of performance as of September 30, 2013, performance results have not been provided.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSgA Funds Management, Inc.	Michael Feehily, CFA John Tucker, CFA	Since 2012 Since 2012	Senior Managing Director and Co-Head of Passive Equity Strategies in North America Senior Managing Director and Co-Head of Passive Equity Strategies in North America

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.72%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, including ETFs based on small capitalization indices and securities of REITs. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $9.0 million and $4.47 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index is subject to change. The Fund may also invest in securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial

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resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.27% (06/30/09)

Worst Quarter: -28.10% (12/31/10)

The Fund's total return from January 1, 2013 to June 30, 2013 was 17.46%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	13.82%	1.71%	8.86%	7.11%
Return After Taxes on Distributions	13.49%	1.43%	7.55%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	9.18%	1.33%	7.33%	5.58%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%	6.99%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader, Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst
AQR Capital Management, LLC	Clifford Asness, Ph.D. Jacques Friedman Ronen Israel Lars Nielsen	Since 2009 Since 2009 Since 2009 Since 2009	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal
Artisan Partners Limited Partnership	Scott C. Satterwhite James C. Kieffer George O. Sertl, Jr. Daniel L. Kane	Since 1999 Since 2000 Since 2006 Since 2012	Managing Director and Portfolio Manager Managing Director and Portfolio Manager Managing Director and Portfolio Manager Associate Portfolio Manager
Janus Capital Management LLC	Jonathan D. Coleman,CFA Maneesh Modi	Since 2013 Since 2013	Portfolio Manager Portfolio Manager
J.P. Morgan Investment Management Inc.	Eytan M. Shapiro, CFA	Since 2011	Managing Director and Portfolio Manager
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	Since 2003	Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA	Since 1997 Since 1997 Since 2006	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Robeco Investment Management, Inc.	Richard Shuster, CFA Gregory Weiss	Since 2006 Since 2006	Senior Portfolio Manager Portfolio Manager
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 1999 Since 1999 Since 1999	Chief Executive Officer, President, Chief Investment Officer Managing Director, Senior Market Strategist Managing Director
Timberline Asset Management LLC	Kenneth A. Korngiebel	Since 2012	Chief Investment Officer and Lead Portfolio Manager of Timberline Asset Management LLC's Growth Portfolios
William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Partner, Senior Vice President Partner, Senior Vice President Partner, Senior Vice President

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn page 112 of this prospectus.

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SMALL CAP II FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01
Total Annual Fund Operating Expenses	0.73%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap II Fund — Class A Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 113% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap II Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, ETFs based on small capitalization indices and securities of REITs. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $9.0 million and $4.47 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that the securities in which the Fund principally invests may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — The small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, smaller capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

The Fund commenced operations on April 10, 2012. Because the Fund did not have a full calendar year of performance as of September 30, 2013, performance results have not been provided.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2012 Since 2012 Since 2012 Since 2012	Team Leader, Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst
AQR Capital Management, LLC	Clifford Asness, Ph.D. Jacques Friedman Ronen Israel Lars Nielsen	Since 2012 Since 2012 Since 2012 Since 2012	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal
Fiduciary Management Associates, LLC	Kathryn A. Vorisek Leo Harmon, CFA	Since 2012 Since 2012	Senior Managing Director, Chief Investment Officer and Small/SMID Cap Team Leader Managing Director and Small/SMID Cap Associate Team Leader
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	Since 2012	Portfolio Manager
Timberline Asset Management LLC	Kenneth A. Korngiebel	Since 2012	Chief Investment Officer and Lead Portfolio Manager of Timberline Asset Management LLC's Growth Portfolios

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.72%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Equity Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small and medium-sized companies, ETFs based on small and medium-sized capitalization indices and securities of REITs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $30.7 million and $7.73 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that smaller and medium capitalization securities may underperform other segments of the equity market or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

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Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past nine years and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.03% (06/30/09)

Worst Quarter: -27.32% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 16.82%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who

SEI / PROSPECTUS

hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small/Mid Cap Equity Fund	1 Year	5 Years	Since Inception* (12/15/2003)
Return Before Taxes	15.63%	2.60%	6.55%
Return After Taxes on Distributions	15.24%	2.33%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	10.49%	2.10%	5.40%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	17.88%	4.34%	7.16%

* Index returns are shown from December 31, 2003.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader, Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst
Integrity Asset Management, LLC	Daniel G. Bandi, CFA Daniel J. DeMonica, CFA Adam I. Friedman Joe A. Gilbert, CFA Mirsat Nikovic, CFA J. Bryan Tinsley, CFA	Since 2004 Since 2004 Since 2004 Since 2004 Since 2007 Since 2004	Managing Director and Chief Investment Officer Senior Portfolio Manager Senior Portfolio Manager Portfolio Manager Equity Analyst Portfolio Manager
Janus Capital Management LLC	Jonathan D. Coleman, CFA	Since 2013	Portfolio Manager
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA Donald Cleven, CFA	Since 2007 Since 2007	Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA	Since 2003 Since 2003 Since 2006	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Robeco Investment Management, Inc.	Richard Shuster, CFA Gregory Weiss	Since 2010 Since 2010	Senior Portfolio Manager Portfolio Manager
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 2003 Since 2003 Since 2003	Chief Executive Officer, President, Chief Investment Officer Managing Director, Senior Market Strategist Managing Director

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Timberline Asset Management LLC	Kenneth A. Korngiebel	Since 2012	Chief Investment Officer and Lead Portfolio Manager of Timberline Asset Management LLC's Growth Portfolios
Wellington Management Company, LLP	Steven C. Angeli, CFA	Since 2009	Senior Vice President, Equity Portfolio Manager
William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Partner, Senior Vice President Partner, Senior Vice President Partner, Senior Vice President

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

SEI / PROSPECTUS

U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees amd Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.72%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, ETFs and warrants. The Fund may also, to a lesser extent, invest in ADRs and securities of non-U.S. companies.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is expected to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

Principal Risks

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Hedged Strategies Risk — The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies.

Investment Style Risk — The risk that equity securities of U.S. companies of all capitalization ranges may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four calendar years and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 11.39% (09/30/09)

Worst Quarter: -11.59% (03/31/09)

The Fund's total return from January 1, 2013 to June 30, 2013 was 14.87%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who

SEI / PROSPECTUS

hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Managed Volatility Fund	1 Year	Since Inception* (12/30/2008)
Return Before Taxes	13.08%	13.61%
Return After Taxes on Distributions	12.10%	11.45%
Return After Taxes on Distributions and Sale of Fund Shares	9.21%	10.86%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	16.42%	15.26%

* Index returns are shown from December 31, 2008.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Martha E. Ortiz, CFA, CIC Gregory J. Rogers, CFA R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA	Since 2008 Since 2008 Since 2008 Since 2008 Since 2012 Since 2008 Since 2008	Managing Principal Principal Principal Principal Principal Principal Principal
Analytic Investors, LLC	Harindra de Silva, Ph.D. Dennis Bein Ryan Brown	Since 2008 Since 2008 Since 2008	President & Portfolio Manager Chief Investment Officer & Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA	Since 2011 Since 2011 Since 2011	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.63%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund — Class A Shares	$64	$202	$351	$786

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Principal Risks

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are

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described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven years, and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an

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indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 25.15% (06/30/09)

Worst Quarter: -25.87% (09/30/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 1.84%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

World Equity Ex-US Fund	1 Year	5 Years	Since Inception* (3/28/2005)
Return Before Taxes	18.26%	-4.55%	4.09%
Return After Taxes on Distributions	18.02%	-4.78%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	12.44%	-3.83%	3.36%
MSCI All Country World Ex-US Net Index Return (net of dividends) (reflects no deduction for fees, expenses or taxes)	16.83%	-2.89%	5.23%

* Index returns are shown from March 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	John R. Chisholm Asha Mehta	Since 2009 Since 2009	Executive Vice President, Chief Investment Officer Vice President, Portfolio Manager
EARNEST Partners LLC	Paul E. Viera	Since 2011	Chief Executive Officer and Manager
JO Hambro Capital Management Limited	Christopher Lees, CFA	Since 2010	Senior Fund Manager
McKinley Capital Management, LLC	Robert B. Gillam Robert A. Gillam Gregory S. Samorajski Sheldon J. Lien Brandon S. Rinner Paul Hanson Forrest Badgley Miles A. Wixon Martino M. Boffa	Since 2005 Since 2005 Since 2005 Since 2005 Since 2005 Since 2005 Since 2006 Since 2009 Since 2010	President, Chief Executive Officer
Senior Vice President, Chief Investment Officer
Director of Investments, Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Director of Investments, Alternative Structures
NFJ Investment Group LLC	Thomas W. Oliver, CFA, CPA Ben J. Fischer, CFA Paul A. Magnuson R. Burns McKinney, CFA L. Baxter Hines, CFA John R. Mowrey	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010 Since 2012	Managing Director, Portfolio Manager/ Analyst
Managing Director, Portfolio Manager/ Analyst
Managing Director, Portfolio Manager/ Analyst
Managing Director, Portfolio Manager/ Analyst
Director, Portfolio Manager/ Analyst
Vice President, Portfolio Manager/ Analyst
Thornburg Investment Management Inc	William V. Fries, CFA Wendy Trevisani Lei Wang, CFA	Since 2010 Since 2010 Since 2010	Portfolio Manager, Managing Director Portfolio Manager, Managing Director Portfolio Manager, Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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SCREENED WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.90%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Screened World Equity Ex-US Fund — Class A Shares	$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts, options and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to

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modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

Principal Risks

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage

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can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Social Investment Criteria Risk — The Fund's portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four calendar years, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.07% (06/30/09)

Worst Quarter: -21.65% (09/30/11)

The Fund's total return from January 1, 2013 to June 30, 2013 was 0.36%.

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Average Annual Total Returns (for the period ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Screened World Equity Ex-US Fund	1 Year	Since Inception (6/30/2008)
Return Before Taxes	18.63%	-2.40%
Return After Taxes on Distributions	18.48%	-2.46%
Return After Taxes on Distributions and Sale of Fund Shares	12.72%	-1.87%
MSCI All Country World Ex-US Net Index Return (net of dividends) (reflects no deduction for fees, expenses or taxes)	16.83%	-0.88%

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	John R. Chisholm Asha Mehta	Since 2010 Since 2010	Executive Vice President, Chief Investment Officer Vice President, Portfolio Manager
EARNEST Partners LLC	Paul E. Viera	Since 2011	Chief Executive Officer and Manager
McKinley Capital Management, LLC	Robert B. Gillam Robert A. Gillam Gregory S. Samorajski Sheldon J. Lien Brandon S. Rinner Paul Hanson Forrest Badgley Miles A. Wixon Martino M. Boffa	Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2009 Since 2010	President, Chief Executive Officer
Senior Vice President, Chief Investment Officer
Director of Investments, Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Director of Investments, Alternative Structures
Thornburg Investment Management Inc	William V. Fries, CFA Wendy Trevisani Lei Wang, CFA	Since 2010 Since 2010 Since 2010	Portfolio Manager, Managing Director Portfolio Manager, Managing Director Portfolio Manager, Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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OPPORTUNISTIC INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.12%
Total Annual Fund Operating Expenses	0.64%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Opportunistic Income Fund — Class A Shares	$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

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Principal Investment Strategies

The Opportunistic Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues, such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will primarily be rated CCC- or higher at the time of purchase by at least one ratings agency, although the Fund may also invest in lower rated securities. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR (London Interbank Offered Rate). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 10% of the Fund's assets may be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and

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the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

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Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which a Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six years and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 5.76% (09/30/09)

Worst Quarter: -20.36% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 0.74%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Opportunistic Income Fund	1 Year	5 Years	Since Inception* (12/14/2006)
Return Before Taxes	7.14%	-0.74%	-0.68%
Return After Taxes on Distributions	6.30%	-1.44%	-1.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.64%	-1.04%	-1.10%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)	0.51%	1.18%	1.90%

* Index returns are shown from December 31, 2006.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky Americo Cascella John Leupp	Since 2009 Since 2009 Since 2009	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Brookfield Investment Management Inc.	Michelle L. Russell-Dowe	Since 2013	Managing Director, Senior Portfolio Manager and Head of the Structured Products Investment Team
Declaration Management & Research LLC	Bond Griffin, CFA Peter M. Farley, CFA	Since 2013 Since 2013	Managing Director, Senior Portfolio Manager Managing Director, Senior Portfolio Manager
Wellington Management Company, LLP	Timothy E. Smith	Since 2006	Senior Vice President, Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.37%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class A Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 315% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts, either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index. The dollar-weighted average duration of the Barclays Capital U.S. Aggregate Bond Index varies significantly over time, but as of July 31, 2013, it was 5.51 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

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Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures, forwards and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities,

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price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.56% (09/30/09)

Worst Quarter: -2.54% (09/30/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was -2.02%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Core Fixed Income Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	7.11%	7.26%	6.06%	6.82%
Return After Taxes on Distributions	5.58%	5.07%	4.06%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	4.60%	4.91%	4.00%	4.40%
Barclays Capital Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	5.18%	6.31%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA	Since 2010 Since 2010 Since 2010 Since 2012 Since 2010 Since 2011	Co-Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
J.P. Morgan Investment Management Inc.	Douglas Swanson Peter Simons	Since 2009 Since 2009	Managing Director and Lead Portfolio Manager Executive Director and Co-Lead Portfolio Manager
Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Jerry Cudzil Jamie Farnham Gino Nucci Bryan Whalen Mitch Flack	Since 2002 Since 2002 Since 2002 Since 2012 Since 2002 Since 2004 Since 2004 Since 2002	Chief Investment Officer, Generalist Portfolio
Manager
President, Generalist Portfolio Manager
Managing Director, Generalist Portfolio
Manager
Managing Director, Head of U.S. Credit Trading
Director of Credit Research, Specialist Portfolio
Manager
Credit Trading Specialist, Specialist Portfolio
Manager
Managing Director, Specialist Portfolio Manager
Managing Director, Specialist Portfolio Manager
Wells Capital Management Incorporated	Tom O'Connor Troy Ludgood	Since 2003 Since 2004	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head
Western Asset Management Company	Stephen A. Walsh Carl L. Eichstaedt Mark Lindbloom	Since 1996 Since 1996 Since 2005	Chief Investment Officer Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	Stephen A. Walsh	Since 2005	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.57%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class A Shares	$58	$183	$318	$714

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs).

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Principal Risks

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

CDOs and CLOs Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

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Convertible and Preferred Securities — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven years and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.79% (06/30/09)

Worst Quarter: -20.84% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was 2.75%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

High Yield Bond Fund	1 Year	5 Years	Since Inception* (12/5/2005)
Return Before Taxes	16.89%	10.45%	9.27%
Return After Taxes on Distributions	13.89%	6.94%	5.85%
Return After Taxes on Distributions and Sale of Fund Shares	10.85%	6.74%	5.80%
BofA Merrill Lynch U.S. High Yield Constrained Index Return (reflects no deduction for fees, expenses or taxes)	15.55%	10.14%	9.11%

* Index returns are shown from December 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Adviser
SEI Investments Management Corporation	David Aniloff	Since 2005	Senior Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky Americo Cascella John Leupp	Since 2007 Since 2007 Since 2007	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Brigade Capital Management, LLC	Donald E. Morgan III	Since 2009	Managing Partner
Delaware Investments Fund Advisers, a series of Delaware Management Business Trust	Thomas H. Chow, CFA Paul A. Matlack	Since 2012 Since 2012	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist
Guggenheim Partners Investment Management, LLC	Scott Minerd Jeffrey Abrams Kevin Gundersen, CFA	Since 2009 Since 2011 Since 2011	Global Chief Investment Officer Senior Managing Director Senior Managing Director
J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2006 Since 2006	Managing Director and Lead Portfolio Manager Managing Director and Co-Lead Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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LONG DURATION FUND

Fund Summary

Investment Goal

Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.37%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long Duration Fund — Class A Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long duration fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of investment grade fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and corporate bonds.

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The Fund will invest primarily in long duration government and corporate fixed income securities and may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest, to a lesser extent, in fixed income securities rated in the fourth highest rating category by a major rating agency. The Fund may also invest in unrated fixed income securities that are determined by the Sub-Advisers to be of equivalent quality to those securities rated in one of the four highest rating categories. The Fund is expected to maintain an effective average duration of between nine and fourteen years. The Fund's effective average duration was 12.96 years as of July 31, 2013. Duration is a measure that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by 10% if interest rates change by 1%.

The Fund uses Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and the Sub-Advisers make investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with their particular discipline. To a lesser extent, the Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

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Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Investment Style Risk — The risk that longer-term U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight years and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.85% (09/30/11)

Worst Quarter: -5.85% (06/30/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was -7.46%.

Average Annual Total Returns (for the periods ended December 31, 2012)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 60/40 Blended Benchmark, which consists of the Barclays Capital U.S. Long Credit Index and the Barclays Capital U.S. Long Government Index. The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Long Duration Fund	1 Year	5 Years	Since Inception* (4/21/2004)
Return Before Taxes	10.56%	7.95%	6.61%
Return After Taxes on Distributions	6.83%	5.03%	4.03%
Return After Taxes on Distributions and Sale of Fund Shares	7.09%	5.11%	4.13%
Barclays Capital Long U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.78%	10.16%	8.59%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	9.15%	10.26%	8.58%

* Index returns are shown from April 30, 2004.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Jack Sommers, CFA Bill O'Malley, CFA Ed Ingalls, CFA	Since 2010 Since 2010 Since 2010	Managing Principal, Co-Founder, Senior Portfolio
Manager, Chief Investment Officer
Managing Principal, Senior Portfolio Manager,
Director of Investment Team
Principal, Senior Portfolio Manager, Director of
Credit Research
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA	Since 2009 Since 2009 Since 2009 Since 2012 Since 2009 Since 2011	Co-Head of Fixed Income, Managing Director
and Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Legal & General Investment Management America Inc.	John Bender, CFA Dave Nirtaut Jeff Coil Tim Bacik, CFA Jeff Koch, CFA	Since 2011 Since 2011 Since 2011 Since 2011 Since 2011	CIO – Fixed Income Co-head of US Fixed Income Senior Portfolio Manager Senior Portfolio Manager Co-head of US Fixed Income
Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Jerry Cudzil Jamie Farnham Gino Nucci Bryan Whalen Mitch Flack	Since 2004 Since 2004 Since 2004 Since 2012 Since 2004 Since 2004 Since 2004 Since 2004	Chief Investment Officer, Generalist Portfolio
Manager
President, Generalist Portfolio Manager
Managing Director, Generalist Portfolio
Manager
Managing Director, Head of U.S. Credit Trading
Director of Credit Research, Specialist Portfolio
Manager
Credit Trading Specialist, Specialist Portfolio
Manager
Managing Director, Specialist Portfolio Manager
Managing Director, Specialist Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn page 112 of this prospectus.

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LONG DURATION CORPORATE BOND FUND

Fund Summary

Investment Goal

Return characteristics similar to those of high quality corporate bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.06%*
Total Annual Fund Operating Expenses	0.36%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long Duration Corporate Bond Fund — Class A Shares	$37	$116	$202	$456

PORTFOLIO TURNOVER

The Fund will incur transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Long Duration Corporate Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long duration corporate fixed income securities, exchange-traded funds (ETFs) that track long duration corporate bond indices, and synthetic instruments or derivatives having economic characteristics similar to long duration corporate fixed income securities.

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The Fund will invest primarily in U.S. and foreign investment grade fixed income instruments, including corporate bonds and unrated fixed income securities that the Adviser or Sub-Advisers determined to be equivalent in quality. The Fund may also invest a portion of its assets in municipal bonds, fixed income securities issued by both developing and emerging foreign sovereigns, obligations of supranational entities, and securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. To a lesser extent, the Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's interest rate risk and spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Under normal circumstances, the Fund is expected to maintain an effective average duration of between nine and sixteen years. Duration is a measure that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in an approximately 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by approximately 10% if interest rates change by 1%.

The Fund uses one or more Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and the Sub-Advisers make investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with their particular discipline.

Principal Risks

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

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Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that longer duration corporate fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to

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liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

The Fund commenced operations on June 29, 2012. Because the Fund did not have a full calendar year of performance as of September 30, 2013, performance results have not been provided.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Jack Sommers, CFA Bill O'Malley, CFA Ed Ingalls, CFA	Since 2012 Since 2012 Since 2012	Managing Principal, Co-Founder,
Senior Portfolio Manager, Chief Investment
Officer
Managing Principal, Senior Portfolio Manager,
Director of Investment Team
Principal, Senior Portfolio Manager, Director of
Credit Research
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA	Since 2012 Since 2012 Since 2012 Since 2012 Since 2012 Since 2012	Co-Head of Fixed Income, Managing Director
and Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Legal & General Investment Management America Inc.	John Bender, CFA Dave Nirtaut Jeff Coil Tim Bacik, CFA Jeff Koch, CFA	Since 2012 Since 2012 Since 2012 Since 2012 Since 2012	CIO – Fixed Income Co-head of US Fixed Income Senior Portfolio Manager Senior Portfolio Manager Co-head of US Fixed Income
Logan Circle Partners, L.P.	Stephen A. Mullin, CFA	Since 2013	Senior Portfolio Manager
Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Jerry Cudzil Jamie Farnham Gino Nucci	Since 2012 Since 2012 Since 2012 Since 2012 Since 2012 Since 2012	Chief Investment Officer, Generalist Portfolio
Manager
President, Generalist Portfolio Manager
Managing Director, Generalist Portfolio
Manager
Managing Director, Head of U.S. Credit Trading
Director of Credit Research, Specialist Portfolio
Manager
Credit Trading Specialist, Specialist Portfolio
Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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ULTRA SHORT DURATION BOND FUND

Fund Summary

Investment Goal

Provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ultra Short Duration Bond Fund—Class A Shares	$22	$68	$118	$268

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs affect the Fund's performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 178% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Ultra Short Duration Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such

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banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (vii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments. The primary derivatives used by the Fund are futures contracts, options, interest rate swaps and credit default swaps. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There will be times when the Fund utilizes futures contracts to take an active position to either add or reduce the interest rate sensitivity of the Fund. The Fund will primarily use options and swaps to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market.

Using a top-down strategy and bottom-up security selection, the Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Fund will maintain a portfolio duration of 18 months or less under normal market conditions.

To achieve its investment goal, the Fund may invest in one or more SEI-sponsored funds to pursue its investment strategies in an efficient manner. The Fund may invest in a SEI-sponsored fund only if the SEI-sponsored fund invests in securities and pursues investment strategies that are consistent with the Fund's investment goal and strategy.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, options, interest rate swaps and credit default swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of

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individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risk due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

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U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

The Fund commenced operations on February 28, 2011. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past calendar year, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 1.19% (09/30/12)

Worst Quarter: 0.29% (12/31/12)

The Fund's total return from January 1, 2013 to June 30, 2013 was 0.21%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ultra Short Duration Bond Fund	1 Year	Since Inception (2/28/2011)
Return Before Taxes	2.80%	1.58%
Return After Taxes on Distributions	2.31%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	1.07%
Barclays Capital Short U.S. Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes)	0.23%	0.35%

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Logan Circle Partners, L.P.	Scott Pavlak, CFA Peter Mahoney	Since 2012 Since 2012	Senior Portfolio Manager Senior Portfolio Manager
Wellington Management Company, LLP	Timothy E. Smith	Since 2011	Senior Vice President, Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal

Maximize total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.94%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class A Shares	$96	$300	$520	$1,155

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund may obtain its exposures by investing directly (e.g., in fixed income securities and other instruments) or indirectly/synthetically (e.g., through the use of derivative instruments,

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principally futures contracts, forward contracts, swaps, including fully funded total return swaps, and structured securities, such as credit-linked notes). Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC, the Fund's adviser. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by a Nationally Recognized Statistical Rating Organization (NRSRO), commonly referred to as junk bonds).

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

Principal Risks

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, swaps and credit-linked notes is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of over-the-counter forward contracts, credit-linked notes and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting

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governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven years and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an

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indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.09% (06/30/09)

Worst Quarter: -11.06% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was -7.56%.

Average Annual Total Returns (for the periods ended December 31, 2012)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (50%) and the J.P. Morgan GBI-EM Global Diversified Index (50%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Debt Fund	1 Year	5 Years	Since Inception* (12/5/2005)
Return Before Taxes	18.60%	11.10%	10.67%
Return After Taxes on Distributions	14.84%	8.02%	7.74%
Return After Taxes on Distributions and Sale of Fund Shares	12.70%	7.73%	7.47%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)	17.44%	10.07%	9.47%
The Fund's Blended Benchmark Return (reflects no deducation for fees, expenses or taxes)	17.21%	9.60%	10.37%

* Index returns are shown from December 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ashmore Investment Management Ltd	Mark Coombs Ricardo Xavier Herbert Saller Robin Forrest	Since 2005 Since 2005 Since 2010 Since 2012	Chief Executive Officer and Chairman of the Investment Committee Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager
Investec Asset Management US Ltd.	Peter Eerdmans Grant Webster	Since 2013 Since 2013	Co-Head of the Emerging Market Fixed Income Investment Specialist
Stone Harbor Investment Partners LP	Peter J. Wilby, CFA James E. Craige, CFA William Perry Pablo Cisilino David Oliver Angus Halkett, Ph.D., CFA	Since 2006 Since 2006 Since 2012 Since 2007 Since 2008 Since 2011	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.28%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class A Shares	$29	$90	$157	$356

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

Although the Fund is able to use a multi-manager approach under the general supervision of SIMC whereby Fund assets would be allocated among multiple Sub-Advisers, the Real Return Fund's assets currently are managed directly by SIMC. The Fund seeks to produce a return similar to that of the Barclays Capital 1-5 Year U.S. TIPS Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S.

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Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities (TIPS) are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may, on a limited basis, also invest in futures contracts for risk management, speculative or hedging purposes. Futures contracts may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies.

Principal Risks

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund's use of futures is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

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Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interests may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six years, and by showing how the Fund's average annual returns for 1 year, 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 5.47% (03/31/08)

Worst Quarter: -4.42% (12/31/08)

The Fund's total return from January 1, 2013 to June 30, 2013 was -2.50%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who

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hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Return Fund	1 Year	5 Years	Since Inception* (12/14/2006)
Return Before Taxes	2.54%	3.84%	5.08%
Return After Taxes on Distributions	1.06%	2.16%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares	1.65%	2.32%	3.38%
Barclays Capital 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	2.66%	3.98%	5.01%

* Index returns are shown from December 31, 2006.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with Fund	Title with Adviser
Sean Simko	Since 2013	Vice President, Portfolio Manager, Managing Director of SEI Fixed Income Portfolio Management Team

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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DYNAMIC ASSET ALLOCATION FUND

Fund Summary

Investment Goal

Long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees (of the Fund and Subsidiary):
Management Fees of the Fund	0.60%
Management Fees of the Subsidiary	None
Total Management Fees		0.60%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary):
Other Expenses of the Fund	0.06%
Other Expenses of the Subsidiary	0.00%
Total Other Expenses		0.06%
Acquired Fund Fees and Expenses (AFFE)		0.06%
Total Annual Fund Operating Expenses		0.72%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Asset Allocation Fund — Class A Shares	$74	$230	$401	$894

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a dynamic asset allocation investment strategy, seeking to achieve its investment objective through a risk-controlled, disciplined process that is designed to attempt to capture returns from short- and intermediate-term market anomalies that may arise in particular asset classes within a broad range of possible asset classes.

The Fund seeks to generate total return over time by selecting investments from among a broad range of asset classes based upon SIMC's expectations of risk and return. The asset classes used and the Fund's allocations among those asset classes are determined based on SIMC's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time and at any particular point in time the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes, including possibly a single asset class.

The Fund may use a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers that will implement different investment strategies. SIMC may allocate Fund assets among one or more Sub-Advisers based on SIMC's expectations of risk and return as informed by SIMC's views of fundamental, technical or valuation measures. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

The Fund may obtain its exposures to a particular asset class by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles (including a wholly-owned subsidiary) and derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments that the Fund may invest in within a particular asset class are further described below. The Fund may invest in particular securities or instruments that are not specifically listed below, but which have similar characteristics or represent similar exposures as those described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, structured notes, construction loans, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

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The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

Other Instruments. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs), to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts and swaps (including swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Currency swaps may be used for return enhancement or hedging purposes. Securities index and single-security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indices or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include marketable securities issued by companies that own or invest in commodities or commodities contracts, equity and debt securities of issuers in commodity-related industries, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices.

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The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, SIMC or the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations. This Fund is intended to be used by shareholders seeking to add a dynamic component to their broader overall investment strategy. An investment in the Fund should not constitute a shareholder's complete investment program. This Fund will represent the active investment views of SIMC.

Principal Risks

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

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Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. These risks may be increased in foreign and emerging markets.

CDOs and CLOs Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults, and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

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Derivatives Risk — The Fund's use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment

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companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

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Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past two calendar years, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 8.57% (03/31/12)

Worst Quarter: -5.05% (09/30/11)

The Fund's total return from January 1, 2013 to June 30, 2013 was 14.75%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Dynamic Asset Allocation Fund — Class A Shares	1 Year	Since Inception (7/30/2010)*
Return Before Taxes	13.73%	10.08%
Return After Taxes on Distributions	11.44%	8.50%
Return After Taxes on Distributions and Sale of Fund Shares	9.49%	7.95%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	16.00%	13.72%

* Index returns are shown from July 31, 2010.

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Management

Investment Adviser. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
James Smigiel	Since 2012	Managing Director and Head of Portfolio Strategies Group

Sub-Adviser.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSgA Funds Management, Inc.	Michael O. Martel Jeremiah K. Holly, CFA Charles L. McGinn	Since 2012 Since 2012 Since 2012	Vice President, Senior Portfolio Manager Vice President, Senior Portfolio Manager Principal, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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MULTI-ASSET REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees (of the Fund and Subsidiary):
Management Fees of the Fund	0.55%
Management Fees of the Subsidiary	None
Total Management Fees:		0.55%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.08%
Other Expenses of the Subsidiary	0.00%
Interest Expense on Reverse Repurchase Agreements		0.03%
Total Other Expenses		0.11%
Total Annual Fund Operating Expenses		0.66%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Real Return Fund — Class A Shares	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

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annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

Under normal circumstances, the Fund will pursue its investment goal by selecting investments from a broad range of asset classes, including fixed income and equity securities and commodity linked instruments. The Fund seeks "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions). The Fund may invest in U.S. and non-U.S. dollar-denominated securities.

Fixed income securities may include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) Treasury Inflation-Protected Securities (TIPS) and other inflation-linked debt securities; (iv) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better); and (v) securitized issues such as residential and commercial mortgage-backed securities, asset-backed securities and collateralized debt obligations. The Fund may invest in debt securities of any credit quality, including those rated below investment grade (junk bonds) or, if unrated, of equivalent credit quality, as determined by the Fund's managers. The Fund may invest in securities with a broad range of maturities. The Fund may also enter into reverse repurchase agreements with respect to its investment in TIPS. In an attempt to generate excess returns, when the Fund enters into such a TIPS reverse repurchase agreement it will use the cash received to enter into a short position on U.S. Treasury bonds.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity and debt securities of issuers in commodity-related industries. The Fund may also seek to gain long and short exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in long and short positions in commodities,

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commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps for return enhancement or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. The Fund may purchase or sell futures contracts and options on U.S. Government securities for return enhancement.

Interest rate swaps are further used to manage the Fund's interest rate risk. Swaps on indices are used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Adviser(s) may seek to enhance the Fund's return by actively managing the Fund's currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) through the use of cash, securities and/or currency-related derivatives, including, without limitation, currency forward contracts, futures contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Adviser(s) and allocation of assets to such Sub-Adviser(s). The Sub-Adviser(s) may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Adviser(s) may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Adviser(s) and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in

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such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

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Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in "real" interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Furthermore, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying

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investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interests may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate, including fluctuations in the value

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of underlying properties and defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate are described above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price.

Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, smaller companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over the counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The Fund commenced operations on July 29, 2011. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance for the past calendar year, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.87% (09/30/12)

Worst Quarter: -2.19% (06/30/12)

The Fund's total return from January 1, 2013 to June 30, 2013 was -6.99%.

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Real Return Fund — Class A Shares	1 Year	Since Inception (7/29/2011)*
Return Before Taxes	2.01%	-2.38%
Return After Taxes on Distributions	1.85%	-2.50%
Return After Taxes on Distributions and Sale of Fund Shares	1.40%	-2.05%
Barclays Capital 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	2.66%	1.28%

* Index returns are shown from July 31, 2011.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Jon Ruff, CFA	Since 2011	Lead Portfolio Manager, Director of Research — Real Asset Strategies

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 112 of this prospectus.

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Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your financial institution or intermediary directly. Financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, such as a bank, the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (each, a Fund and together, the Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement with SIMC (as discussed in the section below, entitled "Purchasing and Selling Fund Shares").

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and, with the exception of the Real Return Fund, one or more Sub-Advisers, who manage portions of the Funds' assets in a way that they believe will help the applicable Fund achieve its goals. SIMC acts as "manager of managers" for the Funds and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines of the Funds to which they provide sub-advisory services. SIMC also recommends the appointment of additional or replacement sub-advisers to the Funds' Board of Trustees. In addition, SIMC currently directly manages all of the assets of the Real Return Fund and, to a limited extent, SIMC may directly manage a portion of the assets of the High Yield Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds' assets, in each case in a manner that it believes will help each Fund achieve its investment goals.

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This prospectus describes the Funds' principal investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Unless otherwise explicitly stated herein, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval. Further, the investment goal of the Long Duration Corporate Bond and Ultra Short Duration Bond Funds is not fundamental and may be changed by the Board without shareholder approval.

Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds invests in its own Subsidiary for the purpose of providing the respective Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund. For more information about applicable federal tax requirements, please see the "Taxes" section below. Each Subsidiary may invest in commodities, commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, equity securities, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for a Subsidiary's derivative positions. To the extent that either of the Funds invests in a Subsidiary, it will be subject to the risks associated with such Subsidiary's investments, which are discussed elsewhere in this prospectus.

To the extent a Subsidiary invests in commodity-linked derivative instruments, such Subsidiary will comply with the same asset coverage requirements that are applicable to either the Dynamic Asset Allocation Fund's and Multi-Asset Real Return Fund's transactions in such derivatives under the 1940 Act, as applicable. With respect to its investments, a Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the applicable Fund; however, a Subsidiary (unlike the applicable Fund) may invest a significant amount in commodity-linked swap agreements and other commodity-linked derivative instruments.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a

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bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Funds may suffer a loss if they cannot sell collateral quickly and receive the amount they are owed.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below Investment Grade Securities (Junk Bonds) — Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer

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may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

CDOs and CLOs — CDOs and CLOs are types of asset-backed securities. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Funds invest. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are discussed below. When a Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commodity Investments and Derivatives — Exposure to commodities markets may subject the Funds to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund's holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of a Fund's control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

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The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day. If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, a Fund may receive more or less principal than it originally invested. A Fund might receive interest payments that are more or less than the stated coupon interest payments. Certain types of commodity-linked derivatives (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

In connection with a Fund's direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which a Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

The Fund's investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility. If payment of interest on a commodity-linked note or the amount of principal to be repaid on maturity is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive all (or a portion) of the interest or principal due on its investment if there is a loss of value of the underlying investment. At any time, the risk of loss associated with a particular note in a Fund's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that a Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked

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notes are also subject to the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. If the issuer becomes bankrupt or otherwise fails to pay, a Fund could lose money. The value of the commodity-linked notes a Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, a Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Commodity-Linked Securities — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that

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the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — The Funds are subject to credit risk, which means they are subject to the risk that a decline in the credit quality of an investment could cause the Funds to lose money. Although the Funds, except the Opportunistic Income and High Yield Bond Funds, primarily invest in investment grade securities, the Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Taking active positions in currencies involves different techniques and risk analyses than the purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless,

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resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if those Funds invested only in equity securities.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gain. These risks could cause the Funds to lose more than the principal amount invested.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Equity Market — Because certain Funds purchase equity securities, they are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of

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their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — The prices of the Funds' fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds' fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen

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separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price

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movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — The U.S. Managed Volatility Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Inflation Protected Securities — The value of investments in inflation protected securities, including TIPS, will generally fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which a Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market

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segment or index. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF and certain closed-end funds are traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in an ETF or closed-end fund could result in its value being more volatile than the underlying portfolio of securities.

Investment in the Subsidiary — Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary's investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. Each Fund, however, wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund. While a Subsidiary has its own board of directors that is responsible for overseeing the operations of such Subsidiary, the respective Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund's role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Mortgage-Backed Securities — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Funds' mortgage-backed securities and, therefore, to assess the volatility risk of the Funds.

The privately issued mortgage-backed securities in which the Funds invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share price.

Municipal Securities — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund's holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund's securities.

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Non-Diversification — The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Portfolio Turnover — Due to its investment strategy, such a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — The Funds' investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Real Estate Industry — Investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, REITs and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

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REITs — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Securities Lending — Certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Such Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which the Funds sell a security they do not own. To complete a short sale, the Funds must borrow the security to deliver to the buyer. The Funds are then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Funds, and the Funds will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security. In addition, until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Certain Funds' investment strategies of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller

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companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Social Investment Criteria — The Screened World Equity Ex-US Fund's portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities, or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Tax — Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. In order for a Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. To the extent the Fund invests in commodity-linked derivative instruments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel, based on customary representations, concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, should be "qualifying income" for RIC qualification purposes, to the extent distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. If, however, the IRS does not provide prospective relief and/or transition periods for any public guidance it may issue, there is a risk that the IRS could assert that the income of each Subsidiary imputed for income tax purposes to the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively, will not be considered "qualifying income" for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. Also, if the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect the Funds.

Tracking Error — The Large Cap Index and Extended Market Index Funds attempt to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to

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the benchmark and regulatory policies may affect the Funds' ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Funds, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve their investment objectives of accurately correlating to an index. The Large Cap Index and Extended Market Index Funds are subject to the risk that the performance of each Fund may deviate from the Russell 1000 Index and the Russell Small Cap Completeness Index, respectively. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Index or Russell Small Cap Completeness Index and therefore, the performance of the Funds' portfolio of securities may not match that of the applicable index. Depending on the Sub-Adviser's approach and the size of the Funds, the representative sample of securities in the Russell 1000 Index and Russell Small Cap Completeness Index that are actually held by the Funds may vary from time to time. In addition, the Funds are subject to the risk that their investment approach, which attempts to replicate the performance of the Russell 1000 Index or the Russell Small Cap Completeness Index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

GLOBAL ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SIMC constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the High Yield Bond, Emerging Markets Debt, Dynamic Asset Allocation and Multi-Asset Real Return Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

In managing the Funds, except the Large Cap Index Fund and the Extended Market Index Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. SIMC constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

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Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Since a large portion of the assets in the Funds may be comprised of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES

The following information describes the various indices referred to in the Performance Information sections of this Prospectus, including those indices that compose the Long Duration and Emerging Markets Debt Funds' Blended Benchmark Indices.

The Barclays Capital Aggregate Bond Index is a widely recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Barclays Capital Long U.S. Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have remaining maturity of greater than or equal to 10 years.

The Barclays Capital Short U.S. Treasury 9-12 Month Index is a widely-recognized, market-weighted index of U.S. Treasury bonds with remaining maturities between nine and twelve months.

The Barclays Capital U.S. Long Credit Index measures the performance of the long term sector of the U.S. investment bond market, including investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency dollar-denominated bonds with a remaining maturity of greater than or equal to 10 years.

The Barclays Capital U.S. Long Government Index includes U.S. Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasifederal corporations and corporate or foreign debt guaranteed by the U.S. Government).

The Barclays Capital 1-5 Year U.S. TIPS Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, including securities issued in accordance with Rule 144A of the Securities Act of 1933. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer does not exceed 2%. Issuers

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that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly.

The J.P. Morgan EMBI Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entities.

The J.P. Morgan GBI-EM Global Diversified Index is a comprehensive global local emerging markets index that consists of liquid, fixed-rate, domestic currency government bonds.

The MSCI All Country World Ex-U.S. Net Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the U.S.

The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

The Russell 2500 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell Small Cap Completeness Index measures the performance of the Russell 3000 Index companies excluding S&P 500 constituents. The Russell Small Cap Completeness Index is constructed to provide a comprehensive and unbiased barometer of the extended broad market beyond the S&P 500 exposure. The Russell Small Cap Completeness Index is completely reconstituted annually to ensure new and growing equities are reflected.

The S&P 500 Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

The Funds are not the source of or owner of the trademarks, service marks and copyrights related to any of the indices described above.

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INVESTMENT ADVISER AND SUB-ADVISERS

SIMC, in addition to the Sub-Advisers and portfolio managers listed below, acts as adviser and portfolio manager for a portion of each of the High Yield Bond and Dynamic Asset Allocation Funds' assets, and as the adviser and portfolio manager of the Real Return Fund's assets.

HIGH YIELD BOND FUND:

SIMC may serve as the adviser to a portion of the assets of the High Yield Bond Fund. David S. Aniloff, CFA, may, to a limited extent, directly manage a portion of the assets in the High Yield Bond Fund in a manner that SIMC believes will help the High Yield Bond Fund achieve its investment goals. Mr. Aniloff joined SIMC in 2000 and currently serves as a senior portfolio manager on the Global High Yield Team. Mr. Aniloff was also a key developer of SIMC's structured credit solutions and currently serves as co-portfolio manager with responsibility for security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SIMC's proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SIMC's suite of Global High Yield Funds, inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with SIMC for more than 5 years.

REAL RETURN FUND:

SIMC serves as the investment adviser to the Real Return Fund. Sean Simko may manage the assets in the Fund in a manner that he believes will help the Fund achieve its investment goals. Mr. Simko has served as Vice President, Portfolio Manager and Managing Director of the SEI Fixed Income Portfolio Management Team for SIMC since 2005. Mr. Simko is responsible for the oversight of the SEI Fixed Income Portfolio Management Team's overall investment process and management of daily trading. Prior to joining SEI, he was Vice President and Portfolio Manager for Weiss, Peck & Greer Investments and was responsible for managing approximately $7 billion in assets through various strategies, including short duration, TIPS, structured products, futures and currencies. Mr. Simko earned a Master of Business Administration from Pennsylvania State University and a Bachelor of Science in Business Management from Slippery Rock University and is a ChFC charterholder.

DYNAMIC ASSET ALLOCATION FUND:

The Dynamic Asset Allocation Fund is managed, in part, by the following investment professional of SIMC. James Smigiel has served as Managing Director and Head of Portfolio Strategies Group for SIMC since 2010. Previously, Mr. Smigiel oversaw SIMC's Global Fixed Income team, where his responsibilities included strategy development and manager evaluation and selection. Mr. Smigiel is currently responsible for developing the investment strategies for the Fund.

In addition to serving as adviser to the High Yield Bond, Real Return and Dynamic Asset Allocation Funds, SIMC acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities and oversees the hiring and

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termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Funds. SIMC continuously reviews, supervises and administers each Fund's investment program. As of June 30, 2013, SIMC had approximately $121.96 billion in assets under management. For the fiscal year or period ended May 31, 2013, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.400%	0.18%
Large Cap Diversified Alpha Fund	0.400%	0.24%
Large Cap Disciplined Equity Fund	0.400%	0.15%
Large Cap Index Fund	0.170%	0.01%
Extended Market Index Fund	0.120%*	0.06%*
Small Cap Fund	0.650%	0.46%
Small Cap II Fund	0.650%	0.46%
Small/Mid Cap Equity Fund	0.650%	0.45%
U.S. Managed Volatility Fund	0.650%	0.23%
World Equity Ex-US Fund	0.550%	0.33%
Screened World Equity Ex-US Fund	0.650%	0.31%
Opportunistic Income Fund	0.450%	0.19%
Core Fixed Income Fund	0.300%	0.11%
High Yield Bond Fund	0.4875%	0.28%
Long Duration Fund	0.300%	0.15%
Long Duration Corporate Bond Fund	0.300%**	0.15%**
Ultra Short Duration Bond Fund	0.150%	0.10%
Emerging Markets Debt Fund	0.850%	0.43%
Real Return Fund	0.220%	0.10%
Dynamic Asset Allocation Fund	0.600%	0.09%
Multi-Asset Real Return Fund	0.550%	0.26%

* The Extended Market Index Fund commenced operations on February 28, 2013.

** The Long Duration Corporate Bond Fund commenced operations on June 29, 2012.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' semi-annual report, which covers the period of June 1, 2012 to November 30, 2012, and the Funds' annual report, which covers the period June 1, 2012 through May 31, 2013.

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SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Funds and with respect to certain other products not included in this Prospectus.

Information About Fee Waivers

The Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser and/or the Funds' administrator voluntarily waived a portion of its fees to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' adviser and Funds' administrator are limited to the Funds' direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser and the Funds' administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Funds' actual total annual fund operating expenses for the most recent fiscal year (ended May 31, 2013) were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Large Cap Fund	0.47%	0.20%	0.19%	0.19%
Large Cap Diversified Alpha Fund	0.47%	0.25%	0.24%	0.24%
Large Cap Disciplined Equity Fund	0.48%	0.19%	0.17%	0.17%
Large Cap Index Fund	0.24%	0.04%	0.03%	0.03%
Extended Market Index Fund	0.15%	0.11%	0.11%	0.11%
Small Cap Fund	0.72%	0.48%	0.47%	0.47%
Small Cap II Fund	0.73%	0.49%	0.48%	0.48%
Small/Mid Cap Equity Fund	0.72%	0.47%	0.46%	0.46%
U.S. Managed Volatility Fund	0.72%	0.25%	0.24%	0.24%
World Equity Ex-US Fund	0.63%	0.36%	0.35%	0.35%

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Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Screened World Equity Ex-US Fund	0.90%	0.51%	0.50%	0.50%
Opportunistic Income Fund	0.64%	0.33%	0.21%	0.21%
Core Fixed Income Fund	0.37%	0.14%	0.13%	0.13%
High Yield Bond Fund	0.57%	0.31%	0.30%	0.30%
Long Duration Fund	0.37%	0.16%	0.16%	0.16%
Long Duration Corporate Bond Fund	0.36%	0.15%	0.15%	0.15%
Ultra Short Duration Bond Fund	0.21%	0.12%	0.12%	0.12%
Emerging Markets Debt Fund	0.94%	0.48%	0.48%	0.48%
Real Return Fund	0.28%	0.11%	0.11%	0.11%
Dynamic Asset Allocation Fund	0.72%	0.16%	0.10%	0.10%
Multi-Asset Real Return Fund	0.66%	0.32%	0.32%	0.29%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

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Certain Funds' actual total annual Fund operating expenses for the current fiscal year are expected to differ from such Funds' actual total annual Fund operating expenses for the most recently completed fiscal year because the Funds' adviser and/or the Funds' administrator plans to voluntarily waive a portion of its fees in order to keep investment advisory and administration fees at a specified level. Some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades will then be used to pay the Funds' expenses. The Funds' adviser and the Funds' administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Funds' actual total annual Fund operating expenses for the current fiscal year ending May 31, 2014 are expected to be as follows:

Fund Name — Class A Shares	Expected Total Annual Fund Operating Expenses (before fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Large Cap Fund	0.47%	0.20%	0.19%	0.19%
Large Cap Diversified Alpha Fund	0.47%	0.24%	0.23%	0.23%
Large Cap Disciplined Equity Fund	0.48%	0.22%	0.20%	0.20%
Large Cap Index Fund	0.24%	0.04%	0.03%	0.03%
Extended Market Index Fund	0.15%	0.11%	0.11%	0.11%
Small Cap Fund	0.72%	0.48%	0.47%	0.47%
Small Cap II Fund	0.73%	0.49%	0.48%	0.48%
Small/Mid Cap Equity Fund	0.72%	0.47%	0.46%	0.46%
U.S. Managed Volatility Fund	0.72%	0.24%	0.23%	0.23%
World Equity Ex-US Fund	0.63%	0.35%	0.34%	0.34%
Screened World Equity Ex-US Fund	0.90%	0.49%	0.48%	0.48%
Opportunistic Income Fund	0.64%	0.32%	0.20%	0.20%
Core Fixed Income Fund	0.37%	0.14%	0.13%	0.13%
High Yield Bond Fund	0.57%	0.31%	0.30%	0.30%
Long Duration Fund	0.37%	0.15%	0.15%	0.15%

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Fund Name — Class A Shares	Expected Total Annual Fund Operating Expenses (before fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Long Duration Corporate Bond Fund	0.36%	0.14%	0.14%	0.14%
Ultra Short Duration Bond Fund	0.21%	0.12%	0.12%	0.12%
Emerging Markets Debt Fund	0.94%	0.47%	0.47%	0.47%
Real Return Fund	0.28%	0.07%	0.07%	0.07%
Dynamic Asset Allocation Fund	0.72%	0.13%	0.07%	0.07%
Multi-Asset Real Return Fund	0.66%	0.33%	0.33%	0.30%

* Acquired fund fees and expenses (AFFE) reflect the estimated amount of fees and expenses that the Funds are expected to incur indirectly through their investments in other investment companies during the current fiscal year.

In addition, for the current fiscal year (ending May 31, 2014), due to its voluntary fee waivers discussed above, SIMC is expected to receive investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Expected Investment Advisory Fees After Voluntary Fee Waivers for the current fiscal year
Large Cap Fund	0.400%	0.18%
Large Cap Diversified Alpha Fund	0.400%	0.23%
Large Cap Disciplined Equity Fund	0.400%	0.18%
Large Cap Index Fund	0.170%	0.01%
Extended Market Index Fund	0.120%*	0.06%*
Small Cap Fund	0.650%	0.46%
Small Cap II Fund	0.650%	0.46%
Small/Mid Cap Equity Fund	0.650%	0.45%
U.S. Managed Volatility Fund	0.650%	0.22%

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	Investment Advisory Fees	Expected Investment Advisory Fees After Voluntary Fee Waivers for the current fiscal year
World Equity Ex-US Fund	0.550%	0.32%
Screened World Equity Ex-US Fund	0.650%	0.29%
Opportunistic Income Fund	0.450%	0.18%
Core Fixed Income Fund	0.300%	0.11%
High Yield Bond Fund	0.4875%	0.28%
Long Duration Fund	0.300%	0.14%
Long Duration Corporate Bond Fund	0.300%**	0.14%**
Ultra Short Duration Bond Fund	0.150%	0.10%
Emerging Markets Debt Fund	0.850%	0.42%
Real Return Fund	0.220%	0.06%
Dynamic Asset Allocation Fund	0.600%	0.06%
Multi-Asset Real Return Fund	0.550%	0.27%

* The Extended Market Index Fund commenced operations on February 28, 2013.

** The Long Duration Corporate Bond Fund commenced operations on June 29, 2012.

Management of the Dynamic Asset Allocation and Multi-Asset Real Return Funds' Subsidiaries

Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds invests in a Subsidiary. Each Subsidiary is expected to enter into a separate advisory agreement with SIMC for the management of the Subsidiary's portfolio. The Subsidiaries are not expected to pay a separate management fee to SIMC for these services. The services SIMC will provide to each Subsidiary and the terms of the advisory agreement between SIMC and each Subsidiary are expected to be similar to those of the Fund and SIMC.

Similar to the Funds, each Subsidiary may use a multi-manager approach under the general supervision of SIMC whereby the Subsidiary allocates its assets among multiple sub-advisers with differing philosophies and investment strategies. Each sub-adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC will oversee the Subsidiaries' sub-advisers to ensure compliance with each Subsidiary's investment policies and guidelines, and will monitor each sub-adviser's adherence to its investment style. Each Board of the Subsidiaries will supervise SIMC and the sub-advisers; establish policies that they must follow in their management activities; and oversee the hiring and termination of the sub-advisers recommended by SIMC.

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SIMC is expected to pay each Subsidiary's sub-advisers out of the investment advisory fees it receives from the Funds. Each Subsidiary (or its respective Fund on behalf of the Subsidiary) is expected to enter into contracts for the provision of custody, transfer agency, administrative and audit services with the same, or with affiliates of the same, service providers that provide those services to the Funds. It is expected that the Funds will bear the fees and expenses incurred in connection with such services.

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager with AJO since 2007 and a portfolio and financial accountant with AJO since 1991. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz also oversees trading and is in charge of portfolio implementation. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Fund. Clifford Asness, Ph.D., Jacques Friedman, Ronen Israel and Lars Nielsen manage the portion of the Large Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and has been responsible for the management of the firm's investment strategies since 1998. Mr. Friedman, Principal and Head of Global Stock Selection, joined AQR at its inception in 1998. He is head portfolio manager and has been a founding member of the Global Stock Selection team, which is responsible for managing all of AQR's equity strategies, since 1998. Messrs. Israel and Nielsen are both Principals and have also been portfolio managers of the Global Stock Selection team since joining AQR in 1999 and 2000, respectively.

Brown Advisory LLC: Brown Advisory LLC (Brown Advisory), located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, serves as a Sub-Adviser to the Large Cap Fund. Kenneth M. Stuzin, CFA is a Partner and is Brown Advisory's Institutional Large Cap Growth Portfolio Manager. He has been a portfolio manager for the Brown Advisory Growth Equity Fund (BIAGX) since its inception in June 1999 and assumed the role of lead manager in March 2008. Prior to joining Brown Advisory in 1996, he was a Vice President and U.S. Large-Cap Portfolio Manager at J.P. Morgan Investment Management in Los Angeles. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. from Columbia University in 1986 and his M.B.A. from Columbia University in 1993.

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Delaware Management Business Trust (DMBT), located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Fund. Subadvisory

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services were transitioned from Delaware Management Company ("DMC") to DIFA, an affiliate of DMC and a series of DMBT, in May 2013. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DIFA. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DIFA Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DIFA, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DIFA, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Equity Analyst for DIFA, had been with Transamerica since 2004 as a portfolio manager.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA manage the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at WRIMCO manages the portion of the Large Cap Fund's assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President and Portfolio Manager, and Gus Zinn, CFA, Senior Vice President and Portfolio Manager, have been co-portfolio managers and have held primary responsibility for all investment decisions on the Core Equity strategy since July 2006. During the past five years, both managers have been responsible for the Core Equity institutional composite along with the W&R Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds.

WestEnd Advisors, LLC: WestEnd Advisors, LLC (WestEnd), located at 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, serves as a Sub-Adviser to the Large Cap Fund. Robert L. Pharr serves as Managing Partner and Chief Investment Officer for WestEnd. He has managed the Large-Cap Core Equity portfolio since its inception in 1996.

LARGE CAP DIVERSIFIED ALPHA FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager with AJO since 2007 and a portfolio and financial accountant with AJO since 1991. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz also oversees trading and is in charge of portfolio implementation. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012;

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he was a trader with AJO beginning in 1993. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Delaware Management Business Trust (DMBT), located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. Subadvisory services were transitioned from Delaware Management Company ("DMC") to DIFA, an affiliate of DMC and a series of DMBT, in May 2013. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DIFA. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DIFA's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DIFA, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DIFA, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Equity Analyst for DIFA, had been with Transamerica since 2004 as a portfolio manager.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. Adrian Banner, Chief Executive Officer and Chief Investment Officer, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to INTECH. Dr. Banner sets a policy for the investment strategy and implements and supervises the optimization process. Dr. Banner was Chief Investment Officer since January 1, 2012, and in November 2012, assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer. Previously, Dr. Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined INTECH in August 2002 as Director of Research. Mr. Joseph Runnels, CFA, Vice President of Portfolio Management, joined INTECH in 1998. Dr. Vassilios Papathanakos was appointed Deputy Chief Investment Officer in November 2012. Prior to that, Dr. Papathanakos was Director of Research since July 2007, and joined the firm in October 2006 as Associate Director of Research. Dr. Phillip Whitman became Director of Research in November 2012 and was previously Associate Director of Research since joining INTECH in November 2010. Prior to that, Dr. Whitman was enrolled in the Ph.D. program (mathematics) at Princeton University from 2005 through November 2010, where he also served as a Course Instructor and Assistant Instructor for Multivariable Calculus in 2008 and 2009, respectively. No one person of the investment team is primarily responsible for implementing the investment strategies of the portion of the Large Cap Diversified Alpha Fund allocated to INTECH.

Tocqueville Asset Management LP: Tocqueville Asset Management LP (TAM), located at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at TAM manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to TAM. Robert Kleinschmidt, CFA, President, Chief Executive Officer and Chief Investment Officer, joined TAM in 1991 and manages discretionary portfolios for institutional, individual and family clients. He is also the lead portfolio manager of the firm's flagship fund, The Tocqueville Fund, and of the Multi Cap Equity (MCE) strategy. In addition, Mr. Kleinschmidt is the Chairman of the MCE

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Investment Committee. Mr. Kleinschmidt earned a B.B.A. in Accounting from the University of Wisconsin and an M.A. in Economics from the University of Massachusetts. Mr. Kleinschmidt has 37 years of industry experience. James Hunt, Managing Director, is a Portfolio Manager at TAM. Mr. Hunt joined TAM in 2000, is a member of the MCE Investment Committee and serves as the lead portfolio manager of the International Multi Cap Equity strategy. Mr. Hunt earned a B.A. from Brown University and an M.B.A. from Yale University's School of Management. Mr. Hunt has 27 years of industry experience. Peter Shawn, Managing Director, is a Portfolio Manager at TAM. Mr. Shawn joined TAM in 2005, is a member of the MCE and International Multi Cap Equity Investment Committees and serves as Director of Research. Mr. Shawn earned a B.A. in Economics from Wesleyan University and has 24 years of industry experience. Joseph A. Zock, Managing Director, is a Portfolio Manager at TAM. Mr. Zock joined TAM in 2006 and is a member of the MCE and the International Multi Cap Equity Investment Committees. Mr. Zock holds a B.A. in Political Science and Economics from the University of New Hampshire, a J.D. from the Thomas Jefferson School and a CIS from the University of London, Kings College School of Law. Mr. Zock has 33 years of industry experience.

WestEnd Advisors, LLC: WestEnd Advisors, LLC (WestEnd), located at 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. Robert L. Pharr serves as Managing Partner and Chief Investment Officer for WestEnd. He has managed the Large-Cap Core Equity portfolio since its inception in 1996.

LARGE CAP DISCIPLINED EQUITY FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 18 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 18 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 7 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals, led by Dr. Adrian Banner, Chief Executive Officer and Chief Investment Officer, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to INTECH. Dr. Banner sets a policy for the investment strategy and implements and supervises the optimization process. Dr. Banner was Chief Investment Officer since January 1, 2012, and in November 2012, assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer. Previously, Dr. Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined INTECH in August 2002 as Director of Research. Mr. Joseph Runnels, CFA, Vice President of Portfolio Management, joined INTECH in 1998. Dr. Vassilios Papathanakos was appointed Deputy Chief Investment Officer in November 2012. Prior to that, Dr. Papathanakos was Director of Research since July 2007, and joined the firm in October 2006 as Associate Director of Research. Dr. Phillip Whitman

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became Director of Research in November 2012 and was previously Associate Director of Research since joining INTECH in November 2010. Prior to that, Dr. Whitman was enrolled in the Ph.D. program (mathematics) at Princeton University from 2005 through November 2010, where he also served as a Course Instructor and Assistant Instructor for Multivariable Calculus in 2008 and 2009, respectively. No one person of the investment team is primarily responsible for implementing the investment strategies of the portion of the Large Cap Disciplined Equity Fund allocated to INTECH.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. Lazard's LMS-U.S. Equity team of investment professionals manages a portion of the Large Cap Disciplined Equity Fund's assets allocated to Lazard. The LMS-U.S. Equity team consists of Andrew Lacey, Deputy Chairman and Portfolio Manager/Analyst, Jai Jacob, Director and Portfolio Manager/Analyst, and Daniel Breslin, Director and Portfolio Manager/Analyst. Mr. Lacey joined Lazard in 1995 as a research analyst and is now responsible for the oversight of U.S. and Global strategies and is a member of the portfolio management team. He is also a Portfolio Manager/Analyst on various Lazard U.S. Equity and Global Equity teams. Mr. Jacob joined Lazard in 1998 as an Analyst for the Quantitative Technology and Settlements team and has built quantitative analytical tools for over 40 Lazard investment strategies. He currently leads the Global Cross-Platform Multi-Strategy investment team. Mr. Breslin joined Lazard in 2002 as a research analyst and is currently a Portfolio Manager/Analyst on the U.S. Small-Mid Cap Equity team, focusing on the financials, utilities, healthcare and interest rate sensitive industries.

OppenheimerFunds, Inc.: OppenheimerFunds, Inc. (OppenheimerFunds), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281 and 6801-6803 S. Tucson Way, Centennial, CO 80112, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund allocated to OppenheimerFunds. Manind (Mani) Govil, CFA, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of OppenheimerFunds since May 2009. Prior to joining OppenheimerFunds, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager — core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Benjamin Ram has been a Vice President and portfolio manager of OppenheimerFunds since May 2009. Prior to joining OppenheimerFunds, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financial analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. QMA typically follows a team approach in the

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management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Disciplined Equity Fund's assets allocated to QMA are listed below. The team consists of Peter Xu, Ph.D. and Devang Gambhirwala. Dr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. He heads research and portfolio management for all of QMA's U.S. quantitative core equity portfolios. Dr. Xu joined QMA's predecessor in 1997. Mr. Gambhirwala, a Principal of QMA, is responsible for portfolio management and investment research for the Large Cap Disciplined Equity Fund. Mr. Gambhirwala is a portfolio manager for long-short strategies for QMA. He is also responsible for the management of structured products. Mr. Gambhirwala joined QMA's predecessor in 1986.

LARGE CAP INDEX FUND:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. The Fund is managed by the Global Equity Beta Solutions (GEBS) team. Senior Portfolio Managers Kristin Carcio and Karl Schneider have day-to-day management responsibility of the Large Cap Index Fund. Ms. Carcio and Mr. Schneider are members of SSgA FM's GEBS team and are Vice Presidents of SSgA FM. Ms. Carcio joined the firm in 2007 and currently manages several of the firm's commingled strategies, as well as US and international ETFs and other separately managed domestic and international funds. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Co., where she was responsible for the analysis of asset-backed securities and commercial mortgage-backed securities. Mr. Schneider joined the firm in 1996 and is the Head of US Equity Strategies for the GEBS team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group's passive equity portfolios.

EXTENDED MARKET INDEX FUND

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the Sub-Adviser to the portion of the Extended Market Index Fund's assets allocated to SSgA. The Fund is managed by the GEBS Team. Michael Feehily, CFA and John Tucker, CFA are Senior Managing Directors and Co-Heads of Passive Equity Strategies in North America. They have day-to-day management responsibility of the Extended Market Index Fund. Mr. Feehily joined the firm in 1997. He moved to State Street Global Markets LLC in 2006 and then rejoined SSgA in 2010. Mr. Tucker joined the firm in 1988.

SMALL CAP FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at AllianceBernstein manages the portion of the Small Cap Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a B.A. with a minor in economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech in Chemical Engineering from the Indian Institute of

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Technology and an M.B.A. from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a B.S. in Finance and Accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is a Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng holds a B.S. from the National Taiwan University, an M.S. in Molecular Genetics and Microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an M.B.A. from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Fund. Clifford Asness, Ph.D., Jacques Friedman, Ronen Israel and Lars Nielsen manage the portion of the Small Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and has been responsible for the management of the firm's investment strategies since 1998. Mr. Friedman, Principal and Head of Global Stock Selection, joined AQR at its inception in 1998. He is head portfolio manager and has been a founding member of the Global Stock Selection team, which is responsible for managing all of AQR's equity strategies, since 1998. Messrs. Israel and Nielsen are both Principals and have also been portfolio managers of the Global Stock Selection team since joining AQR in 1999 and 2000, respectively.

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. co-manage and David L. Kane serves as associate portfolio manager of the portion of the Small Cap Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite, Kieffer and Sertl are Managing Directors of Artisan. Mr. Satterwhite has been portfolio manager for Artisan's U.S. Small-Cap Value strategy since its inception in 1997. Mr. Kieffer has been portfolio manager for Artisan's U.S. Small-Cap Value strategy for over 11 years. They both joined Artisan in 1997. Mr. Sertl became portfolio manager of the portion of the Small Cap Fund's assets allocated to Artisan in May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's U.S. Small-Cap Value strategy, including the Small Cap Fund. Mr. Sertl joined Artisan in 2000. Mr. Kane became associate portfolio manager of the portion of the Small Cap Fund's assets allocated to Artisan in February 2012. Prior to that, Mr. Kane was an analyst working on Artisan's U.S. Small-Cap Value strategy, including the Small Cap Fund. Mr. Kane joined Artisan in 2008.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets allocated to Janus is managed by Jonathan D. Coleman, CFA and Maneesh Modi. Mr. Coleman is Head of Growth Equities and a Portfolio Manager at Janus. Mr. Coleman joined Janus in 1994 as a research analyst. Mr. Coleman is also portfolio manager of other Janus accounts. Mr. Coleman holds the Chartered Financial Analyst designation. Mr. Modi joined Janus in 2008 as an equity research analyst. Mr. Modi is also a portfolio manager of other Janus accounts.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017,

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serves as a Sub-Adviser to the Small Cap Fund. Eytan M. Shapiro, CFA, a Managing Director and Portfolio Manager, manages the portion of the Small Cap Fund's assets allocated to JPMIM. Mr. Shapiro is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund and the JPM US Small Cap Growth Fund. Prior to joining the small cap team in 1992, Mr. Shapiro worked as a portfolio manager in the firm's Hong Kong office. He had previously been an investment analyst at Philips & Drew in London. Mr. Shapiro holds a B.Sc. in Economics from City University, London, an M.Phil. in Economics from Oxford University and is FINRA Series 66 licensed. He is a member of both the New York Society of Security Analysts and The CFA Institute, and a CFA charterholder.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets managed by LMCG is managed by R. Todd Vingers, CFA, a Portfolio Manager, who oversees the entire Value Team at LMCG and is responsible for researching within the small cap value universe. Mr. Vingers has over 23 years of investment experience.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA manage the portion of the Small Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (RIM) located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to RIM. Richard Shuster, CFA, Head of the Robeco WPG Small Cap Value Team and a Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Fund, with Mr. Shuster retaining ultimate veto power. Messrs. Shuster and Weiss joined RIM in 1999 to head up the firm's Small Cap Value Team.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small Cap Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the Chief Executive Officer, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Timberline Asset Management LLC: Timberline Asset Management LLC (Timberline), located at 805 SW Broadway, Portland, Oregon, 97205, serves as a Sub-Adviser to the Small Cap Fund. Timberline, a Delaware limited liability company, does business in the State of California as Timberline Asset Managers LLC. Kenneth A. Korngiebel, Chief Investment Officer and Lead Portfolio Manager of the Timberline growth portfolios, manages the portion of the Small Cap Fund's assets allocated to

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Timberline. Mr. Korngiebel founded Timberline in October 2006 as an indirect subsidiary of Thomas Weisel Partners Group, Inc. Prior to joining Timberline, he served as a Managing Director at Columbia Management and was the Lead Portfolio Manager of its Portland-based small, small/mid and mid cap growth strategies. Prior to his tenure at Columbia Management, Mr. Korngiebel held positions in private equity and commercial real estate. Mr. Korngiebel holds a B.A. in Economics from Stanford University (1987) and an M.B.A., with a focus on finance, from the Wharton School at the University of Pennsylvania (1996). He is a member of the Portland Society of Financial Analysts.

William Blair & Company L.L.C.: William Blair & Company L.L.C. (William Blair), located at 222 West Adams Street, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. David S. Mitchell, CFA, Mark T. Leslie, CFA, and Chad M. Kilmer, CFA, serve as portfolio managers for the portion of the assets of the Small Cap Fund allocated to William Blair. Mr. Mitchell has served in his current role since 1996. Mr. Leslie has served in his role since 2005. Mr. Kilmer has served in his role since 2006. Previously, Mr. Kilmer spent two years at U.S. Bancorp Asset Management where he acted as a Lead Portfolio Manager.

SMALL CAP II FUND

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap II Fund. A team of investment professionals at AllianceBernstein manages the portion of the Small Cap II Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a B.A. with a minor in economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech in Chemical Engineering from the Indian Institute of Technology and an M.B.A. from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a B.S. in Finance and Accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng holds a B.S. from the National Taiwan University, an M.S. in Molecular Genetics and Microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an M.B.A. from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap II Fund. Clifford Asness, Ph.D., Jacques Friedman, Ronen Israel and Lars Nielsen manage the portion of the Small Cap II Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and has been responsible for the management of the firm's investment strategies since 1998. Mr. Friedman, Principal and Head of Global Stock Selection, joined AQR at its inception in 1998. He is head portfolio manager and has been a founding member of the Global Stock Selection team, which is responsible for managing all of AQR's equity strategies, since 1998. Messrs. Israel and Nielsen are both Principals and

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have also been portfolio managers of the Global Stock Selection team since joining AQR in 1999 and 2000, respectively.

Fiduciary Management Associates, LLC: Fiduciary Management Associates, LLC (FMA), located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap II Fund. Kathryn A. Vorisek, Senior Managing Director, Chief Investment Officer and Small/SMID Cap Team Leader, and Leo Harmon, CFA, Managing Director and Small/SMID Cap Associate Team Leader, manage the portion of the Small Cap II Fund's assets allocated to FMA. Ms. Vorisek joined FMA in 1996 and was appointed FMA's chief investment officer in 2000. In her various roles with the firm, Ms. Vorisek oversees all aspects of the investment process, manages the firm's research efforts and has responsibility for the portfolio management of FMA's small/SMID cap products, as well as analytical responsibility for the consumer staples and energy sectors. She possesses 29 years of experience in the investment industry and holds a B.S. in finance from Marquette University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University in finance and international business. Mr. Harmon has 20 years of industry experience as a portfolio manager and research analyst covering a variety of industries in both larger and smaller market capitalizations, with expertise in financial services. Prior to joining FMA in 2003, Mr. Harmon was a portfolio manager at Allstate Insurance, Allstate Investments LLC. He earned a B.S. from Bradley University and an M.B.A. from Duke University.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap II Fund. The portion of the Small Cap II Fund's assets managed by LMCG is managed by R. Todd Vingers, CFA, a Portfolio Manager, who oversees the entire Value Team at LMCG and is responsible for researching within the small cap value universe. Mr. Vingers has over 23 years of investment experience.

Timberline Asset Management LLC: Timberline Asset Management LLC (Timberline), located at 805 SW Broadway, Portland, Oregon 97205, serves as a Sub-Adviser to the Small Cap II Fund. Timberline, a Delaware limited liability company, does business in the State of California as Timberline Asset Managers LLC. Kenneth A. Korngiebel, Chief Investment Officer and Lead Portfolio Manager of the Timberline growth portfolios, manages the portion of the Small Cap II Fund's assets allocated to Timberline. Mr. Korngiebel founded Timberline in October 2006 as an indirect subsidiary of Thomas Weisel Partners Group, Inc. Prior to joining Timberline, he served as a Managing Director at Columbia Management and was the Lead Portfolio Manager of its Portland-based small, small/mid and mid cap growth strategies. Prior to his tenure at Columbia Management, Mr. Korngiebel held positions in private equity and commercial real estate. Mr. Korngiebel holds a B.A. in Economics from Stanford University (1987) and an M.B.A., with a focus on finance, from the Wharton School at the University of Pennsylvania (1996). He is a member of the Portland Society of Financial Analysts.

SMALL/MID CAP EQUITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals at AllianceBernstein manages the portion of the Small/Mid Cap Equity Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a B.A. with a minor in economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry

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experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech in Chemical Engineering from the Indian Institute of Technology and an M.B.A. from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a B.S. in Finance and Accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is a Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng holds a B.S. from the National Taiwan University, an M.S. in Molecular Genetics and Microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an M.B.A. from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

Integrity Asset Management, LLC: Integrity Asset Management, LLC ("Integrity"), located at 18500 Lake Road, Suite 300, Rocky River, OH 44116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, Mirsat Nikovic, CFA and J. Bryan Tinsley, CFA. With the exception of Mr. Nikovic, who joined the team in 2007, each of the team members has been with Integrity since 2003 and is currently responsible for participating in security selection for the Small/Mid Cap Equity Fund.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The portion of the Small/Mid Cap Equity Fund's assets allocated to Janus is managed by Jonathan D. Coleman, CFA. Mr. Coleman is Head of Growth Equities and a Portfolio Manager at Janus. Mr. Coleman joined Janus in 1994 as a research analyst. Mr. Coleman is also portfolio manager of other Janus accounts. Mr. Coleman holds the Chartered Financial Analyst designation.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The portion of the Small/Mid Cap Equity Fund's assets allocated to LMCG is managed by R. Todd Vingers, CFA, a Portfolio Manager and Donald Cleven, CFA, a Portfolio Manager. Mr. Vingers joined LMCG in 2002 as a small cap value portfolio manager and has over 23 years of investment experience. He has been responsible for researching within the small cap value universe since 2002. Mr. Cleven joined LMCG in 2002 and has over 16 years of investment experience. Mr. Vingers is the Portfolio Manager for the small cap assets of the Fund while Mr. Cleven is the Portfolio Manager of the mid cap value assets of the Fund. Both are members of the Value team, of which Mr. Vingers is the Leader.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA manage the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006.

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Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (RIM) located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to RIM. Richard Shuster, CFA, Head of the Robeco WPG Small Cap Value Team and a Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small/Mid Cap Equity Fund, with Mr. Shuster retaining ultimate veto power. Messrs. Shuster and Weiss joined RIM in 1999 to head up the firm's Small Cap Value Team.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small/Mid Cap Equity Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the Chief Executive Officer, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Timberline Asset Management LLC: Timberline Asset Management LLC ("Timberline"), located at 805 SW Broadway, Portland, Oregon 97205, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Timberline, a Delaware limited liability company, does business in the State of California as Timberline Asset Managers LLC. Kenneth A. Korngiebel, Chief Investment Officer and Lead Portfolio Manager of the Timberline growth portfolios, manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Timberline. Mr. Korngiebel founded Timberline in October 2006 as an indirect subsidiary of Thomas Weisel Partners Group, Inc. Prior to joining Timberline, he served as a Managing Director at Columbia Management and was Lead Portfolio Manager of its Portland-based small, small/mid and mid cap growth strategies. Prior to his tenure at Columbia Management, Mr. Korngiebel held positions in private equity and commercial real estate. Mr. Korngiebel holds a B.A. in Economics from Stanford University (1987) and an M.B.A., with a focus on finance, from the Wharton School at the University of Pennsylvania (1996). He is a member of the Portland Society of Financial Analysts.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, serves as a portfolio manager of the portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management. Mr. Angeli joined Wellington Management as an investment professional in 1994 and has managed the Small/Mid Cap Equity Fund since 2009. Mr. Angeli manages a portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management in the Small Cap Growth investment approach.

William Blair & Company L.L.C.: William Blair & Company L.L.C. (William Blair), located at 222 West Adams Street, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. David S. Mitchell, CFA, Mark T. Leslie, CFA, and Chad M. Kilmer, CFA, serve as portfolio managers for the portion of the assets of the Small/Mid Cap Equity Fund allocated to William Blair. Mr. Mitchell has served in his current role since 1996. Mr. Leslie has served in his role since 2005. Mr. Kilmer has served in his role since 2006. Previously, Mr. Kilmer spent two years at U.S. Bancorp Asset Management where he acted as a Lead Portfolio Manager.

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U.S. MANAGED VOLATILITY FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager with AJO since 2007 and a portfolio and financial accountant with AJO since 1991. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz also oversees trading and is in charge of portfolio implementation. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 18 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 18 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 7 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA manage the portion of the U.S. Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, curently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006.

WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the World Equity Ex-US Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta, Vice President, serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the

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core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson and held the position of Investment Banker at Goldman, Sachs, & Co.

EARNEST Partners LLC: EARNEST Partners LLC (EARNEST), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals at EARNEST manages the portion of the World Equity Ex-US Fund's assets allocated to EARNEST. Paul E. Viera, Chief Executive Officer and Manager of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the World Equity Ex-US Fund. Mr. Viera holds a B.A. in Economics from the University of Michigan, an M.B.A. from the Harvard Business School and has over twenty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

JO Hambro Capital Management Limited: JO Hambro Capital Management Limited (JOHCM), located at Ground Floor, Ryder Court, 14 Ryder Street, London, SW1Y, 6QB, United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to JOHCM. Christopher Lees, CFA is Senior Fund Manager for JOHCM's Global and International strategies. Prior to joining JOHCM in 2008, Mr. Lees spent more than 19 years at Baring Asset Management, most recently as Head of the firm's Global Sector Teams. In addition to this role, Mr. Lees was Baring's Lead Global High Alpha Manager and Lead Manager for the strong performing EAFE portfolios. Prior to 2002, he held positions as Senior Portfolio Manager, US Equity Team in Boston and as an Analyst in the UK Stock Selection, as well as the firm's Global Asset Allocation team. Mr. Lees is a CFA charterholder and holds a B.Sc. (hons) in Geography from University of London. He has lived and worked in the USA, Europe and Asia.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Gregory S. Samorajski, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson, Forrest Badgley, Miles A. Wixon and Martino M. Boffa, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President and Chief Executive Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 43 years of investment experience. Robert A. Gillam, Senior Vice President and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 19 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 32 years of investment experience. Mr. Samorajski currently serves as Director of Investments, Portfolio Manager. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 18 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 15 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 16 years of investment experience. Mr. Badgley has been at McKinley Capital since 2004, serving previously as a Quantitative Analyst from 2004 to 2013, and a Portfolio Manager since 2006, and has over 20 years of investment experience. Mr. Wixon has been a Portfolio Manager at McKinley Capital since 2009 and has

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over 17 years of investment experience. Prior to joining McKinley Capital, Mr. Wixon worked as Co-Head of International and Global Equities at Oppenheimer Capital from 2006-2009. Mr. Boffa has been a Portfolio Manager at McKinley Capital since 2010 and has over 22 years of investment experience, and currently serves as Director of Investments, Alternative Structures. Prior to joining McKinley Capital, Mr. Boffa worked as Senior Director of Arbitrage Strategies at Credit Suisse First Boston from 2007 to 2009.

NFJ Investment Group LLC: NFJ Investment Group LLC ("NFJ"), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, serves as a Sub-Adviser to the World Equity Ex-US Fund. Ben J. Fischer, CFA, Managing Director and Portfolio Manager/Analyst; R. Burns McKinney, CFA, Managing Director and Portfolio Manager/Analyst; Thomas W. Oliver, CFA, CPA, Managing Director and Portfolio Manager/Analyst; Paul A. Magnuson, Managing Director and Portfolio Manager/Analyst; L. Baxter Hines, CFA, Director and Portfolio Manager/Analyst; and John R. Mowrey, Vice President and Portfolio Manager/Analyst manage the portion of the World Equity Ex-US Fund's assets allocated to NFJ. Mr. Fischer is a founding member of NFJ and has been on the International Value team since its inception in 2003. He is responsible for portfolio management and research analysis. Mr. McKinney joined NFJ in 2006 as a portfolio manager of the International Value team. He is responsible for portfolio management and research analysis. Mr. Oliver joined NFJ in 2005 as a portfolio manager of the International Value team. He is responsible for portfolio management and research analysis. Mr. Magnuson joined NFJ in 1992. Mr. Magnuson has been a member of the International Value team since the strategy's inception in 2003. He is responsible for portfolio management and research analysis. Mr. Hines joined NFJ in 2008 as an investment analyst on the International Value team and was promoted to Portfolio Manager/Analyst in 2010. He is responsible for portfolio management and research analysis. Mr. Mowrey joined NFJ in 2007 as a quantitative-research assistant and product specialist and was promoted to Portfolio Manager/Analyst on the International Value team in 2012. He is responsible for portfolio management and research analysis.

Thornburg Investment Management Inc: Thornburg Investment Management Inc (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, serves as a Sub-Adviser to the World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Portfolio Manager; Wendy Trevisani, Managing Director and Portfolio Manager; and Lei Wang, CFA, Managing Director and Portfolio Manager, manage the portion of the World Equity Ex-US Fund's assets allocated to TIM. Mr. Fries joined TIM in 1995 as a managing director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named as a managing director in 2003. She is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang was named as a managing director and portfolio manager for the international equity strategy. He is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance.

SCREENED WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for

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the Screened World Equity Ex-US Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta, Vice President, serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson and held the position of Investment Banker at Goldman, Sachs, & Co.

EARNEST Partners LLC: EARNEST Partners LLC (EARNEST), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals at EARNEST manages the portion of the Screened World Equity Ex-US Fund's assets allocated to EARNEST. Paul E. Viera, Chief Executive Officer and Manager of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the Screened World Equity Ex-US Fund. Mr. Viera holds a B.A. in Economics from the University of Michigan, an M.B.A. from the Harvard Business School and has over twenty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the Screened World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Gregory S. Samorajski, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson, Forrest Badgley, Miles A. Wixon and Martino M. Boffa, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President and Chief Executive Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 43 years of investment experience. Robert A. Gillam, Senior Vice President and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 19 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 32 years of investment experience. Mr. Samorajski currently serves as Director of Investments, Portfolio Manager. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 18 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 15 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 16 years of investment experience. Mr. Badgley has been at McKinley Capital since 2004, serving previously as a Quantitative Analyst from 2004 to 2013, and a Portfolio Manager since 2006, and has over 20 years of investment experience. Mr. Wixon has been a Portfolio Manager at McKinley Capital since 2009 and has over 17 years of investment experience. Prior to joining McKinley Capital, Mr. Wixon worked as Co-Head of International and Global Equities at Oppenheimer Capital from 2006-2009. Mr. Boffa has been a Portfolio Manager at McKinley Capital since 2010 and has over 22 years of investment experience, and currently serves as Director of Investments, Alternative Structures. Prior to joining McKinley Capital, Mr. Boffa worked as Senior Director of Arbitrage Strategies at Credit Suisse First Boston from 2007 to 2009.

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Thornburg Investment Management Inc: Thornburg Investment Management Inc (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Portfolio Manager; Wendy Trevisani, Managing Director and Portfolio Manager; and Lei Wang, CFA, Managing Director and Portfolio Manager, manage the portion of the Screened World Equity Ex-US Fund's assets allocated to TIM. Mr. Fries joined TIM in 1995 as a managing director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named as a managing director in 2003. She is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang was named as a managing director and portfolio manager for the international equity strategy. He is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance.

OPPORTUNISTIC INCOME FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Opportunistic Income Fund. A team of investment professionals manages the portion of the Opportunistic Income Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst and became a Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 23 years, 19 years and 24 years, respectively, of experience with the leveraged finance asset class.

Brookfield Investment Management Inc.: Brookfield Investment Management Inc. (BIM), located at 250 Vesey Street, 15th Floor, New York, New York 10281, serves as a Sub-Adviser to the Opportunistic Income Fund. Michelle L. Russell-Dowe, Managing Director, Senior Portfolio Manager and Head of the Structured Products Investment Team at BIM, manages the portion of the Opportunistic Income Fund's assets allocated to BIM. Ms. Russell-Dowe has been with BIM since 1999.

Declaration Management & Research LLC: Declaration Management & Research LLC (Declaration), located at 101 Huntington Avenue, 7th Floor, Boston, MA, 02199, serves as a Sub-Adviser to the Opportunistic Income Fund. Bond Griffin, CFA, Managing Director, Senior Portfolio Manager and Peter M. Farley, CFA, Managing Director, Senior Portfolio Manager serve as the portfolio managers for the portion of the Opportunistic Income Fund's assets allocated to Declaration. Mr. Griffin joined Declaration in 2007 as an asset-backed securities analyst and portfolio manager. Prior to joining Declaration, he had been an asset-backed securities analyst and portfolio manager at Brookfield Investment Management, Inc. since 2003. Mr. Griffin oversees asset-backed securities research and is co-manager of LIBOR Plus portfolios at Declaration. In 2012, Mr. Griffin was named Managing Director, Senior Portfolio Manager for Declaration. Mr. Farley joined Declaration in 1996 and has 16 years of fixed income experience in mortgage-backed securities and corporate credit. He manages total return fixed income portfolios and primarily oversees Commercial Real Estate security management, trading and research. He also managed corporate credit portfolios and has been responsible for establishing the firm's corporate research effort and trading of corporate bonds and credit derivatives. Mr. Farley began his tenure at Declaration as an analyst. He became an assistant portfolio manager and investment officer in 1999. In

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2001, he was promoted to Vice President and lead portfolio manager and in 2006 he was promoted to Senior Vice President. In 2012, Mr. Farley was named Managing Director, Senior Portfolio Manager for Declaration.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Opportunistic Income Fund. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Opportunistic Income Fund's assets allocated to Wellington Management since the Fund's inception. Mr. Smith joined Wellington Management as an investment professional in 1992.

CORE FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and One International Place, 43rd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; and Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and is the Co-Head of the Fixed Income team. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997 he has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. He shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a senior vice president and fixed income portfolio manager. From 2006 to January 2012, she provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a managing director and fixed income portfolio manager. Mr. Lourie joined Jennison in 1996 as a fixed income trader and was the lead trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. He develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. He is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, he worked at UBS Global Asset Management. While there he was a senior credit analyst for three years prior to becoming a fixed income portfolio manager in 2001 and senior fixed income portfolio manager in 2005.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Core Fixed Income Fund. Douglas Swanson, a Managing Director and Lead Portfolio Manager, and Peter Simons, an Executive Director and Co-Lead Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to JPMIM. Mr. Swanson is

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responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998. Mr. Simons is responsible for managing institutional taxable bond portfolios. Mr. Simons joined JPMIM in 2001.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Stephen Kane, CFA, Managing Director and Generalist Portfolio Manager, who is responsible for co-managing security selection and the trade execution process; Jerry Cudzil, Head of U.S. Credit Trading and Managing Director, who oversees trading of corporate and high-yield securities and derivatives; Jamie Farnham, Director of Credit Research and Specialist Portfolio Manager, and Gino Nucci, Credit Trading Specialist and Specialist Portfolio Manager, who manage and oversee the security selection and trade execution process of non-investment grade corporate positions; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers and Managing Directors, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Cudzil has been with MetWest since May 2012. Prior to joining, Mr. Cudzil was a high yield bond trader for Morgan Stanley and Deutsche Bank, specializing in project finance, aviation, and energy securities. From June 2004 to September 2009, he was a portfolio manager for Dimaio Ahmad Capital, managing the multi-strategy credit fund and aviation fund and leading the firm's risk management team. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004. Mr. Whalen has been with MetWest since May 2004. Mr. Flack has been with MetWest since March 2001.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of WellsCap. A team of investment professionals led by Senior Portfolio Managers and Co-Heads Tom O'Connor and Troy Ludgood manages the portion of the Core Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer Stephen A. Walsh and Portfolio Managers, Carl L. Eichstaedt and Mark S. Lindbloom, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messr. Walsh is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Walsh and

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Eichstaedt have each served as Portfolio Manager for Western Asset for over 10 years. Mr. Walsh joined Western Asset as a Portfolio Manager in 1991; Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer Stephen A. Walsh manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Messr. Walsh is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst and became a Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 23 years, 19 years and 24 years, respectively, of experience with the leveraged finance asset class.

Brigade Capital Management, LLC: Brigade Capital Management, LLC (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. Donald E. Morgan III manages the portion of the High Yield Bond Fund's assets allocated to Brigade and is responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the managing partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006.

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Delaware Management Business Trust (DMBT), located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the High Yield Bond Fund. Thomas H. Chow, CFA is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of high yield collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute. Paul A. Matlack is a strategist and senior portfolio manager for the firm's fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group.

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Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor's degree in international relations from the University of Pennsylvania and an M.B.A. with a concentration in finance from George Washington University.

Guggenheim Partners Investment Management, LLC: Guggenheim Partners Investment Management, LLC (GPIM), with its main office located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401, serves as a Sub-Adviser to the High Yield Bond Fund. GPIM was founded in 2012 when Guggenheim Investment Management, LLC and Guggenheim Partners Asset Management, LLC were consolidated. The day-to-day portfolio management is shared by two portfolio managers who operate as a team. Mr. Abrams, Senior Managing Director, is the lead portfolio manager with Mr. Gundersen, Senior Managing Director, providing key support. Scott Minerd, in his role as Global Chief Investment Officer is responsible for the day-to-day overview and strategic direction of the portfolio. Mr. Abrams joined the firm in 2002 and is a portfolio manager for Guggenheim's Corporate Credit Strategies. He is also a member of the Investment Committee overseeing Guggenheim's corporate credit investing activities. Mr. Gundersen is a portfolio manager for Guggenheim's Corporate Credit Strategies and is a member of the Investment Committee overseeing Guggenheim's corporate credit investing activities. He has nine years experience in the high yield and leveraged loan asset class, having been with Guggenheim Partners since December 2002. Mr. Minerd joined Guggenheim Partners in 1998. He is Global Chief Investment Officer of Guggenheim Partners. Mr. Minerd guides the investment strategies of the sector portfolio managers.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.

LONG DURATION FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to IR+M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder, Senior Portfolio Manager and Chief Investment Officer; Bill O'Malley, CFA, Managing Principal, Senior Portfolio Manager and Director of Investment Team; and Ed Ingalls, CFA, Principal, Senior Portfolio Manager and Director of Credit Research. This team is ultimately responsible for the day-to-day management and strategic direction of the Long Duration Fund. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O'Malley joined IR+M in September 1994 and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O'Malley and Mr. Ingalls have all been in their current roles since joining IR+M.

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and One International Place, 43rd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long

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Duration Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; and Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and is the Co-Head of the Fixed Income team. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997 he has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. He shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a senior vice president and fixed income portfolio manager. From 2006 to January 2012, she provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a managing director and fixed income portfolio manager. Mr. Lourie joined Jennison in 1996 as a fixed income trader and was the lead trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. He develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. He is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, he worked at UBS Global Asset Management. While there he was a senior credit analyst for three years prior to becoming a fixed income portfolio manager in 2001 and senior fixed income portfolio manager in 2005.

Legal & General Investment Management America Inc.: Legal & General Investment Management America Inc. (LGIMA), located at 8755 West Higgins Road, Chicago, Illinois 60631, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to LGIMA. John Bender, CFA graduated from Marquette University with a B.S. in accounting. Mr. Bender joined LGIMA as Head of U.S. Fixed Income in 2006 and was promoted to CIO — Fixed Income in 2013. Mr. Bender has over 24 years of industry experience. Dave Nirtaut graduated from Indiana University with a B.S. in Finance and Accounting and from the University of Notre Dame with an M.B.A., magna cum laude. Mr. Nirtaut joined LGIMA in 2007 as Head of Securitized Assets and Interest Rates and was promoted to Head of Portfolio Management in 2012, and to Co-head of Fixed Income in 2013. He has over 17 years of industry experience. Jeff Coil graduated from Indiana University with a B.S. in Finance (Distinction). Mr. Coil joined LGIMA in 2006 as a Senior Portfolio Manager and has over 15 years of industry experience. Tim Bacik, CFA graduated from Wesleyan University with a B.A. in Economics. Mr. Bacik joined LGIMA in 2011 as a Senior Portfolio Manager and has over 17 years of industry experience. Jeff Koch, CFA earned a B.S. in Economics from the University of Minnesota, Morris and an M.B.A. with an emphasis in Finance from Washington University. Mr. Koch joined LGIMA as a Senior Portfolio Manager in 2012 and was promoted to Co-head of Fixed Income in 2013. He has over 24 years of investment grade and high yield fixed income experience.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's

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assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Stephen Kane, CFA, Managing Director and Generalist Portfolio Manager, who is responsible for co-managing security selection and the trade execution process; Jerry Cudzil, Head of U.S. Credit Trading and Managing Director, who oversees trading of corporate and high-yield securities and derivatives; Jamie Farnham, Director of Credit Research and Specialist Portfolio Manager, and Gino Nucci, Credit Trading Specialist and Specialist Portfolio Manager, who manage and oversee the security selection and trade execution process of non-investment grade corporate positions; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers and Managing Directors, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Cudzil has been with MetWest since May 2012. Prior to joining, Mr. Cudzil was a high yield bond trader for Morgan Stanley and Deutsche Bank, specializing in project finance, aviation, and energy securities. From June 2004 to September 2009, he was a portfolio manager for Dimaio Ahmad Capital, managing the multi-strategy credit fund and aviation fund and leading the firm's risk management team. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004. Mr. Whalen has been with MetWest since May 2004. Mr. Flack has been with MetWest since March 2001.

LONG DURATION CORPORATE BOND FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Corporate Bond Fund. A team of investment professionals manages the portion of the Long Duration Corporate Bond Fund's assets allocated to IR+M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder, Senior Portfolio Manager and Chief Investment Officer; Bill O'Malley, CFA, Managing Principal, Senior Portfolio Manager and Director of Investment Team; and Ed Ingalls, CFA, Principal, Senior Portfolio Manager and Director of Credit Research. This team is ultimately responsible for the day-to-day management and strategic direction of the Long Duration Corporate Bond Fund. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O'Malley joined IR+M in September 1994 and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O'Malley and Mr. Ingalls have all been in their current roles since joining IR+M.

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and One International Place, 43rd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Corporate Bond Fund. A team of investment professionals manages the portion of the Long Duration Corporate Bond Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; and Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and is the Co-Head of the Fixed Income team. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997 he has been part of the portfolio management team with primary responsibility for mortgage

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strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. He shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a senior vice president and fixed income portfolio manager. From 2006 to January 2012, she provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a managing director and fixed income portfolio manager. Mr. Lourie joined Jennison in 1996 as a fixed income trader and was the lead trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. He develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. He is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, he worked at UBS Global Asset Management. While there he was a senior credit analyst for three years prior to becoming a fixed income portfolio manager in 2001 and senior fixed income portfolio manager in 2005.

Legal & General Investment Management America Inc.: Legal & General Investment Management America Inc. (LGIMA), located at 8755 West Higgins Road, Chicago, Illinois 60631, serves as a Sub-Adviser to the Long Duration Corporate Bond Fund. A team of investment professionals manages the portion of the Long Duration Corporate Bond Fund's assets allocated to LGIMA. John Bender, CFA graduated from Marquette University with a B.S. in Accounting. Mr. Bender joined LGIMA as Head of U.S. Fixed Income in 2006 and was promoted to CIO — Fixed Income in 2013. Mr. Bender has over 24 years of industry experience. Dave Nirtaut graduated from Indiana University with a B.S. in Finance and Accounting and from the University of Notre Dame with an M.B.A., magna cum laude. Mr. Nirtaut joined LGIMA in 2007 as Head of Securitized Assets and Interest Rates and was promoted to Head of Portfolio Management in 2012, and to Co-head of Fixed Income in 2013. He has over 17 years of industry experience. Jeff Coil graduated from Indiana University with a B.S. in Finance (Distinction). Mr. Coil joined LGIMA in 2006 as a Senior Portfolio Manager and has over 15 years industry experience. Tim Bacik, CFA graduated from Wesleyan University with a B.A. in Economics. Mr. Bacik joined LGIMA in 2011 as a Senior Portfolio Manager and has over 17 years of industry experience. Jeff Koch, CFA earned a B.S. in Economics from the University of Minnesota, Morris and an M.B.A. with an emphasis in Finance from Washington University. Mr. Koch joined LGIMA as a Senior Portfolio Manager in 2012 and was promoted to Co-head of Fixed Income in 2013. He has over 24 years of investment grade and high yield fixed income experience.

Logan Circle Partners, L.P.: Logan Circle Partners, L.P. (Logan Circle), located at Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Long Duration Corporate Bond Fund. A team of investment professionals at Logan Circle, led by Senior Portfolio Manager Stephen A. Mullin, CFA, manages the portion of the assets of the Long Duration Corporate Bond Fund allocated to Logan Circle. Mr. Mullin joined Logan Circle in 2007. From 2004 to 2007, he worked on the long duration portfolio management team at Delaware Investments. He received a B.S. in Finance and Accounting from Fairfield University.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Long Duration Corporate Bond Fund. A team of investment professionals manages the portion of the Long

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Duration Corporate Bond Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Stephen Kane, CFA, Managing Director and Generalist Portfolio Manager, who is responsible for co-managing security selection and the trade execution process; Jerry Cudzil, Head of U.S. Credit Trading and Managing Director, who oversees trading of corporate and high-yield securities and derivatives; Jamie Farnham, Director of Credit Research and Specialist Portfolio Manager, who, along with Gino Nucci, Credit Trading Specialist and Specialist Portfolio Manager, manages and oversees the security selection and trade execution process of non-investment grade corporate positions. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Cudzil has been with MetWest since May 2012. Prior to joining, Mr. Cudzil was a high yield bond trader for Morgan Stanley and Deutsche Bank, specializing in project finance, aviation, and energy securities. From June 2004 to September 2009, he was a portfolio manager for Dimaio Ahmad Capital, managing the multi-strategy credit fund and aviation fund and leading the firm's risk management team. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004.

ULTRA SHORT DURATION BOND FUND:

Logan Circle Partners, L.P.: Logan Circle Partners, L.P. (Logan Circle), located at Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Ultra Short Duration Bond Fund. A team of investment professionals at Logan Circle, led by Senior Portfolio Managers Scott Pavlak, CFA and Peter Mahoney, manages the portion of the assets of the Ultra Short Duration Bond Fund allocated to Logan Circle. Scott Pavlak and Peter Mahoney joined Logan Circle in 2008. Prior to 2008, Mr. Pavlak served as Senior Managing Director, Fixed Income at Bear Stearns Asset Management. He has a B.S. in Finance from Fairleigh Dickinson University and an M.B.A. from New York University. Prior to joining Logan Circle, Mr. Mahoney served as Fixed Income Portfolio Manager and Managing Director/Principal at Bear Stearns Asset Management. He has B.S. in Finance from Indiana University and an M.B.A. in Finance from Fairleigh Dickinson University. Mr. Pavlak and Mr. Mahoney each have over 20 years of experience planning and implementing investment policies and managing assets.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as the Sub-Adviser to the Ultra Short Duration Bond Fund. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as the portfolio manager for the Fund since inception. Mr. Smith joined Wellington Management as an investment professional in 1992.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Ltd: Ashmore Investment Management Ltd. (Ashmore), located at 61 Aldwych, London, United Kingdom WC2B 4AE, serves as Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's asset allocated to Ashmore. The investment team is currently composed of Mark Coombs, Ricardo Xavier, Herbert Saller and Robin Forrest. Ashmore's Chief Executive and the Chairman of the investment team, Mark Coombs, has been investing in emerging markets since 1983 and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Senior portfolio managers Ricardo

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Xavier and Herbert Saller have been actively involved in emerging markets debt investment since 1993 and 1998, respectively. Mr. Coombs, Chairman of the Investment Committee, participates in the security selection process for the Emerging Markets Debt Fund. Mr. Xavier, Senior Portfolio Manager, has geographic responsibility for Latin America, a product responsibility for local currencies, local currency debt and related derivatives and participates in the security selection process for the Emerging Markets Debt Fund. Mr. Saller, Senior Portfolio Manager, has responsibility for sovereign and corporate debt and joined Ashmore in 2002. Mr. Forrest, Senior Portfolio Manager, has responsibility for corporate debt and joined Ashmore in 2006.

Investec Asset Management US Ltd.: Investec Asset Management US Ltd. (Investec), located at Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Peter Eerdmans and Grant Webster manage the portion of the assets of the Emerging Markets Debt Fund allocated to Investec. Mr. Eerdmans joined Investec Asset Management group (hereafter referred to as "IAM") in 2005. Prior to 2005, Mr. Eerdmans was responsible for Bond and Currency research at Watson Wyatt. Mr. Mr. Eerdmans is currently the co-head of the Emerging Market Fixed Income at IAM and is jointly responsible for all global emerging markets debt strategies. Mr. Eerdmans is also responsible for Asian markets within the Emerging Market Fixed Income sub investment team, the Global Emerging Market Debt (EMD) team. Grant Webster, having joined the firm in 2011, is an investment specialist in the Global EMD team and a portfolio manager. Grant is responsible for former Commonwealth of Independent States (CIS) and the Middle East, as well as quantitative analysis on emerging market multi-strategy projects. Prior to joining IAM, Grant worked in London as a quantitative analyst and portfolio manager of global macro and convertible bond funds at RWC Partners.

Stone Harbor Investment Partners LP: Stone Harbor Investment Partners LP (Stone Harbor), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA; Pablo Cisilino; James E. Craige, CFA; William Perry; David Oliver; and Angus Halkett Ph.D., CFA. Mr. Wilby, portfolio manager of the Emerging Markets Debt Fund, has served as Chief Investment Officer of Stone Harbor since April 2006. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige, portfolio manager of the Emerging Markets Debt Fund, has served as Portfolio Manager of Stone Harbor since April 2006. Prior to April 2006, Mr. Craige was a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brother Asset Management Inc. Mr. Perry, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager for Stone Harbor since September 2012. From 2010 to 2012, Mr. Perry was an Emerging Markets Portfolio Manager for Morgan Stanley Investment Management. Prior to 2010, Mr. Perry worked in the Global Special Opportunities Group at JPMorgan Securities Inc. for over five years. Mr.Cisilino, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since July 2006. From June 2004 to July 2006, Mr. Cisilino was the Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc. Mr. Oliver, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since June 2008. Prior to joining Stone Harbor in June 2008, Mr. Oliver was a Managing Director in emerging market sales and trading at Citigroup for over five years. Dr. Halkett has served as a portfolio manager at Stone Harbor since June 2011. Prior to

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joining Stone Harbor in June 2011, Dr. Halkett was a director in Central Europe Rates Trading and EMEA Local Markets Strategy at Deutsche Bank for over five years.

DYNAMIC ASSET ALLOCATION FUND:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Dynamic Asset Allocation Fund. A team of investment professionals, led by Michael O. Martel, Jeremiah K. Holly, CFA; and Charles L. McGinn, manages the assets of the Dynamic Asset Allocation Fund allocated to SSgA FM. Mr. Martel, Vice President and Senior Portfolio Manager of SSgA FM, joined the firm in 1994. Mr. Holly, Vice President and Senior Portfolio Manager of SSgA FM, joined the firm in 2005. Mr. McGinn, Principal and Portfolio Manager of SSgA FM, joined the firm in 1998.

MULTI-ASSET REAL RETURN FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Real Return Fund and its respective Subsidiary. A team of investment professionals, led by Jonathan Ruff, CFA, manages the portion of the Subsidiary's assets and the Multi-Asset Real Return Fund's assets allocated to AllianceBernstein. All members of the team have been with AllianceBernstein for over five years, with the team's average tenure with the firm being 13 years. The team's average industry experience is 19 years.

MARR COMMODITY STRATEGY SUBSIDIARY LTD. — Cohen & Steers Capital Management, Inc.: Cohen & Steers Capital Management, Inc. (Cohen & Steers) located at 280 Park Avenue, 10th Floor, New York, New York 10017, serves as Sub-Adviser to MARR Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Real Return Fund organized under the laws of the Cayman Islands. Nick Koutsoftas, Senior Vice President, is co-portfolio manager of Cohen & Steers' active commodities portfolios. He has 18 years of investment experience. Mr. Koutsoftas was previously senior vice president and co-portfolio manager at GE Asset Management, as head of the Active Commodities strategy since its 2006 inception. He joined GE Asset Management in 1999 and began his career at GE in 1995. Ben Ross, Senior Vice President, is co-portfolio manager of Cohen & Steers' active commodities portfolios. He has 19 years of investment experience. Prior to joining Cohen & Steers, Mr. Ross worked at GE Asset Management and was co-portfolio manager with Mr. Koutsoftas of the GE Active Commodities strategy since its inception in 2006. Earlier, Mr. Ross was a Senior Trader at GE Asset Management, leading the international equity trading desk. Before joining GE in 1996, he worked at State Street Bank & Trust. Messrs. Koutsoftas and Ross lead the Cohen & Steers Active Commodities investment team, overseeing the commodities research and investment efforts. They have full discretion for portfolio investment decisions and have a seven-year track record working together managing an active fundamental commodity futures strategy. The team joined the firm on April 8, 2013.

The Funds' Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

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PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A shares of the Funds.

The Funds offer Class A Shares only to Eligible Investors (as defined below). Eligible Investors include institutions, including defined benefit plans, defined contribution plans, healthcare defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, Taft-Hartley plans and other SIMC advisory clients that have entered into an Investment Management Agreement with SIMC. Under each Investment Management Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

Eligible Investors also include employee benefit plans and other similar entities that purchase the Funds through an intermediary that has a written agreement with the Funds (or their agent) authorizing their availability on the intermediary's platform.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day.

Eligible Investors (as defined above) may purchase or sell shares by placing orders with the Transfer Agent or the Funds' authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

Each Fund calculates its net asset value per share (NAV) once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase or sell Fund shares through certain financial institutions, you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to

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become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request, if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps, bank loans or collateralized debt obligations, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained

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from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through the Committee designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities

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after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Funds' administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The World Equity Ex-US and Screened World Equity Ex-US Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the World Equity Ex-US and Screened World Equity Ex-US Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the World Equity Ex-US and Screened World Equity Ex-US Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in the Funds, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

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A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i. if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii. if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial

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institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES

Financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make payment. You may arrange for your proceeds to be wired to your bank account.

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Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo. or the Distributor) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings Website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the World Equity Ex-US and Screened World Equity Ex-US Funds to pay dividends periodically (at least once annually); the Dynamic Asset Allocation and Multi-Asset Real Return Funds to pay dividends annually; the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond and Ultra Short Duration Bond Funds to pay dividends monthly; and the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, Small Cap, Small Cap II,

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Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt, and Real Return Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually. You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Dividend distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates. Certain dividend distributions may qualify for the reduced tax rates on qualified dividend income. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. The Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Real Return Funds are each expected to make primarily ordinary income distributions that will not be treated as qualified dividend income. Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

In order for a Fund to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, a Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI). The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments that certain Funds may invest in, may not be considered qualifying income. Each Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, to a maximum of 10 percent of its gross income (when combined with its other investments that produce non-qualifying income). However, there is no guarantee that a Fund will be successful in this regard. If a Fund fails to qualify as a RIC, it would be subject to tax at regular

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corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of relief for certain de minimis failures by the Fund to qualify as a RIC.

Dynamic Asset Allocation and Multi-Asset Real Return Funds may gain exposure to the commodities markets through its investment in its Subsidiary, which invests in commodity investments and derivative instruments. To the extent a Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under Subchapter M of the Code. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel, based on customary representations, concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, should be "qualifying income" for RIC qualification purposes, to the extent distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. If, however, the IRS does not provide prospective relief and/or transition periods for any public guidance it may issue, there is a risk that the IRS could assert that the income of each Subsidiary imputed for income tax purposes to the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively, will not be considered "qualifying income" for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. Also, if the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect the Funds.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your retirement plan.

Income received by the World Equity Ex-US and Screened World Equity Ex-US Funds, and the Emerging Markets Debt Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In

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addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay. The Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if they make this election.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds' SAI contains more information about taxes.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A Shares of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS A
2013	$17.07	$0.34	$4.38	$4.72	$(0.33)	$(0.52)	$(0.85)	$20.94	28.44%	$1,897,837	0.19	%(6)	0.19	%(6)	0.46	%(6)	1.79%	47%
2012	18.40	0.25	(0.61)	(0.36)	(0.24)	(0.73)	(0.97)	17.07	(1.69)	1,774,178	0.26	(3)	0.26	(3)	0.47	(3)	1.47	83
2011	14.84	0.22	3.56	3.78	(0.22)	—	(0.22)	18.40	25.70	1,616,607	0.26		0.26		0.47		1.35	85
2010	12.55	0.23	2.28	2.51	(0.22)	—	(0.22)	14.84	20.05	1,230,382	0.26		0.26		0.47		1.56	72
2009	18.75	0.28	(6.22)	(5.94)	(0.26)	—	(0.26)	12.55	(31.73)	526,421	0.25		0.26		0.48		2.16	81
Large Cap Diversified Alpha Fund
CLASS A
2013	$9.41	$0.16	$2.22	$2.38	$(0.20)	$—	$(0.20)	$11.59	25.66%	$309,577	0.24%		0.24%		0.46%		1.55%	82%
2012	9.53	0.13	(0.16)	(0.03)	(0.09)	—	(0.09)	9.41	(0.24)	320,907	0.31		0.31		0.47		1.40	101
2011	7.69	0.11	1.88	1.99	(0.15)	—	(0.15)	9.53	26.09	364,180	0.31		0.31		0.47		1.30	143
2010	6.35	0.09	1.34	1.43	(0.09)	—	(0.09)	7.69	22.61	352,500	0.31		0.31		0.47		1.26	95
2009	10.23	0.10	(3.91)	(3.81)	(0.07)**	—	(0.07)	6.35	(37.33)	331,002	0.48	*	0.48	*	0.64		1.41	132

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	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Disciplined Equity Fund
CLASS A
2013	$10.58	$0.21	$2.73	$2.94	$(0.28)		$—	$(0.28)	$13.24	28.24%	$5,500,315	0.17	%(5)	0.17	%(5)	0.46	%(5)	1.80%	109%
2012	10.87	0.16	(0.29)	(0.13)	(0.16)		—	(0.16)	10.58	(1.14)	5,436,390	0.18	(4)	0.18	(4)	0.47	(4)	1.54	93
2011	8.86	0.15	2.08	2.23	(0.22)		—	(0.22)	10.87	25.39	7,773,980	0.18		0.18		0.47		1.54	118
2010	7.36	0.15	1.49	1.64	(0.14)		—	(0.14)	8.86	22.32	6,960,762	0.18		0.18		0.47		1.74	104
2009	12.07	0.16	(4.75)	(4.59)	(0.12	)***	—	(0.12)	7.36	(38.18)	6,043,119	0.19		0.19		0.47		1.97	108
Large Cap Index Fund
CLASS A
2013	$113.85	$2.77	$28.02	$30.79	$(2.61)		$(1.16)	$(3.77)	$140.87	27.55%	$2,214,088	0.03%		0.03%		0.23%		2.18%	14%
2012	117.49	2.26	(3.78)	(1.52)	(2.12)		—	(2.12)	113.85	(1.24)	1,255,669	0.06		0.06		0.24		2.01	12
2011	94.53	2.01	22.98	24.99	(2.03)		—	(2.03)	117.49	26.77	770,135	0.06		0.06		0.24		1.91	17
2010	78.92	2.01	15.53	17.54	(1.93)		—	(1.93)	94.53	22.34	509,120	0.06		0.06		0.24		2.17	11
2009	121.02	2.13	(41.96)	(39.83)	(2.13)		(0.14)	(2.27)	78.92	(32.99)	353,892	0.06		0.06		0.25		2.56	18
Extended Market Index Fund
CLASS A
2013 (7)	$10.00	$0.03	$0.75	$0.78	$(0.01)		$—	$(0.01)	$10.77	7.84%	$174,107	0.11%		0.11%		0.22%		1.30%	4%
Small Cap Fund
CLASS A
2013	$12.04	$0.13	$3.42	$3.55	$(0.17)		$—	$(0.17)	$15.42	29.71%	$778,976	0.47%		0.47%		0.71%		1.01%	85%
2012	13.49	0.11	(1.47)	(1.36)	(0.09)		—	(0.09)	12.04	(10.11)	753,232	0.54		0.54		0.72		0.88	85
2011	10.69	0.09	2.84	2.93	(0.13)		—	(0.13)	13.49	27.56	722,825	0.54		0.54		0.72		0.76	86
2010	7.97	0.08	2.73	2.81	(0.09)		—	(0.09)	10.69	35.32	1,339,748	0.53		0.54		0.72		0.86	106
2009	12.42	0.11	(4.37)	(4.26)	(0.19)		—	(0.19)	7.97	(34.27)	985,860	0.52		0.54		0.72		1.26	122

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap II Fund
CLASS A
2013	$9.62	$0.09	$2.64	$2.73	$(0.09)	$(0.03)	$(0.12)	$12.23	28.54%	$221,697	0.48%		0.48%		0.72%		0.88%	113%
2012 (2)	10.00	0.02	(0.40)	(0.38)	—	—	—	9.62	(3.80)	62,066	0.59		0.59		0.78		1.07	9
Small/Mid Cap Equity Fund
CLASS A
2013	$12.34	$0.14	$3.45	$3.59	$(0.15)	$(0.09)	$(0.24)	$15.69	29.49%	$2,153,745	0.46%		0.46%		0.71%		1.02%	92%
2012	13.62	0.09	(1.28)	(1.19)	(0.09)	—	(0.09)	12.34	(8.71)	1,981,358	0.49		0.49		0.72		0.77	84
2011	10.53	0.08	3.07	3.15	(0.06)	—	(0.06)	13.62	29.99	2,315,082	0.49		0.49		0.72		0.68	99
2010	7.85	0.08	2.71	2.79	(0.11)	—	(0.11)	10.53	35.79	2,064,443	0.49		0.50		0.72		0.79	97
2009	12.22	0.12	(4.36)	(4.24)	(0.13)	—	(0.13)	7.85	(34.70)	1,724,824	0.48		0.50		0.72		1.40	125
U.S. Managed Volatility Fund
CLASS A
2013	$11.39	$0.32	$2.37	$2.69	$(0.31)	$(0.23)	$(0.54)	$13.54	24.19%	$1,145,980	0.24%		0.24%		0.71%		2.55%	41%
2012	12.15	0.25	0.01	0.26	(0.21)	(0.81)	(1.02)	11.39	2.62	722,082	0.35		0.35		0.73		2.25	44
2011	11.16	0.22	2.72	2.94	(0.23)	(1.72)	(1.95)	12.15	28.97	133,811	0.35		0.35		0.72		1.92	114
2010	9.55	0.22	1.78	2.00	(0.22)	(0.17)	(0.39)	11.16	21.12	255,094	0.35		0.35		0.72		2.04	58
2009 (8)	10.00	0.09	(0.51)	(0.42)	(0.03)	—	(0.03)	9.55	(4.16)	237,860	0.35		0.35		0.75		2.31	31
World Equity Ex-US Fund
CLASS A
2013	$9.24	$0.25	$2.24	$2.49	$(0.22)	$—	$(0.22)	$11.51	27.11%	$6,192,852	0.35%		0.35%		0.62%		2.30%	52%
2012	11.71	0.23	(2.50)	(2.27)	(0.20)	—	(0.20)	9.24	(19.36)	4,623,934	0.45		0.45		0.63		2.28	56
2011	9.09	0.23	2.59	2.82	(0.20)	—	(0.20)	11.71	31.12	5,129,089	0.45		0.45		0.64		2.12	85
2010	8.39	0.20	0.72	0.92	(0.22)	—	(0.22)	9.09	10.74	3,712,614	0.45		0.45		0.65		2.10	149
2009	14.56	0.26	(6.43)	(6.17)	—	—	—	8.39	(42.38)	2,721,757	0.45	(10)	0.45	(10)	0.66	(10)	3.03	171

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Screened World Equity Ex-US Fund
CLASS A
2013	$7.02	$0.15	$1.64	$1.79	$(0.15)		$—	$(0.15)	$8.66	25.69%	$62,521	0.50%		0.50%		0.89%		1.81%	76%
2012	9.01	0.13	(1.97)	(1.84)	(0.15)		—	(0.15)	7.02	(20.39)	48,756	0.74		0.74		0.93		1.63	76
2011	7.04	0.12	1.98	2.10	(0.13)		—	(0.13)	9.01	29.93	54,844	0.77		0.77		1.06		1.42	89
2010	6.42	0.13	0.58	0.71	(0.09)		—	(0.09)	7.04	11.00	68,743	0.80		0.80		1.06		1.69	161
2009 (9)	10.00	0.14	(3.66)	(3.52)	(0.06)		—	(0.06)	6.42	(35.12)	52,107	0.80		0.80		1.10		2.38	101
Opportunistic Income Fund
CLASS A
2013	$7.97	$0.12	$0.34	$0.46	$(0.17)		$—	$(0.17)	$8.26	5.78%	$996,522	0.21%		0.26%		0.52%		1.41%	26%
2012	7.95	0.15	0.04	0.19	(0.17)		—	(0.17)	7.97	2.49	218,959	0.41		0.41		0.53		1.94	58
2011	7.69	0.13	0.31	0.44	(0.18)		—	(0.18)	7.95	5.81	295,277	0.41		0.41		0.53		1.68	17
2010	6.95	0.21	0.67	0.88	(0.14)		—	(0.14)	7.69	12.66	115,519	0.41		0.41		0.54		2.85	12
2009	9.11	0.22	(2.22)	(2.00)	(0.16	)****	—	(0.16)	6.95	(22.20)	165,113	0.41		0.41		0.54		2.91	27
Core Fixed Income Fund
CLASS A
2013	$10.63	$0.27	$0.06	$0.33	$(0.29)		$(0.13)	$(0.42)	$10.54	3.12%	$6,484,218	0.13%		0.13%		0.36%		2.53%	315%
2012	10.39	0.34	0.47	0.81	(0.36)		(0.21)	(0.57)	10.63	7.98	7,081,317	0.14		0.14		0.37		3.21	386
2011	10.35	0.38	0.44	0.82	(0.39)		(0.39)	(0.78)	10.39	8.17	6,761,399	0.16	(12)	0.16	(12)	0.38	(12)	3.60	422
2010	9.42	0.47	0.95	1.42	(0.49)		—	(0.49)	10.35	15.34	5,705,708	0.14		0.14		0.37		4.71	242
2009	9.95	0.52	(0.38)	0.14	(0.52)		(0.15)	(0.67)	9.42	1.85	4,540,593	0.14		0.14		0.37		5.56	411
High Yield Bond Fund
CLASS A
2013	$9.30	$0.71	$0.69	$1.40	$(0.69)		$—	$(0.69)	$10.01	15.46%	$2,162,551	0.30	%(20)	0.30	%(20)	0.56	%(20)	7.23%	72%
2012	9.58	0.74	(0.29)	0.45	(0.72)		(0.01)	(0.73)	9.30	5.09	1,914,780	0.35	(17)	0.35	(17)	0.56	(17)	7.97	50
2011	8.74	0.79	0.81	1.60	(0.76)		(0.00)‡	(0.76)	9.58	19.06	1,939,023	0.35		0.35		0.56		8.48	90
2010	7.00	0.84	1.72	2.56	(0.80)		(0.02)	(0.82)	8.74	37.60	1,634,608	0.35		0.35		0.56		10.03	110
2009	9.17	0.80	(2.14)	(1.34)	(0.77)		(0.06)	(0.83)	7.00	(13.79)	1,239,271	0.35		0.35		0.56		11.34	79

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
CLASS A
2013		$9.65	$0.36	$(0.25)	$0.11	$(0.36)		$(0.65)	$(1.01)	$8.75	0.78%	$3,322,291	0.16%		0.16%		0.37%		3.80%	96%
2012		8.83	0.41	1.42	1.83	(0.42)		(0.59)	(1.01)	9.65	21.70	5,497,375	0.20		0.20		0.37		4.45	121
2011		8.69	0.44	0.46	0.90	(0.43)		(0.33)	(0.76)	8.83	10.74	3,523,154	0.20	(14)	0.20	(14)	0.37	(14)	5.03	85
2010		7.77	0.45	0.93	1.38	(0.46)		—	(0.46)	8.69	18.11	2,736,187	0.20		0.20		0.37		5.42	113
2009		8.57	0.39	(0.72)	(0.33)	(0.47)		—	(0.47)	7.77	(3.89)	1,489,047	0.20		0.20		0.39		4.88	95
Long Duration Corporate Bond Fund
CLASS A
2013	(18)	$10.00	$0.39	$0.00 ‡	$0.39	$(0.39)		$(0.07)	$(0.46)	$9.93	3.75%	$2,082,952	0.15%		0.15%		0.36%		4.08%	100%
Ultra Short Duration Bond Fund
CLASS A
2013		$9.95	$0.10	$0.11	$0.21	$(0.12)		$—	$(0.12)	$10.04	2.14%	$522,593	0.12%		0.12%		0.21%		1.02%	178%
2012		9.99	0.11	(0.02)	0.09	(0.13)		—	(0.13)	9.95	0.86	298,223	0.16		0.16		0.21		1.14	222
2011	(13)	10.00	0.04	(0.01)	0.03	(0.04)		—	(0.04)	9.99	0.33	313,358	0.18		0.18		0.23		1.65	23
Emerging Markets Debt Fund
CLASS A
2013		$11.22	$0.56	$0.65	$1.21	$(0.84)		$(0.48)	$(1.32)	$11.11	10.64%	$1,411,893	0.48%		0.48%		0.94%		4.79%	119%
2012		11.60	0.73	(0.22)	0.51	(0.77)		(0.12)	(0.89)	11.22	4.67	1,114,918	0.55		0.55		0.93		6.43	55
2011		10.47	0.78	0.91	1.69	(0.56)		—	(0.56)	11.60	16.51	1,028,691	0.55		0.55		0.93		6.89	75
2010		9.27	0.84	1.40	2.24	(1.04)		—	(1.04)	10.47	24.93	989,598	0.55		0.55		0.93		8.12	66
2009		10.42	0.75	(1.19)	(0.44)	(0.71)		—	(0.71)	9.27	(3.55)	901,226	0.55		0.55		0.94		8.56	78
Real Return Fund
CLASS A
2013		$10.29	$0.09	$(0.10)	$(0.01)	$(0.18)		$(0.24)	$(0.42)	$9.86	(0.15)%	$251,852	0.11%		0.11%		0.28%		0.87%	97%
2012		10.67	0.29	(0.07)	0.22	(0.35)		(0.25)	(0.60)	10.29	2.15	281,861	0.20		0.20		0.28		2.75	96
2011		10.41	0.31	0.37	0.68	(0.21)		(0.21)	(0.42)	10.67	6.65	369,232	0.20		0.20		0.28		2.90	69
2010		10.11	0.33	0.24	0.57	(0.27)		—	(0.27)	10.41	5.70	326,758	0.29		0.29		0.55		3.18	205
2009		10.99	0.21	(0.27)	(0.06)	(0.82	)*****	—	(0.82)	10.11	(0.17)	260,477	0.36		0.36		0.78		2.01	148

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Dynamic Asset Allocation Fund
CLASS A
2013		$11.14	$0.30	$2.20		$2.50	$(0.35)		$(0.48)	$(0.83)	$12.81	23.75%	$1,135,631	0.10%		0.10%		0.66%		2.50%	35%
2012		11.26	(0.01)	0.39		0.38	—		(0.50)	(0.50)	11.14	3.73	552,649	0.50		0.50		0.67		(0.10)	140
2011	(11)	10.00	(0.04)	1.49		1.45	—		(0.19)	(0.19)	11.26	14.66	407,345	0.50		0.50		0.67		(0.39)	0
Multi-Asset Real Return Fund
CLASS A
2013		$9.25	$0.11	$(0.10	)(21)	$0.01	$(0.07	)******	$—	$(0.07)	$9.19	0.07%	$303,899	0.32	%(19)	0.32	%(19)	0.66	%(19)	1.11%	49%
2012	(15)	10.00	0.10	(0.84)		(0.74)	(0.01)		—	(0.01)	9.25	(7.37)	140,063	0.41	(16)	0.41	(16)	0.66	(16)	1.23	58

* The expense ratio includes dividend and interest expenses on short sales. Had these expenses been excluded, the ratios would have been 0.31% and 0.32% for the year ended May 31, 2009.

** Includes a return of capital of $0.05 per share.

*** Includes a return of capital of $0.10 per share.

**** Includes a return of capital of $0.04 per share.

***** Includes a return of capital of $0.06 per share.

****** Includes a return of capital of $0.01 per share.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡ Amount represents less than $0.01.

(1) Per share net investment income (loss) and net realized and unrealized gains (losses) calculated using average shares.

(2) Commenced operations on April 10, 2012. All ratios for the period have been annualized.

(3) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.26%, 0.26% and 0.47%, respectively.

(4) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.

(5) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.17%, 0.17% and 0.46%, respectively.

(6) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.46%, respectively.

(7) Commenced operations on February 28, 2013. All ratios for the period have been annualized.

(8) Commenced operations on December 30, 2008. All ratios for the period have been annualized.

SEI / PROSPECTUS

(9) Commenced operations on June 30, 2008. All ratios for the period have been annualized.

(10) The expense ratio includes interest expense on reverse repurchase agreements.

Had this expense been excluded, the ratios would have been 0.45%, 0.45% and 0.66%, respectively.

(11) Commenced operations on July 30, 2010. All ratios for the period have been annualized.

(12) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.14%, 0.14% and 0.36%, respectively.

(13) Commenced operations on February 28, 2011. All ratios for the period have been annualized.

(14) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.20%, 0.20% and 0.37%, respectively.

(15) Commenced operations on July 29, 2011. All ratios for the period have been annualized.

(16) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.39% and 0.64%, respectively.

(17) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.35%, 0.35% and 0.56%, respectively.

(18) Commenced operations on June 29, 2012. All ratios for the period have been annualized.

(19) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratio would have been 0.29%, 0.29% and 0.63%, respectively.

(20) The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.56%, respectively.

(21) The amount shown for the year ended May 31, 2013, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as " — " are $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2013 includes more detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet:  The Trust makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund's Web site at www.seic.com/funds. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-07257.

SEI-F-145 (9/13)

seic.com

SEI INSTITUTIONAL INVESTMENTS TRUST

PROSPECTUS

AS OF SEPTEMBER 30, 2013

STRATEGIC U.S. LARGE CAP EQUITY FUND

EMERGING MARKETS EQUITY FUND

GLOBAL EQUITY FUND

CLASS A SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

About This Prospectus

FUND SUMMARY

STRATEGIC U.S. LARGE CAP EQUITY FUND	1

EMERGING MARKETS EQUITY FUND	4

GLOBAL EQUITY FUND	6

Purchase and Sale of Fund Shares	9

Tax Information	9

Payments to Broker-Dealers and Other Financial Intermediaries	9

MORE INFORMATION ABOUT INVESTMENTS	10

MORE INFORMATION ABOUT RISKS	10

Risk Information Common to the Funds	10

More Information About Principal Risks	10

GLOBAL ASSET ALLOCATION	17

INVESTMENT ADVISER AND SUB-ADVISERS	18

Sub-Advisers and Portfolio Managers	18

PURCHASING AND SELLING FUND SHARES	18

HOW TO PURCHASE FUND SHARES	19

Pricing of Fund Shares	19

Minimum Purchases	21

Frequent Purchases and Redemptions of Fund Shares	21

Foreign Investors	22

Customer Identification and Verification and Anti-Money Laundering Program	22

HOW TO SELL YOUR FUND SHARES	23

Receiving Your Money	23

Redemptions in Kind	23

Suspension of Your Right to Sell Your Shares	23

TELEPHONE TRANSACTIONS	23

DISTRIBUTION OF FUND SHARES	23

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	24

DIVIDENDS, DISTRIBUTIONS AND TAXES	24

Dividends and Distributions	24

Taxes	24

FINANCIAL HIGHLIGHTS	26

HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INVESTMENTS TRUST

Back Cover

STRATEGIC U.S. LARGE CAP EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.15%*
Total Annual Fund Operating Expenses	0.55%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Strategic U.S. Large Cap Equity Fund — Class A Shares	$56	$176

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Strategic U.S. Large Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large U.S. companies. These securities may include common stocks, preferred stocks, warrants and exchange-traded funds (ETFs) based on a large capitalization equity index. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index ($1.86 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and futures and swaps whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing

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investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund’s benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued, capturing returns from natural market volatility and employing strategies that rotate among various market sectors. The Fund may also utilize one or more additional Sub-Advisers who manage the Fund in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a level of volatility similar to the S&P 500 Index.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund’s use of futures and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

Performance Information

As of September 30, 2013, the Fund had not yet commenced operations and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

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As of September 30, 2013, the Fund had not yet commenced operations.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 9 of this prospectus.

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EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Class A Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.45%*
Total Annual Fund Operating Expenses	1.50%

* Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Emerging Markets Equity Fund — Class A Shares	$153	$474

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

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Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of September 30, 2013, the Fund had not yet commenced operations and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

As of September 30, 2013, the Fund had not yet commenced operations.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 9 of this prospectus.

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GLOBAL EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Class A Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25%*
Total Annual Fund Operating Expenses	0.85%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Global Equity Fund — Class A Shares	$87	$271

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund also may invest in futures contracts, foreign currency forward contracts, swaps and options, either for hedging and risk management purposes, including to seek to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk, or as part of its investment strategies.

The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the U.S. Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. At least 30% of the Fund’s assets will be invested in non-U.S. issuers at any time and it is generally expected that approximately 50% of the Fund’s assets will be invested in non-U.S. issuers consistent with the Fund’s benchmark. However, the Fund’s investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund’s investment strategy at a particular point in time.

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The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that investments in securities pursuant to a global strategy may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

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Performance Information

As of September 30, 2013, the Fund had not yet commenced operations and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

As of September 30, 2013, the Fund had not yet commenced operations.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 9 of this prospectus.

8

Purchase and Sale of Fund Shares

The Funds’ minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your financial institution or intermediary directly. Financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds’ transfer agent (the Transfer Agent) or the Funds’ authorized agent, using certain SEI proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, such as a bank, the Funds and their related companies may pay the intermediary for the sale of the Funds’ shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (each, a Fund and together, the Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement with SIMC (as discussed in the section below, entitled “Purchasing and Selling Fund Shares”).

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Fund’s assets in a way that they believe will help the Fund achieve its goals. SIMC acts as “manager of managers” for the Funds and attempts to ensure that the Sub-Advisers comply with the Funds’ investment policies and guidelines. SIMC also recommends the appointment of additional or replacement sub-advisers to the Funds’ Board of Trustees.

This prospectus describes the Funds’ principal investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Unless otherwise explicitly stated herein, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities

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present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Funds may suffer a loss if they cannot sell collateral quickly and receive the amount they are owed.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds’ ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Certain Funds are subject to credit risk, which means they are subject to the risk that a decline in the credit quality of an investment could cause the Funds to lose money. Although the Funds, primarily invest in investment grade securities, the Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

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Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds’ use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gain. These risks could cause the Funds to lose more than the principal amount invested.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Equity Market — Since they may purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange)

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during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — The Funds’ investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a “forward,” involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

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Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Inflation Protected Securities — The value of investments in inflation protected securities, including Treasury Inflation-Protected Securities (TIPS), will generally fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which a Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.  A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — Certain Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying

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investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF and certain closed-end funds are traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in an ETF or closed-end fund could result in its value being more volatile than the underlying portfolio of securities.

Investment Style — Each of the Funds may be subject to investment style risk. Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity — Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Opportunity — Each Fund is subject to opportunity risk. A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — Certain Funds are subject to options risk. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Portfolio Turnover — Certain Funds are subject to portfolio turnover risk. Due to its investment strategy, such a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — The Funds’ investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

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Real Estate Industry — Investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund’s investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

REITs — Certain Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (1940 Act).

Securities Lending — Certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Such Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Certain Funds may engage in short sales transactions. Short sales are transactions in which the Funds sell a security they do not own. To complete a short sale, the Funds must borrow the security to deliver to the buyer. The Funds are then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Funds, and the Funds will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security. Certain Funds’ investment strategies of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

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Swap Agreements — Certain Funds may be subject to swap agreements risk. Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

U.S. Government Securities — Certain Funds invest in U.S. Government Securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

GLOBAL ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SIMC constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. The degree to which an investor’s portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the Emerging Markets Equity Fund, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a Strategy may reduce the Strategy’s overall level of volatility. As a result, a Strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC’s investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. SIMC constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

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Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Since a large portion of the assets in the Funds may be comprised of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds since it allocates each Fund’s assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds’ investment policies and guidelines and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Funds. SIMC continuously reviews, supervises and administers each Fund’s investment program. As of June 30, 2013, SIMC had approximately $121.96 billion in assets under management.

For the fiscal year ended May 31, 2013, the Strategic U.S. Large Cap Equity, Emerging Markets Equity and Global Equity Funds were not in operation. Upon commencing operations, each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Strategic U.S. Large Cap Equity Fund	0.40%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory and sub-advisory agreements is available in the Funds’ semi-annual report, which covers the period of June 1, 2012 to November 30, 2102, and the Funds’ annual report, which covers the period June 1, 2012 through May 31, 2013.

Sub-Advisers and Portfolio Managers

STRATEGIC U.S. LARGE CAP EQUITY FUND:

As of September 30, 2013, the Fund had not yet commenced operations.

EMERGING MARKETS EQUITY FUND:

As of September 30, 2013, the Fund had not yet commenced operations.

GLOBAL EQUITY FUND:

As of September 30, 2013, the Fund had not yet commenced operations.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called “redeem”) Class A shares of the Funds.

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The Funds offer Class A Shares to Eligible Investors (as defined below). Eligible Investors include institutions, including defined benefit plans, defined contribution plans, healthcare defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, Taft-Hartley plans and other SIMC advisory clients that have entered into an Investment Management Agreement with SIMC. Under each Investment Management Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor’s assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

Eligible Investors also include employee benefit plans and other similar entities that purchase the Funds through an intermediary that has a written agreement with the Funds (or their agent) authorizing their availability on the intermediary’s platform.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day.

Eligible Investors (as defined above) may purchase or sell shares by placing orders with the Transfer Agent or the Funds’ authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds’ procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in a Fund in any twelve-month period). For more information regarding the Funds’ policies and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

Each Fund calculates its net asset value per share (NAV) once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day’s NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase or sell Fund shares through certain financial institutions, you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request, if transmitted to the Funds in accordance with the Funds’ procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

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When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps, bank loans or collateralized debt obligations, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board of Trustees.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Funds’ Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

20

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds’ administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Funds’ administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Emerging Markets Equity and Global Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by Emerging Markets Equity and Global Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Emerging Markets Equity and Global Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in any Fund, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

21

i. if the shareholder conducts four or more “round trips” in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii. if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds’ policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds’ policies, the Funds may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds’ monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques. Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

22

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES

Financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds’ authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make payment. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds’ shares.

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The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds’ SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings Website and the Funds’ policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the Emerging Markets Equity and Global Equity Funds to pay dividends periodically (at least once annually) and the Strategic U.S. Large Cap Equity Fund to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually. You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates on qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that

24

any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Beginning January 1,  2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI). The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments, such as commodity-linked swaps, in which the Fund invests may not be considered qualifying income. The Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income (when combined with its other investments that produce non-qualifying income). However, there is no guarantee that the Fund will be successful in this regard. If the Fund fails to qualify as a regulated investment company, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of relief for certain de minimis failures by the Fund to qualify as a regulated investment company.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your retirement plan.

Income received by the Emerging Markets Equity and Global Equity Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if they make this election. With respect to these same Funds, some foreign governments levy withholding taxes against dividend and other types of interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds’ SAI contains more information about taxes.

25

FINANCIAL HIGHLIGHTS

As of May 31, 2013, the Strategic U.S. Large Cap Equity, Emerging Markets Equity and Global Equity Funds had not yet commenced operations.

26

SEI INSTITUTIONAL INVESTMENTS TRUST

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2013 includes more detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds’ holdings and contain information from the Funds’ managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-800-DIAL-SEI

By Mail:	Write to the Funds at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet: The Trust makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund’s Web site at www.seic.com/funds. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust’s Investment Company Act registration number is 811-07257.

SEI-F-XXX (9/13)

27

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL INVESTMENTS TRUST

Class A Shares

Large Cap Fund (SLCAX)
Large Cap Diversified Alpha Fund (SCDAX)
Large Cap Disciplined Equity Fund (SCPAX)
Large Cap Index Fund (LCIAX)
Extended Market Index Fund (SMXAX)
Strategic U.S. Large Cap Equity Fund
Small Cap Fund (SLPAX)
Small Cap II Fund (SECAX)
Small/Mid Cap Equity Fund (SSMAX)
U.S. Managed Volatility Fund (SVYAX)
World Equity Ex-US Fund (WEUSX)
Screened World Equity Ex-US Fund (SSEAX)
Emerging Markets Equity Fund
Global Equity Fund
Opportunistic Income Fund (ENIAX)
Core Fixed Income Fund (SCOAX)
High Yield Bond Fund (SGYAX)
Long Duration Fund (LDRAX)
Long Duration Corporate Bond Fund (SLDAX)
Ultra Short Duration Bond Fund (SUSAX)
Emerging Markets Debt Fund (SEDAX)
Real Return Fund (RRPAX)
Dynamic Asset Allocation Fund (SDLAX)
Multi-Asset Real Return Fund (SEIAX)

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Acadian Asset Management LLC
AJO, LP
AllianceBernstein L.P.
Analytic Investors, LLC
AQR Capital Management, LLC
Ares Management LLC
Artisan Partners Limited Partnership
Ashmore Investment Management Ltd
Brigade Capital Management, LLC
Brookfield Investment Management Inc.
Brown Advisory LLC
Cohen & Steers Capital Management, Inc.
Declaration Management & Research LLC
Delaware Investments Fund Advisers, a series of
  Delaware Management Business Trust
EARNEST Partners LLC
Fiduciary Management Associates, LLC
Guggenheim Partners Investment Management, LLC
Income Research & Management
INTECH Investment Management LLC
Integrity Asset Management, LLC
Investec Asset Management US Ltd.
Janus Capital Management LLC
Jennison Associates LLC
JO Hambro Capital Management Limited
J.P. Morgan Investment Management Inc.
Lazard Asset Management LLC
Lee Munder Capital Group, LLC
Legal & General Investment Management
  America Inc.
Logan Circle Partners, L.P.
LSV Asset Management
McKinley Capital Management, LLC
Metropolitan West Asset Management LLC
NFJ Investment Group LLC
OppenheimerFunds, Inc.
Quantitative Management Associates LLC
Robeco Investment Management, Inc.
Security Capital Research & Management
  Incorporated
SSgA Funds Management, Inc.
Stone Harbor Investment Partners LP
Thornburg Investment Management Inc
Timberline Asset Management LLC
Tocqueville Asset Management LP
Waddell & Reed Investment Management Co
Wellington Management Company, LLP
Wells Capital Management Incorporated
WestEnd Advisors, LLC
Western Asset Management Company
Western Asset Management Company Limited
William Blair & Company L.L.C.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's prospectus relating to Class A Shares of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Extended Market Index Fund, Strategic U.S. Large Cap Equity Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Corporate Bond Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund (the "Prospectus") dated September 30, 2013. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended May 31, 2013, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference to the Trust's 2013 Annual Report. A copy of the 2013 Annual Report must accompany the delivery of this Statement of Additional Information.

September 30, 2013

SEI-F-049 (9/13)

TABLE OF CONTENTS

THE TRUST	S-1
INVESTMENT OBJECTIVES AND POLICIES	S-2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-17
Alternative Strategies	S-17
American Depositary Receipts ("ADRs")	S-19
Asset-Backed Securities	S-20
Collateralized Debt Obligations ("CDOs")	S-20
Commercial Paper	S-21
Commodity Investments	S-21
Construction Loans	S-21
Credit-Linked Notes	S-22
Demand Instruments	S-22
Distressed Securities	S-22
Dollar Rolls	S-22
Equity-Linked Warrants	S-22
Equity Securities	S-23
Eurobonds	S-24
Exchange-Traded Products ("ETPs")	S-24
Fixed Income Securities	S-26
Foreign Securities	S-28
Forward Foreign Currency Contracts	S-28
Futures Contracts and Options on Futures Contracts	S-30
High Yield Foreign Sovereign Debt Securities	S-32
Illiquid Securities	S-32
Interfund Lending and Borrowing Arrangements	S-33
Investment Companies	S-33
Investment in Subsidiary	S-34
Loan Participations and Assignments	S-35
Money Market Securities	S-35
Mortgage-Backed Securities	S-35
Mortgage Dollar Rolls	S-38
Municipal Securities	S-39
Non-Diversification	S-40
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-40
Obligations of Supranational Entities	S-40
Options	S-40
Pay-In-Kind Bonds	S-42
Privatizations	S-42
Put Transactions	S-42
Receipts	S-43
Real Estate Investment Trusts ("REITs")	S-43
Real Estate Operating Companies ("REOCs")	S-43
Repurchase Agreements	S-43
Restricted Securities	S-44
Reverse Repurchase Agreements and Sale-Buybacks	S-44
Securities Lending	S-45
Short Sales	S-46
Social Investment Criteria	S-46
Sovereign Debt	S-46
Structured Securities	S-47
Swaps, Caps, Floors, Collars and Swaptions	S-47
U.S. Government Securities	S-49

Variable and Floating Rate Instruments	S-50
When-Issued and Delayed Delivery Securities	S-50
Yankee Obligations	S-50
Zero Coupon Securities	S-50
INVESTMENT LIMITATIONS	S-51
THE ADMINISTRATOR AND TRANSFER AGENT	S-58
THE ADVISER AND THE SUB-ADVISERS	S-60
DISTRIBUTION AND SHAREHOLDER SERVICING	S-155
TRUSTEES AND OFFICERS OF THE TRUST	S-156
PROXY VOTING POLICIES AND PROCEDURES	S-164
PURCHASE AND REDEMPTION OF SHARES	S-165
TAXES	S-165
FUND PORTFOLIO TRANSACTIONS	S-172
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-178
DISCLOSURE OF UNAUDITED BALANCE SHEET INFORMATION	S-179
DESCRIPTION OF SHARES	S-179
LIMITATION OF TRUSTEES' LIABILITY	S-179
CODES OF ETHICS	S-179
VOTING	S-179
SHAREHOLDER LIABILITY	S-180
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-180
MASTER/FEEDER OPTION	S-186
CUSTODIANS	S-187
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-187
LEGAL COUNSEL	S-187
APPENDIX A—DESCRIPTION OF RATINGS	A-1

September 30, 2013

THE TRUST

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. At this time shareholders may purchase only Class A shares of a fund. Each share of a fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the "Board") under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This SAI relates to the following funds: Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, Strategic U.S. Large Cap Equity, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds (each, a "Fund" and together, the "Funds").

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser"), and investment sub-advisers (each, a "Sub-Adviser" and together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

The Large Cap Index and Extended Market Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Large Cap Index and Extended Market Index Funds nor any associated literature or publications, and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND—The Large Cap Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.61 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks warrants and exchange-traded funds ("ETFs"). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

LARGE CAP DIVERSIFIED ALPHA FUND—The Large Cap Diversified Alpha Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.61 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may also invest in ETFs based on a large capitalization index.

The Fund uses a multi-manager approach under the general supervision of SIMC. SIMC allocates most of the Fund's assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. This allocation among investment strategies aims to diversify the sources from which the Fund seeks to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), thereby diversifying the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large capitalization equity market, returns may be derived in part from investing up to 20% of the Fund in securities outside of the large capitalization market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts (also called "futures") and swaps backed by other types of securities. The Fund may invest in futures and swaps either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers may purchase futures contracts or swaps, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts or swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. In addition to the obtaining synthetic exposure and mitigating risk, interest rate swaps, in particular, are also used to manage the Fund's yield spread sensitivity. In other words, by entering into interest rate swaps, the Fund can hedge the risk associated with its current investments in fixed income assets in response to changes in interest rates. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

LARGE CAP DISCIPLINED EQUITY FUND—The Large Cap Disciplined Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on a large capitalization equity index and equity securities of foreign companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $1.86 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a level of volatility similar to the S&P 500 Index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts or swaps backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers may purchase these instruments, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts and swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an Nationally Recognized Statistical Rating Organization (junk bonds) and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

LARGE CAP INDEX FUND—The Large Cap Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

The Large Cap Index Fund invests substantially all of its assets (at least 80%) in securities listed in the Russell 1000 Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Fund generally gives the same weight to a given stock as the Russell 1000 Index does.

In seeking to replicate the performance of the Russell 1000 Index, the Fund may invest, to a lesser extent, in American depositary receipts ("ADRs"). The Fund may also invest in securities of companies located in developed foreign countries and securities of small capitalization companies. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions.

EXTENDED MARKET INDEX FUND—The investment objective of the Extended Market Index Fund is to seek investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index (the "Index"). There can be no assurance that the Fund will achieve its investment objective.

The Fund is managed using a passive/indexing investment approach and invests substantially all of its assets in securities (mostly common stocks) of companies that are included (at the time of purchase) in the Russell Small Cap Completeness Index (the Index). As of July 31, 2013, the market capitalization of the companies included in the Index ranged from $30.7 million to $30.9 billion. The Index is composed of securities of the companies included in the Russell 3000 Index (which includes the largest 3,000 U.S. companies), excluding the securities of companies that are constituents of the S&P 500 Index (which includes 500 leading U.S. companies). The Index is constructed to attempt to provide a comprehensive and unbiased barometer of the extended broad market of U.S. equity securities beyond that of the 500 leading U.S. companies included in the S&P 500 Index. The market capitalization range and the composition of the Index are subject to change.

The Fund generally will attempt to invest in securities (including interests of real estate investment trusts ("REITs")) composing the Index in approximately the same proportions as they are represented in the Index. The Fund's ability to fully replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. In some cases, it may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund's sub-adviser (the Sub-Adviser) may employ a sampling or optimization technique to construct the Fund's portfolio. In seeking to replicate the performance of the Index, the Fund may also invest in ETFs and REITs that are not constituents of the Index.

The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, the Fund's adviser, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the Index. However, the Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

The Fund may, at times, purchase or sell index futures contracts, or options on those futures, or engage in forward or swap transactions in lieu of investing directly in the securities making up the Index or to enhance the Fund's replication of the Index's return. In addition, for liquidity purposes, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund's return may not match the return of the Index.

STRATEGIC U.S. LARGE CAP EQUITY FUND—The Strategic U.S. Large Cap Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Strategic U.S. Large Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large U.S. companies. These securities may include common stocks, preferred stocks, warrants and ETFs based on a large capitalization equity index. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index ($1.86 billion and $424.74 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and futures and swaps whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued, capturing returns from natural market volatility and employing strategies that rotate among various market sectors. The Fund may also utilize one or more additional Sub-Advisers who manage the Fund in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a level of volatility similar to the S&P 500 Index.

SMALL CAP FUND—The investment objective of the Small Cap Fund is capital appreciation.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, including ETFs based on small capitalization indices and securities of REITs. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $9.0 million and $4.47 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index is subject to change. The Fund may also invest in securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

SMALL CAP II FUND—The investment objective of the Small Cap II Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Small Cap II Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, ETFs based on small capitalization indices and securities of REITs. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $9.0 million and $4.47 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

SMALL/MID CAP EQUITY FUND—The Small/Mid Cap Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small and medium-sized companies, ETFs based on small and medium-sized capitalization indices and securities of REITs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $30.7 million and $7.73 billion as of July 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

U.S. MANAGED VOLATILITY FUND—The U.S. Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, ETFs and warrants. The Fund may also, to a lesser extent, invest in ADRs and securities of non-U.S. companies.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is expected to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility.

Over the long term, the Fund is expected to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

WORLD EQUITY EX-US FUND—The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

SCREENED WORLD EQUITY EX-US FUND—The Screened World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts, options and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

EMERGING MARKETS EQUITY FUND—The Emerging Markets Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

GLOBAL EQUITY FUND—The Global Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund also may invest in futures contracts, foreign currency forward contracts, swaps and options, either for hedging and risk management purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk, or as part of its investment strategies.

The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the U.S. Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. At least 30% of the Fund's assets will be invested in non-U.S. issuers at any time and it is generally expected that approximately 50% of the Fund's assets will be invested in non-U.S. issuers consistent with the Fund's benchmark. However, the Fund's investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund's investment strategy at a particular point in time.

The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

OPPORTUNISTIC INCOME FUND—The Opportunistic Income Fund seeks to provide capital appreciation and current income.

The Opportunistic Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues, such as mortgage-backed securities, asset-backed securities, commercial mortgage-

backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will primarily be rated CCC- or higher at the time of purchase by at least one ratings agency, although the Fund may also invest in lower rated securities. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR (London Interbank Offered Rate). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 10% of the Fund's assets may be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the

Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts, either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rates AAA, AA, A and BBB-). However, the Fund may invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index. The dollar-weighted average duration of the Barclays Capital U.S. Aggregate Bond Index varies significantly over time, but as of July 31, 2013, it was 5.51 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

HIGH YIELD BOND FUND—The High Yield Bond Fund seeks to maximize total return.

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations, and tranches of collateralized debt obligations ("CDOs") and collateralized loan obligations ("CLOs").

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

LONG DURATION FUND—The Long Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of between nine and fourteen years.

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long duration fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of investment grade fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest primarily in long duration government and corporate fixed income securities and may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest, to a lesser extent, in fixed income securities rated in the fourth highest rating category by a major rating agency. The Fund may also invest in unrated fixed income securities that are determined by the Sub-Advisers to be of equivalent quality to those securities rated in one of the four highest rating categories. The Fund is expected to maintain an effective average duration of between nine and fourteen years. The Fund's effective average duration was 12.96 years as of July 31, 2013. Duration is a measure that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by 10% if interest rates change by 1%.

The Fund uses Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and the Sub-Advisers make investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with their particular discipline. To a lesser extent, the Fund may invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

LONG DURATION CORPORATE BOND FUND—The investment objective of the Long Duration Corporate Bond Fund is to achieve return characteristics similar to those of high quality corporate bonds. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Long Duration Corporate Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long duration corporate fixed income securities, ETFs that track long duration corporate bond indices, and synthetic instruments or derivatives having economic characteristics similar to long duration corporate fixed income securities.

The Fund will invest primarily in investment grade fixed income instruments, including corporate bonds and securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund may also, to a lesser extent, invest in unrated fixed income securities that the Adviser or Sub-Advisers determine to be equivalent in quality. The Fund may also invest a portion of its assets in municipal bonds, fixed income securities issued by both developing and emerging foreign sovereigns, and obligations of supranational entities.

The Fund will invest primarily in U.S. and foreign investment grade fixed income instruments, including corporate bonds and unrated fixed income securities that the Adviser or Sub-Advisers determined to be equivalent in quality. The Fund may also invest a portion of its assets in municipal bonds, fixed income securities issued by both developing and emerging foreign sovereigns, obligations of supranational entities, and securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. To a lesser extent, the Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's interest rate risk and spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Under normal circumstances, the Fund is expected to maintain an effective average duration of between nine and sixteen years. Duration is a measure that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in an approximately 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by approximately 10% if interest rates change by 1%.

The Fund uses one or more Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and the Sub-Advisers make investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with their particular discipline.

ULTRA SHORT DURATION BOND FUND—The Ultra Short Duration Bond Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commerical paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (vii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments. The primary derivatives used by the Fund are futures contracts, options, interest rate swaps and credit default swaps. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There will be times when the Fund utilizes futures contracts to take an active position to either add or reduce the interest rate sensitivity of the Fund. The Fund will primarily use options and swaps to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market.

Using a top-down strategy and bottom-up security selection, the Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Fund will maintain a portfolio duration of 18 months or less under normal market conditions.

To achieve its investment goal, the Fund may invest in one or more SEI-sponsored funds to pursue its investment strategies in an efficient manner. The Fund may invest in a SEI-sponsored fund only if the SEI-sponsored fund invests in securities and pursues investment strategies that are consistent with the Fund's investment goal and strategy.

EMERGING MARKETS DEBT FUND—The investment objective of the Emerging Markets Debt Fund is to maximize total return.

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund may obtain its exposures by investing directly (e.g., in fixed income securities and other instruments) or indirectly/synthetically (e.g., through the use of derivative instruments, principally futures contracts, forward contracts, swaps, including fully funded total return swaps, and structured securities, such as credit-linked notes). Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by an Nationally Recognized Statistical Rating Organization (NRSRO), commonly referred to as junk bonds).

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

REAL RETURN FUND—The Real Return Fund seeks to provide a total return that exceeds the rate of inflation.

Although the Fund is able to use a multi-manager approach under the general supervision of SIMC, whereby Fund assets would be allocated among multiple Sub-Advisers, the Real Return Fund's assets currently are managed directly by SIMC. The Fund seeks to produce a return similar to that of the Barclays Capital 1-5 Year U.S. TIPS Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities ("TIPS") are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may, on a limited basis, also invest in futures contracts for risk management, speculative or hedging purposes. Futures contracts may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies.

DYNAMIC ASSET ALLOCATION FUND—The investment objective of the Dynamic Asset Allocation Fund is long-term total return. There can be no assurance that the Fund will achieve its investment objective.

The Fund employs a dynamic asset allocation investment strategy, seeking to achieve its investment objective through a risk-controlled, disciplined process that is designed to attempt to capture returns from short- and intermediate-term market anomalies that may arise in particular asset classes within a broad range of possible asset classes.

The Fund seeks to generate total return over time by selecting investments from among a broad range of asset classes based upon SIMC's expectations of risk and return. The asset classes used and the Fund's allocations among those asset classes are determined based on SIMC's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time and at any particular point in time the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes, including possibly a single asset class.

The Fund may use a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers that will implement different investment strategies. SIMC may allocate Fund assets among one or more Sub-Advisers based on SIMC's expectations of risk and return as informed by SIMC's views of fundamental, technical or valuation measures. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

The Fund may obtain its exposures to a particular asset class by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles (including a wholly-owned subsidiary) and derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments that the Fund may invest in within a particular asset class are further described below. The Fund may invest in particular securities or instruments that are not specifically listed below, but which have similar characteristics or represent similar exposures as those described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, collateralized debt obligations ("CDOs") and collateralized loan obligations ("CLOs"), corporate bonds and debentures, commercial paper, exchange traded notes ("ETNs"), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, structured notes, construction loans, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected

Securities ("TIPS") and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

Other Instruments. The Fund may also invest in REITs and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and ETFs, to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts and swaps (including swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Currency swaps may be used for return enhancement or hedging purposes. Securities index and single-security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indices or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include marketable securities issued by companies that own or invest in commodities or commodities contracts, equity and debt securities of issuers in commodity-related industries, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, SIMC or the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations. This Fund is intended to be used by shareholders seeking to add a dynamic component to their broader overall investment strategy. An investment in the Fund should not constitute a shareholder's complete investment program. This Fund will represent the active investment views of SIMC.

MULTI-ASSET REAL RETURN FUND—The investment objective of the Multi-Asset Real Return Fund is to achieve total return exceeding the rate of inflation. There can be no assurance that the Fund will achieve its investment objective.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

Under normal circumstances, the Fund will pursue its investment goal by selecting investments from a broad range of asset classes, including fixed income and equity securities and commodity-linked instruments. The Fund seeks "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions). The Fund may invest in U.S. and non-U.S. dollar-denominated securities.

Fixed income securities may include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) TIPS and other inflation-linked debt securities; (iv) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better); and (v) securitized issues such as residential and commercial mortgage-backed securities, asset-backed securities and collateralized debt obligations. The Fund may invest in debt securities of any credit quality, including those rated below investment grade (junk bonds) or, if unrated, of equivalent credit quality as determined by the Fund's managers. The Fund may invest in securities with a broad range of maturities. The Fund may also enter into reverse repurchase agreements with respect to its investment in TIPS. In an attempt to generate excess returns, when the Fund enters into such a TIPS reverse repurchase agreement it will use the cash received to enter into a short position on U.S. Treasury bonds.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in ETFs. The Fund may also invest in REITs and U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity and debt securities of issuers in commodity-related industries.

The Fund may also seek to gain long and short exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in long and short positions in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps for return enhancement or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. The Fund may purchase or sell futures contracts and options on U.S. Government securities for return enhancement.

Interest rate swaps are further used to manage the Fund's interest rate risk. Swaps on indices are used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Adviser(s) may seek to enhance the Fund's return by actively managing the Fund's currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) through the use of cash, securities and/or currency-related derivatives, including, without limitation, currency forward contracts, futures contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Due to its investment strategy, the Fund may buy and sell securities frequently.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with and not permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objectives.

ALTERNATIVE STRATEGIES—The Dynamic Asset Allocation Fund employs a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed income securities or money market instruments) employed by mutual funds. The Dynamic Asset Allocation Fund can implement a Global Tactical Asset Allocation Strategy (as described below), and the Fund may implement the following alternative strategies.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. A Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indices. A Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures. The Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Fund may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indices, fixed income and currencies.

Event-Driven Strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. A Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company's stock and cause the Fund to lose its investment.

Arbitrage Strategies focus on relative pricing discrepancies between instruments including equities, debt, futures and options. A Sub-Adviser may employ mathematical, technical or fundamental analysis to determine misvalued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage-backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that they believe are undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, a Sub-Adviser may take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. A Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the Sub-Adviser would take long position for the underperforming security and short position for the overperforming security. For options, the Sub-Adviser would write put option for underperforming stock and call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The portfolios are designed to neutralize sector and will generally seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS ("ADRs")—ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include adverse future political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For the purposes of the Ultra Short Duration Bond Fund's concentration policies, asset-backed securities will be classified according to the underlying assets securing such securities.

COLLATERALIZED DEBT OBLIGATIONS ("CDOs")—CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

COMMODITY INVESTMENTS—Certain Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly manages the assets of a Fund, SIMC, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled and may be, or have recently been, involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns.

Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any dollar roll as required by the Investment Company Act of 1940, as amended (the "1940 Act").

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS ("ETPs")—Certain Funds may directly purchase shares of or interests in exchange traded products ("ETPs") (including exchange-traded funds structured as investment companies ("ETFs"), exchange-traded notes ("ETNs") and exchange-traded commodity pools). A Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the Securities Act of 1933, as amended. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's NAV, the changes in the pool's NAV do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. The risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Certain exchange-traded commodity pools may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by 1%, the value of a security having an effective duration of two years generally would vary by 2%. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or, in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's advisers, as applicable (see "Appendix A—Description of Corporate Bond Ratings" for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics and also have speculative characteristics. Securities rated Baa3 or higher by Moody's or BBB- or higher by S&P are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Fund's advisers, as applicable, will review the situation and take appropriate action with regard to the security.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default. A Fund may invest in lower rated fixed income securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities. A Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include adverse future political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. The economies of developing countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging markets debt securities, a Fund's investments in government or government-related securities of emerging markets countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date.

A Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, a Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. A Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund's returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds may invest in options on foreign currencies and futures. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

A Fund may invest in foreign currency futures contracts. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will "cover" its position as required by the 1940 Act.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may use also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cach flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The Securities and Exchange Commission ("SEC") has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies, subject to certain exceptions. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. Pursuant to Rule 12d1-1 under the 1940 Act, the Funds may invest in one or more affiliated or unaffiliated registered investment companies that comply with Rule 2a-7 under the 1940 Act in excess of the limits of Section 12 of the 1940 Act. Further, the Rule permits the Funds to invest in one or more affiliated and unaffiliated unregistered investment companies that operate as money market funds in compliance with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1 under the 1940 Act) in excess of the limits of Section 12 of the 1940 Act. The Funds may invest in investment companies managed by an adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

A Fund may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 thereunder and Section 12(d)(1)(F) of the 1940 Act. Rule 12d1-2 permits an affiliated fund of funds to invest in securities of other investment companies so long as such investment is in reliance on Sections 12(d)(1)(A) or 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by a Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could, in certain circumstances, be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by the Adviser based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with an unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by an unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from an unaffiliated underlying fund; (v) significant developments involving an unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Certain ETFs may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

INVESTMENT IN SUBSIDIARY—Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds may seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the respective Fund organized under the laws of the Cayman Islands (each, a "Subsidiary" and, together, the "Subsidiaries"). Each Subsidiary, unlike the applicable Fund, may invest to a significant extent in commodity-linked securities and derivative instruments. A Fund may invest up to 25% of its total assets in the applicable Subsidiary. The derivative instruments in which a Subsidiary primarily intends to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract or a subset of commodities or commodity futures contracts.

With respect to its investments, a Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the applicable Fund; however, each Subsidiary (unlike the applicable Fund) may invest in commodity-linked swap agreements and other commodity-linked derivative instruments. With respect to their investments in certain securities that may involve leverage, a Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the applicable Fund.

Each Subsidiary is not registered under 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, each Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies (RICs). In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders.

Both the Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel, based on customary representations, concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, should be "qualifying income" for RIC qualification purposes, to the extent distributions are made to the Funds by the respective Subsidiary. In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. If, however, the IRS does not provide prospective relief and/or transition periods for any public guidance it may issue, there is a risk that the IRS could assert that the income of each Subsidiary imputed for income tax purposes to the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively, will not be considered "qualifying income" for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. Also, if the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect the Funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments that are administered by the lending bank or agent for a syndicate of lending banks and then sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent that a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower). Therefore, a Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Adviser or Sub-Adviser(s) to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC securities"), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, and is owned entirely by private stockholders. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements ("SPAs"), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mac and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of "locking in" attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. A Fund may invest in private pass-through mortgage-backed securities. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. A Fund may invest in commercial mortgage-backed securities. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified investment companies as defined in the 1940 Act, which means that a relatively high percentage of each Fund's assets may be invested in the obligations of a limited number of issuers. The value of shares of each Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or World Bank), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Currently, each Fund that may purchase obligations of supranational entities intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations as set forth below.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date of the option.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debts plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—A Fund may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts, while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITs")—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCs")—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the Adviser or Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

Private Investments in Public Equity ("PIPEs")—The Small Cap II Fund may purchase equity securities in a private placement that are issued by issuers that have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPEs"). Shares in PIPEs generally are not publicly registered until after a certain time period from the date the private sale is completed, which can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and cannot be freely traded. Generally, such restrictions cause PIPEs to be illiquid during this restricted period. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered or that the registration will remain in effect.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to their advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1 per share net asset value. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP ("Liquidity Fund"), an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The cash collateral invested in the Liquidity Fund is subject to the risk of loss in the underlying investments of the Liquidity Fund.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or maintain in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise "cover" the Fund's short position as required by the 1940 Act.

Certain Funds may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment), and other Funds may engage in short sales in an amount up to 25% or 20% of the Fund's value (measured at the time of the investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When these Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Funds having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOCIAL INVESTMENT CRITERIA—The Screened World Equity Ex-US Fund's portfolio is subject to certain social investment criteria. As a result, the Fund's Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—A Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions any of which may involve a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap: (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

A Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

The Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. The Funds may invest in Yankees. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Strategic U.S. Large Cap Equity Fund, Small Cap Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund, Ultra Short Duration Bond Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund and may not be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Emerging Markets Debt and Multi-Asset Real Return Funds.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Each of the Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest, without limitation, in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are fundamental policies of the Long Duration Fund and may not be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  2.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Issue any class of senior security (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  4.  Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  5.  Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

The following investment limitations are fundamental policies of the Long Duration Corporate Bond and Small Cap II Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of such Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may:

  1.  Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Purchase or sell commodities, commodities contracts and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase securities of an issuer, except if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Each Fund may not:

  1.  Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2.  Issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following are fundamental policies of the Extended Market Index Fund. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. The fundamental policies of the Fund cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

  1.  The Fund may not concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries and the Fund may invest without limitation in (a) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2.  The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  The Fund may not issue senior securities (as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time), except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

For purposes of the industry concentration limitation specified in the Prospectus and SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed by the Board without the consent of the holders of a majority of a Fund's outstanding shares.

Each Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2(a).  With respect to the Large Cap Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Ultra-Short Duration Bond, Emerging Markets Debt, Real Return, Multi-Asset Real Return and Emerging Markets Equity Funds, purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  2(b).  With respect to the World Equity Ex-U.S., Screened World Equity Ex-U.S. and Global Equity Funds, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

  3.  Purchase illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  4.  With respect to 75% of its total assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Extended Market Index, Emerging Markets Debt or Multi-Asset Real Return Funds.

  5(a).  With respect to the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Core Fixed Income, High Yield Bond, Emerging Markets Debt, Real Return, Dynamic Asset Allocation, Strategic U.S. Large Cap Equity and Emerging Markets Equity Funds, purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  5(b).  With respect to the Extended Market Index, Small Cap II, Long Duration Corporate Bond, Ultra Short Duration Bond and Multi-Asset Real Return Funds, purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that each Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. Further, the Extended Market Index Fund may purchase securities that would cause 25% or more of the total assets of the Fund to be so invested to approximately the same extent that the index the Fund is designed to track invests in such securities.

  5(c).  With respect to the World Equity Ex-U.S., Screened World Equity Ex-U.S. and Global Equity Funds, purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) domestic banks and U.S. branches of foreign banks, which the Fund has determined to be subject to the same regulation as U.S. banks; or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  6.  With respect to the Large Cap, Large Cap Diversified Alpha, Small Cap, Core Fixed Income, High Yield Bond, Emerging Markets Debt, Dynamic Asset Allocation and Emerging Markets Equity Funds, issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

  7.  Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds interfund lending program. This investment limitation does not apply to the Long Duration Fund.

  8.  Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs). This investment limitation does not apply to the Long Duration or Dynamic Asset Allocation Funds.

  9.  With respect to the World Equity Ex-U.S., Screened World Equity Ex-U.S. and Global Equity Funds, sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

  10(a).  With respect to the Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Real Return, World Equity Ex-US, Screened World Equity Ex-US and Global Equity Funds, borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. With respect to the U.S. Managed Volatility, Opportunistic Income and Real Return Funds, to the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  10(b).  With respect to the Extended Market Index, Small Cap II, Ultra Short Duration Bond and Multi-Asset Real Return Funds, borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund's total assets), provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300%, including the amount borrowed, is required.

10(c).  With respect to the Long Duration Corporate Bond Fund, borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate or earmark assets are not considered to be borrowings

  11.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  12.  With respect to the Large Cap Disciplined Equity and Strategic U.S. Large Cap Equity Funds, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. A Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Large Cap Index Fund, invest less than substantially all of its net assets, under normal circumstances, in securities included in the Russell 1000 Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Extended Market Index Fund, invest less than substantially all of its net assets (at least 80%), under normal circumstances, in securities included in the Russell Small Cap Completeness® Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the World Equity Ex-US and Screened World Equity Ex-US Funds, invest less than 80% of its net assets in equity securities of foreign companies. A Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Long Duration Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  20.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  21.  With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

  22.  With respect to the Large Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  23.  With respect to the Global Equity Fund, invest less than 80% of its net assets in equity securities. The Fund will notify its shareholders at least 60 days prior to any changes to this policy.

  24.  With respect to the Dynamic Asset Allocation Fund, purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

In addition, each Fund may:

Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities. This investment policy does not apply to the Long Duration Corporate Bond or Dynamic Asset Allocation Funds.

For purposes of the industry concentration limitation specified in the Prospectus and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund. The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. For purposes of the Multi-Asset Real Return Fund's concentration policies, the Multi-Asset Real Return Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's investment policies on lending are set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund at the following annual rates:

Fund	Administration Fee
Large Cap Fund	0.05%
Large Cap Diversified Alpha Fund	0.05%
Large Cap Disciplined Equity Fund	0.05%
Large Cap Index Fund	0.05%
Extended Market Index Fund	0.05%
Strategic U.S. Large Cap Equity Fund	0.05%
Small Cap Fund	0.05%
Small Cap II Fund	0.05%
Small/Mid Cap Equity Fund	0.05%
U.S. Managed Volatility Fund	0.05%
World Equity Ex-US Fund	0.05%
Screened World Equity Ex-US Fund	0.05%
Emerging Markets Equity Fund	0.05%
Global Equity Fund	0.05%
Opportunistic Income Fund	0.05%
Core Fixed Income Fund	0.05%
High Yield Bond Fund	0.05%
Long Duration Fund	0.05%
Long Duration Corporate Bond Fund	0.05%
Ultra-Short Duration Bond Fund	0.05%
Emerging Markets Debt Fund	0.05%
Real Return Fund	0.05%
Dynamic Asset Allocation Fund	0.05%
Multi-Asset Real Return Fund	0.05%

For the fiscal years ended May 31, 2011, 2012 and 2013 the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Net Fees Paid (000)					Fees Waived or Reimbursed (000)
Fund	2011	2012		2013		2011	2012		2013
Large Cap Fund	$0	$0		$0		$736	$806		$956
Large Cap Diversified Alpha Fund	$0	$0		$0		$179	$163		$156
Large Cap Disciplined Equity Fund	$0	$0		$0		$3,762	$3,355		$2,887
Large Cap Index Fund	$0	$0		$0		$283	$459		$907
Extended Market Index Fund	*	*		0	†††††	*	*		14	†††††
Strategic U.S. Large Cap Equity Fund	*	*		*		*	*		*
Small Cap Fund	$0	$0		$0		$521	$347		$406
Small Cap II Fund	*	$0	†††	$0		*	4	†††	$90
Small/Mid Cap Equity Fund	$0	$0		$0		$1,069	$1,034		$1,109
U.S. Managed Volatility Fund	$0	$0		$0		$76	$179		$465

	Net Fees Paid (000)						Fees Waived or Reimbursed (000)
Fund	2011		2012		2013		2011		2012		2013
World Equity Ex-US Fund	$0		$0		$0		$2,290		$2,338		$2,915
Screened World Equity Ex-US Fund	$0		$0		$0		$33		$25		$29
Emerging Markets Equity Fund	*		*		*		*		*		*
Global Equity Fund	*		*		*		*		*		*
Opportunistic Income Fund	$0		$0		$0		$80		$123		$238
Core Fixed Income Fund	$0		$0		$0		$3,041		$3,291		$3,806
High Yield Bond Fund	$0		$0		$0		$935		$984		$1,024
Long Duration Fund	$0		$0		$0		$1,459		$1,967		$1,954
Long Duration Corporate Bond Fund	*		*		0	††††††	*		*		$879	††††††
Ultra Short Duration Bond Fund	$0	††	$0		$0		$37	††	$213		$177
Emerging Markets Debt Fund	$0		$0		$0		$517		$532		$658
Real Return Fund	$0		$0		$0		$182		$149		$130
Dynamic Asset Allocation Fund	$0	†	$0		$0		$85	†	$242		$382
Multi-Asset Real Return Fund	*		0	††††	$0		*		$52	††††	$95

*  Not in operation during such period.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

†††  Commenced operations on April 10, 2012.

††††  Commenced operations on July 29, 2011.

†††††  Commenced operations on February 28, 2013.

††††††  Commenced operations on June 29, 2012.

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to 25 investment companies, including 188 portfolios. As of June 30, 2013, SIMC had approximately $121.96 billion in assets under management.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a Fund.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among the Sub-Advisers, monitors and evaluates Sub-Adviser performance and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. SIMC may invest a portion of the Real Return Fund's assets in government securities, including TIPS. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC and under the supervision of SIMC and the Board, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. Sub-Advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory Fees. For its advisory services, SIMC receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Fund	0.40%
Large Cap Diversified Alpha Fund	0.40%
Large Cap Disciplined Equity Fund	0.40%
Large Cap Index Fund	0.17%
Extended Market Index Fund	0.12%
Strategic U.S. Large Cap Equity Fund	0.40%
Small Cap Fund	0.65%
Small Cap II Fund	0.65%
Small/Mid Cap Equity Fund	0.65%
U.S. Managed Volatility Fund	0.65%
World Equity Ex-US Fund	0.55%
Screened World Equity Ex-US Fund	0.65%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%
Opportunistic Income Fund	0.45%
Core Fixed Income Fund	0.30%
High Yield Bond Fund	0.4875%
Long Duration Fund	0.30%
Long Duration Corporate Bond Fund	0.30%
Ultra Short Duration Bond Fund	0.15%
Emerging Markets Debt Fund	0.85%
Real Return Fund	0.22%
Dynamic Asset Allocation Fund	0.60%
Multi-Asset Real Return Fund	0.55%

SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For the fiscal years ended May 31, 2011, 2012 and 2013, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

	Net Fees Paid (000)						Fees Waived (000)
Fund	2011		2012		2013		2011		2012		2013
Large Cap Fund	$3,612		$3,953		$3,543		$2,280		$2,498		$4,107
Large Cap Diversified Alpha Fund	$1,062		$973		$738		$370		$334		$513
Large Cap Disciplined Equity Fund	$12,847		$11,449		$8,846		$17,250		$15,389		$14,254
Large Cap Index Fund	$243		$380		$221		$720		$1,182		$2,863
Extended Market Index Fund	*		*		$17	†††††	*		*		$17	†††††
Strategic U.S. Large Cap Equity Fund	*		*		*		*		*		*
Small Cap Fund	$5,459		$3,638		$3,780		$1,312		$876		$1,504
Small Cap II Fund	*		$38	†††	$835		*		$10	†††	$331
Small/Mid Cap Equity Fund	$10,367		$10,050		$10,035		$3,530		$3,397		$4,376
U.S. Managed Volatility Fund	$505		$1,166		$2,119		$481		$1,163		$3,928
World Equity Ex-US Fund	$19,098		$19,844		$19,065		$6,089		$5,872		$13,000
Screened World Equity Ex-US Fund	$268		$250		$179		$166		$73		$198
Emerging Markets Equity Fund	*		*		*		*		*		*
Global Equity Fund	*		*		*		*		*		*
Opportunistic Income Fund	$618		$949		$895		$104		$157		$1,246
Core Fixed Income Fund	$7,632		$8,250		$8,471		$10,615		$11,494		$14,366
High Yield Bond Fund	$6,141		$6,484		$5,816		$2,973		$3,109		$4,172
Long Duration Fund	$5,343		$7,110		$5,681		$3,411		$4,694		$6,040
Long Duration Corporate Bond Fund	*		*		$2,461	††††††	*		*		$2,812	††††††
Ultra Short Duration Bond Fund	$109	††	$641		$367		$1	††	$(1)		$164
Emerging Markets Debt Fund	$5,391		$5,564		$5,695		$3,390		$3,477		$5,499

	Net Fees Paid (000)					Fees Waived (000)
Fund	2011		2012		2013	2011		2012		2013
Real Return Fund	$685		$562		$257	$117		$92		$315
Dynamic Asset Allocation Fund	$815	†	$2,342		$652	$203	†	$563		$3,927
Multi-Asset Real Return Fund	*		$361	††††	$497	*		$206	††††	$545

*  Not in operation during such period.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

†††  Commenced operations on April 10, 2012.

††††  Commenced operations on July 29, 2011.

†††††  Commenced operations on February 28, 2013.

††††††  Commenced operations on June 29, 2012.

The Sub-Advisers.

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. Acadian was founded in 1986 and is a subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirect wholly owned subsidiary of Old Mutual plc. Old Mutual plc is a publicly traded company listed on the U.K. and South African stock exchanges.

AJO, LP—AJO, LP ("AJO") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. AJO is wholly owned by its 15 limited partners. Theodore R. Aronson is Managing Principal of AJO.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund and Multi-Asset Real Return Fund (and its Subsidiary). As of June 30, 2013, AllianceBernstein Holding L.P. owned approximately 38.1% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 64.3% economic interest in AllianceBernstein.

ANALYTIC INVESTORS, LLC—Analytic Investors, LLC ("Analytic") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. Analytic was founded in 1970.

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC ("AQR") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Small Cap and Small Cap II Funds. AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. AQR Holdings is a wholly-owned subsidiary of AQR Capital Management Group, L.P. ("AQR LP") which has no activities other than holding the interests of AQR Holdings. Clifford Asness may be deemed to control AQR indirectly through his significant ownership of AQR LP.

ARES MANAGEMENT LLC—Ares Management LLC ("Ares") serves as a Sub-Adviser to a portion of the assets of the Opportunistic Income and High Yield Bond Funds. Ares, a Delaware limited liability company, was founded in 1997 and is privately held. Substantially all of the equity interests in Ares are held indirectly by senior partners of the firm, all of whom are actively involved in Ares' investment activities.

ARTISAN PARTNERS LIMITED PARTNERSHIP—Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Artisan is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a Delaware corporation controlled by

Artisan Investment Corporation, a Wisconsin corporation controlled by Artisan's founders, Andrew and Carlene Ziegler.

ASHMORE INVESTMENT MANAGEMENT LTD—Ashmore Investment Management Ltd ("Ashmore") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Ashmore is an indirectly wholly owned subsidiary of Ashmore Group plc, which was admitted to listing on the London Stock Exchange in October 2006.

BRIGADE CAPITAL MANAGEMENT, LLC—Brigade Capital Management, LLC ("Brigade") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Brigade is a Delaware limited liability company and an SEC-registered investment adviser, and Donald E. Morgan III is the managing partner of Brigade.

BROOKFIELD INVESTMENT MANAGEMENT INC.—Brookfield Investment Management Inc. ("BIM") serves as a Sub-Adviser to a portion of the assets of the Opportunistic Income Fund. BIM, a Delaware corporation, was founded in 1989 and is a wholly owned subsidiary of Brookfield Asset Management Inc., a publicly traded asset management company.

BROWN ADVISORY LLC—Brown Advisory LLC ("Brown Advisory") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Brown Advisory is the principal investment arm of Brown Advisory Management, LLC. Brown Advisory is a limited liability company.

COHEN & STEERS CAPITAL MANAGEMENT, INC.—Cohen & Steers Capital Management, Inc. ("Cohen & Steers") serves as a Sub-Adviser to a portion of the assets of the MARR Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Real Return Fund. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc., a public company (NYSE ticker: CNS). As of June 30, 2013, Martin Cohen and Robert Steers, directors, co-chairmen and co-chief executive officers of the firm, own approximately 26.5% and 27.2% of Cohen & Steers Inc.'s common stock and voting rights, respectively. The remainder is held by other Cohen & Steers employees and the public.

DECLARATION MANAGEMENT & RESEARCH LLC—Declaration Management & Research LLC ("Declaration") serves as a Sub-Adviser to a portion of the assets of the Opportunistic Income Fund. Declaration Management & Research is a SEC-registered investment adviser located in Boston, Massachusetts and was formed in 1989. The firm is a Manulife Asset Management company, indirectly wholly owned by John Hancock Life Insurance Company (U.S.A.), a unit of Manulife Financial Corporation.

DELAWARE INVESTMENTS FUND ADVISERS, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST—Delaware Investments Fund Advisers ("DIFA"), a series of Delaware Management Business Trust ("DMBT"), serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. Subadvisory services were transitioned from Delaware Management Company ("DMC") to DIFA, an affiliate of DMC and a series of DMBT, in May 2013. DMBT is a subsidiary of Delaware Management Holdings, Inc. ("DMHI"). DMHI is a subsidiary and subject to the ultimate control of Macquarie Group, Limited ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds, the repayment of capital from the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds or any particular rate of return.

EARNEST PARTNERS LLC—EARNEST Partners LLC ("EARNEST") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. EARNEST, a

Delaware limited liability company, was founded in 1998 and registered with the SEC in 1999. EARNEST is employee-owned, with Paul E. Viera holding a controlling interest in the firm.

FIDUCIARY MANAGEMENT ASSOCIATES, LLC—Fiduciary Management Associates, LLC ("FMA") serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. FMA is an independent employee-owned firm. Approximately two-thirds of the firm's equity is woman- and minority-owned. FMA was founded in October 1980 and has been 100% employee-owned since 2002. In addition to the Small Cap II Fund, FMA also manages separate account portfolios for a national client base that includes corporate pension funds, foundations and endowments, and public pension funds. As of July 31, 2013, FMA had approximately $1.5 billion under management.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC—Guggenheim Partners Investment Management, LLC ("GPIM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. GPIM is an investment adviser registered with the SEC.

INCOME RESEARCH & MANAGEMENT—Income Research & Management ("IR+M") serves as a Sub-Adviser to a portion of the assets of the Long Duration and Long Duration Corporate Bond Funds. IR+M is a Massachusetts business trust founded in 1987. IR+M was incorporated as Income Research & Management, Inc. from inception through December 2003. In December 2003, Income Research & Management, Inc. merged into IR&M Holdings LLC, and IR&M Holdings LLC merged into IR&M Holdings Business Trust. In January 2004, IR&M Holdings Business Trust changed its name to Income Research & Management. IR+M has been 100% privately owned since its inception in 1987 and remains so today. IR+M's three Managing Principals, Jack Sommers, John Sommers and Bill O'Malley, as well as Ed Ingalls, the Director of Credit Research, each own more than 5% of the firm.

INTECH INVESTMENT MANAGEMENT LLC—INTECH Investment Management LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Janus Capital Group Inc. indirectly owns approximately 97% of INTECH, and the remainder of INTECH is owned by its current and former employees. INTECH was founded in 1987.

INTEGRITY ASSET MANAGEMENT, LLC—Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Integrity was founded in 2003 and is a wholly owned subsidiary of Munder Capital Management.

INVESTEC ASSET MANAGEMENT US LTD.—Investec Asset Management US Ltd. ("Investec") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Investec, a private limited company, was founded and registered with the SEC in 1991, under the name of Guinness Flight Investment Management Ltd., a subsidiary of Guinness Flight Hambro. Investec Asset Management Ltd. acquired Guinness Flight Hambro in 1998 and Guinness Flight Investment Management Ltd. was renamed Investec Asset Management US Ltd. in 2000. Investec is a wholly-owned subsidiary of Investec Asset Management Ltd., which is authorized by the UK Financial Conduct Authority and is also SEC-registered. Investec Asset Management Ltd. is a wholly-owned subsidiary of Investec plc.

JANUS CAPITAL MANAGEMENT LLC—Janus Capital Management LLC ("Janus") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser to separately-managed accounts and mutual funds as well as commingled pools or private funds and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

JENNISON ASSOCIATES LLC—Jennison Associates LLC ("Jennison") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment advisor founded in 1969. Jennison, a Delaware limited liability company, is a direct, wholly owned subsidiary of

Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

JO HAMBRO CAPITAL MANAGEMENT LIMITED—JO Hambro Capital Management Limited ("JOHCM") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. JOHCM was founded in 1993 and is a private company in England and Wales under no. 2176004. JOHCM was launched in 1993. JOHCM is an independently managed investment management boutique.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Core Fixed Income and High Yield Bond Funds. JPMIM is a registered investment adviser and an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

LEE MUNDER CAPITAL GROUP, LLC—Lee Munder Capital Group, LLC ("LMCG") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. LMCG was founded in 2000. As of July 21, 2009, City National Corporation ("CNC"), the parent company of City National Bank, holds a majority interest in Lee Munder. Lee Munder is an affiliate of Convergent Capital Management LLC, the Chicago-based asset management holding company that CNC acquired in 2003.

LEGAL & GENERAL INVESTMENT MANAGEMENT AMERICA INC.—Legal & General Investment Management America Inc. ("LGIMA") serves as a Sub-Adviser to a portion of the assets of the Long Duration and Long Duration Corporate Bond Funds. LGIMA, a Delaware corporation, was established in 2006 as a wholly owned subsidiary of Legal & General Investment Management (Holdings) Ltd., which is a subsidiary of Legal & General Group plc, a publicly-traded (FTSE) company. LGIMA registered with the SEC in 2009.

LOGAN CIRCLE PARTNERS, L.P.—Logan Circle Partners, L.P. ("Logan Circle") serves as a Sub-Adviser to a portion of the assets of the Ultra Short Duration Bond and Long Duration Corporate Bond Funds. Logan Circle, a Pennsylvania limited partnership, was founded and registered with the SEC in 2007. Logan Circle is an indirect wholly owned subsidiary of Fortress Investment Group LLC ("Fortress"), a publicly traded company (NYSE: FIG) and a leading global investment management firm. There are no 25% or greater shareholders of Fortress.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1994. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns an interest in LSV.

McKINLEY CAPITAL MANAGEMENT, LLC—McKinley Capital Management, LLC ("McKinley Capital") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. McKinley Capital Management, Inc. was established in 1990 by Robert B. Gillam. Through a reorganization, which concluded on November 5, 2008, McKinley Capital Management, Inc., an Alaska corporation, became McKinley Capital, a single member managed Delaware limited liability company. McKinley Capital is wholly owned by a holding company, McKinley Capital Management, Inc., which is a Delaware corporation.

METROPOLITAN WEST ASSET MANAGEMENT LLC—Metropolitan West Asset Management LLC ("MetWest") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds. MetWest, founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc.

NFJ INVESTMENT GROUP LLC—NFJ serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. NFJ, a Delaware limited liability company founded in 1989, which is a wholly-owned subsidiary of Allianz Global Investors U.S. LLC, which is a subsidiary of Allianz Asset Management of America, L.P., which is indirectly owned by Allianz SE.

OPPENHEIMERFUNDS, INC.—OppenheimerFunds, Inc. ("OppenheimerFunds") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. OppenheimerFunds has been an investment adviser since 1960. OppenheimerFunds is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. QMA is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a wholly owned subsidiary of Prudential Asset Management Holding Company, LLC, which in turn is wholly owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company that was formed in 2003.

ROBECO INVESTMENT MANAGEMENT, INC.—Robeco Investment Management, Inc. ("RIM") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. RIM is a wholly owned subsidiary of the Dutch investment management firm Robeco Group N.V., which in turn is 100% owned by Cooperative Centrale Raiffeisen Boerenleenbank B.A. (also known as Rabobank).

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED—Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. Security Capital is an indirect, 100% owned subsidiary of J.P. Morgan Chase & Co.

SSgA FUNDS MANAGEMENT, INC.—SSgA Funds Management, Inc. ("SSgA FM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Index Fund, Extended Market Index Fund, and Dynamic Asset Allocation Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street.

STONE HARBOR INVESTMENT PARTNERS LP—Stone Harbor Investment Partners LP ("Stone Harbor") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Stone Harbor is a Delaware limited partnership founded in 2005 and is 100% employee-owned.

THORNBURG INVESTMENT MANAGEMENT INC—Thornburg Investment Management Inc ("TIM") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. TIM was incorporated in Delaware in 1982 and is an independent, employee-owned organization. Currently, thirty-eight of the firm's professionals (approximately 15% of the firm's employees) share in the ownership of the firm. With the exception of H. Garrett Thornburg, Chairman, and Brian J. McMahon, CEO and President, Managing Directors own less than 5% of the firm.

TIMBERLINE ASSET MANAGEMENT LLC—Timberline Asset Management LLC ("Timberline") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. Timberline, a Delaware limited liability company, was founded in 2006 and registered with the SEC in 2007. Timberline is an affiliate of Stifel Financial Corp. ("Stifel"), a public company traded on the New York Stock Exchange, and is 65% owned by Thomas Weisel Asset Management LLC ("TWAM") and 35% owned by employees. TWAM is a wholly owned subsidiary of Thomas Weisel Partners Group, Inc., which is in turn a wholly owned subsidiary of Stifel. No shareholder holds 25% or more of Stifel.

TOCQUEVILLE ASSET MANAGEMENT LLC—Tocqueville Asset Management LP ("TAM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. TAM, a limited partnership incorporated in the state of Delaware, was founded in 1985 and registered with the SEC in 1990. TAM is an independent, employee-owned firm, with its general partner Tocqueville Management Corporation ("TMC") owning 45% of the limited partnership. François Sicart, Chairman of TAM, and Robert Kleinschmidt, President of TAM are the owners of TMC. Employees and family members of employees of TAM own the remaining 55% share as limited partners.

WADDELL & REED INVESTMENT MANAGEMENT CO—Waddell & Reed Investment Management Co ("WRIMCO") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. WRIMCO, a subsidiary of Waddell & Reed, Inc., which is a subsidiary of Waddell and Reed Financial Services, Inc., which in turn is a subsidiary of Waddell and Reed Financial, Inc. ("WDR"), is incorporated in the state of Kansas and was founded and registered with the SEC in 1991. WRIMCO has several affiliations and subsidiaries, all of which are wholly-owned by parent companies. There are no principal owners of the public company with greater than 25% ownership.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

WELLS CAPITAL MANAGEMENT INCORPORATED—Wells Capital Management Incorporated ("WellsCap") serves as a Sub-Adviser to the Core Fixed Income Fund. WellsCap became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

WESTEND ADVISORS, LLC—WestEnd Advisors, LLC ("WestEnd") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Diversified Alpha Funds. WestEnd, founded in 2004, is an independent investment advisory firm structured as a limited liability corporation. WestEnd is 100% owned by employees.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset Limited is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

WILLIAM BLAIR & COMPANY L.L.C.—William Blair & Company L.L.C. ("William Blair") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. William Blair, founded in 1935, is a limited liability company, 100% indirectly owned by its employees. The legal structure is a limited liability company, 100% owned by WBC Holdings, L.P., a limited partnership.

Sub-Advisory Fees. For the fiscal years ended May 31, 2011, 2012 and 2013, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers.

	Fees Paid (000)					Fee Waivers (000)
Fund	2011		2012	2013		2011		2012		2013
Large Cap Fund	$2,810		$3,191	$2,974		$0		$0		$0
Large Cap Diversified Alpha Fund	$821		$928	$710		$0		$0		$0
Large Cap Disciplined Equity Fund	$10,553		$11,727	$8,719		$0		$0		$0
Large Cap Index Fund	$57		$123	$177		$0		$0		$0
Extended Market Index Fund	*		*	$16	†††††	*		*		$0	†††††
Strategic U.S. Large Cap Equity Fund	*		*	*		*		*		*
Small Cap Fund	$4,823		$3,867	$3,461		$0		$0		$0
Small/Mid Cap Equity Fund	$9,490		$10,370	$8,741		$0		$0		$0
Small Cap II Fund	*		$142 †††	$766		*		$0	†††	$0
	Fees Paid (000)					Fee Waivers (000)
Fund	2011		2012	2013		2011		2012		2013
U.S. Managed Volatility Fund	$347		$610	$985		$0		$0		$0
World Equity Ex-US Fund	$13,492		$18,722	$18,377		$0		$0		$0
Screened World Equity Ex-US Fund	$164		$176	$164		$0		$0		$0
Emerging Markets Equity Fund	*		*	*		*		*		*
Global Equity Fund	*		*	*		*		*		*
Opportunistic Income Fund	$271		$563	$767		$0		$0		$0
Core Fixed Income Fund	$6,204		$8,649	$7,902		$0		$0		$0
High Yield Bond Fund	$5,500		$6,831	$5,718		$0		$0		$0
Long Duration Fund	$3,782		$6,580	$5,118		$0		$0		$0
Long Duration Corporate Bond Fund	*		$353	$2,289	††††††	*		*		$0	††††††
Emerging Markets Debt Fund	$4,381		$5,721	$5,388		$0		$0		$0
Real Return Fund	$325		$323	$219		$0		$0		$0
Dynamic Asset Allocation Fund	$683	†	$1,861	$457		$0	†	$0		$0
Ultra-Short Duration Bond Fund	$82	††	$483	$353		$0	††	$0	††	$0
Multi-Asset Real Return Fund	*		$388	$422		*		$0	††††	$0

*  Not in operation during such period.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

†††  Commenced operations on April 10, 2012.

††††  Commenced operations on July 29, 2011.

†††††  Commenced operations on February 28, 2013.

††††††  Commenced operations on June 29, 2012.

For the fiscal years ended May 31, 2011, 2012 and 2013, the following table shows: (i) the dollar amount of fees paid to LSV, which is an affiliate of SIMC, by SIMC; and (ii) the dollar amount of LSV's voluntary fee waivers.

	Fees Paid (000)			Fee Waivers (000)
Fund	2011	2012	2013	2011	2012	2013
Large Cap Fund	$318	$429	$385	$0	$0	$0
Small Cap Fund	$366	$250	$247	$0	$0	$0
Small/Mid Cap Equity Fund	$874	$1,085	$972	$0	$0	$0
U.S. Managed Volatility Fund	$66	$582	$1,022	$0	$0	$0

Portfolio Management.

SIMC

Compensation. SIMC compensates each portfolio manager for his management of the High Yield Bond, Real Return, Dynamic Asset Allocation or Multi-Asset Real Return Funds. Each portfolio manager's compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Thirty percent of each portfolio manager's compensation is tied to the corporate performance of SEI, as measured by the earnings per share earned for a particular year. This is set at the discretion of SEI and not SIMC. Seventy percent of each portfolio manager's compensation is based upon various performance factors, including the portfolio manager's performance versus a proxy, global balanced portfolio over the past one, two and three years (50% weighted to one year; 25% to each of the others). The performance factor is based upon a target out-performance of the global balanced portfolio. Another key factor is the portfolio manager's team objectives, which relate to key measurements of execution efficiency (i.e., equitization efficiency, hedging efficiency, trading efficiency, etc.). A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares. As of May 31, 2013, the portfolio managers beneficially owned shares of the High Yield Bond, Real Return, Dynamic Asset Allocation or Multi-Asset Real Return Fund through their 401(k) plans, as follows:

Portfolio Manager	Dollar Range of Fund Shares
David S. Aniloff	$1-10,000
Derek Papastrat	None
James Smigiel	None
Sean Simko	None

Other Accounts. As of May 31, 2013, in addition to the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
David S. Aniloff	23	$1.523	0	$0	0	$0
Derek Papastrat	12	$1.350	0	$0	0	$0
James Smigiel	18	$5.951	1	$182	26	$3.359
Sean Simko	3	$0.032	2	$3	3,100	$4.01

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of registered investment companies other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds' investments. The other accounts might have similar investment objectives as the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Because of their positions with the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds, the portfolio managers know the size, timing and possible market impact of High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds, such an approach might not be suitable for the High Yield Bond, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds given their investment objectives and related restrictions.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2013.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

Ownership of Fund Shares. As of May 31, 2013, Acadian's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts. As of May 31, 2013, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
John R. Chisholm	10		$5,389	62		$13,127	135		$39,387
	1	*	$1,392	7	*	$1,213	17	*	$8,204
Asha Mehta	10		$5,389	62		$13,127	135		$39,387
	1	*	$1,392	7	*	$1,213	17	*	$8,204

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

The investment professionals listed above function as part of a core equity team of 17 portfolio managers and are not segregated along product lines or by client type. The portfolio managers shown here worked on all core-equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the World Equity Ex-US and Screened World Equity Ex-US Funds, which may have different investment guidelines and objectives. In addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the World Equity Ex-US and Screened World Equity Ex-US Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Equity Ex-US and Screened World Equity Ex-US Funds, may track the same benchmarks or indexes as the World Equity Ex-US and Screened World Equity Ex-US Funds track and may sell securities that are eligible to be held, sold or purchased by the World Equity Ex-US and Screened World Equity Ex-US Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the World Equity Ex-US and Screened World Equity Ex-US Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the World Equity Ex-US and Screened World Equity Ex-US Funds.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds as set forth in the investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. The following information relates to the period ended May 31, 2013.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses. Each calendar year-end, the managing partner of AJO, in consultation with the other senior partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation.

Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Ownership of Fund Shares. As of the end of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds.

Other Accounts. As of May 31, 2013, in addition to the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds, AJO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Theodore R. Aronson, CFA, CIC; Stefani Cranston, CFA, CPA; Gina Marie N. Moore, CFA; Martha E. Ortiz, CFA, CIC; Gregory J. Rogers, CFA; R. Brian Wenzinger, CFA; and Christopher J.W. Whitehead, CFA	15		$3,863.75	15		$2,834.34	107		$15,362.80
	1	*	$124.95	1	*	$101.89	50	*	$5,976.09

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. AJO's portfolio managers' management of the other accounts referenced above may give rise to potential conflicts of interest in connection with their management of the investments of Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds alongside other accounts. The other accounts managed by AJO's portfolio managers include those referenced above. The other accounts might have similar investment objectives as the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds, or hold, purchase or sell securities that are eligible to be held, purchased or sold by Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise because AJO's portfolio managers know the size, timing and possible market impact of Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds trades. It is possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO's portfolio managers' management of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of other accounts than from the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds, such securities might not be suitable for the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds given their investment objectives and related restrictions.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund and Multi-Asset Real Return Fund (and its Subsidiary) as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund and Multi-Asset Real Return Fund (and its Subsidiary). The following information relates to the period ended May 31, 2013.

The firm's compensation program for portfolio managers and research analysts is designed to align with clients' interests, emphasizing each professional's ability to generate long-term investment success for our clients, including shareholders of the Fund. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Both portfolio managers and research analysts receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount and allocation of contributions to the 401(k) plan are determined at the sole discretion of the firm. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain our best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance over a multi-year period. Qualitative factors are driven by contributions to the investment process and client success. These components differ for each group.

For portfolio managers, the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers (CIOs), who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

For research analysts, the most important quantitative input is their impact on investment returns. AllianceBernstein performs detailed attribution analysis of all portfolios and track each analyst's contribution to that performance.

The firm also focuses on the analysts' effectiveness in ranking their stocks on an expected relative-return basis, evaluating whether the stocks they recommended as investment candidates actually outperformed over a one- and three-year period, with the three-year record carrying the most weight.

Qualitative factors are driven by research quality, the analyst's communication effectiveness, team contributions and overall productivity. Research quality is determined by the depth of company and industry knowledge, the level of attentiveness to forecasts and market movements, and capacity for generating differentiated research insights. Each analyst's ability to effectively communicate research recommendations and involvement in building the firm's research capabilities by recruiting and mentoring newer analysts are also important factors.

AllianceBernstein emphasizes four behavioral competencies—relentlessness ingenuity, team orientation and accountability—that support our mission to be the most trusted advisor to our clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of May 31, 2013, AllianceBernstein's portfolio managers did not beneficially own any shares of the Small Cap, Small Cap II, Small/Mid Cap Equity or Multi-Asset Real Return Funds.

Other Accounts. As of May 31, 2013, in addition to the Small Cap, Small Cap II, Small/Mid Cap Equity and Multi-Asset Real Return Funds, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Bruce K. Aronow, CFA	31	$4,029	30	$174	28		$3,508
	0	$0	0	$0	3	*	$378
N. Kumar Kirpalani, CFA	30	$4,003	29	$171	28		$3,392
	0	$0	0	$0	3	*	$378
Samantha S. Lau, CFA	30	$4,003	29	$171	28		$3,392
	0	$0	0	$0	3	*	$378
Wen-Tse Tseng	30	$4,003	29	$171	28		$3,392
	0	$0	0	$0	3	*	$378
Jon Ruff, CFA**	2	$741	1	$24	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The investment professional team that manages the Small Cap, Small Cap II, Small/Mid Cap Equity and Multi-Asset Real Return Funds has responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has received an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. The following information relates to the period ended May 31, 2013.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually upon analysis of information from the prior calendar year. Profit incentives are allocated on an annual basis. Analytic has granted equity interests to each employee of the firm. These equity interests entitle the employee to a certain share of Analytic's net operating income (which is net of compensation expenses, including variable compensation) at year end. No single individual can hold more than 20% of the equity interests issued by Analytic and, in the aggregate, 60% of the equity interests issued will be held by investment team personnel.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds.

Other Accounts. As of May 31, 2013, in addition to the Large Cap Disciplined Equity and U.S. Managed Volatility Funds, Analytic's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Harindra de Silva, Ph.D.	6	$1,074.07	20		$1,428.50	26		$3,599.04
	0	$0	2	*	$136.63	4	*	$299.02
Dennis Bein	4	$863.06	18		$1,396.64	26		$3,479.01
	0	$0	2	*	$136.63	4	*	$299.02
Ryan Brown	2	$289.85	3		$240.00	20		$2,845.73
	0	$0	1	*	$135.20	2	*	$263.84

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Analytic's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Analytic's portfolio managers include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The other accounts might have similar investment objectives as the Large Cap Disciplined Equity and U.S. Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. Because of their positions with the Large Cap Disciplined Equity and U.S. Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of Large Cap Disciplined Equity and U.S. Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap Disciplined Equity and U.S. Managed Volatility Funds, such securities might not be suitable for the Large Cap Disciplined Equity and U.S. Managed Volatility Funds given their investment objectives and related restrictions.

AQR

Compensation. SIMC pays AQR a fee based on the assets under management of the Large Cap, Small Cap and Small Cap II Funds as set forth in an investment sub-advisory agreement between AQR and SIMC. AQR pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Small Cap and Small Cap II Funds. The following information relates to the period ended May 31, 2013.

As Principals of AQR, AQR's portfolio managers are compensated in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds and accounts managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Ownership of Fund Shares. As of the end of the Large Cap, Small Cap and Small Cap II Funds' most recently completed fiscal year, AQR's portfolio managers did not beneficially own any shares of the Large Cap, Small Cap or Small Cap II Funds.

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Clifford Asness, Ph.D.	31		$15.84	68		$17.23	71		$27.34
	4	*	$2.95	29	*	$7.66	19	*	$7.83
Jacques Friedman	29		$10.83	49		$12.48	95		$36.12
	3	*	$2.85	21	*	$5.45	26	*	$9.12
Ronen Israel	24		$9.17	53		$13.68	66		$26.93
	1	*	$0.054	22	*	$5.16	17	*	$7.95
Lars Nielsen	27		$9.74	68		$14.42	76		$31.02
	2	*	$0.281	29	*	$6.19	19	*	$7.85

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the Large Cap, Small Cap and Small Cap II Funds, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Large Cap, Small Cap and Small Cap II Funds can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Large Cap, Small Cap and/or Small Cap II Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Large Cap, Small Cap and/or Small Cap II Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Large Cap, Small Cap and/or Small Cap II Funds. Because of their positions with the Large Cap, Small Cap and Small Cap II Funds, the portfolio managers know the size, timing and possible market impact of the Large Cap, Small Cap and Small Cap II Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Small Cap and/or Small Cap II Funds.

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Large Cap, Small Cap and/or Small Cap II Funds and other accounts managed by AQR, but may not be available in sufficient quantities for the Large Cap, Small Cap and/or Small Cap II Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Large Cap, Small Cap and/or Small Cap II Funds and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Large Cap, Small Cap and/or Small Cap II Funds and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Large Cap, Small Cap and/or Small Cap II Funds will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Large Cap, Small Cap and/or Small Cap II Funds from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Large Cap, Small Cap and/or Small Cap II Funds.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Large Cap, Small Cap and Small Cap II Funds and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Ares

Compensation. SIMC pays Ares a fee based on the assets under management of the Opportunistic Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between Ares and SIMC. Ares pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Opportunistic Income and High Yield Bond Funds. The following information relates to the period ended May 31, 2013.

Among other Ares partners and owners, Mr. Brufsky receives a share of Ares' net income that is distributed to the parent company annually. Messrs. Cascella's and Leupp's performance is reviewed by Mr. Brufsky and other members of management and their compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The annual performance of each investment professional's recommendations is also compared to the performance of the underlying portfolio securities within their areas of industry coverage for the year in review. While compensation varies across the firm depending on the experience level and responsibility, investment professionals' compensation is composed of a fixed base salary as well as an annual bonus. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares. As of the end of the Opportunistic Income and High Yield Bond Funds' most recently completed fiscal year, Ares' portfolio managers did not beneficially own any shares of the Opportunistic Income or High Yield Bond Funds.

Other Accounts. As of June 30, 2013, in addition to the Opportunistic Income and High Yield Bond Funds, Ares' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ares Management Team (Seth Brufsky, Americo Cascella and John Leupp)	5	$985.77	37		$16,307.68	28		$7,847.48
	0	$0	29	*	$14,800.20	16	*	$5,136.78

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Ares' portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Opportunistic Income or High Yield Bond Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Opportunistic Income or High Yield Bond Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Opportunistic Income or High Yield Bond Funds. Ares does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares' portfolio managers' day-to-day management of the Opportunistic Income and High Yield Bond Funds. Because of their positions with the Opportunistic Income and High Yield Bond Funds, the portfolio managers know the size, timing and possible market impact of the Opportunistic Income and High Yield Bond Fund trades. It is possible that Ares' portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Opportunistic Income or High Yield Bond Funds. However, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares' portfolio managers' management of the Opportunistic Income and High Yield Bond Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Opportunistic Income or High Yield Bond Funds. This conflict of interest may be exacerbated to the extent that Ares or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the Opportunistic Income or High Yield Bond Funds. Notwithstanding this potential conflict of interest, it is Ares' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares' portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Opportunistic Income or High Yield Bond Funds, such securities might not be suitable for the Opportunistic Income or High Yield Bond Funds given their investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended May 31, 2013.

Artisan portfolio managers are compensated through a fixed base salary or similar payment and a subjectively-determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategies, including the Small Cap Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio managers' interests more closely with the long-term interests of clients.

Artisan portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried associates of the firm. All of Artisan's portfolio managers have or are expected to have, over a reasonable time, limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of May 31, 2013, in addition to the Small Cap Fund, Messrs. Satterwhite, Kieffer, Sertl and Kane were responsible for the day-to-day management of certain other accounts. These accounts are as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Scott C. Satterwhite	7	$15,306	7	$743.0	35		$3,624
	0	$0	0	$0	1	*	$96.2
James C. Kieffer	7	$15,306	7	$743.0	35		$3,624
	0	$0	0	$0	1	*	$96.2
George O. Sertl, Jr.	7	$15,306	7	$743.0	35		$3,624
	0	$0	0	$0	1	*	$96.2
Daniel L. Kane	7	$15,306	7	$743.0	35		$3,624
	0	$0	0	$0	1	*	$96.2

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Artisan's U.S. value investment team, led by Scott C. Satterwhite, James C. Kieffer, George O. Sertl, Jr. and Daniel L. Kane, manages portfolios for multiple clients (Messrs. Satterwhite, Kieffer, Sertl and Kane manage portfolios for multiple clients within three investment strategies—small cap value, mid cap value and value equity). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Small Cap Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each Artisan strategy, including the Small Cap Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment team benefit all clients within the particular strategy. Artisan's administrative and operational personnel divide their time among services to the Small Cap Fund and other client accounts.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner.

To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including the Small Cap Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan does not permit investment by client accounts or persons covered by Artisan's Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Small Cap Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan's investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan's investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team's order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan's proprietary accounts, if any), may be included in an aggregated trade with client accounts. The trader strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Small Cap Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts: (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan's proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

There also may be instances where a particular security is held by more than one investment strategy ("cross holdings") due to the overlap of their investment universes. "Same way" transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan's written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and are included in Artisan's compliance program.

Short Selling. Artisan has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client's account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan has an obligation to seek best execution for clients—that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan's investment decisions for the benefit of its clients. Subject to Artisan's duty to seek best execution, selection of brokers is affected by Artisan's receipt of research services.

Client commissions are used: (i) to acquire third party research, including the eligible portion of certain "mixed use" research products; and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers' traders and analysts, access to conferences and company managements and the provision of market information.

When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker or dealer or electronic communication network ("ECN") that will provide it with research products or services. However, Artisan chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Small Cap Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

A number of Artisan's clients, including the Small Cap Fund, participate in commission recapture arrangements, pursuant to which Artisan is directed to use or otherwise cause commissions to be paid to one or more of a client's designated commission recapture brokers subject to Artisan's duty to seek best execution. Those client directions generally require that Artisan execute transactions generating a target percentage of commissions paid by the client's account with one or more of the client's recapture brokers. Artisan tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm's investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets as well as continued downward pressure on commission rates, most of the largest broker or dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan has adopted written procedures with respect to soft dollars and commission recapture.

Proprietary and Personal Investments and Code of Ethics. Artisan's proprietary investments and personal investments by Artisan personnel ("proprietary accounts") also may present potential conflicts of interest with Artisan's clients, including the Small Cap Value Fund. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan's clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan's Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan's current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days. Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds typically have their own policies and procedures related to short-term trading activity.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan's compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics prohibits the purchase and sale of securities to and from client accounts. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan's clients.

Fees. Like the fees Artisan receives from SIMC for its services as a Sub-Adviser to the Small Cap Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on Artisan's actual performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of May 31, 2013, Artisan had four separate accounts with performance-based fees encompassing all of its investment strategies. One of the separate accounts with performance-based fees is in Artisan's U.S. small cap value strategy. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan believes that potential conflict is effectively controlled by Artisan's procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Ashmore

Compensation. SIMC pays Ashmore a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Ashmore and SIMC. Ashmore pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2013.

Ashmore's investment professionals are compensated by fixed annual salaries as well as by performance-based annual bonuses determined at the discretion of Ashmore's Awards Committee and, in the case of the Chief Executive, by the Parent's Remuneration Committee, which involves a thorough and ongoing assessment of the individual's performance and contribution to Ashmore's pre-tax profitability. This assessment is performed on a continuous basis and is also part of a formal annual review. Ashmore's investment professionals may also be granted access to equity in the business through shares, equity options and other earned-in mechanisms. The reference period for bonuses is a single year, ending each 30th of June.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, none of Ashmore's investment professionals beneficially owned any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2013, in addition to the Emerging Markets Debt Fund, Ashmore's Investment Committee was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Investment Committee: Mark Coombs, Ricardo Xavier, Herbert Saller, and Robin Forrest	8	$1,437,485,258	46		$23,457,154,266	66		$48,715,556,202
	0	$0	11	*	$8,522,951,176	8	*	$1,767,699,270

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Ashmore's management of other accounts may give rise to potential conflicts of interest in connection with its management of the Emerging Markets Debt Fund's investments, on the one hand, and the investments of other accounts, on the other. The other accounts managed by Ashmore's investment professionals include other pooled emerging markets funds. The other accounts might have similar investment objectives to the Emerging Markets Debt Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt Fund. While Ashmore's management of other accounts may give rise to the following potential conflicts of interest, Ashmore does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Ashmore believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ashmore's day-to-day management of the Emerging Markets Debt Fund. Because of their position with the Emerging Markets Debt Fund, Ashmore's investment professionals know the size, timing, and possible market impact of Emerging Markets Debt Fund trades. It is theoretically possible that Ashmore's investment professionals could use this information to the advantage of other accounts they manage and to the possible detriment of the Emerging Markets Debt Fund. However, Ashmore has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ashmore's management of the Emerging Markets Debt Fund and other accounts, which, in theory, may allow them to aggregate and allocate investment opportunities in a way that could favor other accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Ashmore's investment professionals receive, or expect to receive, greater compensation from their management of the other accounts than from the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is Ashmore's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ashmore has adopted policies and procedures reasonably designed to aggregate and allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ashmore may decide to buy securities for one or more other accounts that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such securities might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

Brigade

Compensation. SIMC pays Brigade a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Brigade and SIMC. Brigade pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the High Yield Bond Fund. Brigade's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended May 31, 2013.

Brigade's compensation of Donald E. Morgan, III, the portfolio manager, includes a fixed monthly payment and incentive components. It is expected that Mr. Morgan will receive an incentive payment based from other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by Mr. Morgan can, and typically will, represent a significant portion of Mr. Morgan's overall compensation and can vary significantly from year to year.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, Brigade's portfolio manager did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2013, including the High Yield Bond Fund, Brigade's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Donald E. Morgan III	3	$975.4	28		$10,206.6	16		$3,203.9
	0	$0	13	*	$8,652.2	3	*	$528.8

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the High Yield Bond Fund, which may have different investment guidelines and objectives. In addition to the High Yield Bond Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts.

In particular, this conflict of interest may arise as a result of Brigade's management of the High Yield Bond Fund and other accounts, which, in theory, may allow Brigade to allocate investment opportunities in a way that favors other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Brigade or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the High Yield Bond Fund.

Brigade (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the High Yield Bond Fund. To the extent a particular investment is suitable for both the High Yield Bond Fund and the other accounts, such investments will be allocated between the High Yield Bond Fund and the other accounts in a manner that Brigade determines is fair and equitable under the circumstances to all clients, including the High Yield Bond Fund.

To address and manage these potential conflicts of interest, Brigade has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

BIM

Compensation. SIMC pays BIM a fee based on the assets under management of the Opportunistic Income Fund as set forth in an investment sub-advisory agreement between BIM and SIMC. BIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Opportunistic Income Fund. The following information relates to the period ended May 31, 2013.

BIM employees are compensated through a market-competitive base salary and a discretionary performance bonus. Compensation for executives is dependent on a number of inputs, including investment performance, asset retention, new product development and general management. The determination of individual bonus payment and salary raises is predicated on individual merit and relative contribution to the firm.

Ownership of Portfolio Shares. As of the end of the Opportunistic Income Fund's most recently completed fiscal year, BIM's portfolio manager did not beneficially own any shares of the Opportunistic Income Fund.

Other Accounts. As of May 31, 2013, in addition to the Opportunistic Income Fund, BIM's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Michelle L. Russell-Dowe	5	$2,090	3		$129.85	16		$3,200
	0	$0	1	*	$31.3	1	*	$628.3

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. BIM's portfolio manager's management of "Other Accounts" may give rise to potential conflicts of interest in connection with her management of the Opportunistic Income Fund's investments, on the one hand, and the investments of the Other Accounts, on the other.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. BIM or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

BIM has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for BIM and the individuals that it employs. For example, BIM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. BIM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

Brown Advisory

Compensation. SIMC pays Brown Advisory a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Brown Advisory and SIMC. Brown Advisory pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2013.

The portfolio manager of the Sub-Adviser receives a compensation package that includes a base salary and a variable incentive bonus. A portfolio manager who is also a member of Brown Advisory's management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors, including, but not limited to, performance, client satisfaction and service and the profitability of Brown Advisory's business. When evaluating a portfolio manager's performance, the firm compares the pre-tax performance of a portfolio manager's accounts to a relative broad-based market index over a trailing one-, three-, and five-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior one-, three- and five-year periods.

Accounts managed in the large-cap growth equity strategy are typically compared to the Russell 1000 Growth Index.

All portions of a portfolio manager's compensation package are paid by Brown Advisory and not by any client account.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, Brown Advisory's portfolio manager did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2013, in addition to the Large Cap Fund, Brown Advisory's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Kenneth M. Stuzin, CFA	10	$5,499.79	7	$2,430.48	614		$6,275.05
	0	$0	0	$0	7	*	$640.37

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Sub-Adviser may seek to manage such competing interests by: (i) having a portfolio manager focus on a particular investment discipline; (ii) utilizing a quantitative model in managing accounts; and/or (iii) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

Brown Advisory also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Large Cap Fund may abuse their fiduciary duty to the Large Cap Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Large Cap Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Brown Advisory has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

Declaration

Compensation. SIMC pays Declaration a fee based on the assets under management of the Opportunistic Income Fund as set forth in an investment sub-advisory agreement between Declaration and SIMC. Declaration pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Opportunistic Income Fund. The following information relates to the period ended June 30, 2013.

Declaration has designed its compensation plan to enable the company to effectively attract and retain top talent, as well as to incentivize investment professionals to deliver consistent value added performance for the company's clients and partners through world-class investment products and solutions.

Investment professionals are compensated with a combination of base salary, short-term and long-term incentives. Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills. Short-term incentives take the form of annual cash awards. Target awards are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. For long-term incentives, all investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a deferred incentive plan. One hundred percent of the eligible awards are invested in the strategies managed by the team/investment professional as well as other Manulife Asset Management strategies.

Investment professionals that are considered officers of Manulife Financial receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Ownership of Portfolio Shares. As of the end of the Opportunistic Income Fund's most recently completed fiscal year, Declaration's portfolio managers did not beneficially own any shares of the Opportunistic Income Fund.

Other Accounts. As of June 30, 2013, in addition to the Opportunistic Income Fund, Declaration's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Bond Griffin, CFA	0	$0	1		$234	3		$522
	0	$0	1	*	$234	1	*	$108
Peter M. Farley, CFA	3	$1,924	9		$859	3		$976
	0	$0	1	*	$234	1	*	$108

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Declaration's and the portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Opportunistic Income Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include registered investment companies, other pooled investment vehicles and various institutional clients. Any such conflict of interest may be exacerbated to the extent that Declaration or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Opportunistic Income Fund.

Declaration and the portfolio managers may invest for other accounts in debt obligations that would be appropriate for the Opportunistic Income Fund and have no duty, in making such investments, to act in a way that is favorable to the Opportunistic Income Fund or investors in the Opportunistic Income Fund. Such investments may be different from those made on behalf of the Opportunistic Income Fund. Declaration and its affiliates may have economic interests in or other relationships with issuers in whose obligations or securities the Opportunistic Income Fund may invest. In particular, such persons may make or hold an investment in an issuer's securities that may be pari passu, senior or junior in ranking to an investment in such issuer's securities made or held by the Opportunistic Income Fund or in which affiliates of such persons serve on boards of directors or otherwise have ongoing relationships. Each of such ownership and other relationships, including the ownership by Declaration, its affiliates or other accounts of securities of different ranking and with different rights than those owned by the Opportunistic Income Fund, may result in securities laws restrictions on transactions in such securities by the Opportunistic Income Fund and otherwise create conflicts of interest for the Opportunistic Income Fund. In such instances, Declaration and its affiliates may, in their discretion, make investment decisions that may be the same as or different from those made with respect to the Opportunistic Income Fund's investments.

Although Declaration and the portfolio managers will commit a significant amount of their efforts to the management of the Opportunistic Income Fund, they will manage other accounts and are not required (and will not be able) to devote all of their time to the management of the Opportunistic Income Fund. The portfolio managers may have conflicts in allocating their time and services among the Opportunistic Income Fund and the other accounts.

Declaration or any of its affiliates may from time to time simultaneously or at different times seek to purchase or sell investments for the Opportunistic Income Fund and the other accounts. It is Declaration's policy to allocate investment opportunities to the extent practicable to each account, including the Opportunistic Income Fund, over time in a manner that Declaration believes is fair and equitable to each such account (considering applicable account investment constraints). Nevertheless, under some circumstances, such allocation may adversely affect the Opportunistic Income Fund with respect to the price or size of the investments obtainable or saleable.

Cohen & Steers

Compensation. SIMC pays Cohen & Steers a fee based on the assets under management of the MARR Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Real Return Fund, as set forth in an investment sub-advisory agreement between Cohen & Steers and SIMC. Cohen & Steers pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the MARR Commodity Strategy Subsidiary Ltd. The following information relates to the period ended July 1, 2013.

Compensation of portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc. ("CNS"). All investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS. Cohen & Steers and CNS compensate their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager compared with appropriate peer groups or benchmarks. Cohen & Steers uses a variety of benchmarks to evaluate the portfolio managers' performance for compensation purposes.

In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the funds' and accounts' success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers and affiliates varies in line with the portfolio manager's seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and CNS. While the annual salaries of Cohen & Steers' portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on changes in manager performance and other factors.

The firm uses McLagan to benchmark compensation relative to market comparables, and Cohen & Steers' goal is to be in the top quartile relative to that survey.

In addition, all employees may voluntarily defer up to 25% of their bonus to the optional Stock Purchase Program under the Stock Incentive Plan. All employees are eligible to participate in a stock purchase plan as well, whereby employees may purchase the firm's common stock at a 15% discount. A significant amount of the firm's equity is held by employees.

Ownership of Fund Shares. As of September 1, 2013, Cohen & Steers' portfolio managers did not beneficially own any shares of the MARR Commodity Strategy Subsidiary Ltd.

Other Accounts. As of August 31, 2013, in addition to MARR Commodity Strategy Subsidiary Ltd., Cohen & Steers ' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nick Koutsoftas	1	$96.6	1	$9.6	0	$0
Ben Ross	1	$96.6	1	$9.6	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest: Cohen & Steers does not foresee any material conflicts of interest that may arise with the portfolio managers' simultaneous management of the MARR Commodity Strategy Subsidiary Ltd. and other accounts.

DIFA

Compensation. SIMC pays DIFA a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha, and High Yield Bond Funds as set forth in an investment sub-advisory agreement between DIFA and SIMC. DIFA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha, and High Yield Bond Funds. The following information relates to the period ended May 31, 2013.

Each portfolio's manager's compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—(Mr. Van Harte, Mr. Bonavico, Mr. Prislin and Mr. Ericksen) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool, with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for five successive rolling-12-month periods. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Chow and Mr. Matlack) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles and managed separate accounts. For investment companies, each manager is compensated according to the Fund's Lipper or Morningstar peer group percentile ranking on a one, three, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts, the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance and Callan Associates databases (or similar sources of relative performance data) on a one, three, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Delaware Investments Incentive Unit Plan—Portfolio managers may be awarded incentive unit awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan—A portion of a portfolio manager's retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan—A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan ("MEREP"), which is used to deliver remuneration in the form of Macquarie Group Limited ("Macquarie") equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of May 31, 2013, DIFA's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha or High Yield Bond Funds.

Other Accounts. As of May 31, 2013, in addition to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds, DIFA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Jeffrey S. Van Harte, CFA	14		$7,287	0	$0	52		$8,510
	2	*	$1,859	0	$0	5	*	$759.49
Christopher J. Bonavico, CFA	19		$9,302	0	$0	77		$11,253
	2	*	$1,859	0	$0	6	*	$787.65
Daniel J. Prislin, CFA	14		$7,287	0	$0	54		$8,510
	2	*	$1,859	0	$0	5	*	$759.49
Christopher M. Ericksen, CFA	13		$7,115	0	$0	44		$7,745
	2	*	$1,859	0	$0	3	*	$489.61
Thomas H. Chow, CFA**	19		$23,553	0	$0	19		$4,907
Paul A. Matlack, CFA**	14		$5,542	0	$0	10		$840.72

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds and the investment action for each other fund or account and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Eight of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the portfolio managers do not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DIFA's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

EARNEST

Compensation. SIMC pays EARNEST a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between EARNEST and SIMC. EARNEST pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2013, unless otherwise indicated.

EARNEST's personnel are generally paid a salary and a discretionary bonus. Compensation is intended to incentivize both longevity and overall investment performance. Current and potential equity ownership is a primary incentive for employee longevity and performance.

Ownership of Fund Shares. As of May 31, 2013, EARNEST's portfolio manager did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts. As of May 31, 2013, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, EARNEST's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Paul E. Viera	11	$2,140.8	28	$2,103.0	207		$12,416.6
	0	$0	0	$0	5	*	$1,084.4

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. EARNEST's portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the World Equity Ex-US and Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US and Screened World Equity Ex-US Funds. EARNEST does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, EARNEST believes that it has reasonably designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of EARNEST's portfolio manager's day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of his position with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio manager knows the size, timing and possible market impact of World Equity Ex-US and Screened World Equity Ex-US Fund trades. It is theoretically possible that EARNEST's portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of EARNEST's portfolio manager's management of the World Equity Ex-US and Screened World Equity Ex-US Funds and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that EARNEST or its portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a base and incentive fee) than from the World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is EARNEST's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while EARNEST's portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

FMA

Compensation. SIMC pays FMA a fee based on the assets under management of the Small Cap II Fund as set forth in an investment sub-advisory agreement between FMA and SIMC. FMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap II Fund. The following information relates to the period ended July 31, 2013.

The Small Cap II Fund's portfolio managers are compensated for their management of the Small Cap II Fund. Kathryn A. Vorisek is a Partner of FMA, and as such, a portion of her compensation consists of distributions pursuant to her equity interest in FMA. Ms. Vorisek's compensation also includes a fixed salary and eligibility to participate in a general bonus pool. Leo Harmon, CFA is a Managing Director and Partner of the FMA, and as such, a portion of his compensation consists of distributions pursuant to his equity interest in FMA. Mr. Harmon's compensation also includes a fixed salary and eligibility to participate in an incentive compensation plan and general bonus pool. Additionally, the portfolio managers are also invested in the strategy. As owners of FMA and investors in the small cap strategy, the portfolio managers' goals, as they relate to performance, are focused on the long-term success of the strategy and the firm. The compensation of the Small Cap II Fund's portfolio managers is not specifically linked to any factors related to the Small Cap II Fund, such as its performance or asset level.

Ownership of Fund Shares. As of July 31, 2013, the portfolio managers did not beneficially own any shares of the Small Cap II Fund.

Other Accounts. As of July 31, 2013, in addition to the Small Cap II Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kathryn A. Vorisek	4	$271.47	0	$0	20	$1,270.01
Leo Harmon, CFA	4	$271.47	0	$0	20	$1,270.01

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. FMA has established policies and procedures to monitor that the purchases and sales of securities among similarly managed accounts are fairly and equitably allocated over time. These include:

•  Use of and strict adherence to product strategies and uniform investment and trading processes.

•  Frequent use of block trades for most transactions involving multiple accounts; the Small Cap II Fund is included in all applicable block trades, except where a cash flow issue exists; pre-trade allocations are made and non-routine adjustments to this allocation must be approved by the CCO.

•  All clients participating in block trades receive a pro rata allocation of shares and the same execution price, generally average share price. To the extent commission negotiation has been left to FMA, transaction costs are shared pro rata based on each client's participation in the trade. The CCO must approve any allocations that deviate from this policy.

•  The same allocation policy applies to IPOs and other limited investments. The CCO is copied on all IPO transactions, including the allocation of such transactions.

•  Research services provided by brokers may not always be utilized in connection with the Small Cap II Fund or other client accounts that may have provided the commissions or a portion of the commissions paid to the broker providing the services. FMA allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

•  Disclosure of fees, relationships, investment and trading practices in Form ADV.

GPIM

Compensation. SIMC pays GPIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between GPIM and SIMC. GPIM pays its investment professionals out of its total revenues and other sources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2013.

GPIM's portfolio managers' compensation consists of the following elements:

(i) Base Salary: The portfolio managers are paid a fixed base salary by GPIM, which is set at a level determined to be appropriate based upon the individual's experience and responsibilities; and

(ii) Annual Bonus: The portfolio managers are paid a discretionary annual bonus by GPIM, which is based on the overall performance and profitability of GPIM, but not on performance of the High Yield Bond Fund or other accounts managed by the portfolio managers.

The portfolio managers also participate in benefit plans (e.g., health, dental, life) and programs generally available to all employees of the GPIM.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, GPIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2013, in addition to the High Yield Bond Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
B. Scott Minerd	14		$3,589.2	2		$2,902.9	6		$50,096.5
	0	*	$0	2	*	$2,902.9	0		$0
Jeffrey Abrams	7		$2,595.9	14		$2,755.7	25		$3,462.4
	0		$0	3	*	$1,154.6	5	*	$238.4
Kevin Gundersen, CFA	3		$2,149.5	18		$5,191.1	25		$3,746.8
	0		$0	7	*	$3,664.4	5	*	$238.4

*  These accounts, which are a subset of the accounts of the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Each portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the High Yield Bond Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, GPIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, GPIM believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their position with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the High Yield Bond Fund. However, GPIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond Fund and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that GPIM or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is GPIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, GPIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Brokerage. Investment decisions for a client are made in accordance with the investment objectives, guidelines, and restrictions governing specific client accounts and are independent of investment decisions made for other clients. However, because investment decisions frequently affect more than one account, it is inevitable that, at times, it will be desirable to acquire or dispose of the same security for more than one client account at the same time. In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.

GPIM shall consider numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients. When selecting a broker, GPIM shall consider the full range and quality of a broker's services, including execution capability, price, financial stability and reliability. GPIM is not obliged to merely get the lowest price or commission; rather, the transaction must represent the best qualitative execution for the account. However, GPIM will monitor its use of certain brokers in the event a client provides guidelines with respect to transacting only with certain brokers.

The result is that best execution cannot always be measured by a comparison of quotes provided by multiple potential counterparties because in some cases there is only one, if any, counter-party that makes a market in the security in question. In such situations, the head trader will use best effort to obtain the best execution from such counterparty.

IR+M

Compensation. SIMC pays IR+M a fee based on the assets under management of the Long Duration and Long Duration Corporate Bond Funds as set forth in an investment sub-advisory agreement between IR+M and SIMC. IR+M pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration and Long Duration Corporate Bond Funds. The following information relates to the period ended May 31, 2013.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR+M as well as the portfolio manager's overall contribution to the firm's success. Portfolio managers also receive competitive health benefits and may participate in IR+M's company-funded profit sharing plan after completing the required length of service with the firm. As a long-term incentive, portfolio managers may be offered to purchase equity in IR+M. Equity participation, a potential element of total compensation, is driven by significant and consistent contribution and demonstrated commitment to the firm.

Portfolio manager compensation is neither based on the Long Duration or Long Duration Corporate Bond Funds' pre- or after- tax performance nor determined by the value of the assets in the portfolios.

Ownership of Fund Shares. As of May 31, 2013, IR+M's portfolio managers did not beneficially own any shares of the Long Duration or Long Duration Corporate Bond Funds.

Other Accounts. As of May 31, 2013, IR+M's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Jack Sommers, CFA	0	$0	23	$2,846,850,434	542		$27,519,981,174
	0	$0	0	$0	1	*	$49,221,123
Bill O'Malley, CFA	0	$0	23	$2,846,850,434	542		$27,519,981,174
	0	$0	0	$0	1	*	$49,221,123
Ed Ingalls, CFA	0	$0	23	$2,846,850,434	542		$27,519,981,174
	0	$0	0	$0	1	*	$49,221,123

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. IR+M's management of other accounts may give rise to potential conflicts of interest in connection with its management of the Long Duration and Long Duration Corporate Bond Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Long Duration or Long Duration Corporate Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Long Duration or Long Duration Corporate Bond Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' day-to-day management of the Long Duration and Long Duration Corporate Bond Funds. Because of their positions with the Long Duration and Long Duration Corporate Bond Funds, the portfolio managers know the size, timing and possible market impact of Long Duration and Long Duration Corporate Bond Fund trades. It is theoretically possible that IR+M's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Long Duration or Long Duration Corporate Bond Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' management of the Long Duration and Long Duration Corporate Bond Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Long Duration or Long Duration Corporate Bond Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts, many of which receive a base and incentive fee, than from the Long Duration or Long Duration Corporate Bond Fund. Notwithstanding this theoretical conflict of interest, it is IR+M's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IR+M's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Long Duration and Long Duration Corporate Bond Funds, such securities might not be suitable for the Long Duration and Long Duration Corporate Bond Funds given their investment objectives and related restrictions.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. The following information relates to the period ended May 31, 2013.

For managing the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds and all other accounts, INTECH's portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH. This pay is not based on performance or assets of Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds or other accounts. INTECH's portfolio managers are also eligible for a cash bonus as determined by INTECH, which is not based on performance or assets of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds or other accounts; rather, it is based on metrics around company performance, including growth and profitability, client retention as well as individual development objectives, such as leadership and commitment to ethical behavior. Portfolio managers, who are part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds' most recently completed fiscal year, INTECH's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds.

Other Accounts. As of May 31, 2013, in addition to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds, INTECH's portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Dr. Adrian Banner**, Joseph Runnels, CFA**, Dr. Vassilios Papathanakos** and Dr. Phillip Whitman**	15		$3,694.3	31		$7,829.9	195		$31,141.2
	1	*	$434.2	2	*	$1,978.8	46	*	$9,177.5

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  All accounts are managed on a team basis.

Conflicts of Interest. As shown in the table above, the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds' portfolio managers may manage other accounts with investment strategies similar to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Fees earned by INTECH may vary among these accounts. Some of the other accounts have performance-based advisory fees, which may have a greater impact on INTECH's revenue than other accounts with fixed advisory fees. This could create a conflict of interest because INTECH may have an incentive to favor such other accounts, resulting in the potential for them to outperform the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. In addition, the portfolio managers may personally invest in some but not all of the other accounts. This factor could create a conflict of interest because a portfolio manager may have an incentive to favor certain other accounts over others, resulting in the potential for other accounts to outperform the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.

In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. However, INTECH believes that these risks may be mitigated, to a certain extent, by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, INTECH generates daily trades for its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients and average-priced for the day. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended May 31, 2013.

Each of the portfolio managers employed by Integrity receives an industry competitive base salary. In addition, each of the portfolio managers is eligible for bonus compensation from an Integrity team bonus pool, which is based on a formula relating to the net revenues received for all accounts under their management.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity Fund's most recently completed fiscal year, Integrity's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of May 31, 2013, in addition to the Small/Mid Cap Equity Fund, Integrity's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel G. Bandi, CFA	6	$905,518,219	3	$339,452,873	91	$2,456,404,391
Daniel J. DeMonica, CFA	6	$905,518,219	3	$339,452,873	91	$2,456,404,391
Adam J. Friedman	6	$905,518,219	3	$339,452,873	91	$2,456,404,391
Joe A. Gilbert, CFA	5	$814,997,242	3	$339,452,873	91	$2,456,404,391
Mirsat Nikovic, CFA	3	$482,846,154	2	$178,539,310	74	$2,234,271,310
J. Bryan Tinsley, CFA	5	$814,997,242	3	$339,452,873	91	$2,456,404,391

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. As indicated in the table above, personnel, including portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), of Integrity may be part of portfolio management teams serving numerous accounts for multiple clients of Integrity. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio management teams may provide services for clients of both Integrity and its affiliates simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•  Potential Conflicts Relating to the Interests of Portfolio Management Teams and Integrity: Integrity and/or its affiliates, if any, may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Integrity and/or its affiliates than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Integrity and/or its affiliates). Integrity and/or its affiliates may compensate portfolio management team personnel differently depending on the nature of a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel may also make personal investments in accounts (including hedge funds) they manage or support.

  If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Integrity and/or its affiliates than the Small/Mid Cap Equity Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams make personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager may also have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Small/Mid Cap Equity Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Small/Mid Cap Equity Fund 's trading activity. In addition, a portfolio management team may take a short position in a security on behalf of the Small/Mid Cap Equity Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Integrity and/or its affiliates take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

•  Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Integrity, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Integrity has adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Integrity' parent company also has an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the portfolio management teams may face. In addition, Integrity has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and Integrity's parent company has dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Integrity in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Integrity will achieve their intended result.

Investec

Compensation. SIMC pays Investec a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Investec and SIMC. Investec pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2013.

Investec's incentive policy is based on the alignment of interests among clients, staff and shareholders. At Investec, gross profits are shared equally between staff and shareholders of the parent company. Within the above parameters of this long-term, uncapped, 50% profit share, compensation is made up of the following components: Competitive salaries: Investec has a policy of recruiting the best investment professionals available and remunerating them accordingly. Performance-related incentives (based on an open-ended revenue sharing plan for investment professionals): The investment professionals are organized within specialist teams. Each specialist team shares in a fixed percentage of revenues linked to their investment activities. Capacity management is considered to ensure alignment among the interests of clients, demands on portfolio managers and sales objectives. The specialist investment team's bonus pool is then allocated to individuals in line with the following three drivers: (i) team investment performance; (ii) individual investment performance; and (iii) manager discretion. Deferred Bonus/Co-Investment Plan and share schemes: To align the long term financial incentive of key investment professionals with those of clients, Investec operates a Deferred Bonus/Co-Investment Plan (DB/CI Plan). A material portion of the performance-related incentive awarded to each senior investment professional is allocated to the DB/CI Plan, which is a rolling three year scheme. This means that allocations to the plan are locked in for three years. Investec requires each investment professional to invest at least half of their DBP/CI Plan allocation into their own investment strategies. The remainder of the DBP/CI Plan is invested at their discretion into any other Investec fund (which are outside the United States). The result of this approach is that after a period, each investment professional who participates in the DBP/CI Plan will have 3 years' worth of their variable compensation DBP/CI Plan allocation tied up in the scheme, which makes the DBP/CI Plan a compelling tool to encourage long term thinking and key staff retention. In addition to Investec's DBP/CI Plan, Investec Group operates a number of share schemes that provide staff across the business with the opportunity to participate in the long-term success of the Group. This scheme is operated by invitation and each allocation typically involves a four year vesting program. Through these share schemes, staff currently participate in more than 15% of Investec Group equity. Over time, the deferred compensation scheme will compound, resulting in a significant retention mechanism of key investment professionals. Investec believes this compensation structure is balanced and competitive and positions IAM to attract and retain the best industry skills.

Ownership of Fund Shares. As of May 31, 2013, Investec's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2013, Investec's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Peter Eerdmans†	0	$0	51	*	$9,011.13	17		$5,659.53
	0	$0	2	**	$53.41	3	**	$723.45
Grant Webster††	0	$0	4	*	$208.59	1		$177.98
	0	$0	0		$0	0		$0

*  Includes all assets managed within the Investec pooled fund range, plus clients who invest via an investment management agreement within the Investec pooled fund.

**  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  The value of assets for Peter Eerdmans includes all assets managed by the Global Emerging Markets Debt team, as Mr. Eerdmans is co-head of the team.

††  The value of assets managed by Grant Webster includes the assets managed within the Emerging Markets Blended Debt strategy, as Mr. Webster is co-portfolio manager of the strategy.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

IAM is governed by all the rules and regulations of the relevant regulatory bodies in the jurisdictions in which it operates.

IAM strongly believes in the firm's fiduciary duty to clients and will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. IAM employs companywide measures to eliminate any potential conflicts of interest which may arise and maintains a Conflicts of Interest Policy, Compliance Manual and a Code of Ethics, which incorporate many of IAM requirements on conflicts of interest. These documents are bound into employees' contracts of employment and a breach would therefore provide grounds for disciplinary action or dismissal.

An example of how IAM manages/mitigates conflicts of interest is shown by the fact that IAM's portfolio managers focus entirely on portfolio management, while IAM's dedicated Dealing Desk (DD) focuses on best execution of client orders; this avoids conflicts of interest between the two roles. The portfolio manager authorizes all orders which are then routed to the DD. This segregation of duties also removes any conflict of interest between the execution of trades on behalf of different portfolios. IAM's investment allocation policy aims to ensure that investment opportunities are allocated fairly among IAM clients. This means we regularly aggregate client orders. Allocation is carried out strictly on a pro rata basis except where allocation is too small to split. If an allocation is so small that it makes it uneconomic for IAM clients to split, then the DD has the discretion to allocate to a single client on a fair basis.

Monitoring by the Compliance and Risk departments of the allocation of deals, performance and turnover helps to ensure that portfolios subject to a performance-related fee are not given preferential treatment so as to increase revenue at the expense of performance in other client portfolios.

The calculation of performance fees is conducted by IAM's Finance team and the investment team has no involvement in the calculation.

IAM has a Global Pricing Forum, which meets weekly to review and ensure that IAM pricing terms remain competitive, globally aligned and fair to all of IAM's clients.

Janus

Compensation. SIMC pays Janus a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Janus and SIMC. Janus pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following describes the structure and method of calculating Jonathan D. Coleman's and Maneesh Modi's compensation as of May 31, 2013.

Portfolio managers and, if applicable, co-portfolio managers are compensated for managing a fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is composed of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash-deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). The overall investment team compensation pool is funded each year by an amount equal to a percentage of Janus' pre-incentive operating income.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

With respect the portfolio manager's quarterly variable compensation, the management fee revenue received by Janus in connection with such portfolio manager's Managed Funds determines the maximum compensation that the individual portfolio manager can receive on a quarterly basis, which is then adjusted downward depending on the portfolio manager's investment performance on a one-, three- and five-year rolling period basis, with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking (or, as may be applicable, a combination of two or more Lipper peer groups).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Newly hired portfolio managers may have guaranteed compensation levels during the first few years of their employment with Janus.

Analyst Variable Compensation: It a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary variable compensation pool. The aggregate compensation available under such pool is determined by management at its sole discretion from the overall investment team pool described above. The aggregate compensation is then allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and subjective criteria.

Portfolio managers may elect to defer payment of a designated percentage of fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

The Funds' Lipper peer group for compensation purposes is the Lipper Small Cap Growth Funds.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, Jonathan D. Coleman and Maneesh Modi did not beneficially own any shares of the Small Cap or Small/Mid Cap Equity Fund.

Other Accounts. As of May 31, 2013, in addition to the Small Cap and Small/Mid Cap Equity Funds, Janus' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan D. Coleman, CFA	10	$7,988,987,442	0	$0	3	$261,838,090
Maneesh Modi	4	$2,651,412,178	0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Small Cap and Small/Mid Cap Equity Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser and separately managed accounts. Portfolio managers may personally invest in some, but not all, of these accounts. Fees earned by Janus may vary among these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Small Cap or Small/Mid Cap Equity Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Small Cap or Small/Mid Cap Equity Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Small Cap or Small/Mid Cap Equity Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Jennison

Compensation. SIMC pays Jennison a fee based on the assets under management of the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds as set forth in an investment sub-advisory agreement between Jennison and SIMC. Jennison pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds. The following information relates to the period ended May 31, 2013.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are typically compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional incentive compensation pool. In general, the cash bonus represents most of an investment professional's compensation.

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professional total compensation for Jennison's fixed income team is determined through a subjective process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison's compensation system values both individual impact and teamwork.

The portfolio managers' compensation is expected to be derived from their impact on overall business performance of Jennison's fixed income business and not the specific investment performance or value of an account or grouping of accounts.

The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors, such as experience and other responsibilities (including being a team leader or supervisor), may also affect an investment professional's total compensation.

Ownership of Fund Shares. As of May 31, 2013, Jennison's portfolio managers did not beneficially own any shares of the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds.

Other Accounts. As of May 31, 2013, Jennison's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)+	Number of Accounts		Total Assets (in thousands)+
Thomas G. Wolfe	2		$415,373	7		$3,476,763	72		$32,258,743
	0	*	$0	0	*	$0	1	*	$344,134
Erik S. Brown, CFA	2		$415,373	3		$1,087,212	37		$10,554,305
	0		$0	0		$0	1	*	$139,312
Richard A. Klemmer, CFA**	2		$415,373	1		$694,703	0		$0
Miriam Zussman**	2		$415,373	1		$694,703	0		$0
Itai Lourie, CFA**	2		$415,373	1		$5,589,729	19		$8,532,640
Eric G. Staudt**	2		$415,373	1		$694,703	0		$0

+  Assets are attributed based on a portfolio manager's designation as lead portfolio manager to an account, although Jennison follows a team based approach to portfolio management.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•  Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•  Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison's management of multiple accounts side-by-side.

•  Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison's affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides "seed capital" or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing "seeded" accounts alongside "non-seeded" accounts can create an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, Jennison's affiliated investment advisers could allocate their asset allocation clients' assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•  Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•  Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•  Personal interests: The performance of one or more accounts managed by Jennison's investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager's decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest.

•  Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•  Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•  Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•  Jennison has adopted a code of ethics and policies relating to personal trading.

JOHCM

Compensation. SIMC pays JOHCM a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between JOHCM and SIMC. JOHCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended May 31, 2013.

Compensation is based on the value of the assets in the World Equity Ex-US Fund's portfolio. The remuneration structure for investment professionals includes a base salary, a revenue share (proportion of the management fee generated and performance fee) and the opportunity to earn an equity stake in our business. The performance fee element provides a direct link between relative client returns and remuneration. When evaluating the portfolio manager's performance, JOHCM compares the pre-tax performance of Christopher Lees' accounts to the MSCI ACWI Ex-US Index.

Equity

JOHCM is an independently managed investment management boutique owned by BTIM, a leading, Australian listed fund management firm and a prominent Australian equity manager. All investment professionals and the majority of staff have equity participation in listed BTIM shares.

Newly recruited fund managers are granted equity soon after they join and will increase their share when they meet prescribed asset targets. The equity awarded under these arrangements is subject to deferral conditions to aid retention.

Longer serving fund managers increase their equity participation through two equity schemes related to the management fee generated on their funds. The management fee is only awarded to the fund manager provided a prescribed cost hurdle has been exceeded. The first equity scheme delivers equity based on a percentage of the total management fee and each grant is subject to deferral in order to aid retention. The second scheme also awards further management fee related equity but the vesting period is over a longer time period. Once vested, this equity is awarded to the fund manager over a five year period, provided they are still in employment at each release date.

Finally, certain key managers are participants in a third Retention Plan that will pay out equity in two tranches. Tranche one is a fixed award of equity value and this vests over a set period, at the end of which the fund manager is awarded the equity provided they are still in employment at the release date. The second tranche of equity (also of fixed value) is conditional on the retention of fund assets. In the event the fund manager leaves employment on Good Leaver terms, it is paid twelve months following that leave date.

All investment professionals will be constantly re-equitised, providing a strong lock-in mechanism, because of the long vesting periods for equity awards.

JOHCM has built its business by attracting and retaining experienced fund managers with established track records from large firms. JOHCM provides them with an efficient operating structure and risk management, as well as a direct economic interest in the strategies they manage.

In summary, JOHCM has a results oriented partnership ethos. The variable elements of the fund manager's remuneration could represent a significant multiple of base salary where strong performance is delivered.

Ownership of Fund Shares. As of May 31, 2013, JOHCM's portfolio manager did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of May 31, 2013, in addition to the World Equity Ex-US Fund, JOHCM's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Christopher Lees, CFA	2	*	$439.7	2	*	$1990.6	5	*	$2722.3

*  These accounts are subject to a performance-based advisory fee.

AUM is available on a quarterly basis.

Conflicts of Interest. The following are the types of conflicts of interest that may arise within the JOHCM Group, and the way in which they are managed and monitored in our compliance program:

General

JOHCM acts as discretionary investment manager for a number of separate public and private funds and segregated accounts. The investment mandates for these clients are such that a particular investment will be suitable for inclusion in a number of different portfolios.

Each portfolio is managed by a named senior fund manager and deputy. It is a key part of the group's investment philosophy that these investment teams have the freedom, subject to any mandate restrictions, to make their own investment decisions.

Subject to any particular size or other constraints contained in client mandates, the proposed participation in an investment will be in proportion to the relative size of the portfolios managed by that investment team. However, a different investment team may make different decisions or make similar decisions at different times in respect of the same investment.

Basis of Remuneration

The remuneration structure for investment professionals includes a base salary, a revenue share (proportion of the management fee generated and performance fee) and the opportunity to earn an equity stake. The performance fee element provides a direct link between relative client returns and remuneration.

Performance fee

JOHCM is a strong believer in enhancing the alignment of interest by attaching performance fees to the outperformance of assets under management. Half of the performance fee achieved in a performance period accrues to the fund manager team with the other half going to the firm. A proportion of the managers' performance fee is paid in the year it is earned and the remainder is deferred, this element is payable in two equal annual instalments as a retention mechanism. The deferred awards are subject to leaver conditions which will determine whether the deferral is paid in the event of a fund manager leaving the Company's employment. The fund managers may choose to "invest" this in cash, their own Fund or any other JOHCM fund.

Management fee

Arrangements are in place for the fund management team to share, depending on the maturity of the fund, between 10% and 20% of the management fees generated on the funds that they manage. This is subject, in some cases, to a fund cost hurdle before the management fee is paid to the team. Management fees are subject to good leaver clauses. For longer serving fund managers, part of their management fee is paid in BTIM equity (see below).

Confidentiality of Information

JOHCM Group operates a "need to know" approach and complies with all applicable laws in respect of the handling of confidential and price sensitive information in relation to its clients and their investment portfolios. Whilst the group is too small to operate any formal Chinese wall arrangements, access to confidential information is restricted to those who have a proper requirement for the information consistent with the legitimate interest of the client or the relevant part of the JOHCM Group.

Employee Personal Dealing

All employees are subject to the Group's Employee Dealing Rules, which places clear parameters on how and when they may deal in securities for their own account and their immediate family and include regular reporting of personal transactions and holdings.

The compliance program includes a review of all personal dealing against client portfolio activity.

Disclosure

In certain circumstances, where a conflict of interest remains, JOHCM will seek the relevant client's consent to allow JOHCM to act, ensuring that the client has enough information to allow it to make an informed decision.

Declining to Act

JOHCM may decline to act on your behalf should it find itself unable to manage a conflict in any other way.

All of the above mentioned conflicts of interest are accurately described in JOHCM's ADV.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the Small Cap, Core Fixed Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Core Fixed Income and High Yield Bond Funds. The following information relates to the period ended May 31, 2013.

Each portfolio manager participates in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Sub-Adviser or its affiliates. These elements reflect individual performance and the performance of the Sub-Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors, including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, a fund's pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one-, three- and five-year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Sub-Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Fund Shares. As of May 31, 2013, the portfolio managers did not beneficially own any shares of the Small Cap, High Yield Bond or Core Fixed Income Funds.

Other Accounts. As of May 31, 2013, in addition to the Small Cap, High Yield Bond and Core Fixed Income Funds, JPMIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Douglas Swanson	12	$43,983,840	8	$11,593,475	58		$12,540,694
	0	$0	0	$0	4	*	$2,438,324
Robert Cook**	8	$3,686,560	17	$14,099,048	6		$1,241,632
Thomas Hauser**	8	$3,686,560	17	$14,099,048	6		$1,241,632
Eytan M. Shapiro, CFA**	5	$1,643,357	4	$697,397	5		$552,395
Peter Simons	5	$2,156,698	3	$7,611,250	27		$5,173,761
	0	$0	0	$0	1	*	$33,505

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Small Cap, High Yield Bond and Core Fixed Income Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Sub-Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Sub-Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Small Cap, High Yield Bond and Core Fixed Income Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Sub-Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Sub-Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Sub-Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Sub-Adviser's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Sub-Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Sub-Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Sub-Adviser's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. If the Sub-Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Small Cap, High Yield Bond and Core Fixed Income Funds invest, the Sub-Adviser or its affiliates could be seen as harming the performance of the Small Cap, High Yield Bond or Core Fixed Income Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Sub-Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that the Sub-Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet that fund's objectives.

The goal of the Sub-Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Sub-Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Sub-Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Sub-Advisers' Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, the Sub-Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Sub-Adviser's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Sub-Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Sub-Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Sub-Adviser or its affiliates so that fair and equitable allocation will occur over time.

Lazard

Compensation. SIMC pays Lazard a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Lazard and SIMC. Lazard pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended May 31, 2013.

Lazard compensates the portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy, such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark, over the current fiscal year and the longer-term performance (three-, five- or ten-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Ownership of Fund Shares. As of May 31, 2013, Lazard's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2013, in addition to the Large Cap Disciplined Equity Fund, Lazard's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Andrew Lacey	12		$9,570,981,589	12	$995,138,224	181		$6,045,781,016
	1	*	$6,990,211,874	0	$0	1	*	$360,080,302
Jai Jacob**	6		$1,875,027,991	3	$96,819,908	5		$1,059,548,337
Daniel Breslin**	5		$8,797,574,689	0	$0	22		$369,746,876

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Lazard's portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the portfolio managers manage other accounts with similar investment objectives and strategies as the Large Cap Disciplined Equity Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Large Cap Disciplined Equity Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Large Cap Disciplined Equity Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Large Cap Disciplined Equity Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Large Cap Disciplined Equity Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Large Cap Disciplined Equity Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its portfolio managers have a materially larger investment in a Similar Account than their investment in the Large Cap Disciplined Equity Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Large Cap Disciplined Equity Fund invests, Lazard could be seen as harming the performance of the Large Cap Disciplined Equity Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

LMCG

Compensation. SIMC pays LMCG a fee based on the assets under management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between LMCG and SIMC. LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2013.

Portfolio managers at LMCG are compensated through a combination of salary and bonus. Bonuses are formula driven based on assets managed, revenues and performance relative to peer groups.

LMCG's incentive compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period, which includes one-year, three-year and since inception performance. In addition, many key investment professionals hold an equity ownership stake in the firm.

Ownership of Fund Shares. As of the end of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds' most recently completed fiscal year, LMCG's portfolio managers did not beneficially own any shares of the Small Cap, Small/Mid Cap Equity or Small Cap II Funds.

Other Accounts. As of May 31, 2013, in addition to the Small Cap, Small Cap II and Small/Mid Cap Equity Funds, LMCG's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
R. Todd Vingers, CFA	5	$593.7	4	$130.0	62		$1,381.3
	0	$0	0	$0	3	*	$83.4
Donald Cleven, CFA**	5	$273.3	12	$79.2	19		$65.8

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Small Cap, Small Cap II and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap, Small Cap II and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is LMCG's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap, Small Cap II and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap, Small Cap II and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

LGIMA

Compensation. SIMC pays LGIMA a fee based on the assets under management of the Long Duration and Long Duration Corporate Bond Funds as set forth in an investment sub-advisory agreement between LGIMA and SIMC. LGIMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration and Long Duration Corporate Bond Funds. The following information relates to the period ended June 30, 2013.

LGIMA is able to offer employees a competitive compensation package through competitive base salary and discretionary and structured bonuses.

Portfolio managers' bonuses are predominantly tied, on a formulaic basis, to the performance of their portfolios against a relevant peer group or index. Where performance is below the median or index figure (the "hurdle"), that portfolio's performance will not generate a bonus payment. Therefore, portfolio managers are strongly incented to outperform the index.

Where the performance is above the hurdle, a bonus payment will be triggered, increasing with relative outperformance up to a performance target (upper quartile, for example).

Outperformance beyond the target delivers higher levels of bonus up to a maximum bonus level. Target performance is set with regard to the risk profile of the portfolio, thus ensuring that managers are incented to take risks only to the extent expected in that portfolio.

These performance parameters are applied to portfolio performance over one and three years (or since inception if less than three years), further ensuring that managers are focused on the long-term outperformance of the portfolio rather than just on short-term gain. Historical performance forms a significant proportion of the overall bonus potential. The plans also reward contributions of a qualitative nature, such as team management, and other personal objectives.

Through this approach, portfolio managers' interests are aligned with the clients' by ensuring that underperformance is not rewarded but equally that there is no incentive to bet on short-term outperformance beyond the extent required by the portfolio. Portfolio managers are incented to deliver top-class outperformance within the guidelines and objectives of the portfolio.

It is LGIMA's policy to pay salaries commensurate to qualifications and ability. Salaries are reviewed annually. LGIMA focuses our cash remuneration for portfolio managers on bonus plans, driven by both portfolio performance against index benchmarks and individual performance against objectives, tying rewards directly to the performance of the individuals and teams. For top-performing portfolio managers, there is also a deferred bonus to aid retention of these key individuals. The plans are reviewed and approved on a regular basis by the Group Remuneration Committee and place the remuneration potential for a well-performing portfolio manager on a very competitive footing.

In addition, there is a Long Term Incentive Plan for key employees, which is measured against long-term profit growth targets for LGIMA. Plans, which last for three years, are launched on an annual basis. This plan replaced the use of the Legal & General Group Performance Share Plan for executives, allowing greater control of the outcome of the plan and making the incentive more effective.

Through this approach, the staff's interests are appropriately aligned with both the needs of clients and the profitable growth and success of the business.

Performance is measured on pre-tax performance. The performance benchmark is based on the strategy benchmark.

Ownership of Fund Shares. As of June 30, 2013, LGIMA's portfolio managers did not beneficially own any shares of the Long Duration or Long Duration Corporate Bond Fund.

Other Accounts. As of June 30, 2013, in addition to the Long Duration and Long Duration Corporate Bond Funds, LGIMA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Portfolio Manager Team*	109	$31,049.8	5	$1,418.0	104	$29,631.8

No account listed above is subject to a performance-based advisory fee.

*  The portfolio managers—John Bender, CFA, Dave Nirtaut, Jeff Coil, Tim Bacik, CFA, and Jeff Koch, CFA—use a team approach to manage LGIMA's portfolios.

Conflicts of Interest. Legal & General Group has adopted a policy for group companies (the "Group Policy") for the identification and management of conflicts of interest. The Group Policy is stored on the L&G intranet under Group Policies and Procedures. It applies to Group companies. LGIMA also has its own Conflicts of Interest Policy consistent with the applicable regulatory requirements (in particular, Rule 206(4)-7 under the Investment Advisers Act of 1940 (the "Advisers Act")). To the extent that Group Policy conflicts with LGIMA's policies, LGIMA's requirements under the Advisers Act control. Under the Group Policy, companies must: (i) pay due regard to the interests of their customers and treat them fairly; and (ii) manage conflicts of interest fairly whether they are between the company and its customers or between customers.

Advisers Act Rule 206(4)-7 requires, inter alia, that LGIMA identify material conflicts and the means to resolve them, record them, disclose the conflicts and resolution procedures, as required, amend the Conflicts Log when a matter arises, obtain client consent when and if required and resolve conflicts when they arise. LGIMA must be prepared for the possibility that when a conflict arises and the procedure that is used to address the conflict fails to resolve it, LGIMA might, absent client consent, cease to act.

LGIMA has adopted this policy and procedures to establish a framework for: (i) identifying the facts and circumstances between LGIMA and its clients, and affiliates of LGIMA and its clients, that give rise to conflicts; (ii) assessing the materiality of such conflicts; (iii) devising policies and procedures to address conflicts in a manner that is fair and equitable to LGIMA and its clients and does not disadvantage a client relative to LGIMA maintaining a log of conflicts and the means by which LGIMA addresses and resolves conflicts; (iv) disclosing conflicts, when and as required (Form ADV disclosure requirements); and (v) employing conflict resolution procedures when conflicts arise and, if such procedures do not address the conflict, disclosing this to the client and seeking consent or refraining from acting.

Management shall, with the Chief Executive Officer, review LGIMA's activities and operations at least annually to identify the conflicts of interest that exist that may create risk exposure for LGIMA and its clients. Also, a review will be made when for any reason the business model changes (e.g. regulatory, legal or market developments) and in the light of new initiatives. This review is intended to determine whether the development or initiative may give rise to conflicts or require modifications to existing procedures intended to mitigate conflicts. When conducting this review, management and the Chief Compliance Officer shall consider the factors set forth below and others that are deemed to be relevant. This is intended to provide a framework for the types of questions that should be considered, but is not intended to cover all of the factors to be considered when determining whether a conflict exists. The review will be documented.

Procedures to Address Conflicts of Interest

LGIMA employs policies and procedures so that, for each conflict, it employs resolution procedures to address the conflict in a manner that is in the best interests of its clients. LGIMA discloses conflicts as well as the resolution procedures in Form ADV Part 2A. LGIMA is required to employ means to obtain client consent when and if required. LGIMA's Compliance Department provides advice on conflict identification and resolution on an ongoing basis. As noted above, management and the Chief Executive Officer review on an annual basis and periodically during the year LGIMA's conflicts policies and procedures to evaluate whether modifications to policies or procedures are needed for changes in circumstances or experiences.

If management and the Chief Executive Officer determine that LGIMA does not have a policy and procedure in place to address a particular conflict of interest that arises or if the resolution of a conflict appears not to be working or is inadequate, then LGIMA prepares supplemental policies and procedures that are designed to address that issue in a manner that is fair and equitable for clients and does not disadvantage a client relative to LGIMA, and that complies with regulatory requirements. Management and the Chief Executive Officer review these policies and procedures and present them for review and approval to the LGIMA Board not less than quarterly. LGIMA does not commence any arrangement or initiative that involves a conflict of interest unless there are procedures that address that conflict of interest.

Disclosing the Conflict of Interest

Management and the business are responsible for ensuring that, where a conflict arises, the resolution procedure is implemented without delay to address the conflict. The conflict and the resolution is monitored and a record of all events is kept in LGIMA's Conflicts Log. Where the conflict is not resolved, the business notifies the Chief Compliance Officer and Chief Executive Officer. The Chief Executive Officer, with advice from the Chief Compliance Officer, then takes the necessary steps to ensure that the business discloses the nature and/or source of the conflict(s) to clients and, if necessary, secure consent; the disclosure of which could be appropriate through a special disclosure document provided separately to clients. All conflicts and the resolution procedure are noted in LGIMA's Conflicts Log and are disclosed to clients, as applicable, in Form ADV Part 2A.

The Chief Compliance Officer is responsible for reviewing LGIMA's Form ADV, all investment management agreements and any other document to ensure whether the disclosure is sufficient to describe the conflict and resolution procedure.

Logan Circle

Compensation. SIMC pays Logan Circle a fee based on the assets under management of the Ultra Short Duration Bond and Long Duration Corporate Bond Funds as set forth in an investment sub-advisory agreement between Logan Circle and SIMC. Logan Circle pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Ultra Short Duration Bond Fund. The following information relates to the period ended May 31, 2013.

Logan Circle's compensation program is structured to align the firm's compensation and incentive programs with the interests of its clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan Circle, their contribution towards team objectives and their ability to generate long-term investment success for the firm's clients. Logan Circle believes that these financial incentives, and the Logan Circle cultural environment, create an organization that will be highly successful in attracting and retaining high-caliber investment professionals. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan Circle's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Logan Circle considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan ("LTIP"): As a long-term incentive and performance bonus, Logan Circle and Fortress, Logan Circle's parent company, have structured a Long-Term Incentive Plan ("LTIP"). Shares of this earnings bonus plan are distributed to Logan Circle's key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the Fortress 401(k) Plan: The contributions are based on the overall profitability of Fortress. The amount and allocation of the contributions are determined at the sole discretion of Fortress.

Ownership of Fund Shares. As of May 31, 2013, Logan Circle's portfolio managers did not beneficially own any shares of the Ultra Short Duration Bond or Long Duration Corporate Bond Funds.

Other Accounts. As of May 31, 2013, in addition to the Ultra Short Duration Bond and Long Duration Corporate Bond Funds, Logan Circle's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Scott Pavlak, CFA	2	$134.35	1	$65.07	26	$4,747.82
Peter Mahoney	2	$134.35	1	$65.07	26	$4,747.28
Stephen A Mullin, CFA	0	$0	7	$2,708.59	9	$1,396.51

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Logan Circle and/or its affiliates manage certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Ultra Short Duration Bond Fund, Long Duration Corporate Bond Fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Ultra Short Duration Bond and Long Duration Corporate Bond Funds' investments could be adversely affected by the manner in which Logan Circle enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

Logan Circle has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle's duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness by using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time.

Logan Circle will manage the Ultra Short Duration Bond Fund, Long Duration Corporate Bond Fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle may give advice and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan Circle may give to the Ultra Short Duration Bond and Long Duration Corporate Bond Funds or may involve a different timing or nature of action than with respect to the Ultra Short Duration Bond and Long Duration Corporate Bond Funds. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the Ultra Short Duration Bond and Long Duration Corporate Bond Funds may differ significantly from the results achieved by Logan Circle for other client accounts.

Logan Circle and its subsidiaries (collectively, "Logan Circle Parties") are wholly owned by Fortress, which is a global investment management firm listed on the New York Stock Exchange. As used herein, Fortress Parties" means Fortress affiliates, excluding Logan Circle Parties. The investment activities of Fortress Parties are separate from Logan Circle Parties. Fortress has adopted policies and procedures to establish and maintain an information barrier between Fortress and Logan Circle Parties (the "Information Barrier") that are designed to establish a wall between Logan Circle and Fortress Parties for the purpose of (1) shielding Logan Circle and Fortress Parties and their respective personnel from material nonpublic information that may be in their possession from time to time on the opposite side of the Information Barrier, and (2) to prevent coordinated investment activities among Logan Circle's investment professionals and Fortress Parties' investment professionals. Consequently, Logan Circle and Fortress Parties generally manage investment portfolios on a separate basis and do not exchange information concerning actual or potential investments.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. The following information relates to the period ended May 31, 2013.

LSV's portfolio managers' compensation consists of a fixed salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds.

Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. LSV's portfolio managers have the opportunity to participate in the 401(k) plan sponsored by SEI Investments. Such plan could utilize some of the funds offered by the Trust. As such, as of the end of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds' most recently completed fiscal year, LSV's portfolio managers may beneficially own shares of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds.

Other Accounts. As of May 31, 2013, in addition to the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, LSV's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Josef Lakonishok	27	$8,760	44		$12,479	396		$50,323
	0	$0	6	*	$691	33	*	$8,590
Menno Vermeulen, CFA	27	$8,760	44		$12,479	396		$50,323
	0	$0	6	*	$691	33	*	$8,590
Puneet Mansharamani, CFA	27	$8,760	44		$12,479	396		$50,323
	0	$0	6	*	$691	33	*	$8,590

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other pooled investment vehicles. The other accounts might have similar investment objectives as the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. Because of their positions with the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, such an approach might not be suitable for the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds given their investment objectives and related restrictions.

The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.

McKinley Capital

Compensation. SEI Investments Management Corporation ("SIMC") pays McKinley Capital a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in investment sub-advisory agreements between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2013.

Compensation to McKinley Capital's investment professionals is in the form of a base salary, discretionary cash bonus and incentive stock options/deferred compensation. The base salary is determined by the individual's years of experience and market rates. The cash bonus and incentive stock option/deferred compensation awards are based solely on the discretion of McKinley Capital's President and Chief Executive Officer. There is no performance compensation for any portfolio manager with respect to any of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Ownership of Fund Shares. As of the end of the World Equity Ex-US and Screened World Equity Ex-US Funds' most recently completed fiscal year, McKinley Capital's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts. As of May 31, 2013, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, McKinley Capital's portfolio managers were equally responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Portfolio Management Team (Robert B. Gilliam, Robert A. Gilliam, Gregory S. Samorajski, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson, Forrest Badgley, Miles A. Wixon and Martino M. Boffa)	2	$303.10	10	$486.38	44		$7,029.62
	0	$0.00	0	$0.00	5	*	$1,316.20

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other accounts, on the other.

The other accounts might have similar investment objectives as the World Equity Ex-US and Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US and Screened World Equity Ex-US Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate manner.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the World Equity Ex-US and Screened World Equity Ex-US Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions. McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

MetWest

Compensation. SIMC pays MetWest a fee based on the assets under management of the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds. The following information relates to the period ended May 31, 2013.

Since MetWest is a subsidiary of The TCW Group, Inc. ("TCW"), MetWest's investment professionals are compensated under the TCW compensation structure as detailed below.

TCW's ability to attract and retain high-quality investment professionals can be attributed to a compensation philosophy implemented via an incentive-based structure that aligns employee performance and contributions with client and shareholder objectives. Most importantly, key personnel are equity holders and a significant objective of our management is to expand the number of employee stockholders.

Generally, our investment professionals are remunerated through a base salary and performance-based compensation bonus. Individuals are evaluated upon (1) individual performance, (2) contributions to the efforts of the overall team, and (3) the success of the Firm. Given that client portfolios are managed on a team basis to capture the collective best thinking of TCW's investment professionals, there are neither specific "rewards" conferred on individuals for outperformance, or "penalties" imposed for underperformance, with respect to the index returns. The discretionary bonus component is based on the Generalists determination of individual contributions to the process of overall management of the portfolios.

Contributions to the collective efforts are critical as the management of client portfolios is conducted on a team basis to capture the best ideas in the process of constructing portfolios. Finally, the firm's success signals that stakeholder objectives in the aggregate are being achieved, with equity ownership a desirable means to provide and receive compensation.

To foster continuity, highly-valued investment professionals are enfranchised as stakeholders with ownership via equity distribution and incremental vesting. As a result of the 2013 acquisition of TCW by The Carlyle Group and TCW management, TCW employees and management will own approximately 40% of the firm on a fully diluted basis. Employee ownership aligns employee interests with those of the firm and the firm's clients. Also, as part of the recent transaction, key investment professionals renewed/extended employment contracts which incorporate compensation incentives with associated employment and performance requirements, as well as non-compete/non-solicitation provisions.

To assess the competitiveness of TCW's compensation practices, the Firm conducts annual salary surveys to review benchmark and compensation ranges, both on a national and a regional basis. According to McLagan Partners, a leading compensation consultant in the industry, these studies have shown that the Firm is, on average, above the median in terms of salaries and total compensation provided to its employees.

Ownership of Fund Shares. As of the end of the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds' most recently completed fiscal year, MetWest's portfolio managers did not beneficially own any shares of the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds.

Other Accounts. As of May 31, 2013, in addition to the Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Tad Rivelle	21		$45,228.8	37		$4,932.2	204		$28,207.6
	2	*	$220.3	29	*	$4,510.9	6	*	$2,358.2
Laird Landmann	20		$38,058.8	37		$4,932.2	204		$28,357.2
	1	*	$214.3	29	*	$4,510.9	6	*	$2,358.2
Stephen Kane, CFA	21		$38,038.6	40		$5,343.9	204		$28,357.2
	2	*	$220.3	30	*	$4,906.6	6	*	$2,358.3
Jerry Cudzil	4		$1,194.0	5		$526.2	6		$3,110.7
	0		$0	1	*	$395.7	0		$0
Jamie Farnham**	5		$3,494.1	2		$114.5	6		$3,110.7
Gino Nucci	5		$3,494.1	4		$449.5	2		$2,451.2
	0		$0	1	*	$395.7	0		$0
Bryan Whalen	4		$10,635.6	29		$4,231.5	35		$8,640.4
	0		$0	26	*	$4,012.9	2	*	$395.3
Mitch Flack	5		$10,772.8	27		$4,080.6	29		$9,867.1
	0		$0	26	*	$4,012.9	1	*	$316.6

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. As a member of TCW, MetWest is subject to TCW's Code of Ethics, which has been designed to minimize conflicts of interest between clients and its investment personnel. MetWest also reviews potential conflicts of interest through its Trading and Allocation Committee.

NFJ

Compensation. SIMC pays NFJ a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between NFJ and SIMC. NFJ pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended May 31, 2013.

Our compensation system is designed to support our corporate values and culture. While NFJ acknowledges the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, NFJ also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year's variable compensation (3x33%) as a deferred component 'in the bank'. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year's performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

Ownership of Fund Shares. As of May 31, 2013, NFJ's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of May 31, 2013, in addition to the World Equity Ex-US Fund, NFJ's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas W. Oliver, CFA, CPA	17	$17,335.38	2	$136.90	50	$11,604.97
Ben J. Fischer, CFA	23	$27,057.83	4	$223.14	57	$12,316.61
Paul A. Magnuson	20	$26,918.77	4	$223.14	52	$11,707.45
R. Burns McKinney, CFA	15	$17,266.49	2	$136.90	47	$11,284.09
L. Baxter Hines, CFA	13	$16,451.00	2	$136.90	45	$11,028.37
John R. Mowrey	9	$4,412.82	4	$223.14	23	$4,909.94

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Like other investment professionals with multiple clients, a portfolio manager for the World Equity Ex-US Fund may face certain potential conflicts of interest in connection with managing both the World Equity Ex-US Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. These potential conflicts may include, among others:

•  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the World Equity Ex-US Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the World Equity Ex-US Fund as well as other accounts, NFJ's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the World Equity Ex-US Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the World Equity Ex-US Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the World Equity Ex-US Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the World Equity Ex-US Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The World Equity Ex-US Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The World Equity Ex-US Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the World Equity Ex-US Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the World Equity Ex-US Fund and NFJ's other clients, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The World Equity Ex-US Fund's portfolio managers may also face other potential conflicts of interest in managing the World Equity Ex-US Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing the World Equity Ex-US Fund and other accounts. In addition, the World Equity Ex-US Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the World Equity Ex-US Fund or other clients. NFJ's investment personnel, including the World Equity Ex-US Fund's portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the World Equity Ex-US Fund.

As part of NFJ's Compliance Program, NFJ has established a Compliance Committee with a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

OppenheimerFunds, Inc.

Compensation. SIMC pays OppenheimerFunds a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between OppenheimerFunds and SIMC. The following information relates to the period ended May 31, 2013.

Portfolio managers are employed and compensated by OppenheimerFunds or an affiliate, not by the Large Cap Disciplined Equity Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of OppenheimerFunds. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensatio. structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of OppenheimerFunds and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of OppenheimerFunds' holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers' interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The Morningstar peer group category for Messrs. Govil and Ram with respect to the Large Cap Disciplined Equity Fund is Morningstar Large Blend.

Ownership of Fund Shares. As of May 31, 2013, OppenheimerFunds' portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of May 31, 2013, in addition to the Large Cap Disciplined Equity Fund, OppenheimerFunds' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Manind (Mani) Govil	9	$11.87	0	$0	0	$0
Benjamin Ram	8	$10.32	0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Large Cap Disciplined Equity Fund. At times, those responsibilities could potentially conflict with the interests of the Large Cap Disciplined Equity Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Large Cap Disciplined Equity Fund's investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Large Cap Disciplined Equity Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Large Cap Disciplined Equity Fund. Not all funds and accounts advised by OppenheimerFunds have the same management fee. If the management fee structure of another fund or account is more advantageous to OppenheimerFunds than the fee structure of the Large Cap Disciplined Equity Fund, OppenheimerFunds could have an incentive to favor the other fund or account. However, OppenheimerFunds' compliance procedures and Code of Ethics recognize OppenheimerFunds' obligation to treat all of its clients, including the Large Cap Disciplined Equity Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended June 30, 2013.

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts and strategies; and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). (Since 2009, long-term awards for Investment Professionals below level of Vice President have been in the form of restricted stock only). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Large Cap Disciplined Equity Fund (or any other individual account managed by QMA)

or the value of the assets of the Large Cap Disciplined Equity Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: (i) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA's strategies are managed; and (ii) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity Fund's most recently completed fiscal year, QMA's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2013, in addition to the Large Cap Disciplined Equity Fund, QMA's portfolio managers were responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts[1]	Total Assets (in millions)	Number of Accounts[1]	Total Assets (in millions)	Number of Accounts[1]		Total Assets (in millions)
Peter Xu, Ph.D.	12	$9,313.9	9	$2,260.8	25		$5,742.7
	0	$0	0	$0	5	*	$680.4
Devang Gambhirwala	13	$9,386.5	9	$2,260.8	27		$5,787.0
	0	$0	0	$0	5	*	$680.4

1  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

Conflicts of Interest. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods: (i) elimination of the conflict; (ii) disclosure of the conflict; or (iii) management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial's policies on business ethics, personal securities trading and information barriers. QMA has adopted a Code of Ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest: Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations: QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client's portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA sub-advises, may differ from fees charged for single client accounts.

Long Only/Long-Short Accounts: QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals: QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those funds and accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA's investment professionals may have an interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

Proprietary Accounts: QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

Non-Discretionary Accounts or Models: QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

Large Accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

Securities of the Same Kind or Class: QMA may buy or sell, or may direct or recommend that the Large Cap Disciplined Equity Fund buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for the Large Cap Disciplined Equity Fund and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA's management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA's allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA's policies with respect to allocation and aggregation are to treat all of its accounts, including the Large Cap Disciplined Equity Fund, fairly and equitably. QMA's compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA's side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA's trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives. QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA's compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently within all strategies.

QMA's investment strategies generally require that QMA invest its clients' assets, including the assets of the Large Cap Disciplined Equity Fund, in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

With respect to QMA's management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA's review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.

QMA's Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA's Affiliations. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of the Large Cap Disciplined Equity Fund, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA's relationship with Prudential Financial, Inc. and its other affiliates. For example, QMA's holdings of a security on behalf of the Large Cap Disciplined Equity Fund may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for the Large Cap Disciplined Equity Fund. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

Conflicts Arising Out of Securities Holdings and Other Financial Interests.

•  QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA's client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA's client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM's information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

•  Certain of QMA's employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA's employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

•  A portion of the long-term incentive grant of some of QMA's investment professionals will increase or decrease based on the annual performance of several of QMA's advised accounts over a defined time period. Consequently, some of QMA's portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, QMA's Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA's compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA's. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

RIM

Compensation. SIMC pays RIM a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between RIM and SIMC. RIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2013.

All RIM investment professionals receive a compensation package composed of an industry competitive base salary and a discretionary bonus. Key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

  1.  Individual Contribution: A subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;

  2.  Product Investment Performance: The performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the levels of assets;

  3.  Investment Team Performance: The financial results of the investment group; and

  4.  Firmwide Financial Performance: The overall financial performance of RIM.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, RIM's portfolio managers did not beneficially own any shares of the Small Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of May 31, 2013, in addition to the Small Cap and Small/Mid Cap Equity Funds, RIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robeco WPG Small Cap Value Team (Richard Shuster, CFA and Gregory Weiss)	2		$44.68	0	$0	8	$582.45
	1	*	$101.21	0	$0	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include, but are not limited to, proprietary accounts, separately managed institutional and high net worth accounts and pooled investment vehicles. The other accounts might have similar investment objectives as the Small Cap and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, RIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, RIM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap and Small/Mid Cap Equity Funds. However, RIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that RIM or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is RIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, RIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended June 30, 2013.

Security Capital's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by Security Capital or its affiliates. These elements reflect individual performance and the performance of Security Capital's business as a whole.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by Security Capital or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, Security Capital's portfolio managers did not beneficially own any shares of the Small Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of June 30, 2013, in addition to the Small Cap and Small/Mid Cap Equity Funds, Security Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Anthony R. Manno, Jr.	8	$1.4	2	$0.7	299		$2.4
	0	$0	0	$0	5	*	$0.3
Kenneth D. Statz	8	$1.4	2	$0.7	296		$2.4
	0	$0	0	$0	5	*	$0.3
Kevin W. Bedell	8	$1.4	2	$0.7	302		$2.4
	0	$0	0	$0	5	*	$0.3

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Small Cap and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of

Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap and Small/Mid Cap Equity Funds. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds as set forth in the respective investment sub-advisory agreements between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Funds. The following information relates to the period ended May 31, 2013.

The compensation of SSgA FM's investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA's Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm's overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of May 31, 2013, SSgA FM's portfolio managers did not beneficially own any shares of the Large Cap Index, Extended Market Index or Dynamic Asset Allocation Funds.

Other Accounts. The Large Cap Index and Extended Market Index Funds are managed by the Global Equity Beta Solutions team. Portfolio managers Kristin Carcio and Karl Schneider have day-to-day management responsibility of the Large Cap Index Fund. Michael Feehily, CFA and John Tucker, CFA are Managing directors and Co-Heads of Passive Equity Strategies in North America. They have day-to-day management responsibility of the Extended Market Index Fund. The Dynamic Asset Allocation Fund is managed by the Investment Solutions Group. Portfolio managers Michael O. Martel, Jeremiah K. Holly, CFA, and Charles L. McGinn have day-to-day management responsibility of the Dynamic Asset Allocation Fund. As of May 31, 2013, in addition to the Large Cap Index, Extended Market Index and Dynamic Asset

Allocation Funds, the portfolio managers were also responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Kristin Carcio**	120	$140.39	266	$330.07	404		$429.24
Karl Schneider**	120	$140.39	266	$330.07	404		$429.24
Michael Feehily, CFA**	120	$142.43	266	$330.07	404		$429.24
John Tucker, CFA**	120	$142.43	266	$330.07	404		$429.24
Michael O. Martel	7	$4.95	8	$1.35	312		$76.86
	0	$0	0	$0	9	*	$0.57
Jeremiah K. Holly, CFA	7	$4.95	8	$1.35	312		$76.86
	0	$0	0	$0	9	*	$0.57
Charles L. McGinn	7	$4.95	8	$1.35	312		$76.86
	0	$0	0	$0	9	*	$0.57

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds. Potential conflicts may arise out of: (i) the portfolio manager's execution of different investment strategies for various accounts; or (ii) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from that of the Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds. These differences may be such that, under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by a portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds maintained their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for a portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when a portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for a portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. "Special circumstances" refers to specific guidelines and prohibitions applicable to one account, but not others. Additionally, SSgA FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Stone Harbor

Compensation. SIMC pays Stone Harbor a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Stone Harbor and SIMC. Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2013.

Stone Harbor's portfolio managers are compensated on investment performance versus the J.P. Morgan Emerging Markets Bond Index Global as measured on a one-, three- and five-year horizon, equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. The overall compensation structure for all Stone Harbor employees is based on three components: base salary, discretionary performance-based bonus and profit participation based on relative equity share.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, Stone Harbor's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2013, Stone Harbor's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Peter Wilby, CFA	12	$7,866	31		$19,181	109		$34,730
	0	$0	5	*	$1,467	9	*	$3,099
James Craige, CFA	10	$7,181	25		$18,351	90		$31,174
	0	$0	5	*	$1,274	7	*	$2,637
Pablo Cisilino	10	$7,181	25		$18,351	90		$31,174
	0	$0	5	*	$1,274	7	*	$2,637
Angus Halkett, CFA	10	$7,181	25		$18,351	90		$31,174
	0	$0	5	*	$1,274	7	*	$2,637
David Oliver, CFA	10	$7,181	25		$18,351	90		$31,174
	0	$0	5	*	$1,274	7	*	$2,637
William Perry	10	$7,181	25		$18,351	90		$31,174
	0	$0	5	*	$1,274	7	*	$2,637

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance policies and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs.

Potential conflicts of interest may arise because an Emerging Markets Debt Fund portfolio manager has day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Emerging Markets Debt Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

TIM

Compensation. SIMC pays TIM a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between TIM and SIMC. TIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex- US Funds. The following information relates to the period ended May 31, 2013.

The compensation of each portfolio manager includes an annual salary, annual bonus and company-wide profit sharing. Each portfolio manager also owns equity shares in TIM. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: (i) revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager and multiple-year historical total return of accounts managed by the manager relative to market performance and similar funds; (ii) single-year return of accounts managed by the portfolio manager relative to market performance and similar funds; and (iii) the degree of sensitivity of the manager to potential tax liabilities created in generating returns relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of TIM, such benefits accrue from the overall financial performance of TIM.

Ownership of Fund Shares. As of May 31, 2013, TIM's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts. As of May 31, 2013, TIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
William V. Fries, CFA	15	$32,950	12		$5,934	41	$9,082
	0	$0	1	*	$97.90	0	$0
Wendy Trevisani	15	$32,950	18		$5,994	10,276	$15,100
	0	$0	1	*	$97.90	0	$0
Lei Wang, CFA	15	$32,950	12		$5,934	41	$9,082
	0	$0	1	*	$97.90	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Most portfolio managers manage investments for multiple clients, including mutual funds, private accounts and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of multiple accounts. These conflicts could include:

•  allocating a favorable investment opportunity to one account but not another;

•  directing one account to buy a security before purchases through other accounts increase the price of the security in the market place;

•  giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

•  obtaining services from brokers conducting trades for one account that are used to benefit another account.

TIM has considered the likelihood that material conflicts of interest could arise between the portfolio managers' management of multiple client accounts. TIM has not identified any such conflicts that may arise and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TIM's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the World Equity Ex-US or Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US or Screened World Equity Ex-US Funds. TIM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, TIM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of World Equity Ex-US and Screened World Equity Ex-US Fund trades. It is theoretically possible that TIM's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the World Equity Ex-US and Screened World Equity Ex-US Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that TIM or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is TIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

Timberline

Compensation. SIMC pays Timberline a fee based on the assets under management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Timberline and SIMC. Timberline pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2013.

All investment team members' incentives (portfolio managers, co-portfolio managers and analysts) are determined by their individual contributions to the performance of the firm's portfolio strategies and by the pre-tax total return of the strategy composites versus their relevant benchmarks and their peers over the current year and the previous three years.

The firm's portfolio strategies and their benchmarks are:

•  Timberline Small Cap Growth Strategy: Russell 2000 Growth Index

•  Timberline Small/Mid Cap Growth Strategy: Russell 2500 Growth Index.

Ownership of Fund Shares. As of May 31, 2013, Timberline's portfolio manager did not beneficially own any shares of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds.

Other Accounts. As of May 31, 2013, in addition to the Small Cap, Small Cap II, and Small/Mid Cap Equity Funds, Timberline's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kenneth. A. Korngiebel	4	$231.37	1	$4.90	42	$208.27

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Timberline's portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the Small Cap, Small Cap II, and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Small Cap, Small Cap II, and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, Small Cap II, and Small/Mid Cap Equity Funds. Timberline does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Timberline believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Timberline's portfolio manager's day-to-day management of the Small Cap, Small Cap II, and Small/Mid Cap Equity Funds. Because of his position with the Small Cap, Small Cap II, and Small/Mid Cap Equity Funds, the portfolio manager knows the size, timing and possible market impact of Small Cap, Small Cap II and Small/Mid Cap Equity Fund trades. It is theoretically possible that Timberline's portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Small Cap, Small Cap II or Small/Mid Cap Equity Funds. However, Timberline has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Timberline's portfolio manager's management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Small Cap, Small Cap II and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that Timberline or its portfolio manager receive, or expect to receive, greater compensation from Timberline's management of the other accounts than from Small Cap, Small Cap II and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is Timberline's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Timberline has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Timberline's portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap, Small Cap II and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap, Small Cap II and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

TAM

Compensation. SIMC pays TAM a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between TAM and SIMC. TAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2013.

Each portfolio manager of the Multi Cap Equity ("MCE") investment team has an equity interest in the firm. At this time, TAM's fee schedule for the MCE strategy does not allow for performance fee accounts.

Each portfolio manager receives compensation in connection with his management of the MCE strategy and other responsibilities at TAM, which includes the following components: (i) base remuneration and (ii) a discretionary annual bonus.

Base Remuneration. The annual base remuneration can be a fixed or variable amount. Certain portfolio managers are paid a fixed remuneration out of the variable amount. Messrs. Kleinschmidt and Hunt receive a variable amount. Messrs. Zock and Shawn receive a fixed remuneration out of the variable amount. The variable amount is calculated using the amount of investment advisory fees collected by TAM each month, in arrears, derived from the value of the portfolio assets of accounts (including the Tocqueville Funds) for which these individuals are portfolio managers. These portfolio managers will receive the balance of any respective variable amounts remaining as their compensation after payment of the fixed salaries to the portfolio managers and other members of the investment team and certain other expenses. In addition, Mr. Kleinschmidt receives a fixed fee for his role as a director of Tocqueville Management Corp, the firm's General Partner.

Bonus. Each portfolio manager is eligible to receive a discretionary annual bonus in addition to their base remuneration. The level of the discretionary bonus is determined by TAM based upon a number of factors, including the firm's profitability, the expansion of the client account base, the market environment for the respective period, the portion of firm's revenue that was generated by the work and effort of the portfolio manager, the involvement of the portfolio manager in the investment management functions of TAM, the portfolio manager's role in the development of other investment professionals, the portfolio manager's work relationship with support staff and the portfolio manager's overall contribution to strategic planning and input in decisions for the firm's group of investment managers.

Incentive Fee. For certain accounts managed by Mr. Hunt, a portion of the fees paid to TAM may be linked to performance. For these particular accounts, TAM will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. Mr. Hunt is then paid a percentage of all these incentive fees, and TAM retains the balance.

Ownership of Fund Shares. As of May 31, 2013, TAM's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2013, in addition to the Large Cap Diversified Alpha Fund, TAM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert W. Kleinschmidt, CFA	1	$364.49	2	$121.43	65	$1,220.69
James Hunt	1	$238.47	4	$145.11	62	$917.74
Peter Shawn	0	$0	2	$121.43	6	$621.32
Joseph Zock	0	$0	2	$121.43	29	$632.39

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers may manage other accounts. A portfolio manager's management of these other accounts may give rise to potential conflicts of interest. TAM has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts; however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts. Certain components of the portfolio managers' compensation structure may also give rise to potential conflicts of interest to the extent that a portfolio manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, each portfolio manager's base remuneration is based on total advisory fees collected each month, in arrears, for those accounts managed by such portfolio manager. As a result, since their base remuneration is directly tied to the percentage of the advisory fee charged to the accounts, the portfolio managers may have an incentive to favor accounts where TAM charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets. In addition, as described above, certain portfolio managers are paid a discretionary annual bonus, and the level of the discretionary annual bonus is determined, in part, based upon TAM's profitability. Such profits are generally derived from the fees TAM receives for managing all of its investment management accounts. To the extent that accounts other than the Large Cap Diversified Alpha Fund have the potential to generate more profits for TAM, the portfolio managers may have an incentive to favor such other accounts.

Because portfolio managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Large Cap Diversified Alpha Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. TAM has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

WRIMCO

Compensation.  SIMC pays WRIMCO a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between WRIMCO and SIMC. WRIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2013.

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by

WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Ownership of Fund Shares. As of May 31, 2013, WRIMCO's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2013, in addition to the Large Cap Fund, WRIMCO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Erik Becker, CFA	4	$4,833.260	7	$1,060.358	23	$1,269.546
Guz Zinn, CFA	4	$4,833.260	7	$1,060.358	23	$1,269.546

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Large Cap Fund.

•  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Large Cap Fund. Securities selected for funds or accounts other than the Large Cap Fund might outperform the securities selected for the Large Cap Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO has adopted certain compliance procedures, including a Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds as set forth in an investment sub-advisory agreement between Wellington Management and SIMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds. The following information relates to the period ended May 31, 2013.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds' managers listed in the prospectus who are primarily responsible for the day-to-day management of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds (the "Portfolio Managers") includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund(s) managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the Small/Mid Cap Equity Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one- and three-year periods, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees. The incentives paid to the Portfolio Manager for the Opportunistic Income and Ultra Short Duration Bond Funds, which have no performance-related component, are based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli and Smith are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Small/Mid Cap Equity	Russell 2000 Growth (Angeli)

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds' most recently completed fiscal year, Wellington Management's Portfolio Managers did not beneficially own any shares of the Small/Mid Cap Equity, Opportunistic Income or Ultra Short Duration Bond Funds.

Other Accounts. As of May 31, 2013, in addition to the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Steven Angeli, CFA (Small/Mid Cap Equity)	12	$3,034	14		$943	27		$1,834
	0	$0	2	*	$239	3	*	$641
Timothy E. Smith** (Opportunistic Income and Ultra Short Duration Bond)	5	$4,765	4		$1,397	33		$6,864

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds.

Each Fund's manager(s) listed in the prospectus, who are primarily responsible for the day-to-day management of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds ("Portfolio Managers"), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds. The Portfolio Managers make investment decisions for each account, including the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including initial public offerings ("IPOs"), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds or make investment decisions that are similar to those made for the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds, both of which have the potential to adversely impact the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds and for one or more other accounts at or at about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds. Mr. Angeli also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs and compliance with the firm's Code of Ethics and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

WellsCap

Compensation. SIMC pays WellsCap a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between WellsCap and SIMC. WellsCap pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2013.

The compensation structure for WellsCap's portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under each portfolio manager's management within acceptable risk parameters. Relative investment performance is generally evaluated for one-, three- and five-year performance results, with a predominant weighting on the three- and five-year time periods versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. The benchmark(s) against which the performance of a fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of each fund's prospectus.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, WellsCap's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2013, in addition to the Core Fixed Income Fund, WellsCap's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Tom O'Conner	9	$10.64	2	$1.31	33		$10.93
	0	$0	0	$0	1	*	$0.52
Troy Ludgood	9	$10.64	2	$1.31	33		$10.93
	0	$0	0	$0	1	*	$0.52

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. WellsCap's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

WestEnd

Compensation. SIMC pays WestEnd a fee based on the assets under management of the Large Cap and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between WestEnd and SIMC. WestEnd pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap and Large Cap Diversified Alpha Funds. The following information relates to the period ended July 31, 2013.

Key personnel are provided with competitive compensation, including salaries, bonuses and equity participation. WestEnd's compensation program supports retention, and its corporate culture fosters teamwork as well as the means for excellence to be recognized and rewarded. No conflicts are present that may impede management of the Large Cap or Large Cap Diversified Alpha Funds or other accounts.

Ownership of Fund Shares. As of the end of the Large Cap and Large Cap Diversified Alpha Funds' most recently completed fiscal year, WestEnd's portfolio managers did not beneficially own any shares of the Large Cap or Large Cap Diversified Alpha Funds.

Other Accounts. As of July 31, 2013, in addition to the Large Cap and Large Cap Diversified Alpha Funds, WestEnd's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert L. Pharr	3	$424	5	$484	1,270	$2,043

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. WestEnd's portfolio manager manages other accounts with similar objectives as the Large Cap and Large Cap Diversified Alpha Funds, which may give rise to potential conflicts of interest. WestEnd does not believe these conflicts are material. To the extent that conflicts arise that are material, WestEnd believes its policies and procedures are designed to effectively manage those conflicts in an appropriate way.

For each investment strategy offered, investment decisions are made at the product level. All accounts in a particular strategy hold the same securities in the same relative quantities. Any changes to the model are executed across all accounts in the strategy at or around the same time (subject to WestEnd's trading procedures), provided client-imposed restrictions do not require exclusion.

A potential conflict of interest may exist as a result of WestEnd's portfolio managers managing the Large Cap and Large Cap Diversified Alpha Funds along with other accounts, which, in theory, may allow the portfolio managers to allocate investment opportunities in a way that favors the other accounts over the Large Cap and Large Cap Diversified Alpha Funds. Notwithstanding this theoretical conflict of interest, it is WestEnd's policy to manage each account based on its investment objectives and restrictions. WestEnd has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis and in a manner consistent with each account's investment objectives and restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2013.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of the end of the Core Fixed Income's most recently completed fiscal year, Western Asset's portfolio manager did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2013, in addition to the Core Fixed Income, Western Asset's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Stephen A. Walsh	102	$179,162.2	235		$93,506.8	711		$169,677.11
	0	$0	6	*	$949.8	61	*	$15,908.77
Carl L. Eichstaedt	16	$23,042.2	17		$5,927.3	185		$48,065.62
	0	$0	0		$0	23	*	$7,053.12
Mark S. Lindbloom	16	$25,113.6	13		$4,830.5	168		$45,028.32
	0	$0	0		$0	23	*	$7,275.7

*  These accounts, which are a subset of the accounts in preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures to allocate portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security, the execution of the transaction or both, to the possible detriment of the Core Fixed Income Fund or the other accounts involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales)

with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could arise in managing both the Core Fixed Income Fund and the other accounts listed above.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2013.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of the end of the Core Fixed Income's most recently completed fiscal year, Western Asset Limited's portfolio manager did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2013, in addition to the Core Fixed Income, Western Asset Limited's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Stephen A. Walsh	102	$179,162.2	235		$93,506.8	711		$169,677.11
	0	$0	6	*	$949.8	61	*	$15,908.77

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset Limited's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited's compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could arise. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a

SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

William Blair

Compensation. SIMC pays William Blair a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between William Blair and SIMC. William Blair pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2013.

The compensation of William Blair's portfolio managers is based on the firm's mission: "to achieve success for its clients." Messrs. Mitchell, Leslie and Kilmer are principals of William Blair, and as of May 31, 2013, their compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the principals' ownership stakes is determined by the head of William Blair's Investment Management Department, subject to the approval of William Blair's Executive Committee and based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account, and no indexes are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Equity Funds' most recently completed fiscal year, William Blair's portfolio managers did not beneficially own any shares of the Small Cap or Small/Mid Cap Equity Funds.

Other Accounts. As of May 31, 2013, in addition to the Small Cap and Small/Mid Cap Equity Funds, William Blair's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David S. Mitchell, CFA	6	$440.4	4	$80.6	8	$273.3
Mark T. Leslie, CFA	6	$440.4	4	$80.6	8	$273.3
Chad M. Kilmer, CFA	6	$440.4	4	$80.6	8	$273.3

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. William Blair's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Small Cap and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap and Small/Mid Cap Equity Funds. William Blair believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that William Blair's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap and Small/Mid Cap Equity Funds. However, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that William Blair or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is William Blair's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while William Blair's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor") serves as each Fund's distributor. The Distributor, a wholly owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Distribution Agreement is reviewed and approved at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities (as defined under the 1940 Act) of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined under the 1940 Act) of any such party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist the Financial Advisor in providing advice to investors.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder or administrative servicing fees paid to a financial institution in accordance with the Funds' Shareholder Servicing Plan or Administrative Servicing Plan.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources and are not charged to the Funds.

Although a Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund's portfolio, the Fund, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, the Sub-Advisers, to review such services. Among other things, the Board regularly considers the Sub-Advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements annually, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, the Governance Committee and the Fair Value Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. There are currently 24 Funds in the Trust and 92 funds in the Fund Complex (as described below).

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1995)—President and Chief Executive Officer of the Trust, December 2005-present. SEI employee, 1974-present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee** (since 1995)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

*  Mr. Nesher is a Trustee deemed to be an "interested" person of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

**  Mr. Doran is a Trustee deemed to be an "interested" person of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997 to December 2011. Member of the independent review committee for SEI's Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

NINA LESAVOY (DOB 07/24/57)—Trustee*** (since 2003)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Director of SEI Opportunity Fund, L.P. to 2010. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Director of SEI Opportunity Fund, L.P. to 2010. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Retired. Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2008)—Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003. Director of AMVESCAP PLC from 1993-2004. Director, Colonial Banc Group, Inc., 2003-2009. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Director, Aaron's Inc., August 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves

***  Ms. Lesavoy is a Trustee who may be deemed to be an "interested" person (as the term is defined in the 1940 Act) of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trust since 1995.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 1995.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and the experience he has gained serving as Trustee of the Trust since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the Trust since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as Trustee of the Trust since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as Trustee of the Trust since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship;

(ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee.  The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ninety-four (94) times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that, with the exception of Mr. Harris, is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" (as defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Sullivan, Williams, Johnson and Harris and Ms. Lesavoy currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met three (3) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*		Aggregate Dollar Range of Shares (Fund Complex)**
Interested
Mr. Nesher	$10,001-$50,000	(Large Cap Fund)	Over $100,000
$50,001-$100,000 (Large Cap Index Fund)
$10,001-$50,000 (Small/Mid Cap Equity Fund)
$50,001-$100,000 (U.S. Managed Volatility Fund)
$50,001-$100,000 (World Equity Ex-US Fund)
Over $100,000 (Core Fixed Income Fund)
Over $100,000 (High Yield Bond Fund)
$50,001-$100,000 (Real Return Fund)
$10,001-$50,000 (Dynamic Asset Allocation Fund)
$50,001-$100,000 (Multi-Asset Real Return Fund)
Mr. Doran	Over $100,000 (Small Cap Fund)		Over $100,000
Over $100,000 (U.S. Managed Volatility Fund)
Over $100,000 (High Yield Bond Fund)
$50,001-$100,000 (Real Return Fund)
$50,001-$100,000 (Emerging Markets Debt Fund)
Independent
Mr. Sullivan	None		Over $100,000
Ms. Lesavoy***	None		None
Mr. Williams	None		None
Mr. Johnson	None		None
Mr. Harris	None		None

*  Valuation date is December 31, 2012.

**  The Fund Complex currently consists of 92 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds.

***  Ms. Lesavoy is a Trustee who may be deemed to be an "interested" person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	N/A	N/A	N/A	N/A
Mr. Doran	N/A	N/A	N/A	N/A

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Independent
Mr. Sullivan	$58,133	N/A	N/A	$240,383
Ms. Greco*	$50,892	N/A	N/A	$210,383
Ms. Lesavoy**	$50,890	N/A	N/A	$210,383
Mr. Williams	$50,890	N/A	N/A	$210,383
Mr. Johnson	$50,890	N/A	N/A	$210,383
Mr. Harris	$50,890	N/A	N/A	$210,383

*  Ms. Greco resigned from the Board of Trustees as of March 29, 2013.

*  Ms. Lesavoy is a Trustee who may be deemed to be an "interested" person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Institutional Investments Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Russell Emery, the Chief Compliance Officer ("CCO") of the Trust, receives compensation from the Trust for his services. The Trust's CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

PETER A. RODRIGUEZ (DOB 1/18/62)—Controller and Chief Financial Officer (since 2011)—Director, Funds Accounting, SEI Investments Global Funds Services since March 2011, September 2002 to March 2005 and 1997-2002. Director, Mutual Fund Trading, SEI Private Trust Company, May 2009 to February 2011. Director, Asset Data Services, Global Wealth Services, June 2006 to April 2009. Director, Portfolio Accounting, SEI Investments Global Funds Services, March 2005 to June 2006.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2012)—Director of Global Investment Product Management, January 2004 to present.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Director of Investment Product Management and Development of SIMC, February 2003-March 2006. Chief Compliance Officer of New Covenant Funds since February 2012.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

EDWARD MCCUSKER (DOB 11/18/83)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2013). Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust September 2008-September 2010.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting (and for management proposals to do so) and shareholder social, workforce and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate for the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act or otherwise; (iv) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the Funds' securities is not reasonably practicable or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, SIMC, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each

Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of a Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Different rules apply to pre-enactment net capital losses which can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for a Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Funds.

Excise Taxes. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions. If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions received by a Fund from another RIC (including an ETF that is taxable as a RIC) will be treated as qualified dividend income only to the extent so designated by such RIC. If you lend your Fund Shares, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the Shares are held by the borrower) as qualified dividend income. For non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Sale or Exchange of Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Each Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the method that has been communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to only report the gross proceeds from the sale of a Fund's shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Foreign Taxes. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Federal Tax Treatment of Certain Fund Investments. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

Both the Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel, based on customary representations, concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, should be "qualifying income" for RIC qualification purposes, to the extent distributions are made to the Funds by the respective Subsidiary. In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. If, however, the IRS does not provide prospective relief and/or transition periods for any public guidance it may issue, there is a risk that the IRS could assert that the income of each Subsidiary imputed for income tax purposes to the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively, will not be considered "qualifying income" for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. Also, if the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect the Funds.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by such Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts that are securities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the "Qualifying Income Test" described above in the paragraph discussing the requirements for qualification as a RIC. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

A Fund's transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of foreign stocks and securities are treated as ordinary income by the Fund. Each Fund must make certain distributions in order to qualify as a RIC and the timing of and character of transactions such as foreign currency-related gains and losses may result in a Fund paying a distribution treated as a return of capital. Such a distribution is nontaxable to the extent of the recipient's basis in its shares. Accordingly, in order to avoid certain income and excise taxes, each Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless such Fund elects to include the market discount in income as it accrues as discussed above.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (REMICs); (ii) the Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are encouraged to consult with their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold, at a rate of 28%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, a Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend," which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The withholding exemptions for "interest related dividends" and "qualified short-term capital gain dividends" apply to dividends with respect to taxable years of the Fund beginning before January 1, 2014.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

FUND PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily pay the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the advisers will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions, dealer spreads or underwriting discounts, transfer taxes or other direct transaction expenses.

It is expected that the Funds may execute a substantial portion of their brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" (as defined under the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by the Rules of the Financial Industry Regulatory Authority ("FINRA"), and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the advisers under the Investment Advisory Agreements. Any advisory, sub-advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases, the advisers receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, an adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while an adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, an adviser faces a potential conflict of interest, but an adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The advisers, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "CR Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the CR Program. Under the CR Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the CR Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Prospectus, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the CR Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the CR Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in the Sub-Adviser(s) in the Fund or a reallocation of assets among the Fund's Sub-Adviser(s). An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds' brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2011, 2012 and 2013, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)					Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)					% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2011		2012		2013	2011		2012		2013	2013	2013
Large Cap Fund	$1,289		$1,172		$808	$68		$119		$41	5%	0%
Large Cap Diversified Alpha Fund	$428		$346		$314	$41		$25		$2	1%	0%
Large Cap Disciplined Equity Fund	$8,524		$6,907		$5,766	$154		$40		$175	3%	0%
Large Cap Index Fund	$53		$70		$32	$14		$16		$5	15%	0%
Extended Market Index Fund	*		*		$7	*		*		$0	0%	0%
Strategic U.S. Large Cap Equity Fund	*		*		*	*		*		*	*	*
Small Cap Fund	$2,272		$1,579		$1,599	$330		$144		$167	10%	0%
Small Cap II Fund	*		$2	†††	$375	*		$0	†††	$4	1%	0%
Small/Mid Cap Equity Fund	$4,889		$4,291		$5,868	$55		$41		$28	0%	0%
U.S. Managed Volatility Fund	$82		$237		$214	$21		$0		$0	0%	0%
World Equity Ex-US Fund	$6,994		$5,518		$6,480	$423		$411		$38	1%	0%
Screened World Equity Ex-US Fund	$121		$64		$70	$10		$6		$0	0%	0%
Emerging Markets Equity Fund	*		*		*	*		*		*	*	*
Global Equity Fund	*		*		*	*		*		*	*	*
Opportunistic Income Fund	$1		$1		$1	$0		$0		$0	0%	0%
Core Fixed Income Fund	$201		$213		$586	$0		$0		$0	0%	0%
High Yield Bond Fund	$4		$3		$0	$0		$0		$0	0%	0%
Long Duration Fund	$85		$87		$64	$0		$0		$0	0%	0%
Long Duration Corporate Bond Fund	*		*		$30	*		*		$0	0%	0%
Ultra Short Duration Bond Fund	$2	††	$2		$2	$0	††	$0		$0	0%	0%
Emerging Markets Debt Fund	$4		$1		$1	$0		$0		$0	0%	0%
Real Return Fund	$4		$1		$1	$0		$0		$0	0%	0%
Dynamic Asset Allocation Fund	$55	†	$218	†	$82	$0	†	$0	†	$0	0%	0%
Multi-Asset Real Return Fund	*		$85	††††	$82	*		$0	††††	$0	0%	0%

*  Not in operation during such period.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

†††  Commenced operations on April 10, 2012.

††††  Commenced operations on July 29, 2011.

The portfolio turnover rate for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Extended Market Index Fund, Strategic U.S. Large Cap Equity Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Corporate Bond Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund for the fiscal years ended May 31, 2012 and 2013 was as follows:

	Turnover Rate
Fund	2012	2013
Large Cap Fund	83%	47%
Large Cap Diversified Alpha Fund	101%	82%
Large Cap Disciplined Equity Fund	93%	109%
Large Cap Index Fund	12%	14%
Extended Market Index Fund	*	4	%†††
Strategic U.S. Large Cap Equity Fund	*	*
Small Cap Fund	85%	85%
Small Cap II Fund	9%†	113%
Small/Mid Cap Equity Fund	84%	92%
U.S. Managed Volatility Fund	44%	41%
World Equity Ex-US Fund	56%	52%
Screened World Equity Ex-US Fund	76%	76%
Emerging Markets Equity Fund	*	*
Global Equity Fund	*	*
Opportunistic Income Fund	58%	26%
Core Fixed Income Fund	386%	315%
High Yield Bond Fund	50%	72%
Long Duration Fund	121%	96%
Long Duration Corporate Bond Fund	*	100	%††††
Ultra Short Duration Bond Fund	222%	178%
Emerging Markets Debt Fund	55%	119%
Real Return Fund	96%	97%
Dynamic Asset Allocation Fund	140%	35%
Multi-Asset Real Return Fund	58%††	49%

*  Not in operation during such period.

†  Commenced operations on April 10, 2012.

††  Commenced operations on July 29, 2011.

†††  Commenced operations on February 28, 2013.

††††  Commenced operations on June 29, 2012.

For some of the Funds, turnover increased or decreased in the fiscal year 2013 as compared with the fiscal year 2012.

The Small Cap II Fund's relatively low portfolio turnover in 2012 was the result of the Fund having less than two months of performance prior to the Trust's fiscal year end. Although the Fund's 2013 portfolio turnover is more in line with expectations, it may have been inflated due to the Fund's recent launch at the beginning of the 2013 fiscal year.

The Dynamic Asset Allocation Fund's relatively high portfolio turnover in 2012 was the result of a change to the Fund's investment strategy in late April 2012 and corresponding transactions to align the Fund's portfolio with the revised strategy.

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2013:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	J.P. Morgan Citigroup Goldman Sachs Bank of America Morgan Stanley	Equity Equity Equity Equity Equity	$ 34,349 $ 27,297 $ 9,757 $ 7,702 $ 1,095
Large Cap Diversified Alpha Fund	Citigroup J.P. Morgan Goldman Sachs Bank of America Morgan Stanley	Equity Equity Equity Equity Equity	$ 2,058 $ 1,970 $ 1,750 $ 1,166 $ 458
Large Cap Disciplined Equity Fund	Citigroup J.P. Morgan Bank of America Morgan Stanley Goldman Sachs	Equity Equity Equity Equity Equity	$ 96,658 $ 87,294 $ 40,197 $ 34,589 $ 25,154
Large Cap Index Fund	J.P. Morgan Citigroup Bank of America Goldman Sachs Morgan Stanley	Equity Equity Equity Equity Equity	$ 27,171 $ 19,959 $ 19,280 $ 9,931 $ 5,306
International Equity Fund	BNP Paribas Barclays UBS Deutsche Bank Credit Suisse	Equity Equity Equity Equity Equity	$ 2,449 $ 1,773 $ 1,489 $ 1,001 $ 388
World Equity Ex-US Fund	Credit Suisse Barclays UBS Deutsche Bank BNP Paribas	Equity Equity Equity Equity Equity	$ 46,406 $ 40,541 $ 30,816 $ 24,346 $ 10,437
Screened World Equity Ex-US Fund	BNP Paribas Deutsche Bank Credit Suisse Barclays UBS	Equity Equity Equity Equity Equity	$ 385 $ 359 $ 262 $ 205 $ 90
Opportunistic Income Fund	J.P. Morgan Bank of America Goldman Sachs UBS Citigroup Morgan Stanley Credit Suisse Deutsche Bank	Debt Debt Debt Debt Debt Debt Debt Debt	$ 1,596 $ 1,120 $ 737 $ 731 $ 481 $ 389 $ 303 $ 126

Fund	Name of Issuer	Type of Security	Amount (000)
Core Fixed Income Fund	Bank of America J.P. Morgan Morgan Stanley Citigroup Goldman Sachs Credit Suisse UBS Barclays BNP Paribas Deutsche Bank	Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt	$ 156,528 $ 122,214 $ 74,074 $ 72,897 $ 72,167 $ 35,286 $ 31,508 $ 19,056 $ 2,167 $ 587
High Yield Bond Fund	Bank of America Barclays	Debt Debt	$ 5,514 $ 1,517
Long Duration Fund	Morgan Stanley Citigroup Bank of America Goldman Sachs J.P. Morgan Deutsche Bank Credit Suisse	Debt Debt Debt Debt Debt Debt Debt	$ 32,004 $ 29,144 $ 26,933 $ 25,285 $ 23,638 $ 2,309 $ 21
Long Duration Corporate Bond Fund	Citigroup Goldman Sachs Bank of America Morgan Stanley J.P. Morgan Deutsche Bank Credit Suisse Barclays UBS	Debt Debt Debt Debt Debt Debt Debt Debt Debt	$ 30,702 $ 29,239 $ 25,363 $ 21,450 $ 21,415 $ 1,523 $ 305 $ 260 $ 117
Ultra Short Duration Bond Fund	J.P. Morgan Morgan Stanley Goldman Sachs Bank of America Citigroup UBS Credit Suisse BNP Paribas Deutsche Bank	Debt Debt Debt Debt Debt Debt Debt Debt Debt	$ 14,977 $ 7,124 $ 6,738 $ 6,612 $ 6,122 $ 3,959 $ 2,804 $ 1,065 $ 810
Emerging Markets Debt Fund	BNP Paribas Citigroup Deutsche Bank Bank of America	Debt Debt Debt Debt	$ 16,454 $ 3,771 $ 3,579 $ 351
Dynamic Asset Allocation Fund	J.P. Morgan Citigroup Bank of America Goldman Sachs Morgan Stanley	Equity Equity Equity Equity Equity	$ 16,120 $ 12,202 $ 11,421 $ 5,510 $ 2,792

Fund	Name of Issuer	Type of Security	Amount (000)
Multi-Asset Real Return Fund	Bank of America Goldman Sachs J.P. Morgan Morgan Stanley Citigroup UBS Barclays Credit Suisse	Equity Equity Equity Equity Equity Equity Equity Equity	$ 2,493 $ 1,669 $ 1,034 $ 993 $ 815 $ 737 $ 451 $ 106

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents, the Funds' legal counsel and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE OF UNAUDITED BALANCE SHEET INFORMATION

An unaudited balance sheet for the Funds can be obtained on the Internet at the following address: http://www.seic.com/prospectus (the access code for this information is SIIT-BAL). This unaudited balance sheet reflects figures from the previous month end. The information will be updated on the last day of each month, with the exception of May 31 (Annual Report date) and November 30 (Semi-Annual Report date).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or this SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 9, 2013, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who own of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-998	35,414,673.492	38.55%
SEI Core Strategies Collective Trust SEI Large Cap Fund Portfolio Implementations & Trading One Freedom Valley Drive Oaks, PA 19456-9989	7,474,464.890	8.14%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	5,516,349.848	6.00%
Northern Trust Co FBO Northwest Community Healthcare 801 S. Canal Street Chicago, IL 60607-4715	4,849,149.590	5.28%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	4,673,868.731	5.09%

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Diversified Alpha Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,160,230.610	38.30%
NFS LLC FEBO FMTC Retirement for Duke Energy Duke Retirement Fund 2020 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	3,147,774.644	11.87%
NFS LLC FEBO FMTC Retirement for Duke Energy Duke Retirement Fund 2025 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	3,029,701.421	11.42%
NFS LLC FEBO FMTC Retirement for Duke Energy Duke Retirement Fund 2030 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	2,225,102.273	8.39%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,711,725.300	6.45%
NFS LLC FEBO FMTC Retirement for Duke Energy Duke Retirement Fund 2015 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	1,669,646.998	6.29%
NFS LLC FEBO FMTC Retirement for Duke Energy Duke Retirement Fund 2045 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	1,359,392.216	5.12%
Large Cap Disciplined Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	248,136,451.653	66.05%

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Index Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	9,013,949.021	61.97%
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN: Ray Branscome 899 Cassatt Rd., Ste. 210 Berwyn, PA 19312-1190	1,453,435.570	9.99%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	1,308,182.801	8.99%
Small Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	14,204,199.674	31.52%
SEI Core Strategies Collective Trust SEI Small Cap Fund One Freedom Valley Drive Oaks, PA 19456-9989	4,692,104.680	10.41%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	4,484,884.502	9.95%
Northern Trust as Trustee FBO Lafarge North America Inc 801 S. Canal Street Chicago, IL 60675-0001	3,558,033.833	7.89%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,841,855.271	6.31%
Small Cap II Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	9,104,892.114	51.41%

Name and Address	Number of Shares	Percent of Fund/Class
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN: Ray Branscome 899 Cassatt Rd., Ste. 210 Berwyn, PA 19312-1190	3,648,218.568	20.60%
Wells Fargo N.A. FBO NJ ED CONT/DIS PO Box 1533 Minneapolis, MN 55480-1533	2,270,237.060	12.82%
Small/Mid Cap Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	70,569,120.679	56.84%
Wells Fargo N.A. FBO Ecolab—SEI Small/Mid Cap Equity Fund PO Box 1533 Minneapolis, MN 55480-1533	8,745,473.762	7.04%
U.S. Managed Volatility Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	33,717,898.243	43.77%
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN: Ray Branscome 899 Cassatt Rd., Ste. 210 Berwyn, PA 19312-1190	14,791,019.183	19.20%
Northern Trust FBO Harnischfeger Master Retirement 50 S. LaSalle Street Chicago, IL 60675-0001	10,427,417.626	13.53%
World Equity Ex-US Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	288,294,003.041	52.74%
SEI World Equity Ex-US Fund SEI Large Cap Disciplined Equity Fund 70 York St., Ste. 1600 Toronto, Ontario M5J 1S9	31,064,577.772	5.68%

Name and Address	Number of Shares	Percent of Fund/Class
Screened World Equity Ex-US Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,951,596.938	69.43%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,180,394.417	30.57%
Opportunistic Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	100,389,103.991	66.03%
Core Fixed Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	349,281,923.467	58.26%
High Yield Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	129,183,147.845	59.21%
Long Duration Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	271,441,796.543	68.98%
Northern Trust as Trustee FBO Lafarge North America Inc 801 S. Canal Street Chicago, IL 60675-0001	26,880,558.937	6.83%
Long Duration Corporate Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	68,399,387.450	30.41%
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN: Ray Branscome 899 Cassatt Rd., Ste. 210 Berwyn, PA 19312-1190	66,644,781.810	29.63%

Name and Address	Number of Shares	Percent of Fund/Class
Northern Trust Company Trustee FBO Hospira P.O. Box 92956 Chicago, IL 60675-0001	24,090,996.203	10.71%
Wells Fargo Bank N.A. FBO The Brink's Co Pension-Retirement Plan P.O. Box 1533 Minneapolis, MN 55480-1533	16,920,992.744	7.52%
Emerging Markets Debt Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	78,460,001.947	58.88%
Real Return Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	21,521,504.167	88.70%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,588,638.477	6.55%
Dynamic Asset Allocation Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	56,389,983.395	59.44%
Ultra Short Duration Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	37,661,774.754	76.72%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	4,860,675.137	9.90%
Multi-Asset Real Return Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	26,203,840.939	49.20%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank N.A. FBO Centracare Health Res FD—SEI Investments P.O. Box 1533 Minneapolis, MN 55480-1533	4,591,063.915	8.62%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,626,233.759	6.81%
Extended Market Index Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	11,193,437.188	54.89%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	2,336,223.448	11.46%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	2,088,882.448	10.24%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	1,538,531.036	7.54%
Mac & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	1,194,691.357	5.86%

MASTER/FEEDER OPTION

The Trust may, in the future, seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, Strategic U.S. Large Cap Equity, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond, Ultra Short Duration Bond, and Real Return Funds. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity, Emerging Markets Debt, Dynamic Asset Allocation and Multi-Asset Real Return Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A—DESCRIPTION OF RATINGS
DESCRIPTION OF CORPORATE BOND RATINGS
MOODY'S RATING DEFINITIONS

LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1)  Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2)  The obligation's nature and provisions.

(3)  Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, as implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB  Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B  Debt rated "B" has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC  Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC  The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C  The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D  Debt is rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr  The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L  The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA", its subordinated or junior debt is rated "AAA" or "AA+". If an issuer's actual or implied senior debt rating is lower than "AAA" but higher than "BB+", its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is "A", subordinated debt normally would be rated "A-". If an issuer's actual or implied senior debt rating is "BB+" or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

Investment and Speculative Grades

The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA", "AA", "A", "BBB", generally are recognized as being investment grade. Debt rated "BB" or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

Ratings continue as a factor in many regulations, both in the U.S. and abroad, notably in Japan. For example, the SEC requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

FITCH'S RATINGS DEFINITIONS

LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

MOODY'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

SEI INSTITUTIONAL INVESTMENTS TRUST

PART C. OTHER INFORMATION

Item 28.  Exhibits:

(a)  Registrant's Declaration of Trust, dated March 1, 1995, is herein incorporated by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

(b)  Amended and Restated By-Laws, dated September 13, 2011, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement, dated June 14, 1996, between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation") is herein incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 29, 1997.

(d)(2)  Amended Schedule B, as last revised March 27, 2012, to the Investment Advisory Agreement, dated June 14, 1996, between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 28, 2012.

(d)(3)  Investment Advisory Agreement, dated March 27, 2013, between DAA Commodity Strategy Ltd. and SIMC is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 30, 2013.

(d)(4)  Investment Advisory Agreement, dated March 27, 2013, between MARR Commodity Strategy Ltd. and SIMC is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 30, 2013.

(d)(5)  Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(101) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(6)  Amended Schedules A and B, dated March 29, 2010, to the Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(91) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(7)  Amendment, dated January 6, 2012, to the Investment Sub-Advisory Agreement, dated April 2, 2009, with Amended Schedules A and B, dated March 29, 2010, between SIMC and Acadian Asset Management LLC with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 13, 2012.

(d)(8)  Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return Fund is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(d)(9)  Amendment, dated September 14, 2011, and Amended Schedules A and B, as last revised September 14, 2011, to the Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return, Small Cap and Small/Mid Cap Equity Funds are herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(10)  Amended Schedule A, as last revised March 28, 2012, to the Investment Sub-Advisory Agreement, dated June 22, 2011, as amended September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return, Small Cap, Small/Mid Cap Equity and Small Cap II Funds are herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 28, 2012.

(d)(11)  Amended Schedule B, as last revised June 29, 2012, to the Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBerstein L.P. with respect to the Multi-Asset Real Return, Small Cap, Small/Mid Cap Equity and Small Cap II Funds is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(12)  Investment Sub-Advisory Agreement, dated January 2, 2013, between SIMC and Analytic Investors, LLC with respect to the Large Cap Disciplined Equity and U.S. Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(d)(13)  Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(88) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(14)  Amended Schedules A and B, as last revised March 28, 2012, to the Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Large Cap, Small Cap and Small Cap II Funds are herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 28, 2012.

(d)(15)  Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(107) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(d)(16)  Amended Schedules A and B, dated May 21, 2009, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Opportunistic Income (f/k/a Enhanced LIBOR Opportunities) Funds are herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(17)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(18)  Amended Schedule A, as last revised December 17, 2008, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP with respect to the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(d)(19)  Amendment, dated December 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP with respect to the Large Cap Diversified Alpha, Large Cap and U.S. Managed Volatility Funds are herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 13, 2012.

(d)(20)  Amended Schedule B, as last revised September 20, 2012, to the Investment Sub-Advisory Agreement dated July 1, 2003, as last amended December 15, 2011, between SIMC and AJO, LP with respect to the Multi-Asset Real Return, Small Cap, Small/Mid Cap Equity and Small Cap II Funds is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(21)  Investment Sub-Advisory Agreement, dated March 26, 1999, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on July 16, 1999.

(d)(22)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 26, 1999, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(23)  Investment Sub-Advisory Agreement, dated November 28, 2005, between SIMC and Ashmore Investment Management Ltd with respect to the Emerging Markets Equity and Emerging Markets Debt Funds is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(24)  Amended Schedules A and B, as last revised April 20, 2007, to the Investment Sub-Advisory Agreement, dated November 28, 2005, between SIMC and Ashmore Investment Management Ltd with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(d)(25)  Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(26)  Investment Sub-Advisory Agreement, dated July 31, 2013, between SIMC and Brookfield Investment Management Inc. with respect to the Opportunistic Income Fund is filed herewith.

(d)(27)  Investment Sub-Advisory Agreement, dated September 27, 2010, between SIMC and Brown Advisory LLC (f/k/a Brown Investment Advisory Incorporated) with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(96) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(d)(28)  Investment Sub-Advisory Agreement, dated August 13, 2013, between SIMC and Declaration Management & Research LLC with respect to the Opportunistic Income Fund is filed herewith.

(d)(29)  Amended and Restated Investment Sub-Advisory Agreement, dated April 30, 2013, between Delaware Investments Fund Advisers, a series of Delaware Management Business Trust and SIMC, with respect to the Large Cap, Large Cap Diversified Alpha and Emerging Markets Equity Funds is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(d)(30)  Amended and Restated Investment Sub-Advisory Agreement, dated April 30, 2013, between Delaware Investments Fund Advisers, a series of Delaware Management Business Trust and SIMC, with respect to High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. (033-58041 and 811-07257), filed with SEC on July 30, 2013.

(d)(31)  Form of Amended Schedules A and B, to the Amended and Restated Investment Sub-Advisory Agreement, dated April 30, 2013, between SIMC and Delaware Investments Fund Advisers with respect to the Large Cap and Emerging Markets Equity Funds are filed herewith.

(d)(32)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and EARNEST Partners LLC with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(d)(33)  Investment Sub-Advisory Agreement, dated June 29, 2012, between SIMC and Fiduciary Management Associates, LLC with respect to the Small Cap II Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(34)  Investment Sub-Advisory Agreement, dated March 26, 2009, between SIMC and Guggenheim Partners Investment Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(35)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration Fund is herein incorporated by reference to Exhibit (d)(94) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(36)  Amended Schedules A and B, as last revised April 4, 2012, to the Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration and Long Duration Corporate Bond Funds are herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 24, 2012.

(d)(37)  Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(38)  Amended Schedule A, as last revised January 4, 2011, to the Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(39)  Amended Schedule B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(40)  Amendment, dated January 20, 2012, to the Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and International Equity Funds is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(41)  Investment Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(42)  Amendment, dated October 5, 2011, to the Investment Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 10, 2011.

(d)(43)  Investment Sub-Advisory Agreement, dated June 21, 2013, between SIMC and Investec Asset Management Ltd., the parent company of Investec Asset Management US Ltd., with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 73 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(d)(44)  Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(95) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(45)  Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, Core Fixed Income and Small Cap Funds are herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(46)  Amendment, dated January 25, 2012, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, Core Fixed Income and Small Cap Funds is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(47)  Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap and Small/Mid Cap [Equity] Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(48)  Amended Schedule B, dated July 1, 2011, to the Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap and Small/Mid Cap [Equity] Funds is herein incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(49)  Investment Sub-Advisory Agreement, dated July 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration Fund is herein incorporated by reference to Exhibit (d)(89) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(50)  Amended Schedules A and B, as last revised March 28, 2012, to the Investment Sub-Advisory Agreement, dated July 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration, Core Fixed Income and Long Duration Corporate Bond Funds are herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 24, 2012.

(d)(51)  Investment Sub-Advisory Agreement, dated October 26, 2011, between SIMC and JO Hambro Capital Management Limited with respect to the World Equity Ex-US and Emerging Markets Equity Funds is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 10, 2011.

(d)(52)  Investment Sub-Advisory Agreement, dated September 20, 2012, between SIMC and Kleinwort Benson Investors International Ltd, with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(d)(53)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Lazard Asset Management LLC with respect to the Emerging Markets Equity and Large Cap Disciplined Equity Funds is herein incorporated by reference to Exhibit (d)(95) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(54)  Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(90) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(55)  Amended Schedules A and B, as last revised March 28, 2012, to the Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap, Small/Mid Cap Equity and Small Cap II Funds are herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 28, 2012.

(d)(56)  Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(57)  Amended Schedules A and B, as last revised March 30, 2012, to the Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration and Long Duration Corporate Bond Funds are herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 24, 2012.

(d)(58)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Logan Circle Partners, L.P. with respect to the Ultra Short Duration Bond Fund is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 24, 2012.

(d)(59)  Amended Schedules A and B, as last revised September 20, 2013, to the Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Logan Circle Partners, L.P. with respect to the Long Duration Corporate Bond and Ultra Short Duration Bond Funds are filed herewith.

(d)(60)  Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (5)(k) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 29, 1997.

(d)(61)  Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(62)  Schedule C, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 14, 2003.

(d)(63)  Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(64)  Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(65)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(d)(66)  Amended Schedules A and B, dated March 25, 2005, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(d)(67)  Amendment, dated December 12, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, with Amended Schedules A and B, as last revised March 25, 2005, between SIMC and McKinley Capital Management, LLC with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 13, 2012.

(d)(68)  Investment Sub-Advisory Agreement, dated October 31, 2007, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the Screened World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(117) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(d)(69)  Amendment, dated December 12, 2011, to the Investment Sub-Advisory Agreement, dated October 31, 2007, between SIMC and McKinley Capital Management, LLC with respect to the Screened World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 13, 2012.

(d)(70)  Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration, Core Fixed Income and Long Duration Corporate Bond Funds is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(d)(71)  Investment Sub-Advisory Agreement, dated December 22, 2009, between SIMC and NFJ Investment Group LLC with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(97) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(72)  Amended Schedule B, as last revised December 5, 2012, to the Investment Sub-Advisory Agreement, dated December 22, 2009, between SIMC and NFJ Investment Group LLC with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(d)(73)  Investment Sub-Advisory Agreement, dated September 20, 2012, between SIMC and OppenheimerFunds, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(74)  Investment Sub-Advisory Agreement, dated August 3, 2007, between SIMC and PanAgora Asset Management Inc with respect to the Small/Mid Cap Equity, Small Cap and Emerging Markets Equity Funds is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(d)(75)  Amended Schedules A and B, as last revised June 30, 2011, to the Investment Sub- Advisory Agreement, dated August 3, 2007, between SIMC and PanAgora Asset Management Inc with respect to the Emerging Markets Equity Fund are herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(76)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC (f/k/a Prudential Investment Management, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(77)  Assignment and Assumption Agreement, dated July 1, 2004, between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(78)  Amended Schedules A and B, as last revised July 8, 2009, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity are herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(79)  Amendment, dated January 23, 2012, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(80)  Investment Sub-Advisory Agreement, dated July 1, 2013, between SIMC and Robeco Investment Management, Inc. with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(d)(81)  Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(d)(82)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(83)  Amended Schedule A, dated September 15, 2006, to the Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(98) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(84)  Amended Schedule B, dated March 24, 2011, to the Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(85)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated May 14, 2002, as amended July 1, 2003, with Amended Schedule A, dated September 15, 2006, and Amended Schedule B, dated March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(86)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(87)  Amended Schedule B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(88)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, with Amended Schedule B, as last revised March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(89)  Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSgA Funds Management, Inc. with respect to the Large Cap Index Fund is herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(90)  Amended Schedules A and B, as last revised March 30, 2012, to the Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSgA Funds Management, Inc. with respect to the Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds are herein incorporated by reference to Exhibit (d)(96) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 24, 2012.

(d)(91)  Investment Sub-Advisory Agreement, dated April 1, 2006, between SIMC and Stone Harbor Investment Partners LP with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(92)  Investment Sub-Advisory Agreement, dated December 21, 2009, between SIMC and Thornburg Investment Management Inc with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(d)(93)  Amended Schedule A, as last revised June 30, 2010, to the Investment Sub-Advisory Agreement, dated December 21, 2009, between SIMC and Thornburg Investment Management Inc with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(102) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(94)   Amended Schedule B, as last revised December 31, 2012, to the Investment Sub-Advisory Agreement, dated December 21, 2009, between SIMC and Thornburg Investment Management Inc with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(d)(95)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Tocqueville Asset Management LP with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(90) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(96)  Investment Sub-Advisory Agreement, dated December 8, 2011, between SIMC and Timberline Asset Management LLC (f/k/a TW Asset Management LLC) with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(98) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 13, 2012.

(d)(97)  Amended Schedules A and B, as last revised June 29, 2012, to the Investment Sub-Advisory Agreement, dated December 8, 2011, between SIMC and Timberline Asset Management LLC with respect to the Small Cap, Small Cap II and Small/Mid Cap Equity Funds are herein incorporated by reference to Exhibit (d)(103) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(d)(98)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Waddell & Reed Investment Management Co with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(d)(99)  Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(100)  Amended Schedules A and B, as last revised December 21, 2010, to the Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity, Opportunistic Income (f/k/a Enhanced LIBOR Opportunities), Real Return and Ultra Short Duration Bond Funds are herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(101)  Amendment, dated April 10, 2012, to the Investment Sub-Advisory Agreement, dated December 15, 2003, with Amended Schedules A and B, as last revised December 21, 2010, between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity, Opportunistic Income (f/k/a Enhanced LIBOR Opportunities), Real Return and Ultra Short Duration Bond Funds is herein incorporated by reference to Exhibit (d)(110) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 24, 2012.

(d)(102)  Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 14, 2003.

(d)(103)  Investment Sub-Advisory Agreement, dated December 10, 2010, between SIMC and WestEnd Advisors, LLC with respect to the Large Cap and Large Cap Diversified Alpha Funds is herein incorporated by reference to Exhibit (d)(101) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(104)  Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 29, 1997.

(d)(105)  Schedule B, dated December 13, 1999, to the Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(d)(106)  Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(107)  Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(108)  Investment Sub-Advisory Agreement, dated December 13, 2010, between SIMC and William Blair & Company L.L.C. with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(102) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(e)(1)  Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(e)(2)  Amended Schedule A, as last revised March 28, 2012, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 28, 2012.

(f)  Not Applicable.

(g)(1)  Amended and Restated Investment Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(g)(2)  Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(h)(2)  Amended Schedule D, as last revised March 27, 2012, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 28, 2012.

(h)(3)  Amendment No. 1, dated March 27, 2013, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, with Amended Schedule D, as last revised March 27, 2012, between the Trust and SEI Investments Global Funds Services is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 30, 2013.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated November 14, 2001, as approved September 16, 2002, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation, dated August 28, 2012, is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co., dated December 18, 2012, is filed herewith.

(p)(3)  The Code of Ethics for SEI Investments Global Funds Services, dated June 2012, is herein incorporated reference to Exhibit (p)(3) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(p)(4)  The Code of Ethics for SEI Institutional Investments Trust, as revised on December 12, 2010, is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 10, 2011.

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, dated February 2011, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(p)(6)  The Code of Ethics for AllianceBernstein L.P., dated January 2013, is filed herewith.

(p)(7)  The Code of Ethics for Analytic Investors, LLC, dated August 14, 2009, is filed herewith.

(p)(8)  The Code of Ethics for AQR Capital Management, LLC is herein incorporated by reference to Exhibit (p)(44) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(p)(9)  The Code of Ethics for Ares Management LLC, dated January 15, 2008, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(10)  The Code of Ethics for AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP), dated January 2, 2008, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(p)(11)  The Code of Ethics for Artisan Partners Limited Partnership, dated May 15, 2013, is filed herewith.

(p)(12)  The Code of Ethics for Ashmore Investment Management Ltd, dated March 10, 2009, is herein incorporated by reference to Exhibit (p)(29) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(13)  The Code of Ethics for Brigade Capital Management, LLC is herein incorporated by reference to Exhibit (p)(46) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(14)  The Code of Ethics for Brookfield Investment Management Inc., dated August 16, 2011, is filed herewith.

(p)(15)  The Code of Ethics for Brown Advisory LLC (f/k/a Brown Investment Advisory Incorporated), dated August 2011, is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 033-58041 and 811-07257), filed with the SEC on September 28, 2011.

(p)(16)  The Code of Ethics for Declaration Management & Research LLC, dated July 1, 2012, is filed herewith.

(p)(17)  The Code of Ethics for Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, dated January 1, 2010, is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 73 on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(p)(18)  The Code of Ethics for EARNEST Partners LLC, dated August 4, 2008, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(p)(19)  The Code of Ethics for Fiduciary Management Associates, LLC, dated July 20, 2012, is herein incorporated by reference to Exhibit (p)(20) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(20)  The Code of Ethics for Guggenheim Partners Investment Management, LLC, dated July 2012, is herein incorporated by reference to Exhibit (p)(21) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(21)  The Code of Ethics for Income Research & Management is herein incorporated by reference to Exhibit (p)(47) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(p)(22)  The Code of Ethics for Munder Capital Management, the parent company of Integrity Asset Management, LLC, dated September 11, 2012, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(p)(23)  The Code of Ethics for Investec Asset Management Ltd., the parent company of Investec Asset Management US Ltd., dated October 2012, is herein incorporated by reference to Exhibit (p)(21) of Post-Effective Amendment No. 73 on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2013.

(p)(24)  The Code of Ethics for J.P. Morgan Investment Management Inc., dated November 18, 2008, is herein incorporated by reference to Exhibit (p)(28) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(25)  The Code of Ethics for Janus Capital Group, the parent company of INTECH Investment Management LLC and Janus Capital Management LLC, dated March 15, 2012, is herein incorporated by reference to Exhibit (p)(26) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(26)  The Code of Ethics for Jennison Associates LLC, dated December 31, 2008, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(p)(27)  The Code of Ethics for JO Hambro Capital Management Limited, dated February 2013, is filed herewith.

(p)(28)  The Code of Ethics for Kleinwort Benson Investors International Ltd., dated May 2011, is herein incorporated by reference to Exhibit (p)(29) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 1, 2013.

(p)(29)  The Code of Ethics for Lazard Asset Management LLC, dated January 2012, is herein incorporated by reference to Exhibit (p)(29) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(30)  The Code of Ethics for Lee Munder Capital Group, LLC, dated May 2013, is filed herewith.

(p)(31)  The Code of Ethics for Legal & General Investment Management America Inc., dated May 4, 2012, is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(32)  The Code of Ethics for Fortress Investment Group LLC, the parent company of Logan Circle Partners, L.P., is herein incorporated by reference to Exhibit (p)(32) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(33)  The Code of Ethics for LSV Asset Management, dated January 3, 2006, is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(p)(34)  The Code of Ethics for McKinley Capital Management, LLC, dated January 1, 2011, is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(p)(35)  The Code of Ethics for Metropolitan West Asset Management LLC, dated April 11, 2011, as last amended March 2, 2013, is filed herewith.

(p)(36)  The Code of Ethics for NFJ Investment Group LLC, dated April 1, 2013, is filed herewith.

(p)(37)  The Code of Ethics for OppenheimerFunds, Inc., dated May 25, 2012, is herein incorporated by reference to Exhibit (p)(38) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(38)  The Code of Ethics for PanAgora Asset Management Inc, dated September 30, 2008, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(p)(39)  The Code of Ethics for Quantitative Management Associates LLC is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(p)(40)  The Code of Ethics for Robeco Investment Management, Inc. is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(p)(41)  The Code of Ethics for Security Capital Research & Management Incorporated, dated May 1, 2007, is herein incorporated by reference to Exhibit (p)(21) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(42)  The Code of Ethics for SSgA Funds Management, Inc., dated April 16, 2013, is filed herewith.

(p)(43)  The Code of Ethics for Stone Harbor Investment Partners LP, dated August 2007, is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(44)  The Code of Ethics for Thornburg Investment Management, Inc., dated March 2011, is herein incorporated by reference to Exhibit (p)(50) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

(p)(45)  The Code of Ethics for Timberline Asset Management LLC, dated May 10, 2013, is filed herewith is herein incorporated by reference to Exhibit (p)(47) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 30, 2013.

(p)(46)  The Code of Ethics for Tocqueville Asset Management LP, as last amended December 30, 2011, is herein incorporated by reference to Exhibit (p)(48) of Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2012.

(p)(47)  The Code of Ethics for Waddell & Reed Investment Management Co, revised November 2012, is herein incorporated by reference to Exhibit (p)(50) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 30, 2013.

(p)(48)  The Code of Ethics for Wellington Management Company, LLP, dated August 1, 2013, is filed herewith.

(p)(49)  The Code of Ethics for Wells Capital Management Incorporated, dated April 1, 2010, is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(p)(50)  The Code of Ethics for WestEnd Advisors, LLC, revised March 2013, is filed herewith.

(p)(51)  The Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated September, 2006, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(52)  The Code of Ethics for William Blair & Company, L.L.C., dated February 18, 2010, is herein incorporated by reference to Exhibit (p)(52) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(q)(1)  Power of Attorney for Robert A. Nesher, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(2)  Power of Attorney for William M. Doran, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(3)  Power of Attorney for George J. Sullivan, Jr., dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(4) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(4)  Power of Attorney Nina Lesavoy, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(5) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(5)  Power of Attorney for James M. Williams, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(6) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(6)  Power of Attorney for Mitchell A. Johnson, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(7) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(7)  Power of Attorney for Hubert L. Harris, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(8) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(8)  Power of Attorney for Peter A. Rodriguez, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(9) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

Item 29.

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls the Distributor of the Registrant, SEI Investments Distribution Co. and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The Adviser and each Sub-Adviser's table was provided to the Registrant by the Adviser or respective Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward Loughlin Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Trust Company	Director
	SEI Global Services, Inc.	Senior Vice President
	LSV Asset Management	Management Committee
	SEI Investments (Asia), Limited	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Asset Korea, Co. Ltd	Director
	SEI Investments (South Africa) Limited	Director
	SEI Investments Global Funds Services	Vice President
	SEI Investments Canada Company	Director
N. Jeffrey Klauder Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Assistant Secretary
	SEI Investments Distribution Co.	Director
	SEI Global Services Inc	Director, Senior Vice President
	SEI Investments Global (Cayman) Limited	Director
	SEI Global Holdings (Cayman) Inc	Chairman of the Board, Chief Executive Officer
	SEI Investments—Global Fund Services Limited	Director
	SEI Investments Global (Bermuda) Ltd	Vice President
Joseph P. Ujobai Director & Senior Vice President	SEI Investments Company	Executive Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Global Investments Corp	President
	SEI Global Services, Inc	Senior Vice President
	SEI Investments (Asia), Limited	Director
	SEI Investments (Europe) Ltd UK	Director
	SEI Global Nominee Ltd	Director
	SEI European Services Limited U.K.	Director
	SEI Investments Global, Limited	Director
	SEI Investments (South Africa) Limited	Director
	SEI Investments Canada Company	Director, President
Kevin Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
Kathy Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc	Director, Vice President, Treasurer
	SEI Investments, Inc	Director, Vice President, Treasurer
	SEI Global Investments Corp	Director, Vice President & Treasurer
	SEI Insurance Group, Inc	Vice President, Treasurer
	SEI Advanced Capital Management, Inc	Director, Vice President, Treasurer
	SEI Primus Holding Corp	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Global Capital Investments, Inc	Director, Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investments Global (Cayman) Limited	Vice President, Treasurer
	SEI Investments Global Holdings (Cayman) Inc	Vice President, Assistant Secretary & Treasurer
	SEI Ventures, Inc	Director, Vice President, Treasurer
	SEI Investments Management Corporation Delaware, LLC	Manager, Vice President, Treasurer
	SEI Investments Developments Inc	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President—Legal & Assistant Secretary
	SEI Funds Inc	Vice President
	SEI Global Services Inc	Vice President & Assistant Secretary
	SEI SIMC Holdings, LLC	Manager
	SEI Investments Global (Bermuda) Ltd	Vice President
	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Investments Global Funds Services	General Counsel, Vice President & Secretary
	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary
Aaron Buser Vice President & Assistant Secretary	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
David McCann Vice President & Assistant Secretary	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
John Fisher Vice President	SEI Global Services, Inc.	Vice President
Linda Kerr Vice President	SEI Global Services, Inc.	Vice President
	SEI Private Trust Company	Vice President
Paul Klauder Vice President	SEI Global Services, Inc	Vice President
	SEI Investments Canada Company	Vice President
Roger Messina Vice President	SEI Global Services Inc	Vice President
	SEI Investments Canada Company	Vice President
James Miceli Vice President	SEI Global Services, Inc.	Vice President
James V. Morris Vice President	SEI Global Services, Inc.	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a Sub-Adviser for the Registrant's World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Advisers Act.

Name and Position With Investment Advisor	Name of Other Company	Connection With Other Company
Laurent De Greef, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Managing Director, asset management
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management

Name and Position With Investment Advisor	Name of Other Company	Connection With Other Company
Churchill Franklin, CEO, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Asset Management (Australia) Ltd Level 40 Australia Square 265-278 George Street Sydney NSW 2000 Australia	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Ronald Frashure, Chairman, Member of Board of Managers	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
Ross Dowd, Executive Vice President, Head of Client Service, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management

Name and Position With Investment Advisor	Name of Other Company	Connection With Other Company
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
Linda Gibson, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Executive Vice President and Chief Operating Officer, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	Analytic Investors, LLC (an investment advisor) 555 West Fifth Street, 50th Floor Los Angeles, CA 90013	Affiliated Directorships
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated Directorships
	The Campbell Group, Inc. (a holding company for The Campbell Group LLC) One South West Columbia, Suite 1700 Portland, OR 97258	Affiliated Directorships
	Echo Point Investment Management, LLC (an investment advisor); One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated Directorships
	Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms) 191 North Wacker Drive, Suite 2500 Chicago, IL 60606	Affiliated Directorships

Name and Position With Investment Advisor	Name of Other Company	Connection With Other Company
	Investment Counselors of Maryland, LLC (an investment advisor) 803 Cathedral Street Baltimore, MD 21201	Affiliated Directorships
	Copper Rock Capital Partners, LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships
	Old Mutual Investment Partners (a registered broker-dealer) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Affiliated Directorships
	Rogge Global Partners plc (an investment advisor) Sion Hall 56 Victoria Embankment London, EC4Y ODZ	Affiliated Directorships
	Thompson, Siegel & Walmsley LLC (an investment advisor) 6806 Paragon Place, Suite 300 Richmond, VA 23230	Affiliated Directorships
Christopher Hadley, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Head of Human Resources, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
Aidan Riordan, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Head of Affiliate Management, Affiliated Directorships
	Acadian Asset Management LLC (investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships

Name and Position With Investment Advisor	Name of Other Company	Connection With Other Company
	Copper Rock Capital Partners, LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships
	Echo Point Investment Management, LLC (an investment advisor) One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated Directorships
Stephen Belgrad, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Chief Financial Officer and Executive Vice President, Affiliated Directorships
	Acadian Asset Management LLC (investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	Old Mutual Asset Management International, Ltd. (an investment advisor) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated Directorships

AJO, LP

AJO, LP ("AJO"), is a Sub-Adviser for the Registrant's Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Advisor	Name and Principal Business Address of Other Company	Connection With Other Company
James S. Lobb Principal (Marketing)	Philadelphia Investment Advisors (1996-2012) 1650 Market Street Suite 1400 Philadelphia, PA 19103 Investment Advisor	Managing Director, Founding Partner

Name and Position With Investment Advisor	Name and Principal Business Address of Other Company	Connection With Other Company
Arup Datta Principal, Portfolio Manager	Agriya Investors (3/2012-6/2012) 100 High Street 25th Floor Boston, MA 02110 Investment Advisor	Managing Director, Partner
	Managing Director, Partner Numeric Investors (1/1993-3/2012) 470 Atlantic Avenue 6th Floor Boston, MA 02210 Investment Advisor	Director of Portfolio Management, Partner

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a Sub-Adviser to the Registrant's Small Cap, Small Cap II, Small/Mid Cap Equity and Multi-Asset Real Return Funds. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is an investment adviser registered under the Advisers Act.

As of May 31, 2013, the directors and executive officers of the General Partner were as follows (officers of the General Partner serve as equivalent officers of AllianceBernstein and Holding):

Name and Position With Investment Advisor	Name and Principal Business Address of Other Company	Connection With Other Company
Dominique Carrel-Billard Director	AXA 25 Avenue Matignon Paris 75008, France	Chief Executive Officer
Henri de Castries Director	AXA 25 Avenue Matignon Paris 75008, France	Chairman, Management Board
	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Chairman of the Board
Denis Duverne Director	AXA 25 Avenue Matignon Paris 75008, France	Chief Financial Officer
	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director

Name and Position With Investment Advisor	Name and Principal Business Address of Other Company	Connection With Other Company
Weston M. Hicks Director	Alleghany Corporation 7 Times Square New York, NY 10036	President, Chief Executive Officer
Kevin Molloy	AXA 25 Avenue Matignon Paris 75008, France	Business Support and Development Representative
Mark Pearson	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Chairman, Chief Executive Officer
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director, President, Chief Executive Officer
Lorie A. Slutsky Director	New York Community Trust 909 Third Avenue New York, NY 10022	President, Chief Executive Officer
	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director
A.W. (Pete) Smith, Jr. Director	Smith Consulting Ltd. 813 Carrie Court McLean, VA 22101	President
Peter J. Tobin Director	AXA 25 Avenue Matignon Paris 75008, France	Director
Peter S. Kraus Chairman of the Board and Chief Executive Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY	Chairman of the Board and Chief Executive Officer
Christopher M. Condron Director	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director
Steven G. Elliott Director	The Bank of New York Mellon 1 Wall Street New York, NY 10005	Director
Richard S. Dziadzio Director	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director
Deborah S. Hechinger Director	Independent Consultant on Non-profit Governance	Director

Analytic Investors, LLC

Analytic Investors, LLC ("Analytic") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity and U.S. Managed Volatility Funds. The principal business address of Analytic is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Advisor	Name and Principal Business Address of Other Company	Connection With Other Company
Roger G. Clark Chairman	Ensign Peak Advisors 50 E N Temple Salt Lake City, UT 84150	President
Michael Brogan CFO & General Counsel	Analytic Investors Funds, plc Georges Court 54-62 Townsend Street Dublin 2 Ireland	Director

AQR Capital Management, LLC

AQR Capital Management, LLC ("AQR") is a Sub-Adviser for the Registrant's Large Cap, Small Cap and Small Cap II Funds. The principal business address of AQR is Two Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830. AQR is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lasse Pedersen, Principal	NYU Stern School of Business Henry Kaufman Management Center 44 West Fourth Street New York, NY 10012	John A. Paulson Professor of Finance, 2009-present (on leave)
	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 3815 3815	Professor (2011-present)
	Financial Times Stock Exchange (FTSE) 1270 Avenue of the Americas New York, NY 10020	Advisory Board Member (2009-present)
	NASDAQ OMX One Liberty Plaza New York, NY	Economic Advisory Board Member (2008-2011)
	American Finance Association Haas School of Business University of California Berkeley, CA 94729-1900	Director (2011-present)

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Federal Reserve Bank of New York 33 Liberty Street New York, NY 10045	Member of Monetary Policy Panel (2010-2011) Member of Liquidity Working Group (2009-2011)
John Howard, Principal and Chief Operating Officer	AllianceBernstein 1345 Avenue of the Americas New York, NY 10105	Chief Financial Officer, March 2010 through February 2011

Ares Management LLC

Ares Management LLC ("Ares") is a Sub-Adviser for the Registrant's Opportunistic Income and High Yield Bond Funds. The principal business address of Ares is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ares has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a Sub-Adviser for the Registrant's Small Cap Fund. The principal business address of Artisan is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan is a registered investment adviser under the Advisers Act.

The principal business address of Artisan Partners Funds, Inc. and Artisan Partners Distributors LLC is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Andrew A. Ziegler Managing Director	Artisan Partners Funds, Inc.	Director
Eric R. Colson President, Chief Executive Officer, Managing Director	Artisan Partners Funds, Inc.	President, Chief Executive Officer
	Artisan Partners Distributors LLC	Registered Representative
Charles J. Daley, Jr. Chief Financial Officer, Treasurer, Managing Director	Artisan Partners Distributors LLC	Financial Principal
Sarah A. Johnson Vice President, Assistant Secretary, Managing Director	Artisan Partners Funds, Inc.	General Counsel, Vice President, Secretary
	Artisan Partners Distributors LLC	Vice President, Secretary

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Janet D. Olsen Vice President, Secretary, Managing Director	Artisan Partners Distributors LLC	Vice President, Assistant Secretary; until July 9, 2012, Secretary
Gregory K. Ramirez Vice President, Assistant Treasurer, Managing Director	Artisan Partners Funds, Inc.	Chief Financial Officer, Vice President, Treasurer
	Artisan Partners Distributors LLC	Vice President, Treasurer, Chief Financial Officer, Financial Principal; until July 9, 2012, Assistant Treasurer

Ashmore Investment Management Ltd

Ashmore Investment Management Ltd ("Ashmore") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Ashmore is 61 Aldwych, London, United Kingdom WC2B 4AE. Ashmore is a registered investment adviser under the Advisers Act.

Please note that with the exception of Ashmore Global Opportunities Limited, all of the companies listed below are Ashmore Group companies. Ashmore Global Opportunities Limited is a UK listed closed ended listed investment company managed by the Ashmore Group plc. Ashmore Global Opportunities Limited is registered at Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3QL, UK.

Although Ashmore's overseas offices have registered addresses in the countries of their domicile, Mr. Mark Coombs and Mr. Graeme Dell are based at 61 Aldwych London WC2B 4AE. Accordingly, this is the appropriate address for any correspondence directed to Mr. Coombs or Mr. Dell as it relates to any Ashmore group company.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark Coombs Director	Ashmore Group plc	Director (Chief Executive)
	Ashmore Investment (UK) Ltd	Director (Chief Executive)
	EMTA (formerly "Emerging Markets Traders Association")(US registered))	Director (Co-chair)
	Ashmore Investment Management Limited	Director
	The Ashmore Foundation	Director
Graeme Dell Director	Ashmore Group plc	Group Finance Director
	Ashmore Investments (UK) Limited	Director
	Ashmore Investment Management Limited	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Ashmore Global Opportunities Limited	Non executive Director
	AA Development Capital Advisors (Private) Limited	Director
	Ashmore Investments (India) Limited	Director
	Ashmore Investments (India Energy) Limited (formerly Ashmore Investments Intermediate (India) Limited)	Director
	Ashmore Investment Advisors (India) Private Limited	Director
	AA Development Capital Investment Managers (Mauritius) LLC	Director
	AA Development Capital India (GP) Limited	Director
	AA Development Capital India Fund 1 LLC	Director
	Ashmore Investment Management (Singapore) Pte Ltd	Director
	Ashmore Investments (Turkey) NV	Director
	Ashmore Portfoy Yonetimi Anonim Sirketi	Director and non beneficial shareholder
	Ashmore Management Company Turkey Limited (formerly Ashmore Private Equity Turkey Management Limited)	Director
	Aldwych Administration Services Ltd (formerly Ashmore Corporate Finance Ltd)	Director
	Ashmore (FOF) Limited	Director
	Ashmore Investment Management (US) Corporation (formerly Ashmore (FOF) Corporation)	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	AA Development Capital India PIPE 1 LLC	Director
	Ashmore Investments (Colombia) SL	Director
	Ashmore Asset Management Limited	Director
	Ashmore PTC India Energy Infrastructure Advisers Private Limited	Director
	Ashmore Investments (India Opportunities) Limited	Director
	Everbright Ashmore (Hong Kong) Limited (formerly Everbright ALAM (Hong Kong) Limited)	Director
	Ashmore Japan Co; Ltd	Director
	VVTB-Ashmore Capital Holdings Limited	Director
	VVTB-Ashmore Partnership Management Limited	Director
	Everbright Ashmore Investment Consulting (Beijing) Co; Ltd	Director
	Everbright ALAM Guanyinqiao (Hong Kong) Limited	Director
	Everbright Ashmore Investment Grey (Hong Kong) Limited (formerly Everbright ALAM Yushanwan (HK) Limited)	Director
	T&C (Hong Kong) Limited	Director
	Ashmore Equities Holding Corporation (formerly Ashmore EMM Holding Corporation)	Director
	Everbright Ashmore Investment White (Hong Kong) Limited	Director
	Everbright Ashmore Investment Purple (Hong Kong) Limited	Director
	PT Buana Megah Abadi	Commissioner
	Ashmore-CCSC Fund Management Co, Ltd	Director

Brigade Capital Management, LLC

Brigade Capital Management, LLC ("Brigade") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Brigade has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brookfield Investment Management Inc.

Brookfield Investment Management Inc. ("BIM") is a sub-adviser for the Registrant's Opportunistic Income Fund. The principal address of BIM is 250Vesey Street, 15th Floor, New York, NY 10281. BIM is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Kim G. Redding President, Chief Executive Officer, Co-Chief Investment Officer	Helios Advantage Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	President
	Helios High Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	President
	Helios Multi-Sector High Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	President
	Helios Strategic Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	President
	Brookfield Total Return Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	President
	Helios High Yield Fund 250 Vesey Street, 15th Floor, New York, NY 10281	President
	Brookfield Global Listed Infrastructure Income Fund Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	President
	Brookfield Mortgage Opportunity Income Fund Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Director and President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Brookfield Investment Funds 250 Vesey Street, 15th Floor, New York, NY 10281	Trustee
	Brookfield Investment Management (UK) Limited 23 Hanover Square, London W1S 1JB	Director
	Brookfield Investment Management (Canada) Inc. Brookfield Place, 181 Bay Street, Suite 300, Toronto, ON M5J 2T3	Director
	Helios Advantage Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Secretary
Jonathan C. Tyras Secretary, General Counsel	Helios High Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Secretary
	Helios Multi-Sector High Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Secretary
	Helios Strategic Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Secretary
	Helios Total Return Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Secretary
	Helios High Yield Fund 250 Vesey Street, 15th Floor, New York, NY 10281	Secretary
	Brookfield Global Listed Infrastructure Income Fund Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Secretary
	Brookfield Investment Funds 250 Vesey Street, 15th Floor, New York, NY 10281	Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Brookfield Mortgage Opportunity Income Fund Inc. 250 Vesey Street, 15th Floor New York, NY 10281	Secretary
	Brookfield Investment Management (UK) Limited 23 Hanover Square, London W1S 1JB	Chief Financial Officer
	Brookfield Investment Management (Canada) Inc. Brookfield Place, 181 Bay Street, Suite 300, Toronto, ON M5J 2T3	Chief Financial Officer
	Helios Advantage Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Chief Compliance Officer
	Helios High Income Fund, Inc. 250 Vesey Street, 15th Floor, New York, NY 10281	Chief Compliance Officer
Seth Gelman Chief Compliance Officer	Helios Multi-Sector High Income Fund, Inc. 250 Vesey Street, 15th, New York, NY 10281	Chief Compliance Officer
	Helios Strategic Income Fund, Inc. 250 Vesey Street, 15th, New York, NY 10281	Chief Compliance Officer
	Brookfield Global Listed Infrastructure Income Fund Inc. 250 Vesey Street, 15th, New York, NY 10281	Chief Compliance Officer
	Brookfield Investment Funds. 250 Vesey Street, 15th, New York, NY 10281	Chief Compliance Officer
	Brookfield Investment Funds. 250 Vesey Street, 15th, New York, NY 10281	Chief Compliance Officer
	Brookfield Total Return Fund, Inc. 250 Vesey Street, 15th, New York, NY 10281	Chief Compliance Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Brookfield Mortgage Opportunity Income Fund Inc. 250 Vesey Street, 15th Floor New York, NY 10281	Chief Compliance Officer
	Helios High Yield Fund 250 Vesey Street, 15th, New York, NY 10281	Chief Compliance Officer

Brown Advisory LLC

Brown Advisory LLC ("Brown Advisory") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Brown Advisory is 901 South Bond Street, Suite 400, Baltimore, MD 21231. Brown Advisory is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael D Hankin President,	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Executive Officer, Partner
	Brown Advisory Funds 901 South Bond Street, Suite 400 Baltimore, MD 21231	Trustee
	Brown Advisory Funds PLC 901 South Bond Street, Suite 400 Baltimore, MD 21231	Director
	Baltimore Community Foundation 2 E. Read Street Baltimore, MD 21202	Trustee
	Baltimore Waterfront Mgmt Authority 1000 Lancaster Street Baltimore, MD 21231	Chairman
	Center For Large Landscape Conservation 303 W. Mendenhall, Ste. #4 Bozeman, MT 59715	Director
	Greenspring Valley Hounds 13920 Mantua Mill Road Reisterstown, MD 21136	President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Johns Hopkins Medicine 600 N. Wolfe Street Baltimore, MD 21287	Trustee and Vice Chairman
	Johns Hopkins University Carey School of Business 100 International Drive Baltimore, MD 21202	Chairman, Corporate Advisory
	Land Preservation Trust PO Box 433 Lutherville-Timonium, MD 21094-0433	President
	Mountain Gorilla Veterinary Project Wildlife Health Center UC Davis One Shields Avenue Davis, CA 95616	Trustee and Vice Chairman
	Tate Engineering Systems, Inc 1560 Caton Center Drive Halethorpe, MD 21227	Director
	The Wills Group 6355 Crain Highway La Plata, MD 20646	Director
	Greater Baltimore Committee 111 South Calvert Street Suite 1700 Baltimore, MD 21202	Director
David M. Churchill Treasurer	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Operating Officer, Chief Financial Officer, Partner
	Brown Advisory Funds 901 South Bond Street, Suite 400 Baltimore, MD 21231	President/Principal Executive Officer
	Brown Advisory Funds PLC 901 South Bond Street, Suite 400 Baltimore, MD 21231	Director
	First Fruits Farm 2025 Freeland Road Freeland, MD 21053	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Mount Vernon Place Conservancy 1221 N. Calvert Street Baltimore, MD 21202	Director
Brett D. Rogers Chief Compliance Officer	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Compliance Officer, Partner
	Brown Advisory Funds 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Compliance Officer Anti-Money Laundering Officer
	Kasina Youth Foundation 581 Avenue of the Americas New York, NY 10011	Director
	Outward Bound Baltimore Chesapeake Bay 1900 Eagle Drive Baltimore, MD 21207	Director
	Boy Scouts of America—Baltimore Area Council 701 Wyman Park Drive Baltimore, MD 21211	Director

Declaration Management & Research LLC

Declaration Management & Research LLC ("Declaration") is a Sub-Adviser for the Registrant's Opportunistic Income Fund. The principal business address of Declaration is 101 Huntington Avenue, 7th Floor, Boston, MA 02199. Declaration is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Barry H. Evans Chairman, Director and President	Manulife Asset Management (US) LLC 101 Huntington Ave., H-6 Boston, Massachusetts 02199 United States	President of Manulife Asset Management, North America
Christopher Conkey Director	Manulife Asset Management (US) LLC 101 Huntington Ave., H-6 Boston, Massachusetts 02199 United States	Global Chief Investment Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Janis L. Largesse Director	Manulife Asset Management (US) LLC 101 Huntington Ave., H-6 Boston, Massachusetts 02199 United States	Assistant Vice President, Global Controller
Frank J. Saeli Director	Manulife Asset Management (US) LLC 101 Huntington Ave., H-6 Boston, Massachusetts 02199 United States	Global Head of Distribution Services and US Head of Sales and Relationship Management

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust

Delaware Investments Fund Advisers ("DIFA"), a series of Delaware Management Business Trust, is a Sub-Adviser for the Registrant's Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. The principal business address of DIFA is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. DIFA is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the following persons serving as directors or officers of DIFA have held the following positions for the past two fiscal years. Additionally, unless otherwise noted, the principal business address of each of the other companies is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Patrick P. Coyne President	Delaware Investments® Family of Funds	Chairman/President/Chief Executive Officer
	Delaware Investments	Various executive capacities
	Kaydon Corp. 315 E. Eisenhower Pkwy Suite 300 Ann Arbor, MI 48108	Director
J. Scott Coleman Executive Vice President/Head of Distribution and Marketing	Delaware Investments	Various executive capacities
	Optimum Fund Trust	President/Chief Executive Officer
Michael J. Hogan Executive Vice President, Head of Equity Investments	Delaware Investments® Family of Funds	Executive Vice President/Head of Equity Investments
	Delaware Investments	Various executive capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David P. O'Connor Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Delaware Investments® Family of Funds	Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel
	Delaware Investments	Various executive capacities
	Optimum Fund Trust	Executive Vice President/General Counsel
See Yeng Quek Executive Vice President/Managing Director/Head of Fixed Income Investments	Delaware Investments® Family of Funds	Executive Vice President/Managing Director/Head of Fixed Income Investments
	Delaware Investments	Various executive capacities
Philip N. Russo Executive Vice President/Chief Administrative Officer	Delaware Investments	Various executive capacities
Joseph R. Baxter Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager
	Delaware Investments	Various capacities
Christopher S. Beck Senior Vice President/Chief Investment Officer—Small-Cap Value/Mid-Cap Value Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer, Small-Cap Value/Mid-Cap Value Equity
	Delaware Investments	Various capacities
Michael P. Buckley Senior Vice President/Director of Municipal Research	Delaware Investments® Family of Funds	Senior Vice President/Director of Municipal Research
	Delaware Investments	Various capacities
Stephen J. Busch Senior Vice President/Investment Accounting	Delaware Investments® Family of Funds	Senior Vice President/Investment Accounting
	Delaware Investments	Various capacities
	Optimum Fund Trust	Senior Vice President/Investment Accounting

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael F. Capuzzi Senior Vice President/Investment Systems	Delaware Investments® Family of Funds	Senior Vice President/Investment Systems
	Delaware Investments	Various capacities
Liu-Er Chen Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare
	Delaware Investments	Various capacities
Thomas H. Chow Senior Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
David F. Connor Senior Vice President/Deputy General Counsel/Secretary	Delaware Investments® Family of Funds	Senior Vice President/Deputy General Counsel/Secretary
	Delaware Investments	Various capacities
Stephen J. Czepiel Senior Vice President/Co-Head of Credit Research/Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/Co-Head of Credit Research/Senior Portfolio Manager
	Delaware Investments	Various capacities
Craig C. Dembek Senior Vice President/Co-Head of Credit Research/Senior Research Analyst	Delaware Investments® Family of Funds	Senior Vice President/Co-Head of Credit Research/Senior Research Analyst
	Delaware Investments	Various capacities
Roger A. Early Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Delaware Investments® Family of Funds	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy
	Delaware Investments	Various capacities
Stuart M. George Senior Vice President/Head of Equity Trading	Delaware Investments® Family of Funds	Senior Vice President/Head of Equity Trading
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Gregory A. Gizzi Senior Vice President/Senior Portfolio Manager/Head of Convertible & Municipal Bond Trading	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Head of Convertible & Municipal Bond Trading
	Delaware Investments	Various capacities
Edward A. Gray Senior Vice President/Chief Investment Officer—Global and International Value Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—Global and International Value Equity
	Delaware Investments	Various capacities
Paul Grillo Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Delaware Investments® Family of Funds	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy
	Delaware Investments	Various capacities
Sharon Hill Senior Vice President/Head of Equity Quantitative Research and Analytics	Delaware Investments® Family of Funds	Senior Vice President/Head of Quantitative Research and Analytics
	Delaware Investments	Various capacities
James L. Hinkley Senior Vice President/Head of Product Management	Delaware Investments® Family of Funds	Senior Vice President/Head of Product Management
	Delaware Investments	Various capacities
Paul Matlack Senior Vice President/Senior Portfolio Manager/Fixed Income Strategist	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Fixed Income Strategist
	Delaware Investments	Various capacities
Brian McDonnell Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader
	Delaware Investments	Various capacities
	Optimum Fund Trust	Senior Vice President/Structured Products Analyst/Trader

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John P. McCarthy Senior Vice President/Co-Head of Credit Research/Senior Research Analyst	Delaware Investments® Family of Funds	Senior Vice President/Co-Head of Credit Research/Senior Research Analyst
	Delaware Investments	Various capacities
Timothy D. McGarrity Senior Vice President/Financial Services Officer	Delaware Investments® Family of Funds	Senior Vice President/Financial Services Officer
	Delaware Investments	Various capacities
Francis X. Morris Senior Vice President/Chief Investment Officer—Core Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—Core Equity
	Delaware Investments	Various capacities
Brian L. Murray, Jr. Senior Vice President/Chief Compliance Officer	Delaware Investments® Family of Funds	Senior Vice President/Chief Compliance Officer
	Delaware Investments	Various capacities
Susan L. Natalini Senior Vice President/Head of Equity and Fixed Income Business Operations	Delaware Investments® Family of Funds	Senior Vice President/Head of Equity and Fixed Income Business Operations
	Delaware Investments	Various capacities
D. Tysen Nutt Senior Vice President/Senior Portfolio Manager/Team Leader	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Team Leader
	Delaware Investments	Various capacities
Philip O. Obazee Senior Vice President/Structured Products and Derivatives	Delaware Investments® Family of Funds	Senior Vice President/Structured Products and Derivatives
	Delaware Investments	Various capacities
Jeffrey W. Rexford Senior Vice President/Financial Institutions Sales	Delaware Investments® Family of Funds	Senior Vice President/Financial Institutions Sales
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Richard Salus Senior Vice President/Controller/Treasurer	Delaware Investments® Family of Funds	Senior Vice President/Chief Financial Officer
	Delaware Investments	Various capacities
	Optimum Fund Trust	Senior Vice President/Chief Financial Officer
Jeffrey S. Van Harte Senior Vice President/Chief Investment Officer—Focus Growth Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—Focus Growth Equity
	Delaware Investments	Various capacities
Babak Zenouzi Senior Vice President/Chief Investment Officer—Real Estate Securities and Income Solutions	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—Real Estate Securities and Income Solutions
	Delaware Investments	Various capacities
Gary T. Abrams Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Christopher S. Adams Vice President/Portfolio Manager/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Equity Analyst
	Delaware Investments	Various capacities
Damon J. Andres Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Wayne A. Anglace Vice President/Senior Portfolio Manager/Research Analyst	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager/Research Analyst
	Delaware Investments	Various capacities
Margaret MacCarthy Bacon Vice President/Investment Specialist	Delaware Investments® Family of Funds	Vice President/Investment Specialist
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Patricia L. Bakely Vice President/Assistant Controller	Delaware Investments® Family of Funds	Vice President/Assistant Controller
	Delaware Investments	Various capacities
Kristen E. Bartholdson Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Todd Bassion Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Richard E. Biester Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Sylvie S. Blender Vice President/Financial Institutions Client Services	Delaware Investments® Family of Funds	Vice President/Financial Institutions Client Services
	Delaware Investments	Various capacities
Christopher J. Bonavico Vice President/Senior Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities
Zoe Bradley Vice President/Fixed Income Portfolio Analyst /Municipal Bond and Corporate Credit	Delaware Investments® Family of Funds	Vice President/Fixed Income Portfolio Analyst/Municipal Bond and Corporate Credit
	Delaware Investments	Various capacities
Vincent A. Brancaccio Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Kenneth F. Broad Vice President/Senior Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager, Equity Analyst
	Delaware Investments	Various capacities
Adam H. Brown Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Kevin J. Brown Vice President/Senior Investment Specialist	Delaware Investments® Family of Funds	Vice President/Senior Investment Specialist
	Delaware Investments	Various capacities
Mary Ellen M. Carrozza Vice President/Client Services	Delaware Investments® Family of Funds	Vice President/Client Services
	Delaware Investments	Various capacities
Steven G. Catricks Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities
Wen-Dar Chen Vice President/Portfolio Manager—International Debt	Delaware Investments® Family of Funds	Vice President/Portfolio Manager—International Debt
	Delaware Investments	Various capacities
Anthony G. Ciavarelli Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
Sean Connor Vice President/Director of Fixed Income Product Management	Delaware Investments® Family of Funds	Vice President/Director of Fixed Income Product Management
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael Costanzo Vice President/Performance Analyst Manager	Delaware Investments® Family of Funds	Vice President/Performance Analyst Manager
	Delaware Investments	Various capacities
Kishor K. Daga Vice President/Institutional Account Services	Delaware Investments® Family of Funds	Vice President/Investment Accounting
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Institutional Account Services
Cori E. Daggett Vice President/Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
Ion Dan Vice President/Senior Structured Products Analyst/Trader	Delaware Investments® Family of Funds	Vice President/Senior Structured Products Analyst/Trader
	Delaware Investments	Various capacities
Guido DeAscanis III Vice President/Credit Research Analyst	Delaware Investments® Family of Funds	Vice President/Credit Research Analyst
	Delaware Investments	Various capacities
Kevin C. Donegan Vice President/Head of Business Management	Delaware Investments® Family of Funds	Vice President/Business Manager
	Delaware Investments	Various capacities
Camillo D'Orazio Vice President/Ex-US Client Service Officer	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Ex-US Client Service Officer
Michael E. Dresnin Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Optimum Fund Trust	Vice President/Deputy General Counsel/Assistant Secretary
Christopher M. Ericksen Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities
Joel A. Ettinger Vice President/Taxation	Delaware Investments® Family of Funds	Vice President/Taxation
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President of Taxation
Joseph Fiorilla Vice President—Trading Operations	Delaware Investments® Family of Funds	Vice President/Trading Operations
	Delaware Investments	Various capacities
Charles E. Fish Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Clifford M. Fisher Vice President/Municipal Credit Analyst	Delaware Investments® Family of Funds	Vice President/Credit Analyst
	Delaware Investments	Various capacities
Patrick Foley Vice President/Director of Equity Product Management	Delaware Investments® Family of Funds	Vice President/Director of Equity Product Management
	Delaware Investments	Various capacities
Patrick G. Fortier Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities
Jamie Fox Vice President/Strategic Relationship Manager, Investment-Only & DCIO Platforms	Delaware Investments® Family of Funds	Vice President/Strategic Relationship Manager, Investment-Only & DCIO Platforms
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Denise A. Franchetti Vice President/Portfolio Manager/Senior Research Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Research Analyst
	Delaware Investments	Various capacities
Lawrence G. Franko Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Michael Friedman Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Daniel V. Geatens Vice President/Director of Financial Administration	Delaware Investments® Family of Funds	Vice President/Treasurer
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Treasurer
Christopher Gowlland Vice President/Senior Quantitative Analyst	Delaware Investments® Family of Funds	Vice President/Senior Quantitative Analyst
	Delaware Investments	Various capacities
David J. Hamilton Vice President/Credit Research Analyst	Delaware Investments® Family of Funds	Vice President/Research Analyst
	Delaware Investments	Various capacities
Scott Hastings Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Duane Hewlett Vice President/Structured Products Analyst/Trader	Delaware Investments® Family of Funds	Vice President/Structured Products Analyst/Trader
	Delaware Investments	Various capacities
Gregory M. Heywood Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
J. David Hillmeyer Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Portfolio Manager
	Delaware Investments	Various capacities
Jerel A. Hopkins Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
Chungwei Hsia Vice President/Emerging and Developed Markets Analyst	Delaware Investments® Family of Funds	Vice President/Emerging and Developed Markets Analyst
	Delaware Investments	Various capacities
Kashif Ishaq Vice President/Head of Investment Grade Corporate Bond Trading	Delaware Investments® Family of Funds	Vice President/Head of Investment Grade Corporate Bond Trading
	Delaware Investments	Various capacities
Cynthia Isom Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Stephen M. Juszczyszyn Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader
	Delaware Investments	Various capacities
William F. Keelan Vice President/Senior Quantitative Analyst	Delaware Investments® Family of Funds	Vice President/Senior Quantitative Analyst
	Delaware Investments	Various capacities
Nancy Keenan Vice President/Senior Product Manager/Domestic Equity	Delaware Investments® Family of Funds	Vice President/Senior Product Manager/Domestic Equity
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Daniel Ko Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Anu B. Kothari Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Roseanne L. Kropp Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Nikhil G. Lalvani Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Kevin Lam Vice President/Portfolio Manager—Fixed Income Separately Managed Accounts	Delaware Investments® Family of Funds	Vice President/Portfolio Manager—Fixed Income Separately Managed Accounts
	Delaware Investments	Various capacities
Steven A. Landis Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Jamie LaScala Vice President/Senior Product Manager/Global Equities	Delaware Investments® Family of Funds	Vice President/Senior Product Manager/Global Equities
	Delaware Investments	Various capacities
Anthony A. Lombardi Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Kent Madden Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Equity Analyst
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Andrew McEvoy Vice President/Trade Settlements	Delaware Investments® Family of Funds	Vice President/Trade Settlements
	Delaware Investments	Various capacities
Saj Moradi Vice President/Credit Research Analyst	Delaware Investments® Family of Funds	Vice President/Credit Research Analyst
	Delaware Investments	Various capacities
Kelley McKee Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities
Carleen Michalski Vice President/Product Manager	Delaware Investments® Family of Funds	Vice President/Product Manager
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Product Manager
Michael S. Morris Vice President/Portfolio Manager/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Equity Analyst
	Delaware Investments	Various capacities
Constantine ("Charlie") Mylonas Vice President/DCIO Sales	Delaware Investments® Family of Funds	Vice President/DCIO Sales
	Delaware Investments	Various capacities
Terrance M. O'Brien Vice President/Head of Fixed Income Quantitative Analysis Department	Delaware Investments® Family of Funds	Vice President/Head of Fixed Income Quantitative Analysis Department
	Delaware Investments	Various capacities
Donald G. Padilla Vice President/Portfolio Manager/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Equity Analyst
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Marlene Petter Vice President/Marketing/Communications	Delaware Investments® Family of Funds	Vice President/Marketing Communications
	Delaware Investments	Various capacities
Daniel J. Prislin Vice President/Senior Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities
Will Rainbow Vice President/Web Services	Delaware Investments® Family of Funds	Vice President/Web Services
	Delaware Investments	Various capacities
Mansur Z. Rasul Vice President/Head of Emerging Markets Credit Trading	Delaware Investments® Family of Funds	Vice President/Head of Emerging Markets Credit Trading
	Delaware Investments	Various capacities
Gretchen Regan Vice President/Quantitative Analyst	Delaware Investments® Family of Funds	Vice President/Quantitative Analyst
	Delaware Investments	Various capacities
Carl Rice Vice President/Senior Investment Specialist	Delaware Investments® Family of Funds	Vice President/Senior Investment Specialist
	Delaware Investments	Various capacities
Joseph T. Rogina Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Deborah A. Sabo Vice President/Head of Focus Growth Equity Trading	Delaware Investments® Family of Funds	Vice President/Head of Focus Growth Equity Trading
	Delaware Investments	Various capacities
Kevin C. Schildt Vice President/Senior Research Analyst	Delaware Investments® Family of Funds	Vice President/Senior Research Analyst
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Bruce Schoenfeld Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Matthew E. Schmelzer Vice President/Institutional Consultant Relations & Sales	Delaware Investments	Various capacities
Brian Scotto Vice President/Government and Agency Trader	Delaware Investments® Family of Funds	Vice President/Government and Agency Trader
	Delaware Investments	Various capacities
Richard D. Seidel Vice President/Assistant Controller/Assistant Treasurer	Delaware Investments® Family of Funds	Vice President/Assistant Controller/Assistant Treasurer
	Delaware Investments	Various capacities
Catherine A. Seklecki Vice President/Financial Institutions Client Services	Delaware Investments® Family of Funds	Vice President/Financial Institutions Client Services
	Delaware Investments	Various capacities
Barry Slawter Vice President/Content Strategy and Account Management	Delaware Investments® Family of Funds	Vice President/Content Strategy and Account Management
	Delaware Investments	Various capacities
Molly Thompson Vice President/Senior Product Manager/Specialty Products and Solutions	Delaware Investments® Family of Funds	Vice President/Senior Product Manager/Specialty Products and Solutions
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Product Manager
Robert A. Vogel, Jr. Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Nael H. Wahaidi Vice President/Quantitative Analyst	Delaware Investments® Family of Funds	Vice President/Quantitative Analyst
	Delaware Investments	Various capacities
Jeffrey S. Wang Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Michael G. Wildstein Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Kathryn R. Williams Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
Wei Xiao Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities

EARNEST Partners LLC

EARNEST Partners LLC ("EARNEST") is a Sub-Adviser for the Registrant's World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. EARNEST is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Paul E. Viera CEO & Manager	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Managing Member
	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John G. Whitmore COO	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	COO
	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Secretary
James M. Wilson CCO, Secretary	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	CCO; Secretary

Fiduciary Management Associates, LLC

Fiduciary Management Associates, LLC ("FMA") is a Sub-Adviser for the Registrant's Small Cap II Fund. The principal business address of FMA is 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603. FMA is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of FMA has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC ("GPIM") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of GPIM is at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. GPIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Todd L. Boehly Managing Partner	Guggenheim Capital, LLC 227 West Monroe Street Chicago, IL 60606	President, Managing Partner, Affiliate of GPIM
	Security Benefit Corporation One Security Benefit Place Topeka, KS 66636	Director
	Denver Holdings II, LLC c/o Guggenheim Corporate Funding, LLC 330 Madison Avenue New York, NY 10017	Class A Member (Class A Members manage the affairs of the Company)
	e5 Global Media (UK) 770 Broadway New York, NY 10003	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prometheus Global Media Holdings, LLC 770 Broadway New York, NY 10003	Director
	Prometheus Global Media, LLC 770 Broadway New York, NY 10003	Director
	Guggenheim Transparent Value, LLC 330 Madison Avenue New York, NY 10017	Manager
	Max Radio of Denver LLC 3033 South Parker Road Aurora, CO 80014	Manager
	Finding a Cure for Epilepsy and Seizures (f.a.c.e.s.) 223 East 34th Street New York, NY 10016	Board Member
	Guggenheim—meZocliq Holdings, LLC 1700 Broadway, 31st Floor New York, NY 10019	Manager
	meZocliq, LLC 1700 Broadway, 31st Floor New York, NY 10019	Manager
William Hagner, Chief Legal Officer	e5 Global Media (UK) 770 Broadway New York, NY 10003	Director
	Prometheus Global Media, LLC 770 Broadway New York, NY 10003	Director
	Guggenheim Investment Advisors (Europe) Limited	Director
	Lionel Holdings, LLC 171 Madison Avenue, Suite 1100 New York, NY 10016	Director
B. Scott Minerd, Global Chief Investment Officer	Guggenheim Beta Plus Solution Fund SPC 100 Wilshire Boulevard, Suite 500 Santa Monica, CA 90401	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC 100 Wilshire Boulevard, Suite 500 Santa Monica, CA 90401	Executive Director
	Diamond Resorts Parent, LLC 10600 West Charleston Boulevard Las Vegas, NV 89135	Board Member
	Guggenheim Transparent Value, LLC 330 Madison Avenue New York, NY 10017	Board Member
	Strategic Business Partners Among Nations 2839 Coleman Glen Lane Santa Rosa, CA 95407	Board Member
	Adventure Partners Fund, LLC 128 Reef Mall Marina del Rey, CA 90292	Owner
	Imperial Holdings 128 Reef Mall Marina del Rey, CA 90292	Owner
	Security Insurance Holdings 128 Reef Mall Marina del Rey, CA 90292	Owner
	Guggenheim Life and Annuity Company 401 Pennsylvania Pkwy, Suite 300 Indianapolis, IN 46280	Director
	EquiTrust Life Insurance Company 7100 Westown Pkwy, Suite 200 West Des Moines, IA 50266	Director
	Paragon Life Insurance Company of Indiana 401 Pennsylvania Pkwy, Suite 300 Indianapolis, IN 46280	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Security Benefit Corporation 1 SW Security Benefit Pl Topeka, KS 66636	Director
Stephen Sautel, Chief Operating Officer	Guggenheim Global Investment PLC Beaux Lane House, 2nd Floor Mercer Street Lower Dublin 2, Ireland	Director
	IF Technologies, Inc. 2365 Harrodsburg Road, Suite B450 Lexington, KY 40504	Director
	Guggenheim—meZocliq Holdings, LLC 1700 Broadway, 31st Floor New York, NY 10019	Manager
	meZocliq, LLC 1700 Broadway, 31st Floor New York, NY 10019	Manager

Income Research & Management

Income Research & Management ("IR+M") is a Sub-Adviser for the Long Duration and Long Duration Corporate Bond Funds. The principal business address of IR+M is 100 Federal Street, 30th Floor, Boston, Massachusetts 02110. IR+M is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John Sommers, Trustee, Chairman, President, Treasurer	THL Credit, Inc. 100 Federal Street, 31st Floor Boston, MA 02110	Independent Director, Member of Audit Committee

INTECH Investment Management LLC

INTECH Investment Management LLC ("INTECH") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. The principal business address of INTECH is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. INTECH is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of INTECH has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a Sub-Adviser for the Registrant's Small/Mid Cap Equity Fund. The principal business address of Integrity is 18500 Lake Road, Suite 300, Rocky River, Ohio 44116. Integrity is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Daniel G. Bandi, CFA Managing Director and Chief Investment Officer	Hook & Ladder Brewing Co. 8757 Georgia Avenue Suite 460 Silver Spring, MD 20910	Director
	Sierra Vista Bank 1710 Prairie City Road Folsom, CA 95630	Director
William H. McNett, CFA Principal	Munder Capital Management 480 Pierce Street Birmingham, MI 48009	Managing Director, Institutional Sales and Client Service
James V. Fitzgerald President and Chief Operating Officer	Munder Capital Management 480 Pierce Street Birmingham, MI 48009	President and Chief Operating Officer
	The Munder Funds 480 Pierce Street Birmingham, MI 48009	President and Principal Executive Officer
Peter K. Hoglund Managing Director and Chief Financial Officer	Munder Capital Management 480 Pierce Street Birmingham, MI 48009	Managing Director, Chief Financial Officer and Treasurer
	The Munder Funds 480 Pierce Street Birmingham, MI 48009	Vice President and Principal Financial Officer
Stephen J. Shenkenberg Managing Director, General Counsel, Chief Compliance Officer and Secretary	Munder Capital Management 480 Pierce Street Birmingham, MI 48009	Managing Director, General Counsel, Chief Compliance Officer and Secretary
	The Munder Funds 480 Pierce Street Birmingham, MI 48009	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

Investec Asset Management US Ltd.

Investec Asset Management US Ltd. ("Investec") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Investec is Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA, United Kingdom. Investec is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Investec has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Janus Capital Management LLC

Janus Capital Management LLC ("Janus") is a Sub-Adviser for the Registrant's Small Cap and Small/Mid Cap Equity Fund. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206. Janus is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Richard M. Weil Chief Executive Officer	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Chief Executive Officer, Director
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director
George Batejan Executive Vice President and Global Head of Technology & Operations	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Executive Vice President and Global Head of Technology and Operations
	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, Colorado 80206	Vice President
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Global Head of Technology and Operations
Robin C. Beery Executive Vice President, Head of U.S. Distribution	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of U.S. Distribution

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of Intermediary Distribution, Global Marketing and Product
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of U.S. Distribution
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director
Enrique Chang[1] Chief Investment Officer of Equities and Asset Allocation
Augustus Cheh Executive Vice President	Janus Capital Asia Limited 151 Detroit Street Denver, Colorado 80206	Director
	Janus Capital Funds 151 Detroit Street Denver, Colorado 80206	President of Janus International Director
Heidi W. Hardin Senior Vice President General Counsel Secretary	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, Colorado 80206	Vice President and Secretary
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President General Counsel Secretary
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President General Counsel Secretary
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Vice President Secretary

1  Position effective September 9, 2013. Prior to joining Janus, Mr. Chang spent six years with American Century Investments where he most recently served as their Chief Investment Officer and Executive Vice President and as a member of the American Century Companies, Inc. Board of Directors. The principal business address for American Century Investments is 430 W. 7th St. Kansas City, MO 64105-1407.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Bruce L. Koepfgen[2] President	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Vice President Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	President
	Janus International Holdings LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President Director
	Janus Management Holdings Corporation 151 Detroit Street Denver, Colorado 80206	President Director
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Executive Vice President Director
David R. Kowalski Senior Vice President of Compliance, Chief Compliance Officer	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Vice President
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President, Chief Compliance Officer
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President, Chief Compliance Officer
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Vice President
	The Janus Foundation 151 Detroit Street Denver, Colorado 80206	Director

2  Position effective August 1, 2013. Prior to his current role, Mr. Koepfgen was Executive Vice President and Chief Financial Officer of Janus Capital Management LLC.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Jennifer J. McPeek[3] Senior Vice President Chief Financial Officer	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Senior Vice President Chief Financial Officer
	The Janus Foundation 151 Detroit Street Denver, Colorado 80206	Director
	Janus Management Holdings Corporation 151 Detroit Street Denver, Colorado 80206	Senior Vice President Chief Financial Officer
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Vice President Assistant Treasurer
R. Gibson Smith Executive Vice President, Co-Chief Investment Officer	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director

Jennison Associates LLC

Jennison Associates LLC ("Jennison") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017. Jennison is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mehdi A. Mahmud Chairman, Director and Chief Executive Officer	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

3  Position effective August 1, 2013. Prior to her current role, Ms. McPeek was Senior Vice President, Corporate Finance and Treasurer of Janus Capital Management LLC.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
Kathleen A. McCarragher Director and Managing Director	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Vice President
Kenneth Moore Treasurer, Executive Vice President, Chief Operating Officer	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Director, Executive Vice President
	Prudential Investment Management, Inc. 751 Broad Street Newark, New Jersey 07102	Vice President
	PIM Warehouse, Inc. 7 Giralda Farms Madison, New Jersey 07940	Vice President
	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
Leslie S. Rolison Executive Vice President, Chief Administrative Officer	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
Mirry M. Hwang Secretary, Senior Vice President, Chief Legal Officer	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Assistant Secretary
Mary-Lynne Driscoll Director	Prudential International Investments, LLC 751 Broad Street Newark, New Jersey 07102	Vice President
David Hunt Director	PIM Warehouse, Inc. 7 Giralda Farms Madison, New Jersey 07940	Director, Chairman
	Prudential Investment Management, Inc. 751 Broad Street Newark, New Jersey 07102	Director, Chairman, Chief Executive Officer, President
	Prudential Asset Management Holding Company LLC 751 Broad Street Newark, New Jersey 07102	Chairman, Chief Executive Officer, President, Manager
	PIM Investments, Inc. Gateway Center 3 Newark, New Jersey 07102	Director, President
	PIM Foreign Investments, Inc. 913 North Market Street Wilmington, Delaware 19801	President
	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Manager
	Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Senior Vice President
James W. McCarthy Director	PIM Investments, Inc. Gateway Center 3 Newark, New Jersey 07102	Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prudential Investment Management, Inc. 751 Broad Street Newark, New Jersey 07102	Director, Controller, Vice President
	Prudential Industrial Properties, LLC Two Alliance Center, 3560 Lenox Road Atlanta, Georgia 30326	Vice President
	PIM Foreign Investments, Inc. 913 North Market Street Wilmington, Delaware 19801	Vice President—Finance
	PIFM Holdco, LLC Gateway Center 3 Newark, New Jersey 07102	Chief Financial Officer, Executive Vice President
	PIM Warehouse, Inc. 7 Giralda Farms Madison, New Jersey 07940	Vice President
	Prudential Asset Management Holding Company LLC 751 Broad Street Newark, New Jersey 07102	Vice President

JO Hambro Capital Management Limited

JO Hambro Capital Management Limited ("JOHCM") is a Sub-Adviser for the Registrant's World Equity Ex-US Fund. The principal business address of JOHCM is Ground Floor, Ryder Court, 14 Ryder Street, London, SW1Y, 6QB, United Kingdom. JOHCM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JOHCM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's Small Cap, Core Fixed Income and High Yield Bond Funds. The principal business address of JPMIM is 270 Park Avenue, New York, New York 10017. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Lazard Asset Management LLC

Lazard Asset Management LLC ("Lazard") is an investment Sub-Adviser for the Registrant's Large Cap Discipline Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James Donald Managing Director, Portfolio Manager/Analyst	Empower 111 John St, Suite 1005 New York, New York 10038	Board of Directors
Andrew Lacey Deputy Chairman, Portfolio Manager/Analyst	The Link Community School 120 Livingston St Newark, NJ 07103	Board of Directors
	Wesleyan Wesleyan Station Middeltown, CT 06459	Committee Member for Athletics Council
	Montclair Art Museum 3 South Mountain Ave Montclair, NJ 07042	Board of Directors
John Reinsberg Deputy Chairman, Portfolio Manager/Analyst	University Of Pennsylvania School of Arts and Sciences 120 Claudia Cohen Hall 249 South 36th Street Philadelphia, PA 19104	Member of Board of Overseers
	University Of Pennsylvania Hunstman Program 3732 Locust Walk Philadelphia, PA 19104	Member of Advisory Board
	Alliance for Cancer Gene Therapy Ninety Six Cummings Point Road Stamford, CT 06902	Board of Directors
	U.S. Institute (Institutional Investor) 225 Park Avenue South New York, NY 10003	Board of Directors

Lee Munder Capital Group, LLC

Lee Munder Capital Group, LLC ("LMCG") is a Sub-Adviser for the Registrant's Small Cap, Small Cap II and Small/Mid Cap Equity Funds. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMCG is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lee Munder Board Member	Rednum Family Investments, LP 422 Sunset Road West Palm Beach, FL 33401	Managing Partner

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Jeffrey Davis Chief Investment Officer	Berklee School of Music 140 Boylson Street Boston, MA 02215	Member of the Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment and Pension Fund
Richard H. Adler Board Member	AMBS Investment Counsel, LLC 625 Kenmoor SE, Suite 307 Grand Rapids, MI 49546	Board Member
	Clifford Swan Investment Counsel 200 South Los Robles Avenue Suite 320 Pasadena, CA 91101	Board Member
	Mid-Continent Capital 150 South Wacker Drive Suite 400 Chicago, IL 60606-4101	Board Member
	SKBA Capital Management 44 Montgomery Street Suite 3500 San Francisco, CA 94104	Board Member
	Investment Adviser Association 1050 17th Street, NW Washington, DC 20036	Governor
Richard S. Gershen Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Executive Vice President, Wealth Management
	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member
	City National Rochdale, LLC 570 Lexington Avenue New York, NY 10022	Board Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
William J. Freeman Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Senior Vice President, Director of Corporate Development for the Wealth Management Affiliates
	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member
	City National Asset Management, Inc. City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member
	Clifford Swan Investment Counsel 200 South Los Robles Avenue, Suite 320 Pasadena, CA 91101	Board Member
	City National Securities, Inc. 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member
	AMBS Investment Counsel, LLC 625 Kenmoor SE, Suite 307 Grand Rapids, MI 49546	Board Member
	Mid-Continent Capital 150 South Wacker Drive Suite 400 Chicago, IL 60606-4101	Board Member
	City National Rochdale, LLC 570 Lexington Avenue New York, NY 10022	Board Member

Legal & General Investment Management America Inc.

Legal & General Investment Management America, Inc. ("LGIMA") is a Sub-Adviser to the Registrant's Long Duration and Long Duration Corporate Bond Funds. The principal address of LGIMA is 8755 West Higgins Road, Chicago, Illinois 60631. LGIMA is a registered investment adviser under the Advisers Act.

During the last two fiscal years, the following directors, officers, partners, and/or members of LGIMA have engaged in the following business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael Craston, Chief Executive Officer, Director	Legal & General Investment Management (Holdings), Ltd., One Coleman Street London EC2R 5AA	Managing Director
	LGIM Hong Kong Ltd., Level 19 Two International Finance Centre 8 Finance Street Central Hong Kong	Director
	LGIM International Ltd., One Coleman Street London EC2R 5AA	Director
	Legal and General Assurance (Pensions Management) Limited, One Coleman Street London EC2R 5AA	Director
Mark Zinkula, Chairman of LGIMA's Board of Directors	Legal & General Investment Management (Holdings), Ltd., One Coleman Street London EC2R 5AA	Director
	Legal & General Group Plc, One Coleman Street London EC2R 5AA	Director
	Legal & General Investment Management, Ltd., One Coleman Street London EC2R 5AA	Director, Chief Executive Officer
	Legal and General Assurance (Pensions Management) Limited, One Coleman Street London EC2R 5AA	Director
	LGIM International Ltd., One Coleman Street London EC2R 5AA	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	LGIM Hong Kong Ltd., Level 19 Two International Finance Centre 8 Finance Street Central Hong Kong	Director
	Legal & General Property, Ltd., One Coleman Street London EC2R 5AA	Director
	LGV Capital Limited, One Coleman Street London EC2R 5AA	Director
	Legal & General (PMC Trustee) Ltd., One Coleman Street London EC2R 5AA	Director
Robert Moore, Independent Director	LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121	President

Logan Circle Partners, L.P.

Logan Circle Partners, L.P. ("Logan Circle") serves as a Sub-Adviser for the Registrant's Ultra Short Duration Bond and Long Duration Corporate Bond Funds. The principal address of Logan Circle is Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Logan Circle has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

LSV Asset Management

LSV Asset Management ("LSV") is a Sub-Adviser for the Registrant's Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. The principal business address of LSV is 155 N. Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

McKinley Capital Management, LLC

McKinley Capital Management, LLC ("McKinley Capital") is a Sub-Adviser for the Registrant's World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of McKinley Capital is 3301 C Street, Suite 500, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of McKinley Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC ("MetWest") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration and Long Duration Corporate Bond Funds. The principal business address of MetWest is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is a registered investment adviser under the Advisers Act.

The principal business address of West Gate Advisors, LLC, Metropolitan West Funds and TCW Group Inc. is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Tad Rivelle Chief Investment Officer	West Gate Advisors, LLC	Chief Investment Officer
	Metropolitan West Funds	Executive Vice President
	TCW Group Inc.	Chief Investment Officer, Fixed Income
Laird Landmann President, Portfolio Manager	West Gate Advisors, LLC	President, Portfolio Manager
	Metropolitan West Funds	Trustee and Executive Vice President
	TCW Group Inc.	Group Managing Director
David Lippman Chief Executive Officer	West Gate Advisors, LLC	Chief Executive Officer
	Metropolitan West Funds	President and Principal Executive Officer
	TCW Group Inc.	Chief Executive Officer
Stephen Kane Portfolio Manager	West Gate Advisors, LLC	Portfolio Manager
	Metropolitan West Funds	Executive Vice President
	TCW Group Inc.	Group Managing Director
Mitchell A. Flack Specialist Portfolio Manager	West Gate Advisors, LLC	Specialist Portfolio Manager
	TCW Group Inc.	Managing Director
Bryan T. Whalen Specialist Portfolio Manager	West Gate Advisors, LLC	Specialist Portfolio Manager
	TCW Group Inc.	Managing Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Patrick A. Moore Director of Client Service	West Gate Advisors, LLC	Director of Client Service
	TCW Group Inc.	Managing Director
David Devito Chief Administrative Officer	West Gate Advisors, LLC	Chief Financial Officer
	Metropolitan West Funds	Treasurer, Chief Financial Officer
	TCW Group Inc.	Executive Vice President
Hilary G. D. Lord Chief Compliance Officer	TCW Group Inc.	Managing Director

NFJ Investment Group LLC

NFJ Investment Group LLC ("NFJ") is a Sub-Adviser for the Registrant's World Equity Ex-US Fund. The principal business address of NFJ is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
R. Burns McKinney, CFA	Texas Tech University 2903 4th Street Administrative Support Bldg. Room 144 Box 45017 Lubbock, TX 79409	Member of Advisory Board

OppenheimerFunds, Inc.

(a)  OppenheimerFunds, Inc. ("OppenheimerFunds") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity Fund. OppenheimerFunds has principal office locations at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281 and 6801-6803 S. Tucson Way, Centennial, CO 80112. OppenheimerFunds is a registered investment adviser under the Advisers Act. ; OppenheimerFunds and certain subsidiaries and affiliates act as investment adviser and/or sub-adviser to other investment companies, including without limitation those in the OppenheimerFunds complex and those listed in Item 31(b) below.

(b)  There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and trustee of OppenheimerFunds is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of trustee, officer, employee, partner or trustee.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
M. Timothy Corbett, Director	Massachusetts Mutual Life Insurance Company[1]	Executive Vice President and Chief Investment Officer
	Oppenheimer Acquisition Corp.[2]	Class A Director
Roger W. Crandall, Director	Massachusetts Mutual Life Insurance Company[1]	President, Director and Chief Executive Officer
	Oppenheimer Acquisition Corp.[2]	Chairman of the Board & Class A Director
Arthur Gabinet, General Counsel	OFI Global Asset Management, Inc.[2]	Executive Vice President, Secretary and General Counsel
	OFI SteelPath, Inc.[3]	General Counsel
	OppenheimerFunds, Inc.[2]	Executive Vice President and General Counsel
	OppenheimerFunds Distributor, Inc.[2]	General Counsel
	Centennial Asset Management Corporation[2]	General Counsel
	HarbourView Asset Management Corporation[2]	Executive Vice President and General Counsel
	OppenheimerFunds International Ltd.[4]	Assistant Secretary and Director
	OppenheimerFunds plc	Assistant Secretary and Director
	Oppenheimer Real Asset Management, Inc.[2]	Director
	Oppenheimer Real Asset Management, Inc.[2]	General Counsel
	Shareholder Financial Services, Inc.[2]	Executive Vice President and General Counsel

1  1295 State Street, Springfield, MA 01111.

2  Two World Financial Center, 225 Liberty Street, New York, NY 10281.

3  2100 McKinney Avenue, Suite 1401, Dallas, TX 75201.

4  70 Sir John Rogerson's Quay, Dublin 2, Ireland.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Shareholder Services, Inc.	Executive Vice President and General Counsel
	OFI Private Investments Inc.[2]	Executive Vice President and General Counsel
	OppenheimerFunds Legacy Program[2]	Vice President
	OFI Global Institutional, Inc.[2]	Executive Vice President and General Counsel
William F. Glavin, Jr., Director	OFI Global Asset Management, Inc.[2]	Director, Chief Executive Officer and President
	OppenheimerFunds, Inc.[2]	Chairman
	OppenheimerFunds, Inc.[2]	Chief Executive Officer and Director
	OppenheimerFunds, Inc.[2]	President
	Oppenheimer Acquisition Corp.[2] (OppenheimerFunds, Inc.'s parent holding company)	Management Director, President and Chief Executive Officer
	Oppenheimer Real Asset Management, Inc.[2]	Director
Krishna Memani, President	OFI Global Institutional, Inc.[2]	Senior Vice President (April 2009—December 2012)
	OppenheimerFunds, Inc.[2]	Senior Vice President OppenheimerFunds, Inc. (March 2009—December 2012)
David Pfeffer, Chief Financial Officer & Director	Oppenheimer Acquisition Corp.[2]	Management Director and Treasurer
	OFI Global Asset Management, Inc.[2]	Director and Chief Financial Officer
	OFI Steelpath, Inc.[3]	Director and Chief Financial Officer
	OppenheimerFunds Distributor, Inc.[2]	Director and Chief Financial Officer
	OFI Private Investments Inc.[2]	Director and Chief Financial Officer

2  Two World Financial Center, 225 Liberty Street, New York, NY 10281.

3  2100 McKinney Avenue, Suite 1401, Dallas, TX 75201.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Oppenheimer Real Asset Management, Inc.[2]	Director and Chief Financial Officer
	OFI Global Institutional, Inc.[2]	Director and Chief Financial Officer
	Shareholder Services, Inc.	Director and Chief Financial Officer
	Trinity Investment Management Corporation[2]	Director and Chief Financial Officer
	OFI Global Trust Company[2]	Senior Vice President
	HarbourView Asset Management Corporation[2]	Director, President and Chief Financial Officer
	Centennial Asset Management Corporation,[2] Tremont Group Holdings, Inc. and Shareholder Financial Services, Inc.	Director
Mark S. Vandehey, Chief Compliance Officer	OFI Global Asset Management, Inc.[2]	Senior Vice President and Chief Compliance Officer
	OFI SteelPath, Inc.[3]	Compliance Officer
	OppenheimerFunds, Inc.[2]	Senior Vice President and Chief Compliance Officer
	OppenheimerFunds Distributor, Inc.[2]	Senior Vice President and Chief Compliance Officer
	OFI Global Trust Company,[2]	Senior Vice President and Chief Compliance Officer
	OFI Global Institutional, Inc.[2]	Senior Vice President and Chief Compliance Officer
	Oppenheimer Real Asset Management, Inc.[2]	Senior Vice President and Chief Compliance Officer
	OFI Private Investments, Inc.[2]	Senior Vice President and Chief Compliance Officer
	Harborview Asset Management Corporation[2]	Senior Vice President and Chief Compliance Officer
	Trinity Investment Management Corporation[2]	Senior Vice President and Chief Compliance Officer
	Shareholder Services, Inc.	Senior Vice President and Chief Compliance Officer

2  Two World Financial Center, 225 Liberty Street, New York, NY 10281.

3  2100 McKinney Avenue, Suite 1401, Dallas, TX 75201.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Elizabeth Ward, Director	Massachusetts Mutual Life Insurance Company[1]	Senior Vice President and Chief Enterprise Risk Officer
	Oppenheimer Acquisition Corp.[2]	Class A Director

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity Fund. The principal business address of QMA is Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102. QMA is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David A. Hunt Manager	PIM Warehouse, Inc. 7 Giralda Farms, Madison NJ 07940	Chairman, Director
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Chairman, Director, President & CEO
	Prudential Investment Management Services, LLC 3 Gateway Center Newark, NJ 07102	President
	Prudential Asset Management Holding Company LLC 751 Broad Street, Newark, NJ 07102	Chairman & CEO, Manager, President
	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director
	PIM Investments, Inc. 3 Gateway Center, 14th Floor Newark, NJ 07102	Director, President
	PIM Foreign Investments, Inc. 913 North Market Street, Suite 702, Wilmington, DE 19801	President
	Prudential Financial, Inc. 751 Broad Street, Newark, NJ 07102	Senior Vice President

1  1295 State Street, Springfield, MA 01111.

2  Two World Financial Center, 225 Liberty Street, New York, NY 10281.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Scott L. Hayward Manager and Chief Executive Officer	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Director and Executive Vice President
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Director and Vice President
Margaret S. Stumpp Manager, Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Vice President, Sales Officer
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President
Roy D. Henriksson Manager, Chief Investment Officer and Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Vice President

Robeco Investment Management, Inc.

Robeco Investment Management, Inc. ("RIM") is a Sub-Adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of RIM is 909 Third Avenue, New York, New York 10022. RIM is an investment adviser registered under the Advisers Act.

The sole business activity of RIM is to serve as an investment adviser. RIM provides investment advisory services to the Robeco Boston Partners Funds and the Robeco Weiss, Peck, & Greer Funds.

RIM serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of RIM is as follows:

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark E. Donovan Senior Managing Director, Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Director
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	CEO, Director & Chairman of the Board
Joseph F. Feeney, Jr. Senior Managing Director, Co-Chief Executive Officer	Robeco US Holding, Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
William George Butterly, III Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer, Chief Compliance Officer & Secretary
	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	Chief Operating Officer, Secretary & Director
	RobecoSAM USA, Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer, Chief Compliance Officer & Secretary
Matthew J. Davis Senior Managing Director, Treasurer & Chief Financial Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	President, Treasurer & Director
	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Financial Officer
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	Chief Financial Officer, Treasurer & Director

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a Sub-Adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Security Capital is 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603. Security Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Security Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

SSgA Funds Management, Inc.

SSgA Funds Management, Inc. ("SSgA FM") is a Sub-Adviser for the Registrant's Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds. The principal business address of SSgA FM is One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James E. Ross Chairman and Director, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director of SSgA
Keith Crawford Treasurer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Financial Officer, SSgA
Alyssa Albertelli, Director and Chief Compliance Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Compliance Officer, SSgA
Phillip Gillespie Chief Legal Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	General Counsel, SSgA
Ellen Needham Director and President, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director, SSgA

Stone Harbor Investment Partners LP

Stone Harbor Investment Partners LP ("Stone Harbor") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, New York 10019. Stone Harbor is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Peter J. Wilby Chief Investment Officer, Managing Member of General Partner	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	President

Thornburg Investment Management Inc

Thornburg Investment Management Inc ("TIM") is a Sub-Adviser for the World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of TIM is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. TIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Garrett Thornburg, Chairman	Thornburg Investment Trust 2300 N. Ridgetop Road Santa Fe, NM 87506	Chairman, Trustee
	Thornburg Securities Corporation 2300 North Ridgetop Road Santa Fe NM 87506	Chairman

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	WEL, Inc. 2300 North Ridgetop Road, Santa Fe NM 87506	Chairman, controlling interest
	Chamisa Energy 2300 North Ridgetop Road Santa Fe NM 87506	Wel, Inc. is the managing member and has a controlling interest

Timberline Asset Management LLC

Timberline Asset Management LLC ("Timberline") is a Sub-Adviser to the Registrant's Small Cap, Small Cap II, and Small/Mid Cap Equity Funds. The principal business address of Timberline is 805 SW Broadway, Portland, Oregon 97205. Timberline is a Delaware limited liability company and is an investment adviser registered under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One Montgomery Street, Suite 3700, San Francisco, California 94104.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Thomas Weisel Chairman, Board of Managers	Thomas Weisel Asset Management LLC Thomas Weisel Capital Management LLC	Chairman, Board of Managers
	Thomas Weisel Group, Inc., and various other subsidiaries	Various positions
	Stifel Financial Corp. One Financial Plaza 501 North Broadway St. Louis, MO 63102	Co-Chairman, Board of Directors
Paul Slivon Member, Board of Managers	Thomas Weisel Asset Management LLC	Member, Board of Managers
	Thomas Weisel Partners LLC	Chief Executive Officer
	Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 North Broadway St. Louis, MO 63102	Senior Managing Director
Cindi Pérez Chief Operating Officer	Thomas Weisel Asset Management LLC Thomas Weisel Capital Management LLC Thomas Weisel Global Growth Partners LLC	Chief Operating Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark Fisher Chief Legal Officer	Thomas Weisel Asset Management LLC Thomas Weisel Capital Management LLC Thomas Weisel Global Growth Partners LLC	Chief Legal Officer
	Thomas Weisel Group, Inc. and various other subsidiaries	Various positions
	Stifel, Nicolaus & Company, Incorporated	Managing Director-Legal
Steve Bushmann Chief Financial Officer	Thomas Weisel Asset Management LLC	Chief Financial Officer
Kenneth Korngiebel	Thomas Weisel Asset Management LLC	Member, Board of Managers
Rita Kazembe Chief Compliance Officer	Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 North Broadway St. Louis, MO 63102	Chief Compliance Officer, Investment Advisory Services

Tocqueville Asset Management LP

Tocqueville Asset Management LP ("TAM") is a Sub-Adviser for the Large Cap Diversified Alpha Fund. The principal business address of TAM is 40 West 57th Street, 19th Floor, New York, New York 10019. TAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Francois Sicart Chairman	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, Chairman
	Tocqueville Trust 40 West 57th Street, 19th Floor New York, NY 10019	Trustee, Chairman
Robert William Kleinschmidt President and Chief Executive Officer	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, President
	Tocqueville Trust 40 West 57th Street, 19th Floor New York, NY 10019	Trustee, President

Waddell & Reed Investment Management Co

Waddell & Reed Investment Management Co ("WRIMCO") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of WRIMCO is 6300 Lamar Avenue, Overland Park, Kansas 66202. WRIMCO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Henry John Herrmann Chairman of the Board, Chairman of the Investment Policy Committee, President, Director, Chief Executive Officer	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Executive Officer, Chairman of the Board, Director
	Ivy Investment Management Company 6300 Lamar Avenue, Overland Park, Kansas 66202	Chief Executive Officer, Director, Chairman of the Board, President
	Blue Cross Blue Shield of Kansas City One Pershing Square, 2301 Main, Kansas City, MO 64108	Director

Wellington Management Company, LLP

Wellington Management Company, LLP ("Wellington Management") serves as a Sub-Adviser for the Registrant's Small/Mid Cap Equity, Opportunistic Income and Ultra Short Duration Bond Funds. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management Company, LLP has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Wells Capital Management Incorporated

Wells Capital Management Incorporated ("WellsCap") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address of WellsCap is 525 Market Street, 10th Floor, San Francisco, California 94105. WellsCap is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of WellsCap has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

WestEnd Advisors, LLC

WestEnd Advisors, LLC ("WestEnd") is a Sub-Adviser for the Registrant's Large Cap and Large Cap Diversified Alpha Funds. The principal business address of WestEnd is 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211. WestEnd is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer, or partner of WestEnd has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald Dewhurst Director	Batterymarch Financial Management, Inc. 200 Clarendon Street Boston, MA 02116	Director
	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Manager
	ClearBridge Investments, LLC 620 Eight Avenue New York, NY 10018	Manager
	Clearbridge Asset Management, Inc. 620 Eight Avenue New York, NY 10018	Director
	Essemplia Emerging Markets, LLC 10 Exchange Square, 9th Floor Primrose Street London, England EC2A 2EN	Manager
	ClearBridge Global Currents Investment Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Global Asset Allocation, LLC 620 8th Ave., 49th Floor New York, NY 10018	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Private Portfolio Group, LLC 620 8th Avenue, 47th Floor New York, NY 10018	Manager
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Senior Executive Vice President and Senior Managing Director
	Royce & Associates, LLC ("Royce") 1414 Avenue of the Americas New York, NY 10019	Manager
Jeffrey A. Nattans Director	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	ClearBridge Investments, LLC 620 Eight Avenue New York, NY 10018	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	3040692 Nova Scotia Company 44 Chipman Hill, 10th Floor St. John, New Brunswick E2L 4S6 Canada	Director
	Clearbridge Asset Management, Inc. 620 Eight Avenue New York, NY 10018	Manager
	ClearBridge Global Currents Investment Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202	Vice President and Manager
	Legg Mason Real Estate Capital, Inc. ("LMREC") 10880 Wilshire Blvd., Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024	Director
	PCM Holdings I, Inc. 8889 Pelican Blvd, Suite 500 Naples, FL 34108	Director
	PCM Holdings II, Inc. 8889 Pelican Blvd, Suite 500 Naples, FL 34108	Director
	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	Manager
	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director
	Western Asset Management Company Ltd ("WAM Tokyo") Ote Center Building 1-1-3 Otemachi Chiyoda-ku Tokyo 100-0004 Japan	Director
	Western Asset Management Company Pty Ltd ("WAM Australia") Level 13 120 Collins Street GPO Box 507 Melbourne Victoria 3000 Australia	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 04914	Director
Charles Anthony Ruys de Perez, General Counsel and Secretary	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director
	Western Asset Management Company Ltd Ote Center Building 1-1-3 Otemachi Chiyoda-ku Tokyo 100-0004 Japan	Director
	Western Asset Management Company Pte, Ltd ("WAM Singapore") 1 George Street, #23-01 Singapore 049145	Director
	Western Asset Management Company Pty Ltd ("WAM Australia") Level 13 120 Collins Street GPO Box 507 Melbourne Victoria 3000 Australia	Director

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Core Fixed Income Fund. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald Dewhurst Director	Western Asset Management Company ("WAM") 385 East Colorado Boulevard Pasadena, CA 91101	Director
	Batterymarch Financial Management, Inc. 200 Clarendon Street Boston, MA 02116	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Manager
	ClearBridge Investments, LLC 620 Eight Avenue New York, NY 10018	Manager
	Clearbridge Asset Management, Inc. 620 Eight Avenue New York, NY 10018	Director
	Essemplia Emerging Markets, LLC 10 Exchange Square, 9th Floor Primrose Street London, England EC2A 2EN	Manager
	ClearBridge Global Currents Investment Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Global Asset Allocation, LLC 620 8th Ave., 49th Floor New York, NY 10018	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Private Portfolio Group, LLC 620 8th Avenue, 47th Floor New York, NY 10018	Manager
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Senior Executive Vice President and Senior Managing Director
	Royce & Associates, LLC ("Royce") 1414 Avenue of the Americas New York, NY 10019	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Jeffrey A. Nattans Director	Western Asset Management Company ("WAM") 385 East Colorado Boulevard Pasadena, CA 91101	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	ClearBridge Investments, LLC 620 Eight Avenue New York, NY 10018	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	3040692 Nova Scotia Company 44 Chipman Hill, 10th Floor St. John, New Brunswick E2L 4S6 Canada	Director
	Clearbridge Asset Management, Inc. 620 Eight Avenue New York, NY 10018	Manager
	ClearBridge Global Currents Investment Management, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202	Vice President and Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Real Estate Capital, Inc. ("LMREC") 10880 Wilshire Blvd., Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024	Director
	PCM Holdings I, Inc. 8889 Pelican Blvd, Suite 500 Naples, FL 34108	Director
	PCM Holdings II, Inc. 8889 Pelican Blvd, Suite 500 Naples, FL 34108	Director
	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	Manager
	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director
	Western Asset Management Company Ltd ("WAM Tokyo") Ote Center Building 1-1-3 Otemachi Chiyoda-ku Tokyo 100-0004 Japan	Director
	Western Asset Management Company Pty Ltd ("WAM Australia") Level 13 120 Collins Street GPO Box 507 Melbourne Victoria 3000 Australia	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 04914	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Charles Anthony Ruys de Perez, General Counsel and Secretary	Western Asset Management Company Ltd Ote Center Building 1-1-3 Otemachi Chiyoda-ku Tokyo 100-0004 Japan	Director
	Western Asset Management Company Pte, Ltd ("WAM Singapore") 1 George Street, #23-01 Singapore 049145	Director
	Western Asset Management Company Pty Ltd ("WAM Australia") Level 13 120 Collins Street GPO Box 507 Melbourne Victoria 3000 Australia	Director

William Blair & Company L.L.C.

William Blair & Company L.L.C. ("William Blair") is a Sub-Adviser to the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address is 222 West Adams Street, Chicago, Illinois 60606. William Blair is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Edgar D. Jannotta Chairman	AON Corporation 200 East Randolph Street Chicago, IL 60601	Director, member of the Compliance, Executive and Investment Committees of the Board of Directors
	Molex, Incorporated 2222 Wellington Court Lisle, IL 60532	Director, Chairman of the Corporate Governance and Nominating Committee; member of the Executive Committee
	Grifols, SA 2410 Lillyvale Avenue Los Angeles, CA 90032	Director, member of the Appointments and Renumeration Committee
	Commonwealth Edison Company 440 South LaSalle Street Chicago, IL 60605	Board member

Item 32.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KKR Series Trust	October 3, 2012
KKR Alternative Corporate Opportunities Fund	October 3, 2012
KKR Alternative Corporate Opportunities Fund P	October 3, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office With Underwriter	Positions and Offices With Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Money Managers:

Acadian Asset Management LLC
260 Franklin Street
Boston, Massachusetts 02109

AJO, LP
230 South Broad Street
20th Floor
Philadelphia, Pennsylvania 19102

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

Analytic Investors, LLC
555 West Fifth Street
50th Floor
Los Angeles, California 90013

AQR Capital Management, LLC
Two Greenwich Plaza
3rd Floor
Greenwich, Connecticut 06830

Ares Management LLC
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202

Ashmore Investment Management Ltd
61 Aldwych
London, United Kingdom WC2B 4AE

Brigade Capital Management, LLC
399 Park Avenue
16th Floor
New York, New York 10022

Brookfield Investment Management Inc.
250 Vesey Street
15th Floor
New York, New York 10281

Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, Maryland 21231

Declaration Management & Research LLC
101 Huntington Avenue
7th Floor
Boston, Massachusetts 02199

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust
2005 Market Street
Philadelphia, Pennsylvania 19103

EARNEST Partners LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

Fiduciary Management Associates
55 West Monroe Street
Suite 2550
Chicago, Illinois 60603

Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard
Suite 500
Santa Monica, California 90401

Income Research & Management
100 Federal Street
33rd Floor
Boston, Massachusetts 02110

INTECH Investment Management LLC
525 Okeechobee Boulevard
Suite 1800
West Palm Beach, Florida 33401

Integrity Asset Management, LLC
18500 Lake Road, Suite 300
Rocky River, Ohio 44116

Investec Asset Management US Ltd.
Woolgate Exchange
25 Basinghall Street
London EC2V 5HA, United Kingdom

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10167

Janus Capital Management LLC
151 Detroit Street
Denver, Colorado 80206

Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

Jennison Associates LLC
One International Place
43rd Floor
Boston, Massachusetts 02110

JO Hambro Capital Management Limited
Ground Floor, Ryder Court
14 Ryder Street
London, United Kingdom
SW1Y 6QB

Kleinwort Benson Investors International Ltd
Joshua Dawson House
Dawson Street
Dublin 2, Ireland

Lazard Asset Management LLC
30 Rockefeller Plaza
59th Floor
New York, New York 10112

Lee Munder Capital Group, LLC
200 Clarendon Street
28th Floor
Boston, Massachusetts 02116

Legal & General Investment Management America Inc.
8755 West Higgins Road
Chicago, Illinois 60631

Logan Circle Partners, L.P.
Three Logan Square
1717 Arch Street, Suite 1500
Philadelphia, Pennsylvania 19103

LSV Asset Management
155 N. Wacker Drive
Chicago, Illinois 60606

McKinley Capital Management, LLC
3301 C Street, Suite 500
Anchorage, Alaska 99503

Metropolitan West Asset Management LLC
865 S. Figueroa Street, Suite 1800
Los Angeles, California 90017

NFJ Investment Group LLC
2100 Ross Avenue, Suite 700
Dallas, Texas 75201

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, NY 10281

OppenheimerFunds, Inc.
6801-6803 S. Tucson Way,
Centennial, CO 80112

PanAgora Asset Management Inc
470 Atlantic Avenue
8th Floor
Boston, Massachusetts 02210

Quantitative Management Associates LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Robeco Investment Management, Inc.
909 Third Avenue
New York, New York 10022

Security Capital Research & Management Incorporated
10 South Dearborn Street, Suite 1400
Chicago, Illinois 60603

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02111

Stone Harbor Investment Partners LP
31 West 52nd Street
16th Floor
New York, New York 10019

Thornburg Investment Management Inc
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Timberline Asset Management LLC
805 SW Broadway
Portland, Oregon 97205

Tocqueville Asset Management LP
40 West 57th Street
19th Floor
New York, New York 10019

Waddell & Reed Investment Management Co
6300 Lamar Avenue
Overland Park, Kansas 66202

Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210

Wells Capital Management Incorporated
525 Market Street
10th Floor
San Francisco, California 94105

WestEnd Advisors, LLC
4064 Colony Road, Suite 130
Charlotte, North Carolina 28211

Western Asset Management Company
385 East Colorado Boulevard
6th Floor
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A 2EN, United Kingdom

William Blair & Company L.L.C.
222 West Adams Street
Chicago, Illinois 60606

Item 34.  Management Services:

None.

Item 35.  Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 74 to Registration Statement No. 033-58041 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 27th day of September, 2013.

SEI INSTITUTIONAL INVESTMENTS TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee William M. Doran	September 27, 2013
*	Trustee George J. Sullivan, Jr.	September 27, 2013
*	Trustee Nina Lesavoy	September 27, 2013
*	Trustee James M. Williams	September 27, 2013
*	Trustee Mitchell A. Johnson	September 27, 2013
*	Trustee Hubert L. Harris, Jr.	September 27, 2013
/S/ ROBERT A. NESHER	Trustee, President & Chief Robert A. Nesher	September 27, 2013 Executive Officer
/S/ PETER A. RODRIGUEZ	Controller & Chief Peter A. Rodriguez	September 27, 2013 Financial Officer
*By:	/s/ Robert A. Nesher Robert A. Nesher Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(26)	Investment Sub-Advisory Agreement, dated July 31, 2013, between SIMC and Brookfield Investment Management Inc. with respect to the Opportunistic Income Fund
EX-99.B(d)(28)	Investment Sub-Advisory Agreement, dated August 13, 2013, between SIMC and Declaration Management & Research LLC with respect to the Opportunistic Income Fund
EX-99.B(d)(31)

Form of Amended Schedules A and B, to the Amended and Restated Investment Sub-Advisory Agreement, between SIMC and Delaware Investments Fund Advisers with respect to the Large Cap and Emerging Markets Equity Funds

EX-99.B(d)(59)

Amended Schedules A and B, as last revised September 20, 2013, to the Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Logan Circle Partners, L.P. with respect to the Long Duration Corporate Bond and Ultra Short Duration Bond Funds

EX-99.B(i)	Opinion and Consent of Counsel
EX-99.B(j)	Consent of Independent Registered Public Accounting Firm
EX-99.B(p)(2)	The Code of Ethics for SEI Investments Distribution Co., dated December 18, 2012
EX-99.B(p)(6)	The Code of Ethics for AllianceBernstein L.P., dated January 2013
EX-99.B(p)(7)	The Code of Ethics for Analytic Investors, LLC, dated August 14, 2009
EX-99.B(p)(11)	The Code of Ethics for Artisan Partners Limited Partnership, dated May 15, 2013
EX-99.B(p)(14)	The Code of Ethics for Brookfield Investment Management Inc., dated August 16, 2011
EX-99.B(p)(16)	The Code of Ethics for Declaration Management & Research LLC, dated January 5, 2012
EX-99.B(p)(27)	The Code of Ethics for JO Hambro Capital Management Limited, dated February 2013
EX-99.B(p)(30)	The Code of Ethics for Lee Munder Capital Group, LLC, dated May 2013
EX-99.B(p)(35)	The Code of Ethics for Metropolitan West Asset Management LLC, dated April 11, 2011, as last amended March 2, 2013
EX-99.B(p)(36)	The Code of Ethics for NFJ Investment Group LLC, dated April 1, 2013
EX-99.B(p)(42)	The Code of Ethics for SSgA Funds Management, Inc., dated April 16, 2013
EX-99.B(p)(45)	The Code of Ethics for Timberline Asset Management LLC, dated May 10, 2013
EX-99.B(p)(48)	The Code of Ethics for Wellington Management Company, LLP, dated August 1, 2013
EX-99.B(p)(50)	The Code of Ethics for WestEnd Advisors, LLC, revised March 2013